UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02514

Voya Variable Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)         The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes ADV, I, R6, S, S2 and T

Voya Variable Product Funds

■              Voya Balanced Portfolio

■              Voya Global High Dividend Low Volatility Portfolio

■              Voya Government Money Market Portfolio

■              Voya Growth and Income Portfolio

■              Voya Intermediate Bond Portfolio

■              Voya Small Company Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Money Market Portfolio does not file on Form N-PORT.

The Voya Government Money Market Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset- backed and corporate debt securities.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Europe, Australasia and Far East®(“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World Value IndexSM (“MSCI World Value”)	The index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index*	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

*	The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

1

Voya Balanced Portfolio	Portfolio Managers’ Report

Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Target Asset Allocation”) to invest in a diversified portfolio of various asset classes and investment strategies. The Portfolio is managed by Lanyon Blair, CFA, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 15.92% compared to the S&P Target Risk® Growth Index, Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), MSCI EAFE® Index (“MSCI EAFE®”) and Russell 3000® Index, which returned 15.38%, 5.53%, 18.24% and 25.96%, respectively, for the same period.

Portfolio Specifics: At the beginning of the period, the Portfolio was underweight in equity and overweight to fixed income relative to its strategic allocation benchmark. Equity sub-asset class allocations were overweight to U.S. small cap equities and U.S. core fixed income and underweight in U.S. large cap and international developed equites. Within fixed income, the Portfolio was underweight in U.S. high yield and overweight to U.S. long duration government bonds.

Investment Type Allocation as of December 31, 2023 (as a percentage of net assets)
Common Stock	36.0%
Mutual Funds	29.6%
Corporate Bonds/Notes	7.6%
U.S. Government Agency Obligations	7.1%
Exchange-Traded Funds	6.9%
U.S. Treasury Obligations	3.8%
Collateralized Mortgage Obligations	3.2%
Asset-Backed Securities	2.5%
Commercial Mortgage-Backed Securities	2.3%
Sovereign Bonds	0.1%
Preferred Stock	0.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

In early January, the Portfolio added to U.S. mid cap and emerging markets equity by reducing core fixed income. Risk appetite was overly depressed, which gave a contrarian signal that in our opinion equities could still rally. China’s re-opening and favorable relative valuations offered a good adding point for emerging market equities and allocating to U.S. mid caps helped diversify away from U.S. large cap technology. In early February, prior to a big run-up in yields before the emergence of banking sector stress, the Portfolio reduced duration. Inflation appeared hotter than expected at the time, yields were approaching a resistance level and a more neutral duration posture was the prudent positioning, in our view.

As part of its annual review in early April, the Portfolio’s strategic asset allocations were reset, resulting in reduced strategic allocations to stocks. Target allocations to U.S. large cap, international developed equities and core U.S. bonds were reduced, while U.S. mid cap and short-term bonds were increased. Later in the period, we cut some of the Portfolio’s underweights in international developed equities as a risk management trade, despite the region’s still unfavorable risk- reward profile. Finally, at the end of April, we reduced U.S. small cap equities and increased U.S. large cap equities. At the time, U.S. small caps remained oversold and traded at attractive relative valuations, but concerns over regional banking issues were expected to weigh on the asset class in the near-term.

There were no other fundamental asset allocation trades during the remainder of the period. The Portfolio continues to favor U.S. assets and maintain modestly defensive posture overall with a preference for U.S. large cap equities and core investment grade fixed income.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Voya U.S. Stock Index Portfolio - Class I	18.2%
Voya Short Term Bond Fund - Class R6	7.0%
Vanguard FTSE Emerging Markets ETF	2.9%
Voya Small Company Fund - Class R6	2.0%
iShares Core U.S. Aggregate Bond ETF	1.9%
Vanguard Long-Term Treasury ETF	1.9%
Federal Home Loan Bank Discount Notes, 10.550%, 01/02/24	1.6%
Microsoft Corp.	1.6%
Apple, Inc.	1.6%
Voya VACS Series HYB Fund	1.4%
Portfolio holdings are subject to change daily.

Overall, tactical asset allocation positioning relative to the strategic asset allocation was a challenge to performance.Holding underlying funds contributed to the Portfolio’s performance for the year. The U.S. large cap equity sleeve was the main contributor to excess returns. The U.S. core fixed income sleeve also added value.

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable

2

Portfolio Managers’ Report	Voya Balanced Portfolio

returns throughout the year. The current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. We believe limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

*                     Effective May 1, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios and Matthew Toms, CFA was removed as a portfolio manager. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class I	15.92%	7.98%	5.84%
Class S	15.71%	7.72%	5.58%
S&P Target Risk® Growth Index	15.38%	7.73%	5.96%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Portfolio

Voya Global High Dividend Low Volatility Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Steve Wetter, Kai Yee Wong, Peg DiOrio, CFA, and Vincent Costa, CFA, Portfolio Managers(1) of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 6.43% compared to the MSCI World Value IndexSM (the “Index” or “MSCI World Value”) which returned 11.51% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Index. In terms of the Portfolio’s performance, the Portfolio’s lower beta positioning detracted, while the core model contributed.

On the regional level, stock selection was weakest in North America. On the sector level, stock selection was strong in the energy sector. At the individual stock level, not owning Exxon Mobil Corp., the underweight in Chevron Corp. and exposure to non-benchmark stock Sage Group PLC contributed.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
United States	67.1%
Japan	7.0%
United Kingdom	4.2%
Australia	2.4%
Canada	2.2%
France	2.2%
Spain	2.0%
Hong Kong	1.7%
Netherlands	1.7%
Switzerland	1.4%
Countries between 0.1% - 1.2%^	6.7%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds. ^ Includes 12 countries, which each 0.1% - 1.2% of net n assets.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Johnson & Johnson	1.8%
Merck & Co., Inc.	1.6%
AbbVie, Inc.	1.5%
Chevron Corp.	1.5%
PepsiCo, Inc.	1.3%
Cisco Systems, Inc.	1.2%
Procter & Gamble Co.	1.2%
Verizon Communications, Inc.	1.1%
Amgen, Inc.	1.1%
Philip Morris International, Inc.	1.0%
Portfolio holdings are subject to change daily.

By contrast, at the sector level stock selection was weakest in the information technology and financials sectors. At the individual stock level, not owning Broadcom Inc. and Intel Corporation and the overweight to Bristol-Myers Squibb Co. detracted from relative returns.

Current Strategy and Outlook: This is an actively-managed global quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region- sector. The Portfolio is then optimized to achieve its dividend, alpha and volatility objectives.

(1)               Effective on or about March 1, 2024, Peg DiOrio will be removed as portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya Global High Dividend Low Volatility Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
				Since
1 Year		5 Year	10 Year	Inception
Class ADV	6.18%	7.62%	5.64%	—
Class I(1)	6.74%	8.17%	6.14%	—
Class S	6.43%	7.89%	5.90%	—
Class S2	6.37%	7.75%	—	5.44%(2)
Class T	6.15%	7.53%	—	5.24%(2)
MSCI World Value	11.51%	8.87%	5.89%	6.07%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class I incepted on March 5, 2015. The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.
(2)	Class S2 and T inception date was March 5, 2015.

6

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 4.77% compared to the iMoneyNet Government Institutional Index, which returned 4.83% for the same period.

Portfolio Specifics: For the reporting period ended December 31, 2023, preservation of capital and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period. Maximizing the yield and the total return of the fund remained a secondary objective.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
U.S. Treasury Debt	41.8%
U.S. Government Agency Debt	32.2%
U.S. Treasury Repurchase Agreements	21.2%
Investment Companies	4.1%
Assets in Excess of Other Liabilities	0.7%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

2023 was a year of uncertainty, from the banking crisis early in the year to the U.S. Federal Reserve’s unexpected pivot on interest rates in December. The U.S. economy remained surprisingly resilient, driven by low unemployment, rising wages, robust consumer spending and increased investment in manufacturing. Volatility persisted in the U.S. bond market but ended the year on a strong note.

The yield on the U.S. Treasury 10-year note remained in a tight range for the first seven months of the year before spiking in August following news of a red-hot jobs market and then, ultimately falling in December to near where it began the year as inflation and employment both moderated. Credit-sensitive bond sectors, such as high yield and bank loans, provided investors with equity-like returns for the year. Emerging market debt staged a comeback from a difficult 2022 thanks to waning inflation and a weakening U.S. dollar.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. Early in the year, we anticipated further hikes after 2022’s aggressive moves. The Fed raised rates four out of its first five meetings for a total of 100 basis points, before pausing and ending the year in the range of 5.25–5.50%.

In addition to the Portfolio’s shorter WAM, it held floating rate Treasuries tied to the three-month Treasury bill, which added yield early in the year. The Portfolio then shifted to floating rate agencies tied to the secured overnight funding rate (“SOFR”). At the time, we believed the SOFR would be higher than the three-month Treasury bill as the market priced in rate cuts. This belief persists for 2024.

Outlook and Current Strategy: As the market focus shifts from inflation to growth concerns, in our view duration will become an effective offset to risky asset drawdowns. It is our opinion that rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. Elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, we believe many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

As such, we think the Fed will cut rates in 2024, although not as soon as or by as much as the market is currently pricing in. We will look for opportunities to extend WAM if the market moves in line with our view. We expect ample openings over the year to make that shift as inflation and labor data trend smoothly. Until then, we will keep a shorter WAM and continue to buy floating-rate agencies.

Voya Government Money Market Portfolio	Portfolio Managers’ Report

*       Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Growth and IncomE Portfolio

Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 27.39% compared to the S&P 500® Index (the “Index”), which returned 26.29% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed the Index, due to strong stock selection. Stock selection within the health care, financials and consumer discretionary sectors had the greatest positive impact on performance. At the individual stock level, overweight positions in Amazon.com, Inc. and NVIDIA Corp. and an underweight position in Apple Inc. contributed the most to performance. By contrast, on the sector level, stock selection in communication services had the largest negative impact on relative performance. Key detractors included an underweight position in Meta Platforms Inc., not owning Tesla, Inc. and an overweight position in AT&T Inc.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	26.4%
Health Care	14.8%
Financials	11.4%
Consumer Discretionary	10.2%
Industrials	9.0%
Communication Services	7.5%
Consumer Staples	6.8%
Energy	4.7%
Materials	3.1%
Utilities	3.0%
Real Estate	2.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Microsoft Corp.	8.9%
Amazon.com, Inc.	5.7%
Meta Platforms, Inc. - Class A	4.0%
NVIDIA Corp.	3.8%
Philip Morris International, Inc.	2.4%
Bank of America Corp.	2.2%
AT&T, Inc.	2.1%
Roper Technologies, Inc.	2.1%
Micron Technology, Inc.	2.1%
Intercontinental Exchange, Inc.	2.1%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The recent “Fed Pivot” appears to be signalling that the period of interest rate increases is over and that rate cuts in 2024 will be forthcoming. We believe this will continue to drive a broadening out of the equity market. From a positioning standpoint, more economically sensitive companies and sectors should see a benefit relative to more defensive or stable growth companies and sectors, in our opinion. While we always seek to have balance in the Portfolio, we’ve increased our exposure modestly to companies that we believe are more economically sensitive given the soft-landing narrative in place currently and potentially for some time going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Growth and IncomE Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	26.78%	15.67%	10.80%
Class I	27.39%	16.20%	11.30%
Class S	27.06%	15.90%	11.02%
Class S2	26.90%	15.73%	10.86%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Intermediate BonD Portfolio

Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 7.28% compared to the Bloomberg

U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned 5.53% for the same period.

Portfolio Specifics: After experiencing the worst bout of inflation in 40 years in 2022, inflation continued to remain elevated in 2023. That said, significant progress was made over the course of the year, with core Personal Consumption Expenditures Price Index (“PCE”) ending November at 3.2%. This was accomplished in part by the U.S. Federal Reserve continuing to hike rates and reduce the size of their balance sheet. At the start of the year, many were expecting a recession however this clearly did not play out. In fact, economic data came in relatively strong, and gross domestic product (GDP) growth came in above trend.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Corporate Bonds/Notes	25.9%
U.S. Government Agency Obligations	21.5%
Mutual Funds	14.6%
Collateralized Mortgage Obligations	14.1%
Asset-Backed Securities	7.8%
U.S. Treasury Obligations	7.8%
Commercial Mortgage-Backed Securities	5.1%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Over the course of the year, longer term rates ebbed and flowed with economic data. Overall, rates spent a majority of the year moving higher as the timeline for recession continued to get pushed out. By October, the 10-year treasury had hit 5%. Shortly thereafter, many began to speculate that the Fed was at the end of their hiking cycle due to the meaningful decline in the level of inflation. At their final meeting of the year, Jerome Powell's post meeting press conference all but confirmed this was the case. As a result, rates staged a significant rally through the end of the year, ending only marginally higher than where they started.

Credit markets broadly moved in line with rates. Spreads widened in response to better-than-expected economic data or higher than expected inflation and tightened when the reverse occurred. The key difference is that credit spreads ended of the year inside of where they started.

The Portfolio outperformed its benchmark. Sector allocation decisions contributed to relative performance. Our allocation to high yield was the top contributor, followed by non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer (“CRT”). Security selection also contributed albeit to a lesser extent. Off benchmark selections within agency mortgage-backed securities (“MBS”) and asset backed securities (“ABS”) contributed strongly, as did selections within investment grade (“IG”) corporate. Offsetting some of these results were selections within commercial mortgage- backed securities (“CMBS”), with a handful of subordinate conduit credit positions being responsible for a majority of the underperformance. Duration and yield curve positioning detracted slightly from relative performance.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Voya VACS Series SC Fund	5.2%
Voya VACS Series EMHCD Fund	4.1%
Voya VACS Series HYB Fund	3.1%
United States Treasury Bonds, 4.750%, 11/15/43	2.8%
Voya VACS Series EMCD Fund	2.2%
United States Treasury Notes, 4.500%, 11/15/33	1.9%
Uniform Mortgage-Backed Securities, 5.000%, 10/01/52	1.4%
Uniform Mortgage-Backed Securities, 2.000%, 02/01/52	1.3%
Uniform Mortgage-Backed Securities, 2.500%, 02/01/52	1.1%
Ginnie Mae, 2.500%, 05/20/52	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio used derivatives such as futures, swaps options and forward contracts for hedging and overall risk management. The use of derivatives detracted from performance for the period.

Current Strategy & Outlook: Looking forward, the outlook has improved marginally, however we still expect growth to slow below trend. The increased cost of capital will likely curb consumption and investment, however ongoing government support measures at a global level are expected to partially offset these effects. In particular, China's growth focused investment and advanced economies efforts to enhance supply chain security are anticipated to bolster growth in the short term.

Voya Intermediate BonD Portfolio	Portfolio Managers’ Report

As the market focus shifts from inflation to growth concerns, we believe duration will become an effective offset to risky asset drawdowns. Rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. We believe elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

With this dynamic in place, the Portfolio has a moderate level of risk with focus on higher quality credit , and allocations are skewed towards sectors with better relative value. For example, securitized credit markets are currently trading with wider spreads relative to comparably rated corporates bonds.

Meanwhile, the dark clouds facing the sector due to concerns over CMBS appear to be fading as lower rates make refinancing existing loans less challenging. Within corporate credit, we prefer IG, however to the extent we are willing to drift into lower quality, we prefer high yield over senior loans given the latter is most directly impacted by higher financing costs. Outside of credit, agency MBS remain attractive relative to treasuries due to historically wide spreads despite minimal prepayment risk.

*       Effective May 1, 2024, Matt Toms will no longer be one of the portfolio managers to the Portfolio. Additionally, effective May 1, 2024, Eric Stein will be added as one of the portfolio managers to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Intermediate BonD Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	6.78%	1.00%	1.83%
Class I	7.28%	1.50%	2.34%
Class S	7.03%	1.26%	2.09%
Class S2	6.89%	1.10%	1.93%
Bloomberg U.S. Aggregate Bond	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Voya Small Company Portfolio	Portfolio Managers’ Report

Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Vincent Costa, CFA, Gareth Shepherd, PhD, CFA, and Russell Shtern, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 18.00% compared to the Russell 2000® Index, which returned 16.93% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed its benchmark, driven by both positive stock selection and a positive allocation impact. Stock selection in the financials and real estate sectors drove performance, followed by the overweight and selection in the information technology sector. Conversely, selection in the industrials and energy sectors detracted.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Industrials	18.6%
Information Technology	17.7%
Financials	15.9%
Health Care	13.9%
Consumer Discretionary	7.8%
Materials	7.2%
Real Estate	5.5%
Energy	4.3%
Communication Services	2.8%
Consumer Staples	2.4%
Exchange-Traded Funds	1.9%
Utilities	1.7%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
iShares Russell 2000 ETF	1.9%
Watts Water Technologies, Inc. - Class A	1.4%
Mueller Water Products, Inc. - Class A	1.3%
Hillenbrand, Inc.	1.2%
Element Solutions, Inc.	1.2%
Dropbox, Inc. - Class A	1.1%
AAON, Inc.	1.1%
ExlService Holdings, Inc.	1.1%
Atlantic Union Bankshares Corp.	1.0%
Excelerate Energy, Inc. - Class A	1.0%
Portfolio holdings are subject to change daily.

Individual contributors included overweight positions in ImmunoGen, Inc., Tri Pointe Homes, Inc. and Altair Engineering Inc. Key detractors from performance for the period included overweight positions in Excelerate Energy, Inc., Shyft Group, Inc. and BioCryst Pharmaceuticals, Inc.

Current Strategy and Outlook: In our view, the side effects of the pandemic shock have mostly subsided, and inflation is the final piece of the puzzle. We view the recovery not as a classic business cycle, but as an economy trying to normalize following a natural disaster. First, came the government- mandated lockdowns and the bust. Then, came the re-openings and the effects of mega-policy stimulus. Lastly, came the 180-degree reversal in monetary policy. Inflation peaked in June 2022 at 9.1%, which means that most of the disinflation we have seen since then has had little to do with Fed policy. We believe that disinflation could continue (and may intensify) over the next 18 months. Corporate earnings are accelerating as the U.S. consumer, in our view, remains healthy and in our opinion, corporate fundamental factors are sound.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	17.37%	9.30%	6.49%
Class I	18.00%	9.84%	7.02%
Class R6(1)	18.05%	9.88%	7.46%
Class S	17.68%	9.57%	6.75%
Russell 2000® Index	16.93%	9.97%	7.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (UnaUdited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya Balanced Portfolio
Class I	$1,000.00	$1,058.70	0.69%	$3.58	$1,000.00	$1,021.73	0.69%	$3.52
Class S	1,000.00	1,058.20	0.94	4.88	1,000.00	1,020.47	0.94	4.79
...
Voya Global High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,053.60	1.10%	$5.69	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,056.80	0.60	3.11	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,055.40	0.85	4.40	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,055.20	1.00	5.18	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,053.70	1.20	6.21	1,000.00	1,019.16	1.20	6.11
...
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,025.30	0.43%	$2.20	$1,000.00	$1,023.04	0.43%	$2.19
Class S	1,000.00	1,024.50	0.58	2.96	1,000.00	1,022.28	0.58	2.96
...
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,082.20	1.12%	$5.88	$1,000.00	$1,019.56	1.12%	$5.70
Class I	1,000.00	1,084.90	0.67	3.52	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,083.10	0.92	4.83	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,083.10	1.07	5.62	1,000.00	1,019.81	1.07	5.45

SHAREHOLDER EXPENSE EXAMPLES (UnaUdited) (CONTINUED)

		Actual Portfolio Return			Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,041.80	1.03%	$5.30	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,045.10	0.53	2.73	1,000.00	1,022.53	0.53	2.70
Class S	1,000.00	1,044.00	0.78	4.02	1,000.00	1,021.27	0.78	3.97
Class S2	1,000.00	1,042.30	0.93	4.79	1,000.00	1,020.52	0.93	4.74
...
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,091.80	1.36%	$7.17	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,094.30	0.86	4.54	1,000.00	1,020.87	0.86	4.38
Class R6	1,000.00	1,094.10	0.80	4.22	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,092.90	1.11	5.86	1,000.00	1,019.61	1.11	5.65

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio and the Boards of Directors/Trustees of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds and Voya Intermediate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya	Voya Global High Dividend	Voya Government Money
	Balanced Portfolio	Low Volatility Portfolio	Market Portfolio
ASSETS:
Investments in securities at fair value+*	$212,281,599	$483,840,327	$–
Investments in affiliates at fair value**	90,118,920	–	–
Short-term investments at fair value†	5,333,273	4,716,913	–
Short-term investments at amortized cost	–	–	617,762,728
Repurchase agreements	–	–	167,237,000
Cash	193,404	84,014	30,128
Cash collateral for futures contracts	340,223	–	–
Cash pledged for centrally cleared swaps (Note 2)	300,000	–	–
Foreign currencies at value‡	4,900	1,271	–
Receivables:
Investment securities sold	19,466	4,810	–
Fund shares sold	10,749	117,074	2,186,948
Dividends	135,202	1,076,581	6,557
Interest	503,440	–	3,791,818
Foreign tax reclaims	107,019	1,234,962	–
Unrealized appreciation on forward foreign currency contracts	343	–	–
Unrealized appreciation on forward premium swaptions	2,699	–	–
Prepaid expenses	2,566	4,391	4,513
Reimbursement due from Investment Adviser	39,116	9,625	–
Other assets	43,569	51,833	105,180
Total assets	309,436,488	491,141,801	791,124,872

LIABILITIES:
Payable for investment securities purchased	840,304	4,798	–
Payable for investment securities purchased on a delayed-delivery or when- issued basis	1,106,994	–	–
Payable for fund shares redeemed	165,016	272,428	12,410
Payable upon receipt of securities loaned	1,892,414	3,913,913	–
Unrealized depreciation on forward premium swaptions	680	–	–
Variation margin payable on centrally cleared swaps	152	–	–
Variation margin payable on futures contracts	6,831	–	–
Payable for investment management fees	152,938	228,041	202,863
Payable for distribution and shareholder service fees	390	79,185	39
Payable to directors/ trustees under the deferred compensation plan (Note 6)	43,569	51,833	105,180
Payable for directors/ trustees fees	740	1,235	1,540
Other accrued expenses and liabilities	121,069	107,807	178,622
Written options, at fair value^	79,778	–	–
Total liabilities	4,410,875	4,659,240	500,654
NET ASSETS	$305,025,613	$486,482,561	$790,624,218

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$270,176,614	$441,763,080	$790,706,617
Total distributable earnings (loss)	34,848,999	44,719,481	(82,399)
NET ASSETS	$305,025,613	$486,482,561	$790,624,218

+ Including securities loaned at value	$1,819,620	$3,697,235	$—
* Cost of investments in securities	$196,745,223	$447,191,903	$—
** Cost of investments in affiliates	$84,566,583	$—	$—
† Cost of short-term investments	$5,334,659	$4,716,913	$—
‡ Cost of foreign currencies	$6,146	$1,238	$—
^ Premiums received on written options	$72,188	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$10,354,332	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	940,232	n/a
Net asset value and redemption price per share	n/a	$11.01	n/a

Class I
Net assets	$303,165,862	$122,201,627	$789,249,318
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	20,497,067	11,121,157	789,231,704
Net asset value and redemption price per share	$14.79	$10.99	$1.00

Class S
Net assets	$1,859,751	$351,455,873	$1,374,900
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	126,384	31,803,743	1,374,869
Net asset value and redemption price per share	$14.72	$11.05	$1.00

Class S2
Net assets	n/a	$229,196	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	21,054	n/a
Net asset value and redemption price per share	n/a	$10.89	n/a

Class T
Net assets	n/a	$2,241,533	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	203,249	n/a
Net asset value and redemption price per share	n/a	$11.03	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$2,002,417,073	$1,905,945,121	$302,647,105
Investments in affiliates at fair value**	–	339,274,750	–
Short-term investments at fair value†	1,014,000	166,097,861	2,997,798
Cash	1,126,614	1,778,217	72,578
Cash collateral for futures contracts	–	6,051,061	–
Cash pledged for centrally cleared swaps (Note 2)	–	6,266,000	–
Cash pledged as collateral for OTC derivatives (Note 2)	–	2,210,000	–
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	–	567,000	–
Receivables:
Investment securities sold	–	595,526	–
Fund shares sold	382,075	1,191,384	1,158
Dividends	1,604,443	28,875	385,353
Interest	736	13,869,732	–
Foreign tax reclaims	38,637	–	10,338
Unrealized appreciation on forward foreign currency contracts	–	9,795	–
Unrealized appreciation on forward premium swaptions	–	76,459	–
Prepaid expenses	15,666	21,044	2,608
Reimbursement due from Investment Adviser	–	390,244	5,273
Other assets	231,158	323,773	41,558
Total assets	2,006,830,402	2,444,696,842	306,163,769

LIABILITIES:
Income distribution payable	–	330	–
Payable for investment securities purchased	–	16,811,561	11,078
Payable for investment securities purchased on a delayed-delivery or when- issued basis	–	24,029,870	–
Payable for fund shares redeemed	270,606	856,635	146,786
Payable upon receipt of securities loaned	–	82,375,714	2,052,798
Unrealized depreciation on forward premium swaptions	–	14,316	–
Variation margin payable on centrally cleared swaps	–	7,178	–
Variation margin payable on futures contracts	–	366,509	–
Payable for investment management fees	999,607	967,452	185,361
Payable for distribution and shareholder service fees	37,838	377,062	16,762
Payable to directors/ trustees under the deferred compensation plan (Note 6)	231,158	323,773	41,558
Payable for directors/ trustees fees	4,688	5,833	730
Other accrued expenses and liabilities	539,494	433,361	94,184
Written options, at fair value^	–	2,329,357	–
Total liabilities	2,083,391	128,898,951	2,549,257
NET ASSETS	$2,004,747,011	$2,315,797,891	$303,614,512

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,591,858,011	$2,758,195,713	$293,922,764
Total distributable earnings (loss)	412,889,000	(442,397,822)	9,691,748
NET ASSETS	$2,004,747,011	$2,315,797,891	$303,614,512

+ Including securities loaned at value	$—	$80,471,011	$1,978,440
* Cost of investments in securities	$1,605,791,814	$1,972,182,146	$282,064,304
** Cost of investments in affiliates	$—	$336,366,410	$—
† Cost of short-term investments	$1,014,000	$166,116,708	$2,997,798
^ Premiums received on written options	$—	$2,103,639	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$83,897,303	$193,770,524	$8,712,040
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	4,510,817	17,905,116	642,647
Net asset value and redemption price per share	$18.60	$10.82	$13.56

Class I
Net assets	$1,890,606,229	$712,401,923	$225,540,299
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	97,226,006	65,109,530	14,949,888
Net asset value and redemption price per share	$19.45	$10.94	$15.09

Class R6
Net assets	n/a	n/a	$5,041,902
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	333,667
Net asset value and redemption price per share	n/a	n/a	$15.11

Class S
Net assets	$29,694,662	$1,401,595,272	$64,320,271
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	1,593,839	128,991,523	4,479,803
Net asset value and redemption price per share	$18.63	$10.87	$14.36

Class S2
Net assets	$548,817	$8,030,172	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	30,532	741,941	n/a
Net asset value and redemption price per share	$17.98	$10.82	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,779,261	$17,867,099	$89,491
Dividends from affiliated underlying funds	1,864,391	—	—
Interest, net of foreign taxes withheld*	3,640,415	—	31,609,889
Securities lending income, net	29,980	99,394	—
Other	1,405	2,363	2,772
Total investment income	8,315,452	17,968,856	31,702,152
EXPENSES:
Investment management fees	1,775,867	2,765,259	2,156,082
Distribution and shareholder service fees:
Class ADV	—	52,898	—
Class S	4,589	899,657	185
Class S2	—	886	—
Class T	—	17,227	—
Transfer agent fees:
Class ADV	—	6,828	—
Class I	292,706	78,193	632,209
Class S	1,826	232,251	72
Class S2	—	144	—
Class T	—	1,484	—
Shareholder reporting expense	27,660	41,822	27,689
Registration fees	277	—	443
Professional fees	33,025	27,135	40,655
Custody and accounting expense	142,822	68,492	40,779
Directors/ trustees fees	7,400	12,354	15,401
Licensing fee (Note 7)	19,074	—	—
Miscellaneous expense	15,490	29,249	18,742
Interest expense	5,894	2,527	—
Total expenses	2,326,630	4,236,406	2,932,257
Waived and reimbursed fees	(267,214)	(290,548)	(277,291)
Net expenses	2,059,416	3,945,858	2,654,966
Net investment income	6,256,036	14,022,998	29,047,186
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,713,306	8,329,955	46,211
Sale of affiliated underlying funds	(96,411)	—	—
Capital gain distributions from affiliated underlying funds	5,341,904	—	—
Forward foreign currency contracts	(2,298)	(34,828)	—
Foreign currency related transactions	1,928	(33,787)	—
Futures	(1,735,505)	—	—
Swaps	(517,834)	—	—
Written options	378,196	—	—
Net realized gain	8,083,286	8,261,340	46,211
Net change in unrealized appreciation (depreciation) on:
Investments	22,027,253	7,741,197	—
Affiliated underlying funds	7,090,548	—	—
Forward foreign currency contracts	344	—	—
Foreign currency related transactions	4,494	33,202	—
Futures	376,588	—	—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Portfolio	Voya Global High Dividend Low Volatility Portfolio	Voya Government Money Market Portfolio
Swaps	86,856	—	—
Written options	(11,486)	—	—
Net change in unrealized appreciation (depreciation)	29,574,597	7,774,399	—
Net realized and unrealized gain	37,657,883	16,035,739	46,211
Increase in net assets resulting from operations	$43,913,919	$30,058,737	$29,093,397
* Foreign taxes withheld	$66,455	$779,254	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$32,903,447	$306,400	$4,975,373
Dividends from affiliated underlying funds	—	25,935,778	—
Interest, net of foreign taxes withheld*	19,721	84,117,515	2,432
Securities lending income, net	86,335	300,135	13,363
Other	8,833	11,153	1,395
Total investment income	33,018,336	110,670,981	4,992,563
EXPENSES:
Investment management fees	11,250,793	11,665,925	2,189,002
Distribution and shareholder service fees:
Class ADV	394,592	979,231	39,648
Class S	74,682	3,556,483	148,403
Class S2	1,912	30,677	—
Transfer agent fees:
Class ADV	53,389	105,559	11,756
Class I	1,194,671	381,089	323,303
Class R6	—	—	8
Class S	20,198	766,752	88,026
Class S2	320	4,135	—
Shareholder reporting expense	76,650	98,984	23,348
Registration fees	557	—	118
Professional fees	104,755	157,465	23,278
Custody and accounting expense	102,390	364,593	59,722
Directors/ trustees fees	46,883	58,335	7,299
Miscellaneous expense	69,176	112,000	19,523
Interest expense	7,459	350	4,729
Total expenses	13,398,427	18,281,578	2,938,163
Waived and reimbursed fees	(355,701)	(1,279,217)	(230,917)
Net expenses	13,042,726	17,002,361	2,707,246
Net investment income	19,975,610	93,668,620	2,285,317
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	195,064,515	(62,272,543)	17,560,323
Sale of affiliated underlying funds	—	(86,744,306)	—
Capital gain distributions from affiliated underlying funds	—	1,793,767	—
Forward foreign currency contracts	—	(8,138)	—
Foreign currency related transactions	—	(12,694)	—
Futures	—	(10,161,576)	—
Swaps	—	(19,013,099)	—
Written options	—	8,717,517	—
Net realized gain (loss)	195,064,515	(167,701,072)	17,560,323
Net change in unrealized appreciation (depreciation) on:
Investments	238,557,107	116,883,344	28,858,436
Affiliated underlying funds	—	105,480,702	—
Forward foreign currency contracts	—	9,795	—
Foreign currency related transactions	76	(2,870)	109
Futures	—	7,541,397	—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023 (CONTINUED)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Swaps	—	2,734,459	—
Written options	—	(338,834)	—
Net change in unrealized appreciation (depreciation)	238,557,183	232,307,993	28,858,545
Net realized and unrealized gain	433,621,698	64,606,921	46,418,868
Increase in net assets resulting from operations	$453,597,308	$158,275,541	$48,704,185
* Foreign taxes withheld	$54,368	$347	$23,710

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global High Dividend Low Volatility Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$6,256,036	$5,389,754	$14,022,998	$14,165,252
Net realized gain	8,083,286	1,110,601	8,261,340	17,392,831
Net change in unrealized appreciation (depreciation)	29,574,597	(71,935,681)	7,774,399	(65,279,322)
Increase (decrease) in net assets resulting from operations	43,913,919	(65,435,326)	30,058,737	(33,721,239)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(628,649)	(667,337)
Class I	(6,549,871)	(45,747,982)	(7,821,746)	(7,870,245)
Class S	(34,101)	(318,826)	(22,181,478)	(24,164,362)
Class S2	—	—	(13,371)	(13,783)
Class T	—	—	(132,365)	(144,852)
Total distributions	(6,583,972)	(46,066,808)	(30,777,609)	(32,860,579)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,258,365	2,963,207	6,090,929	8,589,904
Reinvestment of distributions	6,583,972	46,066,808	30,777,609	32,860,579
	9,842,337	49,030,015	36,868,538	41,450,483
Cost of shares redeemed	(34,104,845)	(34,031,403)	(82,358,673)	(78,631,312)
Net increase (decrease) in net assets resulting from capital share transactions	(24,262,508)	14,998,612	(45,490,135)	(37,180,829)
Net increase (decrease) in net assets	13,067,439	(96,503,522)	(46,209,007)	(103,762,647)

NET ASSETS:
Beginning of year or period	291,958,174	388,461,696	532,691,568	636,454,215
End of year or period	$305,025,613	$291,958,174	$486,482,561	$532,691,568

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$29,047,186	$7,146,622	$19,975,610	$20,783,869
Net realized gain (loss)	46,211	(128,610)	195,064,515	201,867,629
Net change in unrealized appreciation (depreciation)	—	—	238,557,183	(548,775,277)
Increase (decrease) in net assets resulting from operations	29,093,397	7,018,012	453,597,308	(326,123,779)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(7,985,344)	(11,552,104)
Class I	(29,043,782)	(7,145,983)	(180,665,369)	(254,695,900)
Class S	(3,404)	(632)	(2,864,812)	(5,105,764)
Class S2	—	—	(54,676)	(65,074)
Total distributions	(29,047,186)	(7,146,615)	(191,570,201)	(271,418,842)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	312,212,531	129,987,093	15,241,028	11,156,359
Reinvestment of distributions	29,047,175	7,143,997	191,309,903	271,031,994
	341,259,706	137,131,090	206,550,931	282,188,353
Cost of shares redeemed	(73,858,949)	(99,682,300)	(215,177,355)	(211,343,355)
Net increase (decrease) in net assets resulting from capital share transactions	267,400,757	37,448,790	(8,626,424)	70,844,998
Net increase (decrease) in net assets	267,446,968	37,320,187	253,400,683	(526,697,623)

NET ASSETS:
Beginning of year or period	523,177,250	485,857,063	1,751,346,328	2,278,043,951
End of year or period	$790,624,218	$523,177,250	$2,004,747,011	$1,751,346,328

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$93,668,620	$76,695,622	$2,285,317	$1,302,102
Net realized gain (loss)	(167,701,072)	(207,133,694)	17,560,323	(28,856,002)
Net change in unrealized appreciation (depreciation)	232,307,993	(325,576,344)	28,858,545	(45,708,234)
Increase (decrease) in net assets resulting from operations	158,275,541	(456,014,416)	48,704,185	(73,262,134)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,128,793)	(5,940,318)	(4,770)	(2,087,689)
Class I	(29,314,154)	(25,058,778)	(1,010,099)	(72,381,833)
Class R6	—	—	(24,562)	(2,351,076)
Class S	(55,309,491)	(46,794,345)	(127,469)	(17,786,935)
Class S2	(288,062)	(275,856)	—	—
Total distributions	(92,040,500)	(78,069,297)	(1,166,900)	(94,607,533)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,574,940	66,605,167	12,322,525	9,445,343
Reinvestment of distributions	92,036,551	78,064,594	1,166,900	94,607,533
	147,611,491	144,669,761	13,489,425	104,052,876
Cost of shares redeemed	(318,950,203)	(422,234,910)	(59,371,276)	(82,795,189)
Net increase (decrease) in net assets resulting from capital share transactions	(171,338,712)	(277,565,149)	(45,881,851)	21,257,687
Net increase (decrease) in net assets	(105,103,671)	(811,648,862)	1,655,434	(146,611,980)

NET ASSETS:
Beginning of year or period	2,420,901,562	3,232,550,424	301,959,078	448,571,058
End of year or period	$2,315,797,891	$2,420,901,562	$303,614,512	$301,959,078

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Balanced Portfolio
Class I
12-31-23	13.05	0.29•	1.76	2.05	0.25	0.06	—	0.31	—	14.79	15.92	0.78	0.69	0.69	2.12	303,166	136
12-31-22	18.43	0.24•	(3.36)	(3.12)	0.28	1.98	—	2.26	—	13.05	(17.24)	0.75	0.69	0.69	1.66	289,995	147
12-31-21	16.43	0.25•	2.31	2.56	0.29	0.27	—	0.56	—	18.43	15.92	0.74	0.69	0.69	1.42	385,538	101
12-31-20	15.71	0.29	1.22	1.51	0.36	0.43	—	0.79	—	16.43	10.85	0.76	0.69	0.69	1.83	370,828	96
12-31-19	14.10	0.33•	2.26	2.59	0.37	0.61	—	0.98	—	15.71	19.11	0.69	0.69	0.69	2.23	371,202	113
Class S
12-31-23	12.97	0.25•	1.76	2.01	0.20	0.06	—	0.26	—	14.72	15.71	1.03	0.94	0.94	1.85	1,860	136
12-31-22	18.32	0.20•	(3.34)	(3.14)	0.23	1.98	—	2.21	—	12.97	(17.47)	1.00	0.94	0.94	1.40	1,963	147
12-31-21	16.34	0.20•	2.31	2.51	0.26	0.27	—	0.53	—	18.32	15.62	0.99	0.94	0.94	1.16	2,924	101
12-31-20	15.62	0.23•	1.24	1.47	0.32	0.43	—	0.75	—	16.34	10.57	1.01	0.94	0.94	1.59	2,794	96
12-31-19	14.02	0.29•	2.25	2.54	0.33	0.61	—	0.94	—	15.62	18.80	0.94	0.94	0.94	1.98	2,511	113
Voya Global High Dividend Low Volatility Portfolio
Class ADV
12-31-23	11.01	0.27•	0.37	0.64	0.27	0.37	—	0.64	—	11.01	6.18	1.16	1.10	1.10	2.54	10,354	70
12-31-22	12.32	0.25•	(0.93)	(0.68)	0.24	0.39	—	0.63	—	11.01	(5.38)	1.15	1.10	1.10	2.23	11,235	68
12-31-21	10.46	0.21•	1.89	2.10	0.24	—	—	0.24	—	12.32	20.23	1.16	1.10	1.10	1.85	13,886	71
12-31-20	10.83	0.18	(0.35)	(0.17)	0.19	—	0.01	0.20	—	10.46	(1.27)	1.16	1.10	1.10	1.86	13,684	72
12-31-19	9.63	0.25	1.71	1.96	0.24	0.52	—	0.76	—	10.83	21.06	1.10	1.10	1.10	2.43	15,665	63
Class I
12-31-23	10.99	0.32•	0.37	0.69	0.32	0.37	—	0.69	—	10.99	6.74	0.66	0.60	0.60	3.04	122,202	70
12-31-22	12.30	0.30•	(0.92)	(0.62)	0.30	0.39	—	0.69	—	10.99	(4.90)	0.65	0.60	0.60	2.73	125,985	68
12-31-21	10.44	0.27•	1.89	2.16	0.30	—	—	0.30	—	12.30	20.87	0.66	0.60	0.60	2.35	144,785	71
12-31-20	10.82	0.23	(0.36)	(0.13)	0.24	—	0.01	0.25	—	10.44	(0.83)	0.66	0.60	0.60	2.36	129,379	72
12-31-19	9.62	0.30	1.71	2.01	0.29	0.52	—	0.81	—	10.82	21.68	0.60	0.60	0.60	2.92	149,439	63
Class S
12-31-23	11.05	0.30•	0.36	0.66	0.29	0.37	—	0.66	—	11.05	6.43	0.91	0.85	0.85	2.78	351,456	70
12-31-22	12.36	0.28•	(0.93)	(0.65)	0.27	0.39	—	0.66	—	11.05	(5.11)	0.90	0.85	0.85	2.48	392,545	68
12-31-21	10.49	0.24•	1.90	2.14	0.27	—	—	0.27	—	12.36	20.56	0.91	0.85	0.85	2.10	474,598	71
12-31-20	10.87	0.21	(0.37)	(0.16)	0.21	—	0.01	0.22	—	10.49	(1.09)	0.91	0.85	0.85	2.11	465,405	72
12-31-19	9.66	0.27	1.73	2.00	0.27	0.52	—	0.79	—	10.87	21.41	0.85	0.85	0.85	2.62	542,303	63
Class S2
12-31-23	10.89	0.28•	0.37	0.65	0.28	0.37	—	0.65	—	10.89	6.37	1.06	1.00	1.00	2.64	229	70
12-31-22	12.20	0.26•	(0.93)	(0.67)	0.25	0.39	—	0.64	—	10.89	(5.33)	1.05	1.00	1.00	2.34	223	68
12-31-21	10.35	0.22•	1.88	2.10	0.25	—	—	0.25	—	12.20	20.46	1.06	1.00	1.00	1.92	265	71
12-31-20	10.73	0.19	(0.36)	(0.17)	0.20	—	0.01	0.21	—	10.35	(1.25)	1.06	1.00	1.00	1.95	354	72
12-31-19	9.54	0.26•	1.70	1.96	0.25	0.52	—	0.77	—	10.73	21.26	1.00	1.00	1.00	2.59	332	63
Class T
12-31-23	11.02	0.26•	0.37	0.63	0.25	0.37	—	0.62	—	11.03	6.15	1.41	1.20	1.20	2.42	2,242	70
12-31-22	12.34	0.24•	(0.94)	(0.70)	0.23	0.39	—	0.62	—	11.02	(5.54)	1.40	1.20	1.20	2.14	2,703	68
12-31-21	10.47	0.20•	1.90	2.10	0.23	—	—	0.23	—	12.34	20.19	1.41	1.20	1.20	1.75	2,920	71
12-31-20	10.85	0.18	(0.37)	(0.19)	0.18	—	0.01	0.19	—	10.47	(1.48)	1.41	1.20	1.20	1.74	2,573	72
12-31-19	9.59	0.26•	1.69	1.95	0.17	0.52	—	0.69	—	10.85	21.05	1.35	1.20	1.20	2.56	3,232	63
Voya Government Money Market Portfolio
Class I
12-31-23	1.00	0.05•	—	0.05	0.05	—	—	0.05	—	1.00	4.77	0.48	0.43	0.43	4.72	789,249	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.39	0.50	0.35	0.35	1.43	523,130	—
12-31-21	1.00	—•	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.09	0.50	0.05	0.05	0.00*	485,800	—

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Government Money Market Portfolio (continued)
Class I (continued)
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.29	0.51	0.17	0.17	0.20	569,945	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.96	0.39	0.34	0.34	1.86	469,271	—
Class S
12-31-23	1.00	0.05•	—	0.05	0.05	—	—	0.05	—	1.00	4.60	0.73	0.58	0.58	4.60	1,375	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.31	0.75	0.35	0.35	1.28	47	—
12-31-21	1.00	—•	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.09	0.75	0.05	0.05	0.00*	57	—
12-31-20	1.00	—	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.04	0.76	0.17	0.17	0.00*	51	—
06-30-18(5)	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.57	0.64	0.49	0.49	1.14	46	—
Voya Growth and Income Portfolio
Class ADV
12-31-23	16.21	0.12•	4.22	4.34	0.13	1.82	—	1.95	—	18.60	26.78	1.19	1.12	1.12	0.64	83,897	75
12-31-22	22.50	0.13•	(3.55)	(3.42)	0.14	2.73	—	2.87	—	16.21	(15.08)	1.18	1.11	1.11	0.64	73,784	56
12-31-21	29.29	0.13•	8.14	8.27	0.19	14.87	—	15.06	—	22.50	28.41	1.16	1.06	1.06	0.39	97,015	65
12-31-20	27.93	0.26	4.22	4.48	0.26	2.86	—	3.12	—	29.29	16.74	1.17	1.07	1.07	0.90	903,118	92
12-31-19	24.42	0.35	6.42	6.77	0.35	2.91	—	3.26	—	27.93	28.29	1.13	1.03	1.03	1.17	896,424	69
Class I
12-31-23	16.88	0.21•	4.41	4.62	0.23	1.82	—	2.05	—	19.45	27.39	0.69	0.67	0.67	1.09	1,890,606	75
12-31-22	23.30	0.22•	(3.68)	(3.46)	0.23	2.73	—	2.96	—	16.88	(14.71)	0.68	0.66	0.66	1.09	1,644,921	56
12-31-21	29.90	0.29•	8.33	8.62	0.35	14.87	—	15.22	—	23.30	29.00	0.66	0.61	0.61	0.85	2,137,930	65
12-31-20	28.44	0.39	4.32	4.71	0.39	2.86	—	3.25	—	29.90	17.26	0.67	0.62	0.62	1.35	1,845,796	92
12-31-19	24.81	0.48	6.54	7.02	0.48	2.91	—	3.39	—	28.44	28.88	0.63	0.58	0.58	1.62	1,798,927	69
Class S
12-31-23	16.23	0.15•	4.24	4.39	0.17	1.82	—	1.99	—	18.63	27.06	0.94	0.92	0.92	0.84	29,695	75
12-31-22	22.54	0.17•	(3.57)	(3.40)	0.18	2.73	—	2.91	—	16.23	(14.96)	0.93	0.91	0.91	0.84	32,229	56
12-31-21	29.32	0.20•	8.16	8.36	0.27	14.87	—	15.14	—	22.54	28.72	0.91	0.86	0.86	0.59	42,612	65
12-31-20	27.96	0.32	4.22	4.54	0.32	2.86	—	3.18	—	29.32	16.93	0.92	0.87	0.87	1.10	482,532	92
12-31-19	24.44	0.41	6.42	6.83	0.40	2.91	—	3.31	—	27.96	28.55	0.88	0.83	0.83	1.37	479,676	69
Class S2
12-31-23	15.74	0.12•	4.11	4.23	0.17	1.82	—	1.99	—	17.98	26.90	1.09	1.07	1.07	0.69	549	75
12-31-22	21.97	0.13•	(3.47)	(3.34)	0.16	2.73	—	2.89	—	15.74	(15.08)	1.08	1.06	1.06	0.69	413	56
12-31-21	28.88	0.15•	8.03	8.18	0.22	14.87	—	15.09	—	21.97	28.52	1.06	1.01	1.01	0.46	488	65
12-31-20	27.59	0.25•	4.19	4.44	0.29	2.86	—	3.15	—	28.88	16.81	1.07	1.02	1.02	0.95	367	92
12-31-19	24.13	0.47	6.22	6.69	0.32	2.91	—	3.23	—	27.59	28.33	1.03	0.98	0.98	1.23	294	69
Voya Intermediate Bond Portfolio
Class ADV
12-31-23	10.51	0.39•	0.31	0.70	0.39	—	—	0.39	—	10.82	6.78	1.09	1.03	1.03	3.71	193,771	278
12-31-22	12.68	0.28•	(2.16)	(1.88)	0.29	—	—	0.29	—	10.51	(14.90)	1.08	1.03	1.03	2.51	203,733	246
12-31-21	13.19	0.26•	(0.44)	(0.18)	0.25	0.00*	0.08	0.33	—	12.68	(1.42)	1.07	1.03	1.03	2.01	284,547	139
12-31-20	12.94	0.32	0.61	0.93	0.38	0.30	—	0.68	—	13.19	7.32	1.08	1.03	1.03	2.40	312,654	99
12-31-19	12.20	0.37	0.76	1.13	0.37	0.02	—	0.39	—	12.94	9.29	1.03	1.03	1.03	2.88	291,207	149
Class I
12-31-23	10.63	0.45•	0.30	0.75	0.44	—	—	0.44	—	10.94	7.28	0.59	0.53	0.53	4.21	712,402	278
12-31-22	12.82	0.34•	(2.18)	(1.84)	0.35	—	—	0.35	—	10.63	(14.44)	0.58	0.53	0.53	3.02	727,981	246
12-31-21	13.33	0.33•	(0.45)	(0.12)	0.31	0.00*	0.08	0.39	—	12.82	(0.88)	0.57	0.53	0.53	2.51	976,144	139
12-31-20	13.08	0.39	0.61	1.00	0.45	0.30	—	0.75	—	13.33	7.81	0.58	0.53	0.53	2.89	1,108,593	99
12-31-19	12.33	0.44	0.77	1.21	0.44	0.02	—	0.46	—	13.08	9.85	0.53	0.53	0.53	3.38	1,023,645	149
Class S
12-31-23	10.56	0.42•	0.30	0.72	0.41	—	—	0.41	—	10.87	7.03	0.84	0.78	0.78	3.96	1,401,595	278
12-31-22	12.74	0.31•	(2.17)	(1.86)	0.32	—	—	0.32	—	10.56	(14.68)	0.83	0.78	0.78	2.77	1,481,569	246

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Intermediate Bond Portfolio (continued)
Class S (continued)
12-31-21	13.24	0.29•	(0.43)	(0.14)	0.28	0.00*	0.08	0.36	—	12.74	(1.07)	0.82	0.78	0.78	2.26	1,956,289	139
12-31-20	12.99	0.35	0.62	0.97	0.42	0.30	—	0.72	—	13.24	7.57	0.83	0.78	0.78	2.6	2,139,406	99
12-31-19	12.25	0.40	0.76	1.16	0.40	0.02	—	0.42	—	12.99	9.54	0.78	0.78	0.78	3.1	2,198,827	149
Class S2
12-31-23	10.51	0.40•	0.31	0.71	0.40	—	—	0.40	—	10.82	6.89	0.99	0.93	0.93	3.81	8,030	278
12-31-22	12.69	0.29•	(2.17)	(1.88)	0.30	—	—	0.30	—	10.51	(14.88)	0.98	0.93	0.93	2.56	7,618	246
12-31-21	13.19	0.27•	(0.43)	(0.16)	0.26	0.00*	0.08	0.34	—	12.69	(1.24)	0.97	0.93	0.93	2.11	15,571	139
12-31-20	12.94	0.33	0.62	0.95	0.40	0.30	—	0.70	—	13.19	7.42	0.98	0.93	0.93	2.50	21,316	99
12-31-19	12.20	0.38	0.76	1.14	0.38	0.02	—	0.40	—	12.94	9.40	0.93	0.93	0.93	2.99	21,401	149
Voya Small Company Portfolio
Class ADV
12-31-23	11.56	0.04•	1.97	2.01	0.01	—	—	0.01	—	13.56	17.37	1.45	1.36	1.36	0.36	8,712	193
12-31-22	19.74	(0.01)•	(3.40)	(3.41)	—	4.77	—	4.77	—	11.56	(17.04)	1.46	1.38	1.38	(0.05)	7,493	209
12-31-21	17.36	(0.10)•	2.56	2.46	—	0.08	—	0.08	—	19.74	14.19	1.49	1.40	1.40	(0.52)	8,826	129
12-31-20	15.91	(0.04)	1.77	1.73	0.01	0.27	—	0.28	—	17.36	11.73	1.52	1.40	1.40	(0.31)	6,851	134
12-31-19	14.86	(0.01)	3.55	3.54	0.00*	2.49	—	2.49	—	15.91	25.56	1.39	1.39	1.39	(0.06)	7,227	125
Class I
12-31-23	12.85	0.11•	2.19	2.30	0.06	—	—	0.06	—	15.09	18.00	0.95	0.86	0.86	0.84	225,540	193
12-31-22	21.22	0.06•	(3.66)	(3.60)	—	4.77	—	4.77	—	12.85	(16.68)	0.96	0.88	0.88	0.42	226,999	209
12-31-21	18.59	(0.01)•	2.75	2.74	0.03	0.08	—	0.11	—	21.22	14.76	0.99	0.90	0.90	(0.03)	344,506	129
12-31-20	17.04	0.05	1.86	1.91	0.09	0.27	—	0.36	—	18.59	12.28	1.02	0.90	0.90	0.19	347,004	134
12-31-19	15.75	0.07•	3.78	3.85	0.07	2.49	—	2.56	—	17.04	26.21	0.89	0.89	0.89	0.44	427,877	125
Class R6
12-31-23	12.87	0.12•	2.19	2.31	0.07	—	—	0.07	—	15.11	18.05	0.80	0.80	0.80	0.92	5,042	193
12-31-22	21.23	0.07•	(3.66)	(3.59)	—	4.77	—	4.77	—	12.87	(16.62)	0.83	0.83	0.83	0.45	8,465	209
12-31-21	18.60	0.00*•	2.74	2.74	0.03	0.08	—	0.11	—	21.23	14.77	0.87	0.87	0.87	0.00*	14,790	129
12-31-20	17.04	0.03	1.89	1.92	0.09	0.27	—	0.36	—	18.60	12.34	0.89	0.89	0.89	0.25	11,466	134
12-31-19	15.75	0.09•	3.76	3.85	0.07	2.49	—	2.56	—	17.04	26.20	0.89	0.89	0.89	0.44	5,665	125
Class S
12-31-23	12.23	0.08•	2.08	2.16	0.03	—	—	0.03	—	14.36	17.68	1.20	1.11	1.11	0.60	64,320	193
12-31-22	20.51	0.03•	(3.54)	(3.51)	—	4.77	—	4.77	—	12.23	(16.86)	1.21	1.13	1.13	0.18	59,003	209
12-31-21	17.99	(0.06)•	2.66	2.60	—	0.08	—	0.08	—	20.51	14.47	1.24	1.15	1.15	(0.28)	80,449	129
12-31-20	16.48	0.00*	1.83	1.83	0.05	0.27	—	0.32	—	17.99	12.04	1.27	1.15	1.15	(0.06)	80,512	134
12-31-19	15.30	0.03	3.66	3.69	0.02	2.49	—	2.51	—	16.48	25.86	1.14	1.14	1.14	0.20	86,035	125

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Unaudited. There were no shares outstanding as of December 31, 2018 and December 31, 2019.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global High Dividend Low Volatility Portfolio (“Global High Dividend Low Volatility”), and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/ losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub- Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s book, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk,

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2023, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $6,894 and $197,219, respectively, which represent the gross payments to be received by the Portfolios on OTC purchased options, forward premium swaptions and open forward foreign currency contracts were they to be unwound as of December 31, 2023. At December 31, 2023, there was no cash collateral received by either Balanced or Intermediate Bond.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, Balanced and Intermediate Bond had a liability position of $80,458 and $2,343,673, respectively, on forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2023, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2023, Intermediate Bond pledged $2,210,000 in cash collateral to certain counterparties for open OTC derivatives. Balanced did not pledge any cash collateral at December 31, 2023.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2023, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Buy	Sell
Balanced	$29,754	$51,101
Global High Dividend Low Volatility	—	43,214
Intermediate Bond	858,152	1,478,205

The above Portfolios entered into forward foreign currency contracts to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2023.

Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes as part of their duration management. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$21,014,821	$8,154,871
Intermediate Bond	153,913,694	161,825,267

Please refer to the tables within each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2023.

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased foreign currency options to manage their foreign exchange exposure. Balanced and Intermediate Bond had average notional values of $1,191,000 and $34,853,300, respectively, on purchased foreign currency options. Please refer to the tables within the Portfolio of Investments for open purchased foreign currency options at December 31, 2023.

There were no open written foreign currency options entered into by any Portfolio at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased forward premium swaptions with an average notional value of $2,192,400 and $56,690,800, respectively, to manage its duration and

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

yield curve exposures. Please refer to the tables within the Portfolio of Investments for open purchased forward premium swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had written forward premium swaptions with an average notional value of $28,576,720 and $590,936,706, respectively, to generate income. There were no open written forward premium swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had purchased interest swaptions to manage its duration strategy. Balanced and Intermediate Bond had average notional values of $2,007,000 and $57,914,300, respectively, on purchased interest swaptions. Please refer to the tables within the Portfolio of Investments for open purchased interest swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced and Intermediate Bond had written interest swaptions to generate income. Balanced and Intermediate Bond had average notional values of $20,493,000 and $597,881,380, respectively, on written interest swaptions. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2023.

G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios distribute capital gains, if any, annually. Balanced and Small Company declare and pay dividends, if any, annually. Growth and Income declares and pays dividends, if any, semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

H. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table within the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2023

K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when- issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed- delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2023, Intermediate Bond pledged $567,000 in cash collateral for open when- issued or delayed-delivery transactions.

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non- asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2023, Balanced and Intermediate Bond bought credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and Intermediate Bond used CDX swaps to hedge the credit risk associated with various sectors within the credit market.

For the year ended December 31, 2023, Balanced and Intermediate Bond had an average notional amount of $2,460,000 and $68,781,034, respectively, on credit default swaps to buy protection. Please refer to the tables within the Portfolio of Investments for Intermediate Bond for open credit default swaps to buy protection at December 31, 2023. Balanced did not have any open credit default swaps to buy protection at December 31, 2023.

There were no credit default swaps to sell protection for any Portfolio during the year ended December 31, 2023.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2023, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. During the year ended December 31, 2023, Balanced and Intermediate Bond had average notional amounts of $6,268,639 and $181,805,496, respectively, on Long interest rate swaps.

For the year ended December 31, 2023, Balanced and Intermediate Bond has entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. During the year ended December 31, 2023, Balanced and Intermediate Bond had average notional amounts of $11,081,668 and $322,970,146, respectively, on Short interest rate swaps.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open interest rate swaps at December 31, 2023.

At December 31, 2023, Balanced and Intermediate Bond had pledged $300,000 and $6,266,000, respectively, in cash collateral for open centrally cleared swaps.

P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales
Balanced	$209,142,142	$229,906,294
Global High Dividend Low Volatility	345,160,190	406,374,180
Growth and Income	1,390,208,671	1,569,094,296
Intermediate Bond	1,329,549,125	1,415,974,491
Small Company	566,483,568	610,905,054

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$188,003,586	$190,222,079
Intermediate Bond	5,438,084,579	5,808,000,405

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.60%
Global High Dividend Low Volatility	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(1)	0.35%
Growth and Income	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company	0.75%

(1)	The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder service and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor has contractually agreed to waive 0.10% of average daily net assets attributable to distribution and/or shareholder service fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Under the Plan for Class T shares of Global High Dividend Low Volatility, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global High Dividend Low Volatility’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

assets attributable to the distribution fee paid by Class T shares of Global High Dividend Low Volatility, so that the actual fee paid by Class T shares of Global High Dividend Low Volatility is an annual rate of 0.35%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class T shares of Global High Dividend Low Volatility are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or Qualified Plan participants with interests in Global High Dividend Low Volatility. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero through May 1, 2024. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expense) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2023, there were no amounts waived or reimbursed to assist the Portfolio in maintaining a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2023, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Government Money Market	$2,068,744	$499,407	$—	$2,568,151

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company Government	Government Money Market	9.50%
	Intermediate Bond	10.81
	Small Company	5.30
Voya Retirement Insurance and
Annuity Company	Balanced	86.90
	Government Money Market	87.84
	Growth and Income	87.60
	Intermediate Bond	25.30
	Small Company	68.99

The Investment Adviser may direct the Portfolios’ Sub- Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/ trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/ trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Balanced	$294,239
Global High Dividend Low Volatility	318,023
Government Money Market	631,500
Growth and Income	1,263,840
Intermediate Bond	1,254,396
Small Company	422,673

NOTE 7 — LICENSING FEE

Balanced pays an annual licensing fee to S&P Opco, LLC. in order to obtain data and permissions necessary to achieve its respective principal investment strategies.

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced	N/A	0.69%	N/A	0.94%	N/A	N/A
Global High Dividend Low Volatility	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.27%	0.67%	N/A	0.92%	1.07%	N/A
Intermediate Bond	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company	1.36%	0.86%	0.86%	1.11%	N/A	N/A

Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has further lowered the expense limits to the levels listed below. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.

Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Global High Dividend Low Volatility	1.10%	0.60%	0.85%	1.00%	1.20%

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as below:

	December 31,
	2024	2025	2026	Total
Balanced	$197,485	$188,000	$—	$385,485
Growth and Income	—	170,094	—	170,094
Intermediate Bond	1,337,760	1,169,688	25,754	2,533,202
Small Company	1,250	—	—	1,250

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Balanced
Class I	$—	$—	$265,563	$265,563
Class S	—	—	1,651	1,651
Growth and Income
Class ADV	$—	$—	$13,282	$13,282
Class I	—	—	297,757	297,757
Class S	—	—	5,126	5,126
Class S2	—	—	76	76
Intermediate Bond
Class ADV	$—	$—	$105,106	$105,106
Class I	—	—	380,591	380,591
Class S	—	—	763,635	763,635
Class S2	—	—	4,131	4,131
Small Company
Class ADV	$7,165	$5,488	$6,421	$19,074
Class I	316,996	201,196	176,387	694,579
Class S	74,415	47,092	48,109	169,616

The Expense Limitation Agreements are contractual through May 1, 2024 and shall renew automatically for one- year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 9 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — LINE OF CREDIT (continued)

investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2023:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	22	$ 1,629,091	5.92%
Global High Dividend Low Volatility	8	2,071,625	5.49
Growth and Income	15	2,882,867	6.21
Intermediate Bond	2	1,088,000	5.79
Small Company	8	3,523,375	6.04

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	$)	($)	($)
Balanced
Class I
12/31/2023	234,476	—	486,979	(2,446,889)	—	(1,725,434)	3,225,942	—	6,549,871	(33,696,947)	—	(23,921,134)
12/31/2022	185,296	—	3,421,689	(2,301,808)	—	1,305,177	2,819,534	—	45,747,982	(33,400,115)	—	15,167,401
Class S
12/31/2023	2,349	—	2,545	(29,823)	—	(24,929)	32,423	—	34,101	(407,898)	—	(341,374)
12/31/2022	11,412	—	23,954	(43,657)	—	(8,291)	143,673	—	318,826	(631,288)	—	(168,789)
Global High Dividend Low Volatility
Class ADV
12/31/2023	23,211	—	59,586	(163,088)	—	(80,291)	250,966	—	628,649	(1,746,727)	—	(867,112)
12/31/2022	16,956	—	61,257	(184,355)	—	(106,142)	180,693	—	667,337	(2,066,643)	—	(1,218,613)
Class I
12/31/2023	149,704	—	742,261	(1,236,455)	—	(344,490)	1,608,229	—	7,821,746	(13,184,511)	—	(3,754,536)
12/31/2022	326,273	—	724,228	(1,352,821)	—	(302,320)	3,678,858	—	7,870,245	(15,192,450)	—	(3,643,347)
Class S
12/31/2023	385,383	—	2,093,849	(6,213,341)	—	(3,734,109)	4,157,960	—	22,181,478	(66,750,788)	—	(40,411,350)
12/31/2022	376,938	—	2,210,963	(5,437,256)	—	(2,849,355)	4,181,996	—	24,164,362	(60,741,884)	—	(32,395,526)
Class S2
12/31/2023	1,936	—	1,282	(2,595)	—	623	20,706	—	13,371	(27,089)	—	6,988
12/31/2022	1,764	—	1,278	(4,318)	—	(1,276)	19,793	—	13,783	(46,053)	—	(12,477)
Class T
12/31/2023	4,898	—	12,533	(59,389)	—	(41,958)	53,068	—	132,365	(649,558)	—	(464,125)
12/31/2022	48,107	—	13,286	(52,828)	—	8,565	528,564	—	144,852	(584,282)	—	89,134
Government Money Market
Class I
12/31/2023	310,885,025	—	29,043,781	(73,855,561)	—	266,073,245	310,885,025	—	29,043,782	(73,855,561)	—	266,073,246
12/31/2022	129,987,093	—	7,143,365	(99,672,054)	—	37,458,404	129,987,093	—	7,143,365	(99,672,054)	—	37,458,404
Class S
12/31/2023	1,327,506	—	3,394	(3,388)	—	1,327,512	1,327,506	—	3,394	(3,388)	—	1,327,512
12/31/2022	—	—	632	(10,246)	—	(9,614)		—	632	(10,246)	—	(9,614)
Growth and Income
Class ADV
12/31/2023	109,448	—	429,922	(581,411)	—	(42,041)	2,001,286	—	7,985,344	(10,681,412)	—	(694,782)
12/31/2022	89,714	—	701,147	(549,183)	—	241,678	1,744,478	—	11,552,104	(10,786,680)	—	2,509,902
Class I
12/31/2023	588,250	—	9,287,892	(10,114,956)	—	(238,814)	10,935,237	—	180,405,071	(192,525,142)	—	(1,184,834)
12/31/2022	356,954	—	14,845,877	(9,488,760)	—	5,714,071	7,346,879	—	254,309,052	(194,304,240)	—	67,351,691
Class S
12/31/2023	123,432	—	153,993	(669,270)	—	(391,845)	2,282,418	—	2,864,812	(11,970,702)	—	(6,823,472)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Growth and Income (continued)
Class S
12/31/2022	101,772	—	309,290	(316,213)	—	94,849	2,046,477	—	5,105,764	(6,231,336)	—	920,905
Class S2
12/31/2023	1,262	—	3,045	(6)	—	4,301	22,087	—	54,676	(99)	—	76,664
12/31/2022	974	—	4,075	(1,018)	—	4,031	18,525	—	65,074	(21,099)	—	62,500
Intermediate Bond
Class ADV
12/31/2023	567,308	—	675,456	(2,715,922)	—	(1,473,158)	6,026,011	—	7,128,793	(28,589,924)	—	(15,435,120)
12/31/2022	388,133	—	537,652	(3,981,195)	—	(3,055,410)	4,351,777	—	5,940,318	(45,010,028)	—	(34,717,933)
Class I
12/31/2023	2,955,057	—	2,746,632	(9,078,842)	—	(3,377,153)	31,617,109	—	29,310,205	(96,576,712)	—	(35,649,398)
12/31/2022	1,874,834	—	2,239,599	(11,745,805)	—	(7,631,372)	21,338,764	—	25,054,075	(134,010,620)	—	(87,617,781)
Class S
12/31/2023	1,526,428	—	5,219,172	(18,107,325)	—	(11,361,725)	16,252,928	—	55,309,491	(192,003,084)	—	(120,440,665)
12/31/2022	3,420,335	—	4,217,193	(20,892,595)	—	(13,255,067)	39,204,519	—	46,794,345	(235,570,847)	—	(149,571,983)
Class S2
12/31/2023	157,769	—	27,298	(167,626)	—	17,441	1,678,892	—	288,062	(1,780,483)	—	186,471
12/31/2022	147,912	—	24,758	(675,555)	—	(502,885)	1,710,107	—	275,856	(7,643,415)	—	(5,657,452)
Small Company
Class ADV
12/31/2023	82,520	—	417	(88,639)	—	(5,702)	1,009,532	—	4,770	(1,063,546)	—	(49,244)
12/31/2022	93,588	—	182,331	(74,703)	—	201,216	1,345,402	—	2,087,689	(1,182,348)	—	2,250,743
Class I
12/31/2023	232,364	—	79,598	(3,026,063)	—	(2,714,101)	3,214,902	—	1,010,099	(41,457,697)	—	(37,232,696)
12/31/2022	314,217	—	5,703,848	(4,592,673)	—	1,425,392	4,937,868	—	72,381,833	(65,801,276)	—	11,518,425
Class R6
12/31/2023	268,162	—	1,934	(594,078)	—	(323,982)	3,644,555	—	24,562	(7,892,034)	—	(4,222,917)
12/31/2022	72,530	—	184,978	(296,548)	—	(39,040)	966,409	—	2,351,076	(5,246,690)	—	(1,929,205)
Class S
12/31/2023	338,125	—	10,535	(693,474)	—	(344,814)	4,453,536	—	127,469	(8,957,999)	—	(4,376,994)
12/31/2022	155,377	—	1,469,995	(723,542)	—	901,830	2,195,664	—	17,786,935	(10,564,875)	—	9,417,724

NOTE 11 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$216,684	$(216,684)	$—
Barclays Capital Inc.	3,261	(3,261)	—
BMO Capital Markets Corp	21,214	(21,214)	—
Citigroup Global Markets Limited	26,764	(26,764)	—
Goldman Sachs International	110,651	(110,651)	—
Goldman, Sachs & Co. LLC	22,638	(22,638)	—
HSBC Bank PLC	14,015	(14,015)	—
HSBC Securities (USA) Inc.	68,864	(68,864)	—
J.P. Morgan Securities LLC	231,020	(231,020)	—
JP Morgan Securities Plc.	151,109	(151,109)	—
Mizuho Securities USA LLC.	63,779	(63,779)	—
Morgan Stanley & Co. LLC	69,947	(69,947)	—
National Bank Financial Inc	289,323	(289,323)	—
National Financial Services LLC	3,668	(3,668)	—
Natixis Securities America LLC	57,818	(57,818)	—
Nomura Securities International, Inc.	10,402	(10,402)	—
Scotia Capital (USA) INC	177,277	(177,277)	—
TD Prime Services LLC	182,131	(182,131)	—
TD Securities (USA) Inc.	72,268	(72,268)	—
Truist Securities INC	16,625	(16,625)	—
UBS AG	10,162	(10,162)	—
Total	$1,819,620	$(1,819,620)	$—

(1)	Cash collateral with a fair value of $1,892,414 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Jefferies LLC	$3,501,109	$(3,501,109)	$—
TD Prime Services LLC	196,126	(196,126)	—
Total	$3,697,235	$(3,697,235)	$—

(1)

Cash collateral with a fair value of $3,913,913 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$45,004,834	$(45,004,834)	$—
BMO Capital Markets Corp	602,067	(602,067)	—
BNP Paribas Prime Brokerage Intl Ltd	42,684	(42,684)	—
BNP Paribas Securities Corp.	52,633	(52,633)	—
Deutsche Bank Securities Inc.	1,074,833	(1,074,833)	—
Goldman, Sachs & Co. LLC	1,004,843	(1,004,843)	—
HSBC Securities (USA) Inc.	1,355,864	(1,355,864)	—
J.P. Morgan Securities LLC	9,819,740	(9,819,740)	—
Mizuho Securities USA LLC.	359,860	(359,860)	—
Morgan Stanley & Co. LLC	10,868,318	(10,868,318)	—
National Bank Financial Inc	755,719	(755,719)	—
Nomura Securities International, Inc.	277,296	(277,296)	—
RBC Capital Markets, LLC	460,077	(460,077)	—
Scotia Capital (USA) INC	588,684	(588,684)	—
Societe Generale	5,181,036	(5,181,036)	—
TD Prime Services LLC	3,022,523	(3,022,523)	—
Total	$80,471,011	$(80,471,011)	$—

(1)	Cash collateral with a fair value of $82,375,714 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$360,853	$(360,853)	$—
CIBC World Markets Corporation	11,121	(11,121)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$403,058	$(403,058)	$—
HSBC Bank PLC	624,605	(624,605)	—
Morgan Stanley & Co. LLC	440,981	(440,981)	—
Nomura Securities International, Inc.	137,822	(137,822)	—
Total	$1,978,440	$(1,978,440)	$—

(1)	Cash collateral with a fair value of $2,052,798 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals, swaps and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$5,352,008	$1,231,964	$15,899,870	$30,166,938
Global High Dividend Low Volatility	13,652,061	17,125,548	23,880,547	8,980,032
Government Money Market	29,047,186	—	7,146,615	—
Growth and Income	81,111,926	110,458,275	39,602,466	231,816,376
Intermediate Bond	92,040,500	—	78,069,297	—
Small Company	1,166,900	—	55,293,825	39,313,708

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Earnings/(Loss)
Balanced	$7,781,962	$8,253,622	$18,813,415	$—	—	$34,848,999
Global High Dividend Low Volatility	2,422,053	6,796,034	35,501,394	—	—	44,719,481
Government Money Market	—	—	—	(82,368)	Short-term	(82,399)
				(31)	Long-term
				$(82,399)
Growth and Income	—	26,933,368	385,955,632	—	—	412,889,000
Intermediate Bond	4,056,059	—	(81,416,167)	(86,399,332)	Short-term	(442,397,822)
				(278,638,382)	Long-term
				$(365,037,714)
Small Company	11,261,178	—	(1,569,430)	—	—	9,691,748

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 13 — LONDON INTERBANK OFFERED RATE (”LIBOR“)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 14 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 14 — MARKET DISRUPTION (continued)

economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	$0.0042	February 1, 2024	Daily
Class S	$0.0004	February 1, 2024	Daily

Intermediate Bond
Class ADV	$0.0363	February 1, 2024	Daily
Class I	$0.0414	February 1, 2024	Daily
Class S	$0.0388	February 1, 2024	Daily
Class S2	$0.0372	February 1, 2024	Daily

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Balanced (the "Merging Portfolio") with and into Voya Balanced Income Portfolio (the "Reorganization"), not included in this report, on or about the close of business July 12, 2024.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 36.0%
	Communication Services: 2.3%
3,355 (1)	Adevinta ASA	$37,066	0.0
18,277 (1)	Alphabet, Inc. - Class A	2,553,114	0.9
15,027	AT&T, Inc.	252,153	0.1
58	Cable One, Inc.	32,282	0.0
1,014 (2)	Cellnex Telecom SA	39,924	0.0
118 (1)	Charter Communications, Inc. - Class A	45,864	0.0
15,975	Comcast Corp. - Class A	700,504	0.3
377	Electronic Arts, Inc.	51,577	0.0
1,135	Informa PLC	11,289	0.0
5,563	Iridium Communications, Inc.	228,973	0.1
1,600	KDDI Corp.	50,750	0.0
4,002 (1)	Meta Platforms, Inc. - Class A	1,416,548	0.5
1,395 (1)	Netflix, Inc.	679,198	0.2
23,400	Nippon Telegraph & Telephone Corp.	28,573	0.0
935	Publicis Groupe SA	86,872	0.0
1,087 (2)	Scout24 SE	76,863	0.0
1,300	SoftBank Group Corp.	57,380	0.0
1,404 (1)	Spotify Technology SA	263,826	0.1
3,706	TEGNA, Inc.	56,702	0.0
15,218	Telefonica SA	59,500	0.0
13,283	Telia Co. AB	33,891	0.0
29,460	Telstra Group Ltd.	79,609	0.0
262 (1)	Trade Desk, Inc. - Class A	18,854	0.0
759 (1)	TripAdvisor, Inc.	16,341	0.0
5,547	Vivendi SE	59,380	0.0
107,659	Vodafone Group PLC	94,023	0.1
2,658 (1)	ZoomInfo Technologies, Inc.	49,147	0.0
		7,080,203	2.3
	Consumer Discretionary: 4.2%
1,590	ADT, Inc.	10,844	0.0
14,412 (1)	Amazon.com, Inc.	2,189,759	0.7
3,549	Aristocrat Leisure Ltd.	98,604	0.0
75 (1)	AutoNation, Inc.	11,264	0.0
72 (1)	Booking Holdings, Inc.	255,400	0.1
4,511	BorgWarner, Inc.	161,719	0.1
1,688	Boyd Gaming Corp.	105,686	0.0
115	Brunswick Corp.	11,126	0.0
2,596	Burberry Group PLC	46,824	0.0
63 (1)	Burlington Stores, Inc.	12,252	0.0
222 (1)	Caesars Entertainment, Inc.	10,407	0.0
811	Cie Financiere Richemont SA	112,019	0.0
16,711 (1)	Coupang, Inc.	270,551	0.1
802 (1)	Crocs, Inc.	74,915	0.0
171 (1)	Deckers Outdoor Corp.	114,302	0.0
778 (1)(2)	Delivery Hero SE	21,413	0.0
375	Dick’s Sporting Goods, Inc.	55,106	0.0
3,394	DR Horton, Inc.	515,820	0.2
478 (2)	Evolution AB	56,935	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
123	Ferrari NV	$41,526	0.0
1,256 (1)	Five Below, Inc.	267,729	0.1
15,200	Ford Motor Co.	185,288	0.1
698 (1)(3)	GameStop Corp. - Class A	12,236	0.0
1,465	Gap, Inc.	30,633	0.0
12,267	General Motors Co.	440,631	0.2
8,212	Gentex Corp.	268,204	0.1
109,900	Genting Singapore Ltd.	83,245	0.0
1,059	Genuine Parts Co.	146,672	0.1
1,426 (1)	Goodyear Tire & Rubber Co.	20,420	0.0
99	Graham Holdings Co. - Class B	68,955	0.0
689 (1)	Grand Canyon Education, Inc.	90,976	0.0
1,138 (3)	H & M Hennes & Mauritz AB - Class B	19,961	0.0
1,349	H&R Block, Inc.	65,251	0.0
804	Harley-Davidson, Inc.	29,619	0.0
9	Hermes International	19,130	0.0
1,516 (1)	Hilton Grand Vacations, Inc.	60,913	0.0
358	Home Depot, Inc.	124,065	0.1
9,100	Honda Motor Co. Ltd.	93,868	0.0
334	Hyatt Hotels Corp. - Class A	43,557	0.0
3,858	Industria de Diseno Textil SA	168,340	0.1
1,198	KB Home	74,827	0.0
2,902	Kohl’s Corp.	83,229	0.0
1,700 (2)	La Francaise des Jeux SAEM	61,752	0.0
909	Lear Corp.	128,360	0.1
384	Leggett & Platt, Inc.	10,049	0.0
117 (1)	Light & Wonder, Inc.	9,607	0.0
155	Lithia Motors, Inc.	51,038	0.0
7,530	LKQ Corp.	359,859	0.1
631 (1)	Lululemon Athletica, Inc.	322,624	0.1
174	LVMH Moet Hennessy Louis Vuitton SE	141,381	0.1
3,700	Macy’s, Inc.	74,444	0.0
1,356 (1)	Mattel, Inc.	25,601	0.0
2,900	Mazda Motor Corp.	30,998	0.0
23 (1)	MercadoLibre, Inc.	36,145	0.0
9,496	MGM Resorts International	424,281	0.1
237	Moncler SpA	14,592	0.0
196	Next PLC	20,261	0.0
3,241	NIKE, Inc. - Class B	351,875	0.1
9,300	Nissan Motor Co. Ltd.	36,362	0.0
9,925 (3)	Nordstrom, Inc.	183,116	0.1
20 (1)	NVR, Inc.	140,009	0.1
1,654 (1)	Ollie’s Bargain Outlet Holdings, Inc.	125,522	0.1
300	Open House Group Co. Ltd.	8,874	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
1,500	Panasonic Holdings Corp.	$14,771	0.0
876	Pandora A/S	121,111	0.1
4,637 (1)	Penn Entertainment, Inc.	120,655	0.1
310 (1)	Planet Fitness, Inc. - Class A	22,630	0.0
104	Pool Corp.	41,466	0.0
1,914	Prosus NV	57,018	0.0
347	PVH Corp.	42,376	0.0
1,358	Ralph Lauren Corp.	195,824	0.1
5,300	Sekisui Chemical Co. Ltd.	76,230	0.0
4,200	Sekisui House Ltd.	93,098	0.0
4,080 (1)	Skechers USA, Inc. - Class A	254,347	0.1
100	Sony Group Corp.	9,463	0.0
1,400	Stellantis NV (STLAM)	32,803	0.0
3,500	Subaru Corp.	63,838	0.0
7,559	Tapestry, Inc.	278,247	0.1
2,525 (1)	Taylor Morrison Home Corp.	134,709	0.1
4,198 (1)	Tesla, Inc.	1,043,119	0.4
617 (1)	TopBuild Corp.	230,918	0.1
5,400	Toyota Motor Corp.	98,948	0.0
1,235	Travel + Leisure Co.	48,276	0.0
7,021 (1)	Under Armour, Inc. - Class A	61,715	0.0
600	USS Co. Ltd.	12,046	0.0
17,604	Wendy’s Co.	342,926	0.1
1,821	Whitbread PLC	84,781	0.0
565	Williams-Sonoma, Inc.	114,006	0.0
123	Wingstop, Inc.	31,559	0.0
1,686	Wynn Resorts Ltd.	153,611	0.1
		12,911,462	4.2
	Consumer Staples: 2.3%
4,459	Altria Group, Inc.	179,876	0.1
721	Anheuser-Busch InBev SA	46,539	0.0
3,100 (3)	Asahi Group Holdings Ltd.	115,433	0.1
6,766 (1)	BellRing Brands, Inc.	375,039	0.1
812 (1)	BJ’s Wholesale Club Holdings, Inc.	54,128	0.0
35 (1)	Boston Beer Co., Inc. - Class A	12,096	0.0
5,507	British American Tobacco PLC	161,130	0.1
2,131	Carrefour SA	39,028	0.0
38	Casey’s General Stores, Inc.	10,440	0.0
561 (1)	Celsius Holdings, Inc.	30,586	0.0
3	Chocoladefabriken Lindt & Spruengli AG - Class PC	36,011	0.0
9,512	Coca-Cola Co.	560,542	0.2
378	Coca-Cola Consolidated, Inc.	350,935	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
1,131	Coca-Cola HBC AG - Class DI	$33,209	0.0
1,922	Coles Group Ltd.	21,113	0.0
6,510	Colgate-Palmolive Co.	518,912	0.2
59	Costco Wholesale Corp.	38,945	0.0
1,710 (1)	Darling Ingredients, Inc.	85,226	0.0
2,298	General Mills, Inc.	149,692	0.1
11,250	Haleon PLC	46,061	0.0
1,246	Heineken Holding NV	105,504	0.0
3,939	Imperial Brands PLC	90,706	0.0
792	Ingredion, Inc.	85,956	0.0
18,483	J Sainsbury PLC	71,260	0.0
5,900 (3)	Japan Tobacco, Inc.	152,369	0.1
3,436	Kimberly-Clark Corp.	417,508	0.1
700 (3)	Kirin Holdings Co. Ltd.	10,248	0.0
1,211	Koninklijke Ahold Delhaize NV	34,842	0.0
108	L’Oreal SA	53,838	0.0
3,008	Mowi ASA	53,867	0.0
1,876	Nestle SA	217,466	0.1
5,050	PepsiCo, Inc.	857,692	0.3
5,989 (1)	Performance Food Group Co.	414,139	0.1
7,844	Philip Morris International, Inc.	737,964	0.3
1,554	Procter & Gamble Co.	227,723	0.1
400	Shiseido Co. Ltd.	12,057	0.0
31,618	Tesco PLC	117,136	0.1
5,933	Treasury Wine Estates Ltd.	43,652	0.0
113	Unilever PLC	5,470	0.0
446	Unilever PLC - NL	21,616	0.0
7,928 (1)	US Foods Holding Corp.	360,011	0.1
1,900	Yakult Honsha Co. Ltd.	42,651	0.0
		6,998,616	2.3
	Energy: 1.6%
2,384	Aker BP ASA	69,250	0.0
1,397	Ampol Ltd.	34,429	0.0
2,473 (1)	Antero Resources Corp.	56,088	0.0
14,973	Baker Hughes Co.	511,777	0.2
31,781	BP PLC	188,400	0.1
3,549	ChampionX Corp.	103,666	0.0
2,828	Chevron Corp.	421,824	0.2
352	Chord Energy Corp.	58,513	0.0
1,530 (1)	CNX Resources Corp.	30,600	0.0
2,271	ConocoPhillips	263,595	0.1
416	Coterra Energy, Inc.	10,616	0.0
1,841	Diamondback Energy, Inc.	285,502	0.1
2,300	ENEOS Holdings, Inc.	9,122	0.0
3,644	EOG Resources, Inc.	440,742	0.2
21,260	Equitrans Midstream Corp.	216,427	0.1
4,780	Exxon Mobil Corp.	477,904	0.2
631	Halliburton Co.	22,811	0.0
1,453	HF Sinclair Corp.	80,743	0.0
2,000 (3)	Inpex Corp.	26,763	0.0
1,891	Matador Resources Co.	107,522	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
2,723	Murphy Oil Corp.	$116,163	0.1
1,526 (3)	New Fortress Energy, Inc.	57,576	0.0
398	OMV AG	17,461	0.0
898	Ovintiv, Inc.	39,440	0.0
742	PBF Energy, Inc. - Class A	32,618	0.0
2,325	Phillips 66	309,551	0.1
219	Pioneer Natural Resources Co.	49,249	0.0
1,765	Range Resources Corp.	53,727	0.0
6,092	Repsol SA	90,368	0.0
5,384	Shell PLC	176,240	0.1
4,716 (1)	Southwestern Energy Co.	30,890	0.0
655	Tenaris SA	11,393	0.0
1,278	TotalEnergies SE	86,903	0.0
2,303	Valero Energy Corp.	299,390	0.1
113 (1)	Weatherford International PLC	11,055	0.0
		4,798,318	1.6
	Financials: 4.7%
2,859	3i Group PLC	87,999	0.0
2,898 (2)	ABN AMRO Bank NV	43,581	0.0
731	Affiliated Managers Group, Inc.	110,688	0.0
1,187	AGNC Investment Corp.	11,644	0.0
1,600	AIA Group Ltd.	13,925	0.0
317	Allianz SE	84,715	0.0
2,149	Ally Financial, Inc.	75,043	0.0
272	American Express Co.	50,956	0.0
708	American Financial Group, Inc.	84,174	0.0
1,252	Ameriprise Financial, Inc.	475,547	0.2
724 (2)	Amundi SA	49,384	0.0
2,773	Annaly Capital Management, Inc.	53,713	0.0
590	ANZ Group Holdings Ltd.	10,424	0.0
1,656	Aon PLC - Class A	481,929	0.2
2,019	Ares Management Corp. - Class A	240,099	0.1
269	Assured Guaranty Ltd.	20,129	0.0
5,332	AXA SA	174,124	0.1
585	Axis Capital Holdings Ltd.	32,391	0.0
11,714	Banco Bilbao Vizcaya Argentaria SA	106,764	0.0
5,469	Bank Leumi Le-Israel BM	44,014	0.0
2,072	Bank OZK	103,248	0.0
48,082	Barclays PLC	94,148	0.0
2,064 (1)	Berkshire Hathaway, Inc. - Class B	736,146	0.3
2,757	BNP Paribas SA	191,461	0.1
3,500	BOC Hong Kong Holdings Ltd.	9,508	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,446	Capital One Financial Corp.	$451,840	0.2
3,025	Charles Schwab Corp.	208,120	0.1
9,744	Citigroup, Inc.	501,231	0.2
1,061	Citizens Financial Group, Inc.	35,162	0.0
2,588	CME Group, Inc.	545,033	0.2
6,032	CNO Financial Group, Inc.	168,293	0.1
1,869	Commerce Bancshares, Inc.	99,823	0.0
4,943	Commerzbank AG	58,751	0.0
148	Commonwealth Bank of Australia	11,280	0.0
3,400	Dai-ichi Life Holdings, Inc.	72,124	0.0
3,461	Danske Bank A/S	92,517	0.0
7,487	Deutsche Bank AG	102,206	0.0
1,186	East West Bancorp, Inc.	85,333	0.0
9,059	Equitable Holdings, Inc.	301,665	0.1
131	Erie Indemnity Co. - Class A	43,875	0.0
2,097	Essent Group Ltd.	110,596	0.0
372	Evercore, Inc. - Class A	63,631	0.0
797	Everest Re Group Ltd.	281,803	0.1
195	Fidelity National Financial, Inc.	9,949	0.0
1,679	FinecoBank Banca Fineco SpA	25,259	0.0
1,821	First American Financial Corp.	117,345	0.1
1,353	First Hawaiian, Inc.	30,930	0.0
1,969	Hancock Whitney Corp.	95,674	0.0
2,680	Hartford Financial Services Group, Inc.	215,418	0.1
6,905	HSBC Holdings PLC	55,861	0.0
3,849	Industrivarden AB - Class A	125,838	0.1
3,173	ING Groep NV	47,578	0.0
1,635	International Bancshares Corp.	88,813	0.0
56,357	Intesa Sanpaolo SpA	164,923	0.1
5,198	Investor AB - Class B	120,540	0.1
1,051	Jefferies Financial Group, Inc.	42,471	0.0
4,918	JPMorgan Chase & Co.	836,552	0.3
971	Julius Baer Group Ltd.	54,471	0.0
6,683	Legal & General Group PLC	21,357	0.0
802	Loews Corp.	55,811	0.0
258	MarketAxess Holdings, Inc.	75,555	0.0
3,483	Marsh & McLennan Cos., Inc.	659,924	0.2
18,300	Medibank Pvt Ltd.	44,428	0.0
5,088	MetLife, Inc.	336,469	0.1
7,725	MGIC Investment Corp.	149,015	0.1
6,400	Mitsubishi UFJ Financial Group, Inc.	54,926	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
425	National Australia Bank Ltd.	$8,883	0.0
35,157	NatWest Group PLC	97,926	0.0
2,985	NN Group NV	117,970	0.1
7,263	Nordea Bank Abp	90,166	0.0
2,188	OneMain Holdings, Inc.	107,650	0.0
6,500	ORIX Corp.	122,078	0.1
1,083	Pinnacle Financial Partners, Inc.	94,459	0.0
3,965 (2)	Poste Italiane SpA	45,069	0.0
689	Prosperity Bancshares, Inc.	46,666	0.0
9,636	QBE Insurance Group Ltd.	97,638	0.0
897	Reinsurance Group of America, Inc.	145,117	0.1
51	RenaissanceRe Holdings Ltd.	9,996	0.0
29,613	Rithm Capital Corp.	316,267	0.1
2,816	SLM Corp.	53,842	0.0
2,203	Standard Chartered PLC	18,695	0.0
2,905	Starwood Property Trust, Inc.	61,063	0.0
2,021	State Street Corp.	156,547	0.1
853	Stifel Financial Corp.	58,985	0.0
3,000	Sumitomo Mitsui Financial Group, Inc.	145,980	0.1
4,735	Svenska Handelsbanken AB - Class A	51,457	0.0
3,803	Swedbank AB - Class A	76,888	0.0
10,101	Synchrony Financial	385,757	0.1
3,693 (1)	Toast, Inc. - Class A	67,434	0.0
6,300	Tokio Marine Holdings, Inc.	156,876	0.1
2,117	Tradeweb Markets, Inc. - Class A	192,393	0.1
1,873	UMB Financial Corp.	156,489	0.1
4,176	UniCredit SpA	113,711	0.0
6,365	Unum Group	287,825	0.1
14,764	Wells Fargo & Co.	726,684	0.3
37	Willis Towers Watson PLC	8,924	0.0
1,337	Wintrust Financial Corp.	124,007	0.1
2,371 (1)	Wise PLC - Class A	26,369	0.0
488 (1)(2)	Worldline SA/France	8,486	0.0
236	Zions Bancorp NA	10,353	0.0
		14,236,794	4.7
	Health Care: 4.3%
1,331	AbbVie, Inc.	206,265	0.1
2,968	Agilent Technologies, Inc.	412,641	0.1
1,286	Alcon, Inc.	100,612	0.0
300	AmerisourceBergen Corp.	61,614	0.0
535 (1)	Arrowhead Pharmaceuticals, Inc.	16,371	0.0
8,400	Astellas Pharma, Inc.	99,903	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
834	AstraZeneca PLC	$112,498	0.1
9,486	Bristol-Myers Squibb Co.	486,727	0.2
953	Bruker Corp.	70,026	0.0
599	Cardinal Health, Inc.	60,379	0.0
4,035 (1)	Centene Corp.	299,437	0.1
1,400	Chugai Pharmaceutical Co. Ltd.	52,890	0.0
669	Cigna Group	200,332	0.1
503	Cochlear Ltd.	102,333	0.0
5,900	CVS Health Corp.	465,864	0.2
500	Daiichi Sankyo Co. Ltd.	13,688	0.0
328	Danaher Corp.	75,880	0.0
566 (1)	Demant A/S	24,825	0.0
1,050 (1)	Dexcom, Inc.	130,295	0.1
2,968 (1)	Doximity, Inc. - Class A	83,223	0.0
4,681 (1)	Edwards Lifesciences Corp.	356,926	0.1
983	Elevance Health, Inc.	463,544	0.2
670	Eli Lilly & Co.	390,556	0.1
14,019 (1)	Exelixis, Inc.	336,316	0.1
826	Fresenius SE & Co. KGaA	25,602	0.0
1,370	GE HealthCare Technologies, Inc.	105,928	0.0
5,414	Gilead Sciences, Inc.	438,588	0.2
1,299 (1)	Globus Medical, Inc. - Class A	69,224	0.0
3,045	GSK PLC	56,239	0.0
400 (1)	Haemonetics Corp.	34,204	0.0
1,333 (1)	Halozyme Therapeutics, Inc.	49,268	0.0
446 (1)	HealthEquity, Inc.	29,570	0.0
3,707	Hikma Pharmaceuticals PLC	84,472	0.0
1,100	Hoya Corp.	136,993	0.1
601	Humana, Inc.	275,144	0.1
1,720 (1)	Inari Medical, Inc.	111,662	0.1
4,864 (1)	Incyte Corp.	305,411	0.1
394 (1)	Inspire Medical Systems, Inc.	80,151	0.0
665	Ipsen SA	79,327	0.0
536 (1)	Jazz Pharmaceuticals PLC	65,928	0.0
5,021	Johnson & Johnson	786,992	0.3
3,294 (1)	Lantheus Holdings, Inc.	204,228	0.1
1,149 (1)	LivaNova PLC	59,449	0.0
127	McKesson Corp.	58,798	0.0
3,247	Medtronic PLC	267,488	0.1
8,569	Merck & Co., Inc.	934,192	0.3
375	Merck KGaA	59,705	0.0
9 (1)	Mettler-Toledo International, Inc.	10,917	0.0
586 (1)	Molina Healthcare, Inc.	211,728	0.1
2,399 (1)	Neurocrine Biosciences, Inc.	316,092	0.1
2,586	Novartis AG, Reg	261,213	0.1
3,192	Novo Nordisk A/S - Class B	330,791	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,000	Ono Pharmaceutical Co. Ltd.	$71,158	0.0
600	Otsuka Holdings Co. Ltd.	22,438	0.0
2,427	Patterson Cos., Inc.	69,048	0.0
124 (1)	Penumbra, Inc.	31,191	0.0
1,441 (1)	Progyny, Inc.	53,576	0.0
440 (1)	Regeneron Pharmaceuticals, Inc.	386,448	0.1
590	Roche Holding AG	171,509	0.1
1,371	Sanofi	136,240	0.1
685 (1)	Shockwave Medical, Inc.	130,534	0.1
279	Sonova Holding AG, Reg	91,246	0.0
357 (1)	Swedish Orphan Biovitrum AB	9,451	0.0
4,300	Takeda Pharmaceutical Co. Ltd.	123,316	0.1
213 (1)	Tenet Healthcare Corp.	16,096	0.0
742	Thermo Fisher Scientific, Inc.	393,846	0.1
332 (1)	United Therapeutics Corp.	73,003	0.0
1,336	UnitedHealth Group, Inc.	703,364	0.2
163 (1)	Veeva Systems, Inc. - Class A	31,381	0.0
1,261 (1)	Vertex Pharmaceuticals, Inc.	513,088	0.2
		13,099,382	4.3
	Industrials: 4.3%
986	3M Co.	107,790	0.0
2,288	ABB Ltd., Reg	101,583	0.0
1,543	Acuity Brands, Inc.	316,053	0.1
1,138	Advanced Drainage Systems, Inc.	160,048	0.1
3,349	AECOM	309,548	0.1
617 (2)	Aena SME SA	111,992	0.0
622 (1)	AerCap Holdings NV	46,227	0.0
1,200 (3)	AGC, Inc.	44,477	0.0
256	AGCO Corp.	31,081	0.0
815	Allison Transmission Holdings, Inc.	47,392	0.0
24,220 (1)	American Airlines Group, Inc.	332,783	0.1
2,713	AMETEK, Inc.	447,347	0.2
20	AP Moller - Maersk A/S - Class B	36,000	0.0
20,084	Aurizon Holdings Ltd.	51,996	0.0
1,005	Avis Budget Group, Inc.	178,146	0.1
6,229	BAE Systems PLC	88,171	0.0
7,112	Brambles Ltd.	65,920	0.0
583	Brenntag SE	53,582	0.0
207 (1)	Builders FirstSource, Inc.	34,557	0.0
1,154	Bunzl PLC	46,893	0.0
167	Carlisle Cos., Inc.	52,176	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,300	Central Japan Railway Co.	$83,755	0.0
2,227	Cie de Saint-Gobain	164,235	0.1
977	Cintas Corp.	588,799	0.2
5,000	CK Hutchison Holdings Ltd.	26,863	0.0
1,121 (1)(3)	Clarivate PLC	10,380	0.0
652 (1)	Clean Harbors, Inc.	113,781	0.0
8,979 (1)	Copart, Inc.	439,971	0.2
11,016 (1)	Core & Main, Inc. - Class A	445,157	0.2
657 (1)	CoStar Group, Inc.	57,415	0.0
60	Curtiss-Wright Corp.	13,367	0.0
2,550 (1)	Daimler Truck Holding AG	95,788	0.0
1,244	DCC PLC	91,535	0.0
1,969	Donaldson Co., Inc.	128,674	0.1
293	Dover Corp.	45,066	0.0
3,837	Dun & Bradstreet Holdings, Inc.	44,893	0.0
49	EMCOR Group, Inc.	10,556	0.0
1,840	Emerson Electric Co.	179,087	0.1
722	EnerSys	72,893	0.0
427	Esab Corp.	36,987	0.0
1,069	Experian PLC	43,610	0.0
196	Exponent, Inc.	17,256	0.0
8,253	Fortive Corp.	607,668	0.2
2,672	Fortune Brands Innovations, Inc.	203,446	0.1
56 (1)	FTI Consulting, Inc.	11,152	0.0
4,400 (1)	Gates Industrial Corp. PLC	59,048	0.0
1,030	GEA Group AG	42,821	0.0
472	General Electric Co.	60,241	0.0
2,899	Genpact Ltd.	100,624	0.0
5,882	Getlink SE	107,728	0.0
2,968	Graco, Inc.	257,504	0.1
1,336 (1)	GXO Logistics, Inc.	81,710	0.0
3,255 (1)(3)	Hertz Global Holdings, Inc.	33,819	0.0
200	Hitachi Ltd.	14,386	0.0
962	ITT, Inc.	114,786	0.1
4,200	Japan Airlines Co. Ltd.	82,509	0.0
1,400	Jardine Cycle & Carriage Ltd.	31,552	0.0
1,800	Jardine Matheson Holdings Ltd.	76,500	0.0
1,919	Johnson Controls International PLC	110,611	0.0
11,800	Keppel Corp. Ltd.	63,140	0.0
857	Legrand SA	89,245	0.0
424	Leidos Holdings, Inc.	45,894	0.0
33	Lennox International, Inc.	14,768	0.0
159	Lincoln Electric Holdings, Inc.	34,576	0.0
2,848	Metso Oyj	28,913	0.0
1,000	MISUMI Group, Inc.	16,884	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
2,206	MSC Industrial Direct Co., Inc. - Class A	$223,380	0.1
2,031	nVent Electric PLC	120,012	0.1
259	Old Dominion Freight Line, Inc.	104,980	0.0
2,537	Otis Worldwide Corp.	226,985	0.1
3,110	Owens Corning	460,995	0.2
1,031	Parker-Hannifin Corp.	474,982	0.2
2,582	Pentair PLC	187,737	0.1
284	Prysmian SpA	12,946	0.0
500	Recruit Holdings Co. Ltd.	20,906	0.0
2,108	Reece Ltd.	32,153	0.0
634	Regal Rexnord Corp.	93,845	0.0
400	RELX PLC	15,870	0.0
1,074	Rockwell Automation, Inc.	333,456	0.1
2,956	Rollins, Inc.	129,089	0.1
1,628	Ryder System, Inc.	187,318	0.1
398 (1)	Saia, Inc.	174,412	0.1
1,325	Sandvik AB	28,786	0.0
44	Schneider Electric SE	8,857	0.0
1,226	Schneider National, Inc. - Class B	31,202	0.0
700	Secom Co. Ltd.	50,358	0.0
2,549	Sensata Technologies Holding PLC	95,766	0.0
1,455	Siemens AG, Reg	272,971	0.1
344	Simpson Manufacturing Co., Inc.	68,105	0.0
3,947	SKF AB - Class B	79,100	0.0
4,565	Smiths Group PLC	102,463	0.0
8,746	SS&C Technologies Holdings, Inc.	534,468	0.2
3,100	Sumitomo Corp.	67,461	0.0
218	Teleperformance	31,917	0.0
2,280	Terex Corp.	131,009	0.1
1,574	Timken Co.	126,156	0.1
1,600	Toyota Tsusho Corp.	93,892	0.0
2,346	Transurban Group	21,922	0.0
871 (1)	U-Haul Holding Co.	62,538	0.0
5,802	Volvo AB - Class B	150,968	0.1
288 (3)	Watsco, Inc.	123,399	0.1
783	Watts Water Technologies, Inc. - Class A	163,130	0.1
535	WESCO International, Inc.	93,026	0.0
1,348 (1)	WillScot Mobile Mini Holdings Corp.	59,986	0.0
1,016	Wolters Kluwer NV	144,546	0.1
844	Woodward, Inc.	114,894	0.1
		13,119,341	4.3
	Information Technology: 8.8%
1,489 (1)	Adobe, Inc.	888,337	0.3
1,559 (1)	Advanced Micro Devices, Inc.	229,812	0.1
400	Advantest Corp.	13,478	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,049 (1)	Akamai Technologies, Inc.	$360,849	0.1
1,817 (1)	Allegro MicroSystems, Inc.	55,001	0.0
24,618	Apple, Inc.	4,739,704	1.6
4,202	Applied Materials, Inc.	681,018	0.2
249 (1)	Arrow Electronics, Inc.	30,440	0.0
464	ASML Holding NV	350,267	0.1
1,212 (1)	Autodesk, Inc.	295,098	0.1
4,175	Avnet, Inc.	210,420	0.1
300	Azbil Corp.	9,895	0.0
480	BE Semiconductor Industries NV	72,468	0.0
519	Broadcom, Inc.	579,334	0.2
842 (1)	Cadence Design Systems, Inc.	229,336	0.1
2,806 (1)	Calix, Inc.	122,594	0.0
123	Capgemini SE	25,706	0.0
459 (1)	Cirrus Logic, Inc.	38,184	0.0
15,391	Cisco Systems, Inc.	777,553	0.3
970 (1)	Coherent Corp.	42,224	0.0
815	Concentrix Corp.	80,041	0.0
92 (1)	CyberArk Software Ltd.	20,153	0.0
200	Disco Corp.	49,393	0.0
1,183 (1)	DocuSign, Inc.	70,329	0.0
2,586 (1)	Dropbox, Inc. - Class A	76,235	0.0
2,644 (1)	Dynatrace, Inc.	144,600	0.1
1,500 (1)	ExlService Holdings, Inc.	46,275	0.0
1,372 (1)	F5, Inc.	245,561	0.1
183 (1)	Gartner, Inc.	82,553	0.0
945 (1)	GoDaddy, Inc. - Class A	100,321	0.0
300	Hirose Electric Co. Ltd.	33,881	0.0
279 (1)	HubSpot, Inc.	161,971	0.1
2,984	Infineon Technologies AG	124,619	0.1
855	Intel Corp.	42,964	0.0
951	Intuit, Inc.	594,404	0.2
387	Jabil, Inc.	49,304	0.0
400	Keyence Corp.	175,743	0.1
2,330 (1)	Keysight Technologies, Inc.	370,680	0.1
853	KLA Corp.	495,849	0.2
360	Lam Research Corp.	281,974	0.1
1,773 (1)	Lattice Semiconductor Corp.	122,319	0.0
453 (1)	Manhattan Associates, Inc.	97,540	0.0
418	Mastercard, Inc. - Class A	178,281	0.1
12,740	Microsoft Corp.	4,790,750	1.6
946	MKS Instruments, Inc.	97,315	0.0
107 (1)	Monday.com Ltd.	20,096	0.0
535	Monolithic Power Systems, Inc.	337,467	0.1
1,800	NEC Corp.	106,355	0.0
1,809	NetApp, Inc.	159,481	0.1
5,202	NVIDIA Corp.	2,576,134	0.9
400	Obic Co. Ltd.	68,822	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
68 (1)	Onto Innovation, Inc.	$10,397	0.0
532 (1)	Palo Alto Networks, Inc.	156,876	0.1
954	Paycom Software, Inc.	197,211	0.1
1,515 (1)	Paylocity Holding Corp.	249,748	0.1
5,943 (1)	PayPal Holdings, Inc.	364,960	0.1
7,948 (1)	Pure Storage, Inc. - Class A	283,426	0.1
3,579	Qualcomm, Inc.	517,631	0.2
1,121 (1)	Rambus, Inc.	76,508	0.0
1,500 (1)	Renesas Electronics Corp.	26,821	0.0
312 (1)	RingCentral, Inc. - Class A	10,592	0.0
2,557	Sage Group PLC	38,173	0.0
3,031 (1)	Salesforce, Inc.	797,577	0.3
436	SAP SE	67,110	0.0
2,500	Seiko Epson Corp.	37,327	0.0
926 (1)	ServiceNow, Inc.	654,210	0.2
2,700	Shimadzu Corp.	75,284	0.0
221 (1)	Silicon Laboratories, Inc.	29,232	0.0
552 (1)	Super Micro Computer, Inc.	156,912	0.1
921 (1)	Synopsys, Inc.	474,232	0.2
705 (1)	Teradata Corp.	30,675	0.0
673	Teradyne, Inc.	73,034	0.0
1,600	TIS, Inc.	35,167	0.0
200	Tokyo Electron Ltd.	35,548	0.0
417 (1)	Trimble, Inc.	22,184	0.0
1,630	Visa, Inc. - Class A	424,370	0.1
502	WiseTech Global Ltd.	25,730	0.0
294 (1)	Wix.com Ltd.	36,168	0.0
826 (1)	Workday, Inc. - Class A	228,026	0.1
891 (1)	Xero Ltd.	67,973	0.0
		26,756,230	8.8
	Materials: 1.4%
232	Akzo Nobel NV	19,211	0.0
1,695	Alcoa Corp.	57,630	0.0
2,736	Anglo American PLC	68,473	0.0
963	AptarGroup, Inc.	119,046	0.0
3,633	ArcelorMittal SA	103,104	0.0
501	Arkema SA	57,073	0.0
527	Ashland, Inc.	44,431	0.0
2,175	Avient Corp.	90,415	0.0
1,762 (1)	Axalta Coating Systems Ltd.	59,855	0.0
2,513	BASF SE	135,317	0.1
1,019	Berry Global Group, Inc.	68,670	0.0
4,135	BHP Group Ltd. - Class DI	141,271	0.1
2,558	BlueScope Steel Ltd.	40,781	0.0
2,223	Chemours Co.	70,113	0.0
3,513 (1)	Cleveland-Cliffs, Inc.	71,735	0.0
1,681	Commercial Metals Co.	84,117	0.0
716	CRH PLC	49,519	0.0
420	Crown Holdings, Inc.	38,678	0.0
994	Dow, Inc.	54,511	0.0
8,752	Element Solutions, Inc.	202,521	0.1
1,701	Evonik Industries AG	34,750	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
692	Fortescue Metals Group Ltd.	$13,644	0.0
1,763	Freeport-McMoRan, Inc.	75,051	0.0
31	Givaudan SA, Reg	128,548	0.1
956	Heidelberg Materials AG	85,455	0.0
1,885	Holcim AG	148,051	0.1
273	Holmen AB - Class B	11,531	0.0
600	JFE Holdings, Inc.	9,283	0.0
664	Linde PLC	272,711	0.1
1,700	Nitto Denko Corp.	126,863	0.1
246	Nucor Corp.	42,814	0.0
3,477	PPG Industries, Inc.	519,985	0.2
516	Reliance Steel & Aluminum Co.	144,315	0.1
1,347	Rio Tinto Ltd.	124,729	0.1
368	Royal Gold, Inc.	44,513	0.0
3,236	RPM International, Inc.	361,235	0.1
1,411	Sherwin-Williams Co.	440,091	0.2
219	Sika AG, Reg	71,411	0.0
558	Smurfit Kappa Group PLC	22,119	0.0
84	Solvay SA	2,575	0.0
889	Sonoco Products Co.	49,668	0.0
16,143	South32 Ltd. - Class DI	36,510	0.0
84 (1)	Syensqo SA	8,741	0.0
397	United States Steel Corp.	19,314	0.0
309	Wacker Chemie AG	38,959	0.0
686	Yara International ASA	24,371	0.0
		4,433,708	1.4
	Real Estate: 1.1%
1,297	Agree Realty Corp.	81,646	0.0
2,402	Apartment Income REIT Corp.	83,421	0.0
12,734	Brixmor Property Group, Inc.	296,320	0.1
1,322	CubeSmart	61,275	0.0
3,500	Daiwa House Industry Co. Ltd.	105,806	0.1
5,322	Dexus	27,814	0.0
1,385	EastGroup Properties, Inc.	254,203	0.1
160	Equity LifeStyle Properties, Inc.	11,286	0.0
6,687	Equity Residential	408,977	0.1
2,507	First Industrial Realty Trust, Inc.	132,044	0.1
353	Gaming and Leisure Properties, Inc.	17,421	0.0
622	Gecina SA	75,722	0.0
4,254	GPT Group	13,425	0.0
45,000	Hang Lung Properties Ltd.	62,564	0.0
2,373	Invitation Homes, Inc.	80,943	0.0
657 (1)	Jones Lang LaSalle, Inc.	124,088	0.1
7,322	Kilroy Realty Corp.	291,708	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
412	Kite Realty Group Trust	$9,418	0.0
1,231	Lamar Advertising Co. - Class A	130,831	0.1
4,900	Link REIT	27,514	0.0
3,364	National Retail Properties, Inc.	144,988	0.1
169	Rexford Industrial Realty, Inc.	9,481	0.0
2,521	Sabra Health Care REIT, Inc.	35,975	0.0
38,370	Scentre Group	78,137	0.0
1,021	Spirit Realty Capital, Inc.	44,608	0.0
294	STAG Industrial, Inc.	11,542	0.0
1,500	Swire Pacific Ltd. - Class A	12,704	0.0
28,000	Swire Properties Ltd.	56,679	0.0
16,745	VICI Properties, Inc.	533,831	0.2
351	WP Carey, Inc.	22,748	0.0
		3,247,119	1.1
	Utilities: 1.0%
454	Acciona SA	66,849	0.0
455	ALLETE, Inc.	27,828	0.0
3,137	American Electric Power Co., Inc.	254,787	0.1
2,440	Atmos Energy Corp.	282,796	0.1
1,353	Black Hills Corp.	72,994	0.0
32,657	Centrica PLC	58,544	0.0
6,100	Chubu Electric Power Co., Inc.	78,759	0.0
1,626	DTE Energy Co.	179,283	0.1
6,545	Edison International	467,902	0.2
872	Evergy, Inc.	45,518	0.0
1,200	Kansai Electric Power Co., Inc.	15,927	0.0
5,921	National Fuel Gas Co.	297,057	0.1
1,714	NorthWestern Corp.	87,225	0.0
1,432	ONE Gas, Inc.	91,247	0.0
5,000	Osaka Gas Co. Ltd.	104,372	0.0
10,475	PG&E Corp.	188,864	0.1
19,000	Power Assets Holdings Ltd.	110,156	0.1
5,386	Red Electrica Corp. SA	88,754	0.0
475	RWE AG	21,619	0.0
17,800	Sembcorp Industries Ltd.	71,547	0.0
2,661	Sempra Energy	198,857	0.1
170	Southwest Gas Holdings, Inc.	10,769	0.0
1,520	Terna - Rete Elettrica Nazionale	12,681	0.0
800	Tokyo Gas Co. Ltd.	18,351	0.0
9,806	UGI Corp.	241,228	0.1
1,119	Vistra Corp.	43,104	0.0
		3,137,018	1.0

	Total Common Stock (Cost $91,009,002)	109,818,191	36.0
Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
254	iShares Core S&P Mid- Cap ETF	$70,396	0.0
58,825	iShares Core U.S. Aggregate Bond ETF	5,838,381	1.9
1,506	iShares MSCI EAFE ETF	113,477	0.1
677	SPDR S&P 500 ETF Trust	321,785	0.1
217,863	Vanguard FTSE Emerging Markets ETF	8,954,169	2.9
93,626 (3)	Vanguard Long-Term Treasury ETF	5,760,808	1.9
		21,059,016	6.9

	Total Exchange-Traded Funds (Cost $20,943,444)	21,059,016	6.9

MUTUAL FUNDS: 29.6%
	Affiliated Investment Companies: 29.6%
2,281,587	Voya Short Term Bond Fund - Class R6	21,287,211	7.0
78,678 (1)	Voya Small Cap Growth Fund - Class R6	3,120,362	1.0
404,848	Voya Small Company Fund - Class R6	6,080,812	2.0
3,119,739	Voya U.S. Stock Index Portfolio - Class I	55,531,356	18.2
397,979	Voya VACS Series HYB Fund	4,099,179	1.4
		90,118,920	29.6
	Total Mutual Funds (Cost $84,566,583)	90,118,920	29.6

PREFERRED STOCK: 0.0%
	Consumer Discretionary: 0.0%
1,431	Porsche Automobil Holding SE	73,127	0.0

	Total Preferred Stock (Cost $68,726)	73,127	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.6%
	Basic Materials: 0.1%
10,000 (2)	Anglo American Capital PLC, 3.625%, 09/11/2024	9,847	0.0
27,000 (3)	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	27,625	0.0
34,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	35,244	0.0
50,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	51,876	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
10,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	$10,921	0.0
200,000 (2)	CSN Resources SA, 8.875%, 12/05/2030	208,580	0.1
15,000	FMC Corp., 5.150%, 05/18/2026	14,993	0.0
6,000	Nutrien Ltd., 5.800%, 03/27/2053	6,427	0.0
4,000	Nutrien Ltd., 5.875%, 12/01/2036	4,173	0.0
9,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	9,353	0.0
42,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	43,737	0.0
21,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	18,705	0.0
15,000	Steel Dynamics, Inc., 2.400%, 06/15/2025	14,381	0.0
		455,862	0.1
	Communications: 0.8%
35,000	Amazon.com, Inc., 2.100%, 05/12/2031	30,194	0.0
115,000	Amazon.com, Inc., 2.875%, 05/12/2041	90,458	0.1
38,000	Amazon.com, Inc., 3.150%, 08/22/2027	36,505	0.0
16,000	Amazon.com, Inc., 4.100%, 04/13/2062	14,152	0.0
120,000	AT&T, Inc., 3.500%, 06/01/2041	95,372	0.1
26,000	AT&T, Inc., 3.500%, 09/15/2053	18,890	0.0
2,000	AT&T, Inc., 3.550%, 09/15/2055	1,439	0.0
90,000	AT&T, Inc., 3.650%, 09/15/2059	64,581	0.0
18,000	AT&T, Inc., 3.800%, 12/01/2057	13,396	0.0
4,000	AT&T, Inc., 4.500%, 05/15/2035	3,792	0.0
37,000	AT&T, Inc., 4.900%, 08/15/2037	35,773	0.0
71,000 (3)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	72,896	0.0
21,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	18,233	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
47,000 (3)	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	$49,582	0.0
44,000	Comcast Corp., 1.950%, 01/15/2031	37,154	0.0
35,000	Comcast Corp., 2.650%, 02/01/2030	31,521	0.0
45,000	Comcast Corp., 3.200%, 07/15/2036	37,862	0.0
47,000	Comcast Corp., 3.900%, 03/01/2038	42,063	0.0
78,000	Comcast Corp., 3.950%, 10/15/2025	76,971	0.0
20,000	Comcast Corp., 5.350%, 11/15/2027	20,684	0.0
95,000	Comcast Corp., 5.500%, 05/15/2064	100,070	0.1
73,000	Fox Corp., 3.500%, 04/08/2030	67,377	0.0
9,000	Interpublic Group of Cos., Inc., 4.200%, 04/15/2024	8,951	0.0
26,000	Meta Platforms, Inc., 3.500%, 08/15/2027	25,331	0.0
77,000	Meta Platforms, Inc., 4.450%, 08/15/2052	70,803	0.0
8,000	Meta Platforms, Inc., 4.650%, 08/15/2062	7,457	0.0
76,000	Meta Platforms, Inc., 5.750%, 05/15/2063	83,296	0.1
200,000 (2)	NBN Co. Ltd., 1.625%, 01/08/2027	182,613	0.1
43,000	Netflix, Inc., 5.875%, 11/15/2028	45,377	0.0
16,000	Paramount Global, 4.200%, 05/19/2032	14,293	0.0
14,000	Paramount Global, 4.375%, 03/15/2043	10,361	0.0
20,000 (3)	Paramount Global, 4.950%, 01/15/2031	18,979	0.0
26,000	Paramount Global, 4.950%, 05/19/2050	21,099	0.0
21,000	Paramount Global, 5.850%, 09/01/2043	18,918	0.0
6,000	Paramount Global, 6.875%, 04/30/2036	6,095	0.0
55,000	Sprint Capital Corp., 6.875%, 11/15/2028	59,632	0.0
85,000	Sprint Capital Corp., 8.750%, 03/15/2032	105,012	0.1
28,000	Time Warner Cable LLC, 5.500%, 09/01/2041	24,260	0.0
25,000	Time Warner Cable LLC, 5.875%, 11/15/2040	22,663	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
143,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	$129,104	0.1
20,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	18,026	0.0
64,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	58,584	0.0
284,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	269,392	0.1
2,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	1,769	0.0
41,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	44,017	0.0
41,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	45,008	0.0
4,000	Verizon Communications, Inc., 2.550%, 03/21/2031	3,450	0.0
5,000	Verizon Communications, Inc., 4.400%, 11/01/2034	4,814	0.0
21,000	Verizon Communications, Inc., 4.812%, 03/15/2039	20,324	0.0
39,000	Verizon Communications, Inc., 6.550%, 09/15/2043	44,920	0.0
18,000	Vodafone Group PLC, 5.750%, 02/10/2063	18,287	0.0
		2,341,800	0.8
	Consumer, Cyclical: 0.4%
3,224	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	3,020	0.0
2,001	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	1,868	0.0
51,270	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	46,361	0.0
12,152	American Airlines Pass Through Trust 2019-1, AA, 3.150%, 08/15/2033	10,654	0.0
44,000	American Honda Finance Corp., 4.700%, 01/12/2028	44,398	0.0
25,000	American Honda Finance Corp., 5.650%, 11/15/2028	26,186	0.0
32,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	32,931	0.0
38,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	40,521	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
15,000	AutoZone, Inc., 6.250%, 11/01/2028	$15,950	0.0
30,000 (2)(3)	BMW US Capital LLC, 5.150%, 08/11/2033	30,969	0.0
8,889	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	7,847	0.0
3,268 (2)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	3,216	0.0
17,000	General Motors Co., 6.125%, 10/01/2025	17,233	0.0
25,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	24,856	0.0
25,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	24,517	0.0
33,000	General Motors Financial Co., Inc., 5.800%, 01/07/2029	33,793	0.0
22,000	General Motors Financial Co., Inc., 5.850%, 04/06/2030	22,705	0.0
36,000	Home Depot, Inc., 4.900%, 04/15/2029	37,004	0.0
33,000 (2)	Hyundai Capital America, 5.680%, 06/26/2028	33,660	0.0
50,000 (2)	Hyundai Capital America, 6.100%, 09/21/2028	51,989	0.0
38,000 (2)	Hyundai Capital America, 6.500%, 01/16/2029	40,148	0.0
19,000	Lowe’s Cos., Inc., 4.450%, 04/01/2062	16,050	0.0
23,000	Lowe’s Cos., Inc., 5.750%, 07/01/2053	24,394	0.0
17,000	Lowe’s Cos., Inc., 5.850%, 04/01/2063	17,835	0.0
21,000	McDonald’s Corp., 5.450%, 08/14/2053	22,365	0.0
18,200 (2)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	18,265	0.0
22,000 (3)	Target Corp., 4.800%, 01/15/2053	21,856	0.0
46,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	48,478	0.0
16,000	Toyota Motor Credit Corp., MTN, 1.900%, 01/13/2027	14,892	0.0
53,000	Toyota Motor Credit Corp., MTN, 4.550%, 09/20/2027	53,445	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
38,172	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	$38,691	0.0
49,525	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	44,344	0.0
8,355	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	7,627	0.0
30,928	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	30,941	0.0
55,000	Walmart, Inc., 4.000%, 04/15/2030	54,909	0.1
96,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	92,020	0.1
50,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	44,104	0.0
66,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	56,690	0.1
10,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	8,575	0.0
		1,165,307	0.4
	Consumer, Non-cyclical: 1.3%
28,000	AbbVie, Inc., 2.600%, 11/21/2024	27,367	0.0
28,000	AbbVie, Inc., 3.200%, 11/21/2029	26,187	0.0
23,000	AbbVie, Inc., 4.050%, 11/21/2039	20,780	0.0
54,000	AbbVie, Inc., 4.300%, 05/14/2036	51,771	0.0
53,000	AbbVie, Inc., 4.500%, 05/14/2035	51,870	0.0
7,000	AbbVie, Inc., 4.550%, 03/15/2035	6,868	0.0
9,000	AbbVie, Inc., 4.625%, 10/01/2042	8,529	0.0
16,000	Aetna, Inc., 6.625%, 06/15/2036	17,943	0.0
29,000	Altria Group, Inc., 6.200%, 11/01/2028	30,440	0.0
31,000	Amgen, Inc., 2.770%, 09/01/2053	19,919	0.0
27,000	Amgen, Inc., 4.400%, 02/22/2062	22,825	0.0
25,000	Amgen, Inc., 5.250%, 03/02/2033	25,640	0.0
100,000	Amgen, Inc., 5.600%, 03/02/2043	103,395	0.1
28,000	Amgen, Inc., 5.650%, 03/02/2053	29,480	0.0
35,000	Amgen, Inc., 5.750%, 03/02/2063	36,764	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
56,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	$54,937	0.0
15,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	15,831	0.0
17,000	BAT Capital Corp., 3.734%, 09/25/2040	12,515	0.0
13,000	BAT Capital Corp., 4.390%, 08/15/2037	10,904	0.0
28,000	BAT Capital Corp., 6.421%, 08/02/2033	29,322	0.0
30,000	BAT Capital Corp., 7.079%, 08/02/2043	31,890	0.0
42,000	BAT Capital Corp., 7.081%, 08/02/2053	44,943	0.0
48,000	Becton Dickinson & Co., 4.693%, 02/13/2028	48,232	0.0
13,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	11,722	0.0
24,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	27,489	0.0
30,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	34,792	0.0
25,000 (2)	Cargill, Inc., 1.700%, 02/02/2031	20,501	0.0
25,000 (2)	Cargill, Inc., 2.125%, 04/23/2030	21,753	0.0
42,000 (2)	Cargill, Inc., 2.125%, 11/10/2031	35,079	0.0
20,000	Centene Corp., 2.625%, 08/01/2031	16,618	0.0
266,000	Centene Corp., 3.000%, 10/15/2030	230,703	0.1
150,000	Cigna Group, 4.375%, 10/15/2028	148,859	0.1
17,000 (2)	CSL Finance PLC, 4.950%, 04/27/2062	16,032	0.0
30,000	CVS Health Corp., 2.700%, 08/21/2040	21,406	0.0
5,000	CVS Health Corp., 3.875%, 07/20/2025	4,915	0.0
7,000	CVS Health Corp., 4.125%, 04/01/2040	6,018	0.0
5,000	CVS Health Corp., 4.780%, 03/25/2038	4,740	0.0
33,000	CVS Health Corp., 5.050%, 03/25/2048	30,894	0.0
8,000	CVS Health Corp., 5.300%, 06/01/2033	8,213	0.0
24,000	CVS Health Corp., 6.000%, 06/01/2063	25,496	0.0
20,000	Elevance Health, Inc., 4.900%, 02/08/2026	19,965	0.0
21,000 (3)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	21,105	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
69,000	Global Payments, Inc., 1.200%, 03/01/2026	$63,420	0.1
35,000	Global Payments, Inc., 5.950%, 08/15/2052	35,741	0.0
16,000	HCA, Inc., 2.375%, 07/15/2031	13,194	0.0
27,000	HCA, Inc., 3.125%, 03/15/2027	25,606	0.0
15,000	HCA, Inc., 3.500%, 09/01/2030	13,602	0.0
52,000	HCA, Inc., 4.125%, 06/15/2029	49,753	0.0
38,000	HCA, Inc., 4.375%, 03/15/2042	32,150	0.0
200,000	HCA, Inc., 4.500%, 02/15/2027	197,762	0.1
22,000	HCA, Inc., 5.250%, 04/15/2025	21,990	0.0
18,000 (2)	Health Care Service Corp. A Mutual Legal Reserve Co., 1.500%, 06/01/2025	17,097	0.0
24,000	Humana, Inc., 5.950%, 03/15/2034	25,698	0.0
43,000	J M Smucker Co., 6.500%, 11/15/2043	47,961	0.0
28,000	Johnson & Johnson, 3.625%, 03/03/2037	25,780	0.0
56,000	Kenvue, Inc., 4.900%, 03/22/2033	57,749	0.1
23,000	Kenvue, Inc., 5.050%, 03/22/2028	23,577	0.0
19,000	Kenvue, Inc., 5.100%, 03/22/2043	19,728	0.0
40,000	Kenvue, Inc., 5.200%, 03/22/2063	41,868	0.0
75,000 (2)	Mars, Inc., 2.375%, 07/16/2040	53,850	0.0
30,000 (2)	Mars, Inc., 3.875%, 04/01/2039	26,369	0.0
36,000	McKesson Corp., 5.250%, 02/15/2026	36,001	0.0
47,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	47,037	0.0
13,000	Merck & Co., Inc., 4.500%, 05/17/2033	13,101	0.0
82,000	Merck & Co., Inc., 4.900%, 05/17/2044	83,003	0.1
29,000	Merck & Co., Inc., 5.000%, 05/17/2053	29,841	0.0
34,000 (3)	Merck & Co., Inc., 5.150%, 05/17/2063	35,491	0.0
200,000 (2)(3)	Minerva Luxembourg SA, 8.875%, 09/13/2033	212,522	0.1
24,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	20,486	0.0
44,000 (3)	PayPal Holdings, Inc., 2.300%, 06/01/2030	38,484	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
88,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	$87,322	0.1
42,000	PepsiCo, Inc., 5.125%, 11/10/2026	42,913	0.0
26,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	26,194	0.0
102,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	102,267	0.1
4,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	3,988	0.0
44,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	44,952	0.0
110,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	111,147	0.1
16,000	Philip Morris International, Inc., 5.375%, 02/15/2033	16,419	0.0
28,000	Philip Morris International, Inc., 5.625%, 09/07/2033	29,258	0.0
10,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	8,721	0.0
10,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	8,956	0.0
24,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	26,628	0.0
32,000	Reynolds American, Inc., 5.850%, 08/15/2045	30,012	0.0
11,000	Royalty Pharma PLC, 1.200%, 09/02/2025	10,269	0.0
14,000	Royalty Pharma PLC, 1.750%, 09/02/2027	12,561	0.0
45,000	Royalty Pharma PLC, 3.300%, 09/02/2040	33,845	0.0
22,000	Royalty Pharma PLC, 3.350%, 09/02/2051	14,894	0.0
17,000	S&P Global, Inc., 1.250%, 08/15/2030	13,926	0.0
54,000	S&P Global, Inc., 2.700%, 03/01/2029	49,974	0.0
38,000	S&P Global, Inc., 2.900%, 03/01/2032	33,935	0.0
17,000 (2)	S&P Global, Inc., 5.250%, 09/15/2033	17,799	0.0
52,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	53,305	0.0
38,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	39,024	0.0
39,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	40,668	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
21,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	$22,233	0.0
120,000 (2)	Triton Container International Ltd., 2.050%, 04/15/2026	109,968	0.1
16,000 (2)	Triton Container International Ltd., 3.150%, 06/15/2031	12,824	0.0
15,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	11,367	0.0
4,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	3,128	0.0
19,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	16,160	0.0
19,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	15,672	0.0
24,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	23,497	0.0
20,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	20,223	0.0
34,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	34,745	0.0
23,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	26,070	0.0
70,000	Viatris, Inc., 2.700%, 06/22/2030	59,298	0.1
67,000	Viatris, Inc., 3.850%, 06/22/2040	49,896	0.0
29,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	29,897	0.0
		4,037,468	1.3

	Energy: 0.7%
60,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	41,608	0.0
19,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	19,341	0.0
26,000 (4)	BP Capital Markets PLC, 4.875%, 12/31/2199	24,776	0.0
13,000	Cenovus Energy, Inc., 5.400%, 06/15/2047	12,302	0.0
46,000 (2)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	47,288	0.0
16,000 (2)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	16,526	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
23,000	ConocoPhillips Co., 5.300%, 05/15/2053	$23,659	0.0
41,000	ConocoPhillips Co., 5.550%, 03/15/2054	43,569	0.0
42,000	ConocoPhillips Co., 5.700%, 09/15/2063	45,518	0.0
73,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	59,058	0.1
5,000 (3)	Diamondback Energy, Inc., 6.250%, 03/15/2033	5,345	0.0
200,000	EIG Pearl Holdings Sarl, 3.545%, 08/31/2036	174,750	0.1
200,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	190,333	0.1
16,000	Enbridge, Inc., 5.700%, 03/08/2033	16,637	0.0
38,000 (4)	Enbridge, Inc. 20-A, 5.750%, 07/15/2080	35,124	0.0
9,000	Energy Transfer L.P., 4.250%, 04/01/2024	8,967	0.0
3,000	Energy Transfer L.P., 4.900%, 03/15/2035	2,862	0.0
22,000	Energy Transfer L.P., 5.000%, 05/15/2050	19,649	0.0
43,000	Energy Transfer L.P., 5.300%, 04/01/2044	39,655	0.0
4,000	Energy Transfer L.P., 6.000%, 06/15/2048	4,039	0.0
35,000	Energy Transfer L.P., 6.550%, 12/01/2033	38,033	0.0
55,000	Energy Transfer L.P. 20Y, 5.800%, 06/15/2038	55,368	0.0
25,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	24,687	0.0
26,000 (4)	Enterprise Products Operating LLC D, 8.638%, (TSFR3M + 3.248%), 08/16/2077	25,882	0.0
55,000	Hess Corp., 4.300%, 04/01/2027	54,460	0.0
17,000	Kinder Morgan Energy Partners L.P., 5.000%, 03/01/2043	15,213	0.0
20,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	19,262	0.0
10,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	8,944	0.0
23,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	23,262	0.0
3,000	Marathon Petroleum Corp., 6.500%, 03/01/2041	3,229	0.0
10,000	MPLX L.P., 1.750%, 03/01/2026	9,357	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
55,000	MPLX L.P., 4.000%, 03/15/2028	$53,071	0.0
16,000 (2)	Northern Natural Gas Co., 3.400%, 10/16/2051	11,292	0.0
10,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	10,394	0.0
10,000 (3)	Occidental Petroleum Corp., 6.600%, 03/15/2046	10,841	0.0
16,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	17,962	0.0
7,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	7,642	0.0
24,000	ONEOK Partners L.P., 6.200%, 09/15/2043	25,169	0.0
10,000	ONEOK, Inc., 5.850%, 01/15/2026	10,153	0.0
13,000	Ovintiv, Inc., 5.650%, 05/15/2028	13,274	0.0
17,000	Ovintiv, Inc., 6.250%, 07/15/2033	17,588	0.0
38,000	Ovintiv, Inc., 7.100%, 07/15/2053	41,856	0.0
200,000 (2)	Petroleos del Peru SA, 4.750%, 06/19/2032	142,958	0.1
235,000	Petroleos Mexicanos, 6.700%, 02/16/2032	195,050	0.1
50,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	49,495	0.0
17,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	16,659	0.0
16,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	16,076	0.0
26,000	Schlumberger Investment SA, 2.650%, 06/26/2030	23,367	0.0
15,000	Targa Resources Corp., 4.950%, 04/15/2052	13,188	0.0
26,000	Targa Resources Corp., 6.250%, 07/01/2052	26,884	0.0
61,000	Targa Resources Corp., 6.500%, 03/30/2034	65,944	0.1
78,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	75,871	0.1
30,000	Williams Cos., Inc., 4.000%, 09/15/2025	29,463	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
15,000	Williams Cos., Inc., 5.400%, 03/04/2044	$14,579	0.0
		1,997,479	0.7

	Financial: 2.2%
6,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	4,390	0.0
5,000 (3)	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	4,831	0.0
44,000	Alleghany Corp., 3.250%, 08/15/2051	33,348	0.0
21,000	Alleghany Corp., 4.900%, 09/15/2044	20,367	0.0
16,000 (4)	American Express Co., 4.990%, 05/01/2026	15,959	0.0
69,000 (4)	American Express Co., 5.282%, 07/27/2029	70,464	0.0
118,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	97,429	0.1
34,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	30,473	0.0
40,000	American International Group, Inc., 3.400%, 06/30/2030	36,875	0.0
50,000	American International Group, Inc., 4.200%, 04/01/2028	48,755	0.0
65,000	American International Group, Inc., 5.125%, 03/27/2033	66,005	0.0
19,000	American Tower Corp., 5.250%, 07/15/2028	19,316	0.0
44,000	American Tower Corp., 5.550%, 07/15/2033	45,556	0.0
19,000	American Tower Corp., 5.650%, 03/15/2033	19,758	0.0
28,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	29,367	0.0
40,000	Assurant, Inc., 3.700%, 02/22/2030	36,090	0.0
29,000	AvalonBay Communities, Inc., 5.300%, 12/07/2033	30,189	0.0
32,000 (2)	Aviation Capital Group LLC, 5.500%, 12/15/2024	31,844	0.0
200,000	Banco Santander SA, 2.746%, 05/28/2025	193,139	0.1
79,000 (4)	Bank of America Corp., 0.976%, 04/22/2025	77,750	0.0
35,000 (4)	Bank of America Corp., 2.299%, 07/21/2032	28,592	0.0
28,000 (4)	Bank of America Corp., 2.482%, 09/21/2036	22,192	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
42,000 (4)	Bank of America Corp., 2.572%, 10/20/2032	$34,838	0.0
135,000 (4)	Bank of America Corp., 2.687%, 04/22/2032	114,041	0.1
96,000 (4)	Bank of America Corp., 3.419%, 12/20/2028	90,493	0.1
44,000 (4)	Bank of America Corp., 3.846%, 03/08/2037	38,661	0.0
35,000 (4)	Bank of America Corp., 5.202%, 04/25/2029	35,239	0.0
40,000 (4)	Bank of America Corp., 5.288%, 04/25/2034	40,114	0.0
157,000 (4)	Bank of America Corp., 5.872%, 09/15/2034	164,440	0.1
90,000 (4)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	85,418	0.1
20,000 (4)	Bank of America Corp., MTN, 1.843%, 02/04/2025	19,924	0.0
40,000 (4)	Bank of America Corp., MTN, 2.087%, 06/14/2029	35,274	0.0
69,000 (4)	Bank of America Corp., MTN, 4.271%, 07/23/2029	66,673	0.0
30,000 (4)	Bank of America Corp. N, 2.651%, 03/11/2032	25,346	0.0
91,000 (4)	Bank of America Corp. RR, 4.375%, 12/31/2199	81,329	0.1
9,000 (4)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	9,973	0.0
76,000 (4)	Bank of Nova Scotia, 4.588%, 05/04/2037	68,046	0.0
50,000	Bank of Nova Scotia, 5.650%, 02/01/2034	51,875	0.0
15,000 (2)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	13,061	0.0
64,000 (2)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	50,391	0.0
6,000 (2)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	5,145	0.0
33,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	34,053	0.0
254,000 (2)(4)	BNP Paribas SA, 5.894%, 12/05/2034	265,561	0.1
45,000	Brookfield Finance, Inc., 3.625%, 02/15/2052	32,144	0.0
35,000	Camden Property Trust, 5.850%, 11/03/2026	36,072	0.0
37,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	39,507	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
29,000 (4)	Capital One Financial Corp., 1.878%, 11/02/2027	$26,100	0.0
41,000 (4)	Charles Schwab Corp., 5.643%, 05/19/2029	42,079	0.0
20,000 (4)	Charles Schwab Corp. H, 4.000%, 12/31/2199	15,821	0.0
19,000	CI Financial Corp., 4.100%, 06/15/2051	11,174	0.0
49,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	41,084	0.0
63,000 (4)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	58,101	0.0
45,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	42,448	0.0
97,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	87,754	0.1
33,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	33,756	0.0
29,000 (2)	Corebridge Financial, Inc., 6.050%, 09/15/2033	30,240	0.0
64,000 (3)(4)	Corebridge Financial, Inc., 6.875%, 12/15/2052	63,869	0.0
48,000	Crown Castle, Inc., 4.800%, 09/01/2028	47,411	0.0
12,000 (3)	Crown Castle, Inc., 5.100%, 05/01/2033	11,888	0.0
23,000 (3)	Crown Castle, Inc., 5.600%, 06/01/2029	23,536	0.0
20,000	Crown Castle, Inc., 5.800%, 03/01/2034	20,714	0.0
30,000	CubeSmart L.P., 2.250%, 12/15/2028	26,520	0.0
36,000 (4)	Discover Financial Services, 7.964%, 11/02/2034	40,064	0.0
18,000	Extra Space Storage L.P., 4.000%, 06/15/2029	17,178	0.0
28,000 (4)	Fifth Third Bancorp, 6.339%, 07/27/2029	29,164	0.0
42,000 (4)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	44,594	0.0
7,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	7,457	0.0
49,000 (2)(4)	Hartford Financial Services Group, Inc. ICON, 7.766%, (TSFR3M + 2.387%), 02/12/2067	42,103	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
44,000	Healthpeak OP LLC, 5.250%, 12/15/2032	$44,514	0.0
400,000 (4)	HSBC Holdings PLC, 2.099%, 06/04/2026	380,940	0.1
25,000 (4)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	18,929	0.0
20,000 (4)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	20,635	0.0
30,000 (2)	Intact Financial Corp., 5.459%, 09/22/2032	30,091	0.0
57,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	49,340	0.0
22,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	22,196	0.0
11,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	11,026	0.0
70,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	62,120	0.0
30,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	31,791	0.0
23,000 (4)	JPMorgan Chase & Co., 0.969%, 06/23/2025	22,466	0.0
137,000 (4)	JPMorgan Chase & Co., 1.040%, 02/04/2027	125,965	0.1
32,000 (4)	JPMorgan Chase & Co., 1.470%, 09/22/2027	29,005	0.0
49,000 (4)	JPMorgan Chase & Co., 2.069%, 06/01/2029	43,471	0.0
33,000 (4)	JPMorgan Chase & Co., 2.182%, 06/01/2028	30,198	0.0
57,000 (4)	JPMorgan Chase & Co., 2.947%, 02/24/2028	53,653	0.0
22,000 (4)	JPMorgan Chase & Co., 3.509%, 01/23/2029	20,862	0.0
39,000 (4)	JPMorgan Chase & Co., 6.254%, 10/23/2034	42,298	0.0
44,000 (4)	KeyCorp, MTN, 4.789%, 06/01/2033	40,428	0.0
11,000	Kite Realty Group L.P., 4.000%, 10/01/2026	10,406	0.0
28,000 (2)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	20,220	0.0
43,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	45,307	0.0
41,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	44,650	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
103,000 (4)	Morgan Stanley, 1.593%, 05/04/2027	$94,943	0.1
234,000 (4)	Morgan Stanley, 2.188%, 04/28/2026	224,894	0.1
18,000 (4)	Morgan Stanley, 2.475%, 01/21/2028	16,715	0.0
18,000 (4)	Morgan Stanley, 3.591%, 07/22/2028	17,194	0.0
40,000 (4)	Morgan Stanley, 4.457%, 04/22/2039	37,051	0.0
37,000 (4)	Morgan Stanley, 5.297%, 04/20/2037	36,023	0.0
86,000 (4)	Morgan Stanley, 5.948%, 01/19/2038	87,009	0.1
15,000 (4)	Morgan Stanley, 6.296%, 10/18/2028	15,721	0.0
95,000 (4)	Morgan Stanley, 6.627%, 11/01/2034	105,231	0.1
35,000 (4)	Morgan Stanley, GMTN, 0.791%, 01/22/2025	34,898	0.0
54,000 (4)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	49,348	0.0
112,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	109,749	0.1
23,000 (4)	Morgan Stanley, MTN, 2.720%, 07/22/2025	22,624	0.0
68,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	65,134	0.0
46,000 (4)	Morgan Stanley, MTN, 5.164%, 04/20/2029	46,290	0.0
43,000 (4)	Morgan Stanley, MTN, 5.250%, 04/21/2034	43,016	0.0
10,000 (4)	Morgan Stanley, MTN, 5.424%, 07/21/2034	10,154	0.0
12,000 (2)	New York Life Insurance Co., 3.750%, 05/15/2050	9,619	0.0
24,000 (4)	Northern Trust Corp., 3.375%, 05/08/2032	22,213	0.0
43,000 (2)	Northwestern Mutual Global Funding, 1.700%, 06/01/2028	37,796	0.0
10,000 (2)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	7,482	0.0
113,000 (4)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	96,491	0.1
15,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	10,438	0.0
25,000 (4)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	23,738	0.0
92,000 (4)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	85,989	0.1
8,000	Realty Income Corp., 3.950%, 08/15/2027	7,784	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
117,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	$93,841	0.1
17,000	Sabra Health Care L.P., 3.200%, 12/01/2031	13,922	0.0
25,000	Sixth Street Specialty Lending, Inc., 6.950%, 08/14/2028	25,779	0.0
42,000 (4)	State Street Corp., 5.684%, 11/21/2029	43,452	0.0
67,000 (4)	State Street Corp., 6.123%, 11/21/2034	71,157	0.0
17,000 (2)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	12,565	0.0
23,000 (2)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	21,769	0.0
25,000 (4)	Truist Financial Corp., 6.296%, (TSFR3M + 0.912%), 03/15/2028	22,778	0.0
11,000 (4)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	10,075	0.0
31,000 (4)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	28,885	0.0
175,000 (4)	Truist Financial Corp., MTN, 5.867%, 06/08/2034	178,639	0.1
32,000 (4)	Truist Financial Corp. N, 4.800%, 12/31/2199	29,499	0.0
37,000 (4)	Truist Financial Corp. Q, 5.100%, 12/31/2199	33,715	0.0
250,000 (2)(4)	UBS Group AG, 2.193%, 06/05/2026	237,890	0.1
47,000 (4)	US Bancorp, MTN, 4.967%, 07/22/2033	44,580	0.0
73,000 (4)	Wells Fargo & Co., 5.389%, 04/24/2034	73,360	0.0
114,000 (4)	Wells Fargo & Co., 6.491%, 10/23/2034	124,085	0.1
18,000 (4)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	17,332	0.0
36,000 (4)	Wells Fargo & Co., MTN, 2.393%, 06/02/2028	32,989	0.0
20,000 (4)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	19,090	0.0
21,000 (4)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	20,789	0.0
15,000	Weyerhaeuser Co., 4.750%, 05/15/2026	14,937	0.0
		6,852,545	2.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 0.5%
31,000	Avnet, Inc., 5.500%, 06/01/2032	$30,700	0.0
29,000	Avnet, Inc., 6.250%, 03/15/2028	30,063	0.0
40,000	Berry Global, Inc., 1.650%, 01/15/2027	36,042	0.0
22,000 (3)	Boeing Co., 3.250%, 02/01/2028	20,886	0.0
36,000	Boeing Co., 3.250%, 02/01/2035	30,384	0.0
5,000	Boeing Co., 3.625%, 02/01/2031	4,646	0.0
5,000	Boeing Co., 3.850%, 11/01/2048	3,892	0.0
35,000	Boeing Co., 4.875%, 05/01/2025	34,854	0.0
34,000	Boeing Co., 5.150%, 05/01/2030	34,632	0.0
43,000	Boeing Co., 5.805%, 05/01/2050	44,559	0.0
31,000	Boeing Co., 5.930%, 05/01/2060	32,156	0.0
59,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	50,229	0.0
40,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	41,678	0.0
21,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	18,930	0.0
9,000	Carrier Global Corp., 2.722%, 02/15/2030	8,057	0.0
14,000 (2)	Carrier Global Corp., 5.900%, 03/15/2034	15,148	0.0
50,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	51,567	0.0
14,000	FedEx Corp., 4.550%, 04/01/2046	12,560	0.0
23,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	24,044	0.0
46,000	GATX Corp., 6.900%, 05/01/2034	50,673	0.0
18,000	GE Capital Funding LLC, 4.400%, 05/15/2030	17,051	0.0
52,000	HEICO Corp., 5.250%, 08/01/2028	53,128	0.1
17,000 (3)	Ingersoll Rand, Inc., 5.700%, 08/14/2033	17,994	0.0
82,000	John Deere Capital Corp., MTN, 4.700%, 06/10/2030	83,376	0.1
40,000 (3)	John Deere Capital Corp., MTN, 4.750%, 01/20/2028	40,685	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
32,000	Lennox International, Inc., 5.500%, 09/15/2028	$32,884	0.0
16,000 (3)	Lockheed Martin Corp., 4.750%, 02/15/2034	16,293	0.0
31,000	Lockheed Martin Corp., 5.200%, 02/15/2055	32,569	0.0
16,000	Lockheed Martin Corp., 5.900%, 11/15/2063	18,706	0.0
20,000 (3)	Mohawk Industries, Inc., 5.850%, 09/18/2028	20,750	0.0
17,000	Nordson Corp., 5.600%, 09/15/2028	17,642	0.0
13,000	Norfolk Southern Corp., 2.550%, 11/01/2029	11,688	0.0
21,000	Norfolk Southern Corp., 5.050%, 08/01/2030	21,519	0.0
17,000	Norfolk Southern Corp., 5.550%, 03/15/2034	17,963	0.0
56,000	Norfolk Southern Corp., 5.950%, 03/15/2064	62,562	0.1
22,000	Otis Worldwide Corp., 5.250%, 08/16/2028	22,627	0.0
25,000	Packaging Corp. of America, 5.700%, 12/01/2033	26,332	0.0
24,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.200%, 11/15/2025	22,265	0.0
40,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.700%, 06/15/2026	36,789	0.0
70,000 (2)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	73,535	0.1
34,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	31,310	0.0
51,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	46,377	0.0
25,000	Republic Services, Inc., 5.000%, 12/15/2033	25,535	0.0
24,000	Ryder System, Inc., 6.300%, 12/01/2028	25,469	0.0
30,000	Ryder System, Inc., 6.600%, 12/01/2033	33,283	0.0
37,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	37,515	0.0
30,000 (2)	Sealed Air Corp., 1.573%, 10/15/2026	27,035	0.0
3,000	Union Pacific Corp., 3.550%, 05/20/2061	2,256	0.0
22,000	Union Pacific Corp., 3.799%, 10/01/2051	18,439	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
17,000	Union Pacific Corp., 3.839%, 03/20/2060	$13,892	0.0
4,000	Union Pacific Corp., 3.950%, 08/15/2059	3,272	0.0
13,000 (2)	Veralto Corp., 5.450%, 09/18/2033	13,474	0.0
10,000	Waste Management, Inc., 2.000%, 06/01/2029	8,908	0.0
21,000	Waste Management, Inc., 4.625%, 02/15/2030	21,252	0.0
13,000	Waste Management, Inc., 4.875%, 02/15/2029	13,312	0.0
62,000	Waste Management, Inc., 4.875%, 02/15/2034	63,276	0.1
		1,606,663	0.5

	Technology: 0.5%
58,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	56,126	0.0
38,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	36,075	0.0
19,000	Apple, Inc., 2.850%, 08/05/2061	13,002	0.0
12,000	Apple, Inc., 4.100%, 08/08/2062	10,702	0.0
54,000 (2)	Broadcom, Inc., 3.187%, 11/15/2036	43,789	0.0
130,000 (2)	Broadcom, Inc., 4.926%, 05/15/2037	125,890	0.1
18,000	Concentrix Corp., 6.600%, 08/02/2028	18,532	0.0
59,000	Concentrix Corp., 6.850%, 08/02/2033	60,726	0.0
14,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	14,335	0.0
20,000	Fiserv, Inc., 2.750%, 07/01/2024	19,707	0.0
42,000	Fiserv, Inc., 5.625%, 08/21/2033	44,020	0.0
31,000	HP, Inc., 2.650%, 06/17/2031	26,402	0.0
75,000	Intel Corp., 4.600%, 03/25/2040	73,017	0.1
39,000	Intel Corp., 5.125%, 02/10/2030	40,475	0.0
44,000	Intel Corp., 5.700%, 02/10/2053	47,615	0.0
69,000 (3)	Intuit, Inc., 5.125%, 09/15/2028	71,364	0.0
58,000	Intuit, Inc., 5.200%, 09/15/2033	60,750	0.0
73,000	Intuit, Inc., 5.500%, 09/15/2053	79,907	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
32,000	KLA Corp., 5.250%, 07/15/2062	$33,422	0.0
24,000	Marvell Technology, Inc., 5.750%, 02/15/2029	24,813	0.0
51,000 (2)	Microsoft Corp., 2.500%, 09/15/2050	34,488	0.0
15,000	Microsoft Corp., 2.525%, 06/01/2050	10,253	0.0
31,000	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	31,224	0.0
16,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	12,243	0.0
14,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	12,877	0.0
100,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	97,240	0.1
70,000	Oracle Corp., 2.300%, 03/25/2028	63,825	0.0
74,000	Oracle Corp., 3.650%, 03/25/2041	58,774	0.0
27,000	Oracle Corp., 3.800%, 11/15/2037	22,972	0.0
6,000	Oracle Corp., 3.850%, 07/15/2036	5,233	0.0
110,000	Oracle Corp., 4.300%, 07/08/2034	102,816	0.1
34,000	Oracle Corp., 6.150%, 11/09/2029	36,601	0.0
26,000	Oracle Corp., 6.900%, 11/09/2052	30,546	0.0
62,000	QUALCOMM, Inc., 6.000%, 05/20/2053	71,408	0.0
34,000	Texas Instruments, Inc., 5.000%, 03/14/2053	34,850	0.0
51,000	Texas Instruments, Inc., 5.050%, 05/18/2063	52,310	0.0
		1,578,329	0.5

	Utilities: 1.1%
32,000 (2)	AEP Texas, Inc., 3.850%, 10/01/2025	31,104	0.0
21,000	AES Corp., 1.375%, 01/15/2026	19,440	0.0
44,000	AES Corp., 2.450%, 01/15/2031	36,993	0.0
10,000 (2)	AES Corp., 3.950%, 07/15/2030	9,257	0.0
33,000	AES Corp., 5.450%, 06/01/2028	33,570	0.0
18,000	Alabama Power Co., 5.850%, 11/15/2033	19,367	0.0
38,000	Ameren Corp., 5.000%, 01/15/2029	38,198	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
25,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	$21,166	0.0
28,000 (2)	American Transmission Systems, Inc., 5.000%, 09/01/2044	26,044	0.0
14,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	11,839	0.0
55,000	Avangrid, Inc., 3.200%, 04/15/2025	53,471	0.0
119,000	Avangrid, Inc., 3.800%, 06/01/2029	112,287	0.1
9,000	Black Hills Corp., 3.050%, 10/15/2029	8,096	0.0
39,000 (2)	Cleveland Electric Illuminating Co., 3.500%, 04/01/2028	36,556	0.0
12,000 (4)	CMS Energy Corp., 3.750%, 12/01/2050	9,530	0.0
68,000 (3)(4)	CMS Energy Corp., 4.750%, 06/01/2050	61,578	0.1
17,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	17,842	0.0
23,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	25,347	0.0
12,000	Consolidated Edison Co. of New York, Inc. 05-A, 5.300%, 03/01/2035	12,254	0.0
47,000	Consumers Energy Co., 4.900%, 02/15/2029	47,865	0.0
50,000	Dominion Energy, Inc., 5.375%, 11/15/2032	51,380	0.0
6,000 (4)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	5,350	0.0
10,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	8,684	0.0
6,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	4,818	0.0
81,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	69,594	0.1
42,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	43,118	0.0
4,000 (4)	Duke Energy Corp., 4.875%, 12/31/2199	3,948	0.0
42,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	35,466	0.0
15,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	16,179	0.0
26,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	28,499	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
195,000	Duke Energy Indiana LLC, 2.750%, 04/01/2050	$126,460	0.1
11,000	Duke Energy Ohio, Inc., 2.125%, 06/01/2030	9,373	0.0
2,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	1,569	0.0
109,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	85,091	0.1
40,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	34,594	0.0
2,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,714	0.0
11,000 (2)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	9,165	0.0
78,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	49,157	0.0
25,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	21,464	0.0
16,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	16,328	0.0
24,000	Entergy Corp., 2.400%, 06/15/2031	20,104	0.0
7,000	Entergy Corp., 2.800%, 06/15/2030	6,165	0.0
9,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	7,623	0.0
32,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	32,255	0.0
33,000	Entergy Texas, Inc., 4.000%, 03/30/2029	32,103	0.0
43,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	45,021	0.0
15,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	16,057	0.0
16,000	Evergy Metro, Inc. 2020, 2.250%, 06/01/2030	13,662	0.0
57,000	Eversource Energy, 2.900%, 03/01/2027	53,993	0.1
23,000	Eversource Energy, 5.125%, 05/15/2033	23,135	0.0
34,000	Eversource Energy, 5.450%, 03/01/2028	34,961	0.0
35,000	Eversource Energy, 5.950%, 02/01/2029	36,683	0.0
25,000	Eversource Energy U, 1.400%, 08/15/2026	22,818	0.0
54,000	Exelon Corp., 5.150%, 03/15/2028	54,930	0.1
21,000	Florida Power & Light Co., 4.625%, 05/15/2030	21,158	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
15,000	Florida Power & Light Co., 4.800%, 05/15/2033	$15,181	0.0
18,000	Georgia Power Co., 4.650%, 05/16/2028	18,151	0.0
25,000	Georgia Power Co. A, 2.200%, 09/15/2024	24,380	0.0
37,000	Idaho Power Co., MTN, 5.800%, 04/01/2054	39,693	0.0
56,000	Interstate Power and Light Co., 3.250%, 12/01/2024	54,895	0.1
6,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	5,555	0.0
8,000 (2)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	6,760	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	48,950	0.0
50,000 (2)	Jersey Central Power & Light Co., 4.700%, 04/01/2024	49,828	0.0
17,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	17,671	0.0
17,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	17,720	0.0
12,000 (2)	Metropolitan Edison Co., 4.000%, 04/15/2025	11,718	0.0
30,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	25,634	0.0
20,000 (2)	Monongahela Power Co., 3.550%, 05/15/2027	19,163	0.0
35,000 (2)	Monongahela Power Co., 5.850%, 02/15/2034	36,769	0.0
13,000 (2)	Narragansett Electric Co., 3.395%, 04/09/2030	11,847	0.0
41,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	35,639	0.0
31,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	26,140	0.0
8,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	7,596	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
28,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	$29,671	0.0
17,000 (4)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	17,564	0.0
32,000 (4)	National Rural Utilities Cooperative Finance Corp., 8.562%, (TSFR3M + 3.172%), 04/30/2043	31,740	0.0
13,000	Nevada Power Co., 6.000%, 03/15/2054	14,288	0.0
93,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	85,582	0.1
45,000 (4)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	38,341	0.0
38,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	37,654	0.0
50,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	50,476	0.0
100,000	NiSource, Inc., 0.950%, 08/15/2025	93,549	0.1
16,000	NSTAR Electric Co., 1.950%, 08/15/2031	13,114	0.0
26,000	ONE Gas, Inc., 1.100%, 03/11/2024	25,773	0.0
28,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	21,988	0.0
17,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	13,759	0.0
27,000 (2)	Pennsylvania Electric Co., 5.150%, 03/30/2026	26,981	0.0
24,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	25,945	0.0
11,000	Public Service Enterprise Group, Inc., 1.600%, 08/15/2030	9,012	0.0
59,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	49,668	0.0
70,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	72,916	0.1
35,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	35,743	0.0
34,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	27,354	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
38,000	Southern Co., 5.113%, 08/01/2027	$38,543	0.0
39,000 (4)	Southern Co. 21-A, 3.750%, 09/15/2051	35,607	0.0
35,000 (4)	Southern Co. B, 4.000%, 01/15/2051	33,345	0.0
22,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	22,018	0.0
36,000	Southwestern Electric Power Co. N, 1.650%, 03/15/2026	33,537	0.0
14,000	Tampa Electric Co., 4.350%, 05/15/2044	12,042	0.0
30,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	30,947	0.0
20,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	21,232	0.0
31,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	27,422	0.0
26,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	23,151	0.0
10,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	9,984	0.0
14,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	14,213	0.0
23,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	20,467	0.0
26,000	Wisconsin Public Service Corp., 3.671%, 12/01/2042	20,885	0.0
		3,212,224	1.1
	Total Corporate Bonds/Notes (Cost $23,782,614)	23,247,677	7.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.1%
	Federal Home Loan Banks: 1.6%
5,000,000 (5)	10.550%, 01/02/2024	4,997,111	1.6
	Federal Home Loan Mortgage Corporation: 0.1%(6)
2,893	2.500%, 05/01/2030	2,722	0.0
4,731	2.500%, 05/01/2030	4,448	0.0
6,703	2.500%, 06/01/2030	6,368	0.0
11,070	3.000%, 03/01/2045	10,138	0.0
14,582	3.000%, 03/01/2045	13,390	0.0
17,123	3.000%, 04/01/2045	15,682	0.0
26,223	3.500%, 03/01/2045	24,621	0.0
69,965	4.000%, 12/01/2041	67,726	0.0
24,727	4.000%, 12/01/2042	24,104	0.0
2,571	4.000%, 09/01/2045	2,478	0.0
3,427	4.000%, 09/01/2045	3,294	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation: (continued)
3,458	4.000%, 09/01/2045	$3,340	0.0
4,409	4.000%, 09/01/2045	4,258	0.0
39,042	4.500%, 08/01/2041	39,034	0.0
153,422	4.500%, 09/01/2041	153,502	0.1
1,710	5.500%, 07/01/2037	1,764	0.0
1,346	6.500%, 12/01/2031	1,391	0.0
		378,260	0.1
	Federal National Mortgage Association: 0.1%(6)
316,348	4.500%, 09/01/2047	322,778	0.1
	Government National Mortgage Association: 1.2%
1,081,467	2.500%, 05/20/2051	947,097	0.3
574,941	3.000%, 11/20/2051	521,007	0.2
1,713,974	3.500%, 05/20/2050	1,611,333	0.6
17,653	4.000%, 11/20/2040	17,310	0.0
36,209	4.000%, 03/20/2046	35,102	0.0
305,163	4.000%, 05/20/2053	291,294	0.1
33,278	4.500%, 08/20/2041	32,478	0.0
66,248	4.500%, 09/15/2047	65,216	0.0
		3,520,837	1.2
	Uniform Mortgage-Backed Securities: 4.1%
251,239	2.000%, 05/01/2051	205,835	0.1
261,954	2.000%, 10/01/2051	214,615	0.1
881,100	2.000%, 02/01/2052	730,722	0.2
967,453	2.000%, 03/01/2052	791,244	0.3
8,851	2.500%, 05/01/2030	8,400	0.0
12,345	2.500%, 06/01/2030	11,721	0.0
16,972	2.500%, 06/01/2030	16,101	0.0
6,425	2.500%, 07/01/2030	6,095	0.0
1,235,240	2.500%, 02/01/2051	1,055,683	0.3
512,927	2.500%, 06/01/2051	436,939	0.1
899,979	2.500%, 11/01/2051	770,977	0.3
296,858	2.500%, 01/01/2052	255,140	0.1
443,034	2.500%, 02/01/2052	379,362	0.1
550,698	2.500%, 02/01/2052	471,584	0.2
767,035	2.500%, 02/01/2052	660,448	0.2
808,604	2.500%, 02/01/2052	696,178	0.2
331,831	2.500%, 03/01/2052	285,329	0.1
28,061	3.000%, 09/01/2043	25,806	0.0
134,972	3.000%, 04/01/2045	123,442	0.0
91,288	3.000%, 07/01/2046	83,290	0.0
501,252	3.000%, 04/01/2050	447,661	0.1
942,963	3.000%, 02/01/2052	844,504	0.3
894,604	3.000%, 04/01/2052	798,087	0.3
732,837	3.000%, 05/01/2052	652,191	0.2
31,762	3.500%, 10/01/2042	29,982	0.0
278,349	3.500%, 08/01/2046	261,328	0.1
6,686	4.000%, 07/01/2042	6,507	0.0
68,278	4.000%, 07/01/2042	66,442	0.0
110,595	4.000%, 01/01/2045	107,412	0.0
17,933	4.000%, 06/01/2045	17,295	0.0
40,077	4.000%, 11/01/2052	38,522	0.0
12,403	4.500%, 11/01/2040	12,392	0.0
26,544	4.500%, 10/01/2041	26,496	0.0
160,771	5.000%, 05/01/2042	163,433	0.1
781,967	5.000%, 10/01/2052	774,924	0.3
43,219	5.500%, 12/01/2036	44,522	0.0
1,114,000 (7)	5.500%, 01/01/2054	1,118,874	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities: (continued)
123	7.000%, 10/01/2029	$127	0.0
798	7.000%, 01/01/2032	824	0.0
		12,640,434	4.1

	Total U.S. Government Agency Obligations (Cost $22,884,927)	21,859,420	7.1

U.S. TREASURY OBLIGATIONS: 3.8%
	United States Treasury Bonds: 1.2%
1,000	1.250%, 05/15/2050	539	0.0
22,000	1.375%, 11/15/2040	14,607	0.0
2,200	1.625%, 11/15/2050	1,311	0.0
117,400	3.250%, 05/15/2042	103,055	0.0
459,800	4.125%, 08/15/2053	464,901	0.2
2,760,300 (3)	4.750%, 11/15/2043	2,961,716	1.0
		3,546,129	1.2
	United States Treasury Notes: 2.6%
137,800	1.250%, 11/30/2026	127,416	0.0
219,300	1.250%, 09/30/2028	194,385	0.1
2,000,000	2.125%, 09/30/2024	1,959,055	0.6
45,400	2.750%, 08/15/2032	41,590	0.0
826,600	3.750%, 12/31/2028	822,919	0.3
1,000,300	4.250%, 12/15/2026	1,010,225	0.3
176,100	4.375%, 11/30/2028	180,227	0.1
1,518,000	4.375%, 11/30/2030	1,561,287	0.5
2,010,800	4.500%, 11/15/2033	2,111,654	0.7
34,000	4.875%, 11/30/2025	34,355	0.0
		8,043,113	2.6

	Total U.S. Treasury Obligations (Cost $11,258,052)	11,589,242	3.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.2%
43,015 (4)	Alternative Loan Trust 2004-J7 M1, 4.867%, (TSFR1M + 1.134%), 10/25/2034	42,397	0.0
35,529	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	25,188	0.0
68,958 (4)	Alternative Loan Trust 2005-J2 1A12, 5.500%, (TSFR1M + 0.514%), 04/25/2035	53,163	0.0
15,260	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	7,718	0.0
72,771 (4)	Alternative Loan Trust 2006-19CB A12, 5.870%, (TSFR1M + 0.514%), 08/25/2036	36,412	0.0
22,582 (4)	Alternative Loan Trust 2007-23CB A3, 5.970%, (TSFR1M + 0.614%), 09/25/2037	9,071	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
98,930 (4)	Alternative Loan Trust 2007-2CB 2A1, 5.750%, (TSFR1M + 0.714%), 03/25/2037	$45,703	0.0
600,000 (2)	Arroyo Mortgage Trust 2022-1 A3, 3.650%, 12/25/2056	452,125	0.2
19,250 (4)	Bear Stearns ALT-A Trust 2005-7 21A1, 5.387%, 09/25/2035	15,554	0.0
500,000 (2)(4)	Bellemeade Re Ltd. 2022-1 M1C, 9.037%, (SOFR30A + 3.700%), 01/26/2032	507,362	0.2
48,152 (4)	Citigroup Mortgage Loan Trust 2006- AR2 1A1, 4.651%, 03/25/2036	37,403	0.0
24,582 (4)	Citigroup Mortgage Loan Trust 2007- 10 22AA, 4.523%, 09/25/2037	21,719	0.0
44,371 (2)(4)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.502%, (SOFR30A + 2.164%), 01/25/2040	44,979	0.0
100,000 (2)(4)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.452%, (SOFR30A + 3.114%), 01/25/2040	100,583	0.0
130,558	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	127,366	0.1
116,388 (4)	Fannie Mae REMIC Trust 2009-50 HZ, 5.540%, 02/25/2049	119,046	0.1
160,020	Fannie Mae REMIC Trust 2009-96 DB, 4.000%, 11/25/2029	157,168	0.1
48,253	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	48,617	0.0
225,321	Fannie Mae REMIC Trust 2011-113 CL, 4.000%, 11/25/2041	215,328	0.1
107,507	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/2041	106,451	0.0
37,987	Fannie Mae REMIC Trust 2011-84 Z, 5.250%, 09/25/2041	39,355	0.0
82,187	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/2040	82,808	0.0
343,779	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	338,086	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
43,104	Fannie Mae REMIC Trust 2013-16 GD, 3.000%, 03/25/2033	$42,346	0.0
347,199	Fannie Mae REMIC Trust 2018-11 BX, 4.000%, 12/25/2047	325,938	0.1
35,999	Fannie Mae REMIC Trust 2018-8 AB, 3.500%, 10/25/2047	33,664	0.0
84,177 (2)(4)	Flagstar Mortgage Trust 2018-1 B3, 3.940%, 03/25/2048	73,135	0.0
29,572	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	29,769	0.0
32,697	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	33,137	0.0
23,775	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	24,165	0.0
26,108	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	26,258	0.0
81,950	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	82,004	0.0
31,674	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	32,509	0.0
27,121 (4)(8)	Freddie Mac REMIC Trust 3524 LA, 4.993%, 03/15/2033	26,170	0.0
30,062	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	30,821	0.0
4,855	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	4,818	0.0
1,115,097	Freddie Mac REMIC Trust 4136 ZG, 3.000%, 11/15/2042	1,001,223	0.3
211,582	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	201,265	0.1
598,443	Freddie Mac REMIC Trust 4335 XZ, 4.250%, 05/15/2044	574,089	0.2
509,801	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	486,164	0.2
543,658	Freddie Mac REMIC Trust 4372 Z, 3.000%, 08/15/2044	490,392	0.2
115,633	Freddie Mac REMIC Trust 4495 PA, 3.500%, 09/15/2043	111,539	0.0
284,789	Freddie Mac REMIC Trust 4634 ZM, 5.000%, 11/15/2056	275,170	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
173,785 (2)(4)	Freddie Mac STACR REMIC Trust 2020- DNA6 M2, 7.337%, (SOFR30A + 2.000%), 12/25/2050	$175,241	0.1
156,006 (2)(4)	Freddie Mac STACR REMIC Trust 2021- DNA5 M2, 6.987%, (SOFR30A + 1.650%), 01/25/2034	156,716	0.1
600,000 (2)(4)	Freddie Mac STACR REMIC Trust 2021- HQA4 B1, 9.087%, (SOFR30A + 3.750%), 12/25/2041	600,540	0.2
26,487	Ginnie Mae 2009-29 PB, 4.750%, 05/20/2039	26,334	0.0
177,754	Ginnie Mae 2010-164 JZ, 4.000%, 12/20/2040	172,735	0.1
5,024	Ginnie Mae 2011- 169 BC, 7.000%, 05/16/2032	5,144	0.0
215,508	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	184,844	0.1
1,184,026	Ginnie Mae 2019-15 CZ, 3.500%, 02/20/2049	999,776	0.3
15,031 (4)	HomeBanc Mortgage Trust 2004-1 2A, 6.330%, (TSFR1M + 0.974%), 08/25/2029	14,441	0.0
30,023 (2)(4)	JP Morgan Mortgage Trust 2019-LTV3 A5, 3.479%, 03/25/2050	29,105	0.0
136,133 (2)(4)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	114,694	0.0
200,000 (2)(4)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	187,486	0.1
7,586	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	6,406	0.0
300,000 (2)(4)	Triangle Re Ltd. 2021-3 M1B, 8.237%, (SOFR30A + 2.900%), 02/25/2034	301,732	0.1
32,371 (4)	WaMu Mortgage Pass- Through Certificates 2005-AR11 A1C3, 6.490%, (TSFR1M + 1.134%), 08/25/2045	30,451	0.0
14,056 (4)	WaMu Mortgage Pass- Through Certificates 2006-AR12 2A3, 3.792%, 10/25/2036	12,566	0.0
19,153 (4)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.407%, 08/25/2046	16,986	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
93,905 (4)	WaMu Mortgage Pass- Through Certificates 2007-HY2 1A1, 3.918%, 12/25/2036	$83,181	0.0
48,317 (4)	WaMu Mortgage Pass- Through Certificates 2007-HY7 2A2, 3.769%, 07/25/2037	39,395	0.0
16,244 (4)	WaMu Mortgage Pass- Through Certificates Series Trust 2005- AR13 A1C3, 6.450%, (TSFR1M + 1.094%), 10/25/2045	15,138	0.0
119,169 (4)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR6 2A, 5.972%, (12MTA + 0.960%), 08/25/2046	65,618	0.0
9,559 (4)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.900%, (TSFR1M + 0.544%), 06/25/2037	7,774	0.0
7,708 (4)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 4.773%, 04/25/2036	7,247	0.0
12,461 (4)	Wells Fargo Mortgage Backed Securities Trust 2007-AR7 A1, 5.887%, 12/28/2037	10,853	0.0

	Total Collateralized Mortgage Obligations (Cost $10,898,648)	9,802,581	3.2
ASSET-BACKED SECURITIES: 2.5%
	Automobile Asset-Backed Securities: 0.1%
77,723	Drive Auto Receivables Trust 2021-2 C, 0.870%, 10/15/2027	76,754	0.0
100,000 (2)	Ford Credit Auto Owner Trust 2022-1 C, 4.670%, 11/15/2034	96,959	0.0
100,000 (2)	GLS Auto Receivables Issuer Trust 2021-4A C, 1.940%, 10/15/2027	96,609	0.0
100,000	GM Financial Automobile Leasing Trust 2022-2 C, 4.330%, 05/20/2026	98,806	0.1
		369,128	0.1

	Home Equity Asset-Backed Securities: 0.0%
46,904 (4)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	46,283	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 2.2%
19,482 (2)	Aqua Finance Trust 2020-AA A, 1.900%, 07/17/2046	$18,128	0.0
300,000 (2)(4)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D, 8.376%, (TSFR1M + 3.014%), 11/15/2036	288,437	0.1
400,000 (2)(4)	ARES XLIV CLO Ltd. 2017-44A A2R, 6.955%, (TSFR3M + 1.562%), 04/15/2034	394,698	0.1
78,333 (2)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	69,589	0.0
250,000 (2)(4)	Benefit Street Partners CLO IV Ltd. 2014- IVA BRRR, 7.827%, (TSFR3M + 2.412%), 01/20/2032	249,554	0.1
500,000 (2)(4)	BlueMountain CLO Ltd. 2014-2A A2R2, 7.077%, (TSFR3M + 1.662%), 10/20/2030	493,344	0.2
250,000 (2)(4)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	245,599	0.1
455,000 (2)(4)	BlueMountain CLO XXX Ltd. 2020-30A CR, 7.544%, (TSFR3M + 2.150%), 04/15/2035	443,997	0.2
98,250 (2)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	92,111	0.0
250,000 (2)(4)	Carlyle US Clo Ltd. 2017-2A AJR, 7.077%, (TSFR3M + 1.662%), 07/20/2031	249,169	0.1
16,450 (4)	Chase Funding Trust Series 2003-5 2A2, 6.070%, (TSFR1M + 0.714%), 07/25/2033	16,001	0.0
66,725 (2)	CLI Funding VI LLC 2020-1A A, 2.080%, 09/18/2045	59,696	0.0
83,813 (2)	CLI Funding VIII LLC 2022-1A A, 2.720%, 01/18/2047	74,152	0.0
95,000 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2II, 4.328%, 07/25/2048	91,756	0.0
192,500 (2)	Domino’s Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	176,085	0.1
97,500 (2)	Domino’s Pizza Master Issuer LLC 2021-1A A2II, 3.151%, 04/25/2051	83,818	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
95,250 (2)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	$92,340	0.0
250,000 (2)(4)	Eaton Vance Clo Ltd. 2015-1A A2R, 6.927%, (TSFR3M + 1.512%), 01/20/2030	247,463	0.1
11,023 (2)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	10,277	0.0
214,970 (2)	J.G. Wentworth XXXIX LLC 2017-2A A, 3.530%, 09/15/2072	181,203	0.1
62,305 (2)	Loanpal Solar Loan Ltd. 2020-2GF A, 2.750%, 07/20/2047	49,356	0.0
62,485 (2)	Loanpal Solar Loan Ltd. 2021-1GS A, 2.290%, 01/20/2048	48,775	0.0
105,135 (2)	Loanpal Solar Loan Ltd. 2021-2GS A, 2.220%, 03/20/2048	78,543	0.0
250,000 (2)(4)	Madison Park Funding XLVIII Ltd. 2021-48A C, 7.658%, (TSFR3M + 2.262%), 04/19/2033	250,541	0.1
30,841 (2)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	28,613	0.0
23,658 (2)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	21,318	0.0
50,089 (2)	Mosaic Solar Loan Trust 2020-2A A, 1.440%, 08/20/2046	42,112	0.0
57,351 (2)	Mosaic Solar Loan Trust 2021-1A B, 2.050%, 12/20/2046	44,751	0.0
250,000 (2)(4)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 6.855%, (TSFR3M + 1.462%), 07/15/2029	248,175	0.1
250,000 (2)(4)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	249,145	0.1
150,000 (2)	OneMain Financial Issuance Trust 2023-1A A, 5.500%, 06/14/2038	152,145	0.1
23,553 (2)	Pagaya AI Debt Trust 2022-1 A, 2.030%, 10/15/2029	23,199	0.0
250,000 (2)(4)	Palmer Square CLO Ltd. 2021-1A B, 7.377%, (TSFR3M + 1.962%), 04/20/2034	245,785	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
250,000 (2)(4)	Rockland Park CLO Ltd. 2021-1A C, 7.577%, (TSFR3M + 2.162%), 04/20/2034	$248,819	0.1
37,471 (2)	SoFi Consumer Loan Program Trust 2023-1S A, 5.810%, 05/15/2031	37,429	0.0
97,137 (2)	Sunnova Helios XI Issuer LLC 2023-A A, 5.300%, 05/20/2050	95,150	0.1
183,218 (2)	Sunnova Sol II Issuer LLC 2020-2A A, 2.730%, 11/01/2055	149,215	0.1
85,676 (2)	Sunnova Sol III Issuer LLC 2021-1 A, 2.580%, 04/28/2056	70,079	0.0
88,154 (2)	Sunnova Sol Issuer LLC 2020-1A A, 3.350%, 02/01/2055	77,100	0.0
187,500 (2)	Taco Bell Funding LLC 2016-1A A23, 4.970%, 05/25/2046	185,230	0.1
95,250 (2)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	92,996	0.0
98,250 (2)	Taco Bell Funding LLC 2021-1A A23, 2.542%, 08/25/2051	79,792	0.0
81,333 (2)	Textainer Marine Containers Ltd. 2021-3A A, 1.940%, 08/20/2046	69,930	0.0
76,625 (2)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	66,876	0.0
3,157 (2)	Upstart Securitization Trust 2021-4 A, 0.840%, 09/20/2031	3,147	0.0
93,997 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	87,628	0.0
97,500 (2)	Wendy’s Funding LLC 2021-1A A2II, 2.775%, 06/15/2051	81,653	0.0
195,500 (2)	Zaxby’s Funding LLC 2021-1A A2, 3.238%, 07/30/2051	170,159	0.1
		6,575,078	2.2

	Student Loan Asset-Backed Securities: 0.2%
34,255 (2)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	32,151	0.0
22,373 (2)	Commonbond Student Loan Trust-GS 2017-BGS A1, 2.680%, 09/25/2042	20,593	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
17,603 (2)	Commonbond Student Loan Trust-GS 2018-AGS A1, 3.210%, 02/25/2044	$16,326	0.0
29,506 (2)	Commonbond Student Loan Trust-GS 2020-AGS A, 1.980%, 08/25/2050	25,611	0.0
18,156 (2)	Navient Private Education Refi Loan Trust 2019-A A2A, 3.420%, 01/15/2043	17,610	0.0
108,588 (2)	Navient Private Education Refi Loan Trust 2020-BA A2, 2.120%, 01/15/2069	100,231	0.1
25,713 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	23,420	0.0
56,344 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	49,685	0.0
48,541 (2)	Navient Private Education Refi Loan Trust 2021-BA A, 0.940%, 07/15/2069	42,259	0.0
100,000 (2)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	94,378	0.1
50,153 (2)	SMB Private Education Loan Trust-A 2020-PTA A2A, 1.600%, 09/15/2054	45,155	0.0
22,909 (2)	Sofi Professional Loan Program Trust 2018-C A2FX, 3.590%, 01/25/2048	22,248	0.0
22,030 (2)	Sofi Professional Loan Program Trust 2018-D A2FX, 3.600%, 02/25/2048	21,354	0.0
55,718 (2)	SoFi Professional Loan Program Trust 2020-C AFX, 1.950%, 02/15/2046	50,726	0.0
		561,747	0.2
	Total Asset-Backed Securities (Cost $7,950,734)	7,552,236	2.5

COMMERCIAL MORTGAGE-BACKED SECURITIES: 2.3%
500,000 (2)(4)	Arbor Multifamily Mortgage Securities Trust 2021-MF2 E, 2.000%, 06/15/2054	259,096	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (2)(4)	AREIT Trust 2021-CRE5 D, 8.123%, (TSFR1M + 2.764%), 11/17/2038	$470,217	0.2
3,000,000 (4)(8)	BANK 2017-BNK8 XB, 0.183%, 11/15/2050	19,749	0.0
947,819 (4)(8)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	36,357	0.0
3,560,119 (4)(8)	BANK 2019-BN21 XA, 0.838%, 10/17/2052	133,038	0.1
2,180,000 (2)(4)(8)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	18,197	0.0
950,096 (4)(8)	Benchmark Mortgage Trust 2019-B9 XA, 1.016%, 03/15/2052	37,567	0.0
650,000 (4)	Benchmark Mortgage Trust 2023-V3 A3, 6.363%, 07/15/2056	681,788	0.2
105,000 (2)(4)	BX Commercial Mortgage Trust 2021-21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	100,722	0.1
343,000 (2)(4)	BX Commercial Mortgage Trust 2021-IRON E, 7.826%, (TSFR1M + 2.464%), 02/15/2038	321,867	0.1
642,460 (4)(8)	CD Mortgage Trust 2017-CD4 XA, 1.222%, 05/10/2050	19,575	0.0
400,000	Citigroup Commercial Mortgage Trust 2015-GC27 AS, 3.571%, 02/10/2048	386,015	0.1
840,533 (4)(8)	Citigroup Commercial Mortgage Trust 2016-P4 XA, 1.892%, 07/10/2049	29,493	0.0
1,026,041 (4)(8)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 0.982%, 10/12/2050	29,871	0.0
940,111 (4)(8)	Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.867%, 09/15/2050	22,895	0.0
1,160,764 (4)(8)	Citigroup Commercial Mortgage Trust 2018-C5 XA, 0.666%, 06/10/2051	29,291	0.0
1,098,955 (4)(8)	Citigroup Commercial Mortgage Trust 2019-GC41 XA, 1.040%, 08/10/2056	44,713	0.0
60,000	Citigroup Commercial Mortgage Trust 2019-GC43 A4, 3.038%, 11/10/2052	52,738	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
177,000 (4)	Comm Mortgage Trust 2013-CR13 C, 4.991%, 11/10/2046	$160,859	0.1
149,261 (4)(8)	COMM Mortgage Trust 2012-CR4 XA, 1.144%, 10/15/2045	709	0.0
2,380,000 (2)(4)(8)	COMM Mortgage Trust 2012-CR4 XB, 0.401%, 10/15/2045	25,353	0.0
1,279,765 (4)(8)	COMM Mortgage Trust 2016-CR28 XA, 0.665%, 02/10/2049	13,593	0.0
680,226 (4)(8)	COMM Mortgage Trust 2017-COR2 XA, 1.153%, 09/10/2050	22,105	0.0
130,000 (2)(4)	DBWF Mortgage Trust 2015-LCM D, 3.421%, 06/10/2034	104,034	0.1
350,000 (2)(4)	DTP Commercial Mortgage Trust 2023-STE2 A, 6.038%, 01/15/2041	345,673	0.1
466,720 (2)(4)	Extended Stay America Trust 2021-ESH A, 6.556%, (TSFR1M + 1.194%), 07/15/2038	462,760	0.2
637,535	Freddie Mac Multifamily ML Certificates US XUS, 1.846%, 07/25/2037	82,939	0.0
1,636,544 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.879%, 11/25/2030	77,507	0.0
782,055 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.323%, 07/25/2035	78,004	0.0
1,277,436 (4)(8)	Freddie Mac Multifamily Structured Pass Through Certificates K-1518 X1, 0.865%, 10/25/2035	86,802	0.1
848,000 (8)	Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	47,187	0.0
300,000 (2)(9)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	216,914	0.1
100,000 (2)(4)	GS Mortgage Securities Corp. Trust 2018-RIVR F, 7.759%, (TSFR1M + 2.397%), 07/15/2035	13,728	0.0
939,338 (4)(8)	GS Mortgage Securities Trust 2014-GC22 XA, 0.929%, 06/10/2047	1,391	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,319,450 (4)(8)	GS Mortgage Securities Trust 2016-GS4 XA, 0.563%, 11/10/2049	$16,334	0.0
816,329 (4)(8)	GS Mortgage Securities Trust 2017-GS6 XA, 1.010%, 05/10/2050	22,079	0.0
1,049,128 (4)(8)	GS Mortgage Securities Trust 2019-GC38 XA, 0.931%, 02/10/2052	44,491	0.0
2,042,834 (4)(8)	GS Mortgage Securities Trust 2019-GC42 XA, 0.802%, 09/10/2052	67,441	0.0
90,000	GS Mortgage Securities Trust 2019-GSA1 A4, 3.048%, 11/10/2052	80,366	0.0
1,296,417 (4)(8)	GS Mortgage Securities Trust 2020-GC47 XA, 1.127%, 05/12/2053	70,013	0.0
1,091,075 (4)(8)	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA, 0.574%, 12/15/2049	13,817	0.0
148,382 (4)(8)	JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 0.559%, 04/15/2047	44	0.0
1,395,679 (4)(8)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 2014-C19 XA, 0.951%, 12/15/2047	4,829	0.0
62,000	Morgan Stanley Capital I Trust 2019-H6 A4, 3.417%, 06/15/2052	56,892	0.0
3,247,587 (4)(8)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.613%, 11/15/2052	90,933	0.1
1,003,665 (8)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.290%, 05/15/2054	61,350	0.0
650,000 (2)(4)	PFP Ltd. 2023-10 A, 7.723%, (TSFR1M + 2.365%), 09/16/2038	651,493	0.2
1,838,059 (4)(8)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.913%, 03/15/2051	57,975	0.0
60,000	UBS Commercial Mortgage Trust 2019-C17 A4, 2.921%, 10/15/2052	52,687	0.0
400,000	Wells Fargo Commercial Mortgage Trust 2016-LC25 A4, 3.640%, 12/15/2059	381,849	0.1
400,000 (2)	Wells Fargo Commercial Mortgage Trust 2018-C45 D, 3.000%, 06/15/2051	266,688	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,005,976 (4)(8)	Wells Fargo Commercial Mortgage Trust 2019-C52 XA, 1.602%, 08/15/2052	$61,194	0.0
500,000 (2)	WSTN Trust 2023-MAUI A, 6.297%, 07/05/2037	509,973	0.2
	Total Commercial Mortgage-Backed Securities (Cost $7,518,311)	6,943,195	2.3
SOVEREIGN BONDS: 0.1%
200,000	Colombia Government International Bond, 3.125%, 04/15/2031	163,218	0.0
200,000	Mexico Government International Bond, 3.500%, 02/12/2034	169,844	0.1
	Total Sovereign Bonds (Cost $398,546)	333,062	0.1
PURCHASED OPTIONS(10): 0.0%
	Total Purchased Options (Cost $32,219)	3,852	0.0
	Total Long-Term Investments (Cost $281,311,806)	302,400,519	99.1

SHORT-TERM INVESTMENTS: 1.8%
	Commercial Paper: 1.1%
850,000	Duke Energy Co., 6.570%, 01/11/2024	848,320	0.3
2,150,000	SYSCO Corp., 8.220%, 01/04/2024	2,148,064	0.7
250,000	Volkswagen Group, 6.850%, 01/10/2024	249,531	0.1
	Total Commercial Paper (Cost $3,247,331)	3,245,915	1.1

	Repurchase Agreements: 0.6%
1,000,000 (11)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	1,000,000	0.3

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
892,414 (11)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $892,937, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $910,262, due 07/01/37-01/01/54)	$892,414	0.3
	Total Repurchase Agreements (Cost $1,892,414)	1,892,414	0.6
	U.S. Treasury Bills: 0.1%
195,000 (5)	United States Treasury Bill, 2.650%, 01/04/2024 (Cost $194,914)	194,944	0.1
	Total Short-Term Investments (Cost $5,334,659)	5,333,273	1.8
	Total Investments in Securities (Cost $286,646,465)	$307,733,792	100.9
	Liabilities in Excess of Other Assets	(2,708,179)	(0.9)
	Net Assets	$305,025,613	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Represents or includes a TBA transaction.
(8)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(9)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$6,365,083	$715,120	$—	$7,080,203
Consumer Discretionary	11,228,288	1,683,174	—	12,911,462
Consumer Staples	5,467,410	1,531,206	—	6,998,616
Energy	4,087,989	710,329	—	4,798,318
Financials	11,096,496	3,140,298	—	14,236,794
Health Care	10,942,384	2,156,998	—	13,099,382
Industrials	10,488,818	2,630,523	—	13,119,341
Information Technology	25,316,470	1,439,760	—	26,756,230
Materials	2,989,679	1,444,029	—	4,433,708
Real Estate	2,786,754	460,365	—	3,247,119
Utilities	2,489,459	647,559	—	3,137,018
Total Common Stock	93,258,830	16,559,361	—	109,818,191
Asset-Backed Securities	—	7,552,236	—	7,552,236
Collateralized Mortgage Obligations	—	9,802,581	—	9,802,581
Commercial Mortgage-Backed Securities	—	6,943,195	—	6,943,195
Corporate Bonds/Notes	—	23,247,677	—	23,247,677
Exchange-Traded Funds	21,059,016	—	—	21,059,016
Mutual Funds	90,118,920	—	—	90,118,920
Preferred Stock	—	73,127	—	73,127
Purchased Options	—	3,852	—	3,852
Short-Term Investments	—	5,333,273	—	5,333,273
Sovereign Bonds	—	333,062	—	333,062
U.S. Government Agency Obligations	—	21,859,420	—	21,859,420
U.S. Treasury Obligations	—	11,589,242	—	11,589,242
Total Investments, at fair value	$204,436,766	$103,297,026	$—	$307,733,792
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	43,345	—	43,345
Forward Foreign Currency Contracts	—	343	—	343
Forward Premium Swaptions	—	2,699	—	2,699
Futures	572,930	—	—	572,930
Total Assets	$205,009,696	$103,343,413	$—	$308,353,109
Liabilities Table
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	$—	$(50,401)	$—	$(50,401)
Forward Premium Swaptions	—	(680)	—	(680)
Futures	(161,659)	—	—	(161,659)
Written Options	—	(79,778)	—	(79,778)
Total Liabilities	$(161,659)	$(130,859)	$—	$(292,518)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class P	$3,636,470	$20,724	$(4,266,957)	$609,763	$—	$38,829	$(571,603)	$—
Voya Short Term Bond Fund - Class R6	11,088,112	15,553,971	(5,728,963)	374,091	21,287,211	726,739	(221,376)	—
Voya Small Cap Growth Fund - Class R6	2,888,514	84,515	(403,717)	551,050	3,120,362	—	18,283	—
Voya Small Company Fund - Class R6	5,857,662	348,679	(1,101,845)	976,316	6,080,812	26,583	48,155	—
Voya U.S. Stock Index Portfolio - Class I	—	61,325,741	(10,255,021)	4,460,636	55,531,356	805,207	630,130	5,341,904
Voya VACS Series HYB Fund	—	3,980,487	—	118,692	4,099,179	267,033	—	—
	$23,470,758	$81,314,117	$(21,756,503)	$7,090,548	$90,118,920	$1,864,391	$(96,411)	$5,341,904

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	14,306	USD	15,471	Morgan Stanley Capital Services LLC	02/02/24	$343
						$343

At December 31, 2023, the following futures contracts were outstanding for Voya Balanced Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	67	03/28/24	$7,287,820	$156,316
U.S. Treasury 10-Year Note	20	03/19/24	2,257,813	82,146
U.S. Treasury Long Bond	6	03/19/24	749,625	37,139
U.S. Treasury Ultra Long Bond	26	03/19/24	3,473,437	297,329
			$13,768,695	$572,930
Short Contracts:
U.S. Treasury 2-Year Note	(9)	03/28/24	(1,853,227)	(2,828)
U.S. Treasury Ultra 10-Year Note	(28)	03/19/24	(3,304,437)	(158,831)
			$(5,157,664)	$(161,659)

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.000%	Monthly	08/14/28	MXN	5,258,000	$4,633	$4,633
Pay	28-day MXN TIIE-BANXICO	Monthly	8.860	Monthly	08/09/28	MXN	5,298,000	2,966	2,966
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	1,233,000	6,473	6,473
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	1,832,200	8,097	8,097
Pay	1-day Secured Overnight Financing Rate	Annual	4.903	Annual	02/21/25	USD	1,852,200	6,643	6,643
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	405,000	(1,054)	(1,054)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	550,000	(1,802)	(1,802)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	550,000	(4,299)	(4,299)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	637,000	(4,803)	(4,803)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	654,000	(2,776)	(2,776)

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062%	Annual	02/20/25	USD	700,000	$(3,551)	$(3,551)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	741,000	(2,488)	(2,488)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	752,000	3,356	3,356
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	792,000	(3,438)	(3,438)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	868,000	(7,383)	(7,383)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	926,000	(6,696)	(6,696)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	1,187,000	11,177	11,177
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	1,273,000	(2,709)	(2,709)
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	1,447,000	(9,402)	(9,402)
								$(7,056)	$(7,056)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	210,000	$10,416	$686
						$10,416	$686

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	2.225%	1-day Secured Overnight Financing Rate	05/16/24	USD	1,094,700	$11,859	$1,750
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.213%	1-day Secured Overnight Financing Rate	05/16/24	USD	912,300	9,944	1,416
								$21,803	$3,166

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	5,788,000	$25,193	$(22)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	1,094,700	11,859	(7,100)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	912,300	9,944	(5,917)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	5,788,000	25,192	(66,739)
								$72,188	$(79,778)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	439,500	$(76,913)	$1,341
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.700%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD	740,000	(130,980)	1,358
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	925,000	(166,500)	(680)
								$(374,393)	$2,019

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Abbreviations:

EUR	—	EU Euro
MXN	—	Mexican Peso
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$686
Interest rate contracts	Investments in securities at value*	3,166
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	343
Interest rate contracts	Unrealized appreciation on forward premium swaptions	2,699
Interest rate contracts	Variation margin receivable on futures contracts**	572,930
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	43,345
Total Asset Derivatives		$623,169
Liability Derivatives
Interest rate contracts	Unrealized depreciation on forward premium swaptions	$680
Interest rate contracts	Variation margin payable on futures contracts**	161,659
Interest rate contracts	Variation margin payable on centrally cleared swaps**	50,401
Interest rate contracts	Written options, at fair value	79,778
Total Liability Derivatives		$292,518

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(117,496)	$—	$(117,496)
Equity contracts	—	—	(869,602)	—	—	(869,602)
Foreign exchange contracts	(37,684)	(2,298)	—	—	5,980	(34,002)
Interest rate contracts	1,976	—	(865,903)	(400,338)	372,216	(892,049)
Total	$(35,708)	$(2,298)	$(1,735,505)	$(517,834)	$378,196	$(1,913,149)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

See Accompanying Notes to Financial Statements

Voya Balanced Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$43,878	$—	$43,878
Equity contracts	—	—	(163,976)	—	(3,895)	(167,871)
Foreign exchange contracts	(9,730)	344	—	—	—	(9,386)
Interest rate contracts	(16,618)	—	540,564	42,978	(7,591)	559,333
Total	$(26,348)	$344	$376,588	$86,856	$(11,486)	$425,954

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Barclays Bank PLC	BNP Paribas	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Total
Assets:
Purchased options	$—	$2,436	$1,416	$—	$3,852
Forward foreign currency contracts	—	—	—	343	343
Forward premium swaptions	2,699	—	—	—	2,699
Total Assets	$2,699	$2,436	$1,416	$343	$6,894
Liabilities:
Forward premium swaptions	$680	$—	$—	$—	$680
Written options	—	7,100	5,917	66,761	79,778
Total Liabilities	$680	$7,100	$5,917	$66,761	$80,458
Net OTC derivative instruments by counterparty, at fair value	$2,019	$(4,664)	$(4,501)	$(66,418)	$(73,564)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$–
Net Exposure(1)	$2,019	$(4,664)	$(4,501)	$(66,418)	$(73,564)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $289,254,296.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,289,410
Gross Unrealized Depreciation	(8,475,995)
Net Unrealized Appreciation	$18,813,415

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 2.4%
59,264	Ampol Ltd.	$1,460,569	0.3
329,989	Aurizon Holdings Ltd.	854,320	0.2
211,355	Brambles Ltd.	1,959,025	0.4
464,241	Medibank Pvt Ltd.	1,127,070	0.2
159,603	QBE Insurance Group Ltd.	1,617,191	0.3
1,049,911	Telstra Group Ltd.	2,837,153	0.6
193,952	Transurban Group	1,812,360	0.4
		11,667,688	2.4
	Bermuda: 1.0%
36,012	Axis Capital Holdings Ltd.	1,993,984	0.4
7,596	Everest Re Group Ltd.	2,685,794	0.6
		4,679,778	1.0
	Brazil: 0.5%
87,464	XP, Inc. - Class A	2,280,187	0.5

	Canada: 2.2%
42,177	Cenovus Energy, Inc.	702,817	0.1
18,829	iA Financial Corp., Inc.	1,283,592	0.3
33,458	Parkland Corp.	1,078,443	0.2
19,178 (1)	Pembina Pipeline Corp.	660,277	0.1
16,952	Rogers Communications, Inc. - Class B	793,580	0.2
58,109	Suncor Energy, Inc.	1,861,611	0.4
32,512	TELUS Corp.	578,569	0.1
19,833	Thomson Reuters Corp.	2,899,700	0.6
11,362	West Fraser Timber Co. Ltd.	972,036	0.2
		10,830,625	2.2
	Denmark: 0.6%
102,348	Danske Bank A/S	2,735,895	0.6

	Finland: 0.5%
10,301	Elisa Oyj	476,136	0.1
180,340	Nordea Bank Abp	2,238,889	0.4
		2,715,025	0.5
	France: 2.2%
87,424	AXA SA	2,854,952	0.6
17,522	BNP Paribas SA	1,216,825	0.2
64,226	Getlink SE	1,176,289	0.2
246,711	Orange SA	2,811,920	0.6
16,142	Sanofi	1,604,072	0.3
8,797	Thales SA	1,302,593	0.3
		10,966,651	2.2
	Germany: 1.0%
8,122	Allianz SE	2,170,529	0.4
34,243 (2)	Daimler Truck Holding AG	1,286,304	0.3
8,068	Heidelberg Materials AG	721,182	0.1
13,729 (3)	Scout24 SE	970,793	0.2
		5,148,808	1.0
	Hong Kong: 1.7%
608,000	BOC Hong Kong Holdings Ltd.	1,651,648	0.3
336,500	CK Hutchison Holdings Ltd.	1,807,881	0.4
530,000	Hang Lung Properties Ltd.	736,865	0.1
23,300	Jardine Matheson Holdings Ltd.	990,250	0.2
155,100	Link REIT	870,895	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
212,000	Power Assets Holdings Ltd.	$1,229,113	0.3
477,000	SITC International Holdings Co. Ltd.	823,316	0.2
		8,109,968	1.7
	Israel: 0.2%
111,663	Bank Leumi Le-Israel BM	898,645	0.2

	Italy: 1.2%
885,877	Intesa Sanpaolo SpA	2,592,420	0.5
105,474 (3)	Poste Italiane SpA	1,198,892	0.2
82,651	UniCredit SpA	2,250,557	0.5
		6,041,869	1.2
	Japan: 7.0%
82,900	Asahi Kasei Corp.	611,830	0.1
118,400	Central Japan Railway Co.	3,005,026	0.6
73,000	Chubu Electric Power Co., Inc.	942,529	0.2
52,000	Daiwa House Industry Co. Ltd.	1,571,980	0.3
421,300	ENEOS Holdings, Inc.	1,670,975	0.3
37,000	Japan Airlines Co. Ltd.	726,868	0.2
95,700	Japan Post Bank Co. Ltd.	973,932	0.2
328,800	Japan Post Holdings Co. Ltd.	2,935,351	0.6
136,700 (1)	Japan Tobacco, Inc.	3,530,307	0.7
20,200	NEC Corp.	1,193,541	0.2
1,387,500	Nippon Telegraph & Telephone Corp.	1,694,255	0.4
21,900	Nitto Denko Corp.	1,634,292	0.3
5,800	Obic Co. Ltd.	997,919	0.2
33,300	ORIX Corp.	625,413	0.1
67,200	SCSK Corp.	1,330,453	0.3
24,800	Secom Co. Ltd.	1,784,118	0.4
32,200	Seiko Epson Corp.	480,776	0.1
51,600	Sekisui Chemical Co. Ltd.	742,161	0.2
121,400	Sekisui House Ltd.	2,690,980	0.6
51,300	Sumitomo Mitsui Financial Group, Inc.	2,496,250	0.5
51,000	Takeda Pharmaceutical Co. Ltd.	1,462,580	0.3
38,800	USS Co. Ltd.	778,957	0.2
		33,880,493	7.0
	Jordan: 0.2%
42,291	Hikma Pharmaceuticals PLC	963,688	0.2

	Netherlands: 1.7%
775,029	Koninklijke KPN NV	2,670,069	0.6
65,445	NN Group NV	2,586,438	0.5
20,564	Wolters Kluwer NV	2,925,624	0.6
		8,182,131	1.7
	New Zealand: 0.1%
174,887	Spark New Zealand Ltd.	572,675	0.1

	Norway: 0.4%
60,769	Aker BP ASA	1,765,194	0.4

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Singapore: 0.3%
1,640,500	Genting Singapore Ltd.	$1,242,608	0.2
49,500	Oversea-Chinese Banking Corp. Ltd.	487,051	0.1
		1,729,659	0.3
	Spain: 2.0%
30,809	ACS Actividades de Construccion y Servicios SA	1,368,374	0.3
8,341 (3)	Aena SME SA	1,513,982	0.3
58,439	Industria de Diseno Textil SA	2,549,925	0.5
72,507	Red Electrica Corp. SA	1,194,814	0.3
98,168	Repsol SA	1,456,214	0.3
372,386	Telefonica SA	1,455,980	0.3
		9,539,289	2.0
	Sweden: 0.7%
112,960	Svenska Handelsbanken AB - Class A	1,227,586	0.3
33,323	Swedbank AB - Class A	673,713	0.1
520,753	Telia Co. AB	1,328,665	0.3
		3,229,964	0.7
	Switzerland: 1.4%
39,852	Holcim AG	3,130,033	0.7
25,393	Novartis AG, Reg	2,564,959	0.5
3,672	Roche Holding AG	1,067,427	0.2
		6,762,419	1.4
	United Kingdom: 4.2%
166,265	Amcor PLC	1,602,794	0.3
194,345	BAE Systems PLC	2,750,948	0.6
100,380	British American Tobacco PLC	2,937,034	0.6
423,919	Centrica PLC	759,960	0.2
34,516	GSK PLC	637,482	0.1
118,752	Imperial Brands PLC	2,734,594	0.6
174,942	Sage Group PLC	2,611,674	0.5
61,861	Smiths Group PLC	1,388,495	0.3
526,982	Vodafone Group PLC	460,234	0.1
36,169	Whitbread PLC	1,683,930	0.3
12,958	Willis Towers Watson PLC	3,125,470	0.6
		20,692,615	4.2
	United States: 67.1%
48,386	AbbVie, Inc.	7,498,378	1.5
3,099	Acuity Brands, Inc.	634,768	0.1
22,215	AECOM	2,053,332	0.4
42,479	Agree Realty Corp.	2,674,053	0.6
8,897	ALLETE, Inc.	544,141	0.1
11,108	Allison Transmission Holdings, Inc.	645,930	0.1
87,982	Altria Group, Inc.	3,549,194	0.7
30,389	Amdocs Ltd.	2,670,889	0.5
41,663	American Electric Power Co., Inc.	3,383,869	0.7
1,520	Ameriprise Financial, Inc.	577,342	0.1
15,373	AmerisourceBergen Corp.	3,157,307	0.6
15,764	AMETEK, Inc.	2,599,326	0.5
18,244	Amgen, Inc.	5,254,637	1.1
7,984	Aon PLC - Class A	2,323,504	0.5
50,228	Apartment Income REIT Corp.	1,744,418	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
19,698	AptarGroup, Inc.	$2,435,067	0.5
14,812	Assurant, Inc.	2,495,674	0.5
13,809	Atmos Energy Corp.	1,600,463	0.3
11,301	Automatic Data Processing, Inc.	2,632,794	0.5
4,524	AvalonBay Communities, Inc.	846,983	0.2
53,219	Avnet, Inc.	2,682,238	0.6
84,664	Baker Hughes Co.	2,893,816	0.6
85,308	Bristol-Myers Squibb Co.	4,377,153	0.9
41,758	Brixmor Property Group, Inc.	971,709	0.2
17,087	Brown & Brown, Inc.	1,215,057	0.3
27,945	Cardinal Health, Inc.	2,816,856	0.6
47,742	Chevron Corp.	7,121,197	1.5
26,846	Church & Dwight Co., Inc.	2,538,558	0.5
14,797	Cigna Group	4,430,962	0.9
3,555	Cintas Corp.	2,142,456	0.4
119,992	Cisco Systems, Inc.	6,061,996	1.2
58,526	Citigroup, Inc.	3,010,577	0.6
16,614	CME Group, Inc.	3,498,908	0.7
25,451	CNO Financial Group, Inc.	710,083	0.1
26,959	Coca-Cola Co.	1,588,694	0.3
45,867	Colgate-Palmolive Co.	3,656,059	0.8
45,261	Commerce Bancshares, Inc.	2,417,390	0.5
76,607	Coterra Energy, Inc.	1,955,011	0.4
19,701	CSX Corp.	683,034	0.1
57,161	CVS Health Corp.	4,513,433	0.9
63,959	Dow, Inc.	3,507,512	0.7
41,823	DT Midstream, Inc.	2,291,900	0.5
23,262	DTE Energy Co.	2,564,868	0.5
44,673	Edison International	3,193,673	0.7
25,536	Electronic Arts, Inc.	3,493,580	0.7
5,311	Elevance Health, Inc.	2,504,455	0.5
26,137	Emerson Electric Co.	2,543,914	0.5
13,245	EOG Resources, Inc.	1,601,983	0.3
105,086	Equitrans Midstream Corp.	1,069,775	0.2
49,871	Equity Residential	3,050,110	0.6
5,640	Erie Indemnity Co. - Class A	1,888,949	0.4
38,083	Essent Group Ltd.	2,008,497	0.4
53,771	Evergy, Inc.	2,806,846	0.6
23,262	Fortive Corp.	1,712,781	0.4
54,805	Gaming and Leisure Properties, Inc.	2,704,627	0.6
49,051	General Mills, Inc.	3,195,182	0.7
16,518	General Motors Co.	593,327	0.1
26,444	Genpact Ltd.	917,871	0.2
71,243	Gentex Corp.	2,326,796	0.5
18,263	Genuine Parts Co.	2,529,425	0.5
53,601	Gilead Sciences, Inc.	4,342,217	0.9
56,307	H&R Block, Inc.	2,723,570	0.6
41,452	Hartford Financial Services Group, Inc.	3,331,912	0.7
8,565	HF Sinclair Corp.	475,957	0.1
5,850	Humana, Inc.	2,678,189	0.6
4,415	Ingredion, Inc.	479,160	0.1

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
18,335	International Bancshares Corp.	$995,957	0.2
22,044	Iridium Communications, Inc.	907,331	0.2
57,007	Johnson & Johnson	8,935,277	1.8
13,120	JPMorgan Chase & Co.	2,231,712	0.5
94,028	Juniper Networks, Inc.	2,771,945	0.6
26,159	Kimberly-Clark Corp.	3,178,580	0.7
29,008	Leidos Holdings, Inc.	3,139,826	0.6
23,946	LKQ Corp.	1,144,379	0.2
1,542	Lockheed Martin Corp.	698,896	0.1
41,698	Loews Corp.	2,901,764	0.6
19,234	Marsh & McLennan Cos., Inc.	3,644,266	0.8
4,545	McDonald’s Corp.	1,347,638	0.3
5,556	McKesson Corp.	2,572,317	0.5
69,582	Merck & Co., Inc.	7,585,830	1.6
38,357	MetLife, Inc.	2,536,548	0.5
146,128	MGIC Investment Corp.	2,818,809	0.6
7,072	Mondelez International, Inc. - Class A	512,225	0.1
26,867	MSC Industrial Direct Co., Inc. - Class A	2,720,552	0.6
31,266	National Fuel Gas Co.	1,568,615	0.3
66,895	National Retail Properties, Inc.	2,883,175	0.6
26,315	NetApp, Inc.	2,319,930	0.5
3,548	NewMarket Corp.	1,936,605	0.4
76,406	NiSource, Inc.	2,028,579	0.4
37,967	NorthWestern Corp.	1,932,141	0.4
3,437	NVIDIA Corp.	1,702,071	0.4
12,609	ONE Gas, Inc.	803,445	0.2
27,207	OneMain Holdings, Inc.	1,338,584	0.3
73,347	Patterson Cos., Inc.	2,086,722	0.4
37,489	PepsiCo, Inc.	6,367,132	1.3
69,949	Pfizer, Inc.	2,013,832	0.4
52,814	Philip Morris International, Inc.	4,968,741	1.0
28,435	Phillips 66	3,785,836	0.8
30,803	Pinnacle West Capital Corp.	2,212,888	0.5
10,017	PPG Industries, Inc.	1,498,042	0.3
40,589	Procter & Gamble Co.	5,947,912	1.2
14,869	Qualcomm, Inc.	2,150,503	0.4
15,232	Reinsurance Group of America, Inc.	2,464,233	0.5
9,026	Reliance Steel & Aluminum Co.	2,524,392	0.5
182,881	Rithm Capital Corp.	1,953,169	0.4
60,252	Rollins, Inc.	2,631,205	0.5
18,005	Ryder System, Inc.	2,071,655	0.4
31,801	Sempra Energy	2,376,489	0.5
8,544	Sherwin-Williams Co.	2,664,874	0.5
10,633	Snap-on, Inc.	3,071,236	0.6
34,575	Sonoco Products Co.	1,931,705	0.4
45,207	SS&C Technologies Holdings, Inc.	2,762,600	0.6
32,625	Synchrony Financial	1,245,949	0.3
30,545	TEGNA, Inc.	467,338	0.1
25,390	Texas Instruments, Inc.	4,327,979	0.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
19,250	Travelers Cos., Inc.	$3,666,933	0.8
6,436	UnitedHealth Group, Inc.	3,388,361	0.7
60,213	Unum Group	2,722,832	0.6
26,180	Valero Energy Corp.	3,403,400	0.7
144,383	Verizon Communications, Inc.	5,443,239	1.1
101,266	VICI Properties, Inc.	3,228,360	0.7
78,356	Wells Fargo & Co.	3,856,682	0.8
128,245	Wendy’s Co.	2,498,213	0.5
7,628	Xcel Energy, Inc.	472,249	0.1
		326,506,030	67.1
	Total Common Stock (Cost $443,437,002)	479,899,296	98.6

EXCHANGE-TRADED FUNDS: 0.8%
21,774	iShares MSCI EAFE Value ETF	1,134,425	0.2
16,984	iShares Russell 1000 Value ETF	2,806,606	0.6
		3,941,031	0.8
	Total Exchange-Traded Funds (Cost $3,754,901)	3,941,031	0.8
	Total Long-Term Investments (Cost $447,191,903)	483,840,327	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.8%
1,000,000 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $1,020,000, due 01/25/24-11/15/51)	1,000,000	0.2
913,913 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $914,447, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $932,191, due 01/18/24-08/15/36)	913,913	0.2

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	$1,000,000	0.2
1,000,000 (4)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $1,020,211, due 03/08/27-01/01/59)	1,000,000	0.2
	Total Repurchase Agreements (Cost $3,913,913)	3,913,913	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
803,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $803,000)	$803,000	0.2
	Total Short-Term Investments (Cost $4,716,913)	4,716,913	1.0
	Total Investments in Securities (Cost $451,908,816)	$488,557,240	100.4
	Liabilities in Excess of Other Assets	(2,074,679)	(0.4)
	Net Assets	$486,482,561	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	20.9%
Health Care	15.7
Industrials	13.2
Consumer Staples	9.3
Energy	7.2
Information Technology	6.4
Utilities	6.1
Communication Services	5.5
Materials	5.2
Consumer Discretionary	4.7
Real Estate	4.4
Exchange-Traded Funds	0.8
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$11,667,688	$—	$11,667,688
Bermuda	4,679,778	—	—	4,679,778
Brazil	2,280,187	—	—	2,280,187
Canada	10,830,625	—	—	10,830,625
Denmark	—	2,735,895	—	2,735,895
Finland	476,136	2,238,889	—	2,715,025
France	—	10,966,651	—	10,966,651
Germany	—	5,148,808	—	5,148,808
Hong Kong	990,250	7,119,718	—	8,109,968
Israel	—	898,645	—	898,645
Italy	—	6,041,869	—	6,041,869
Japan	—	33,880,493	—	33,880,493
Jordan	—	963,688	—	963,688
Netherlands	—	8,182,131	—	8,182,131
New Zealand	572,675	—	—	572,675
Norway	—	1,765,194	—	1,765,194
Singapore	—	1,729,659	—	1,729,659
Spain	—	9,539,289	—	9,539,289
Sweden	—	3,229,964	—	3,229,964
Switzerland	—	6,762,419	—	6,762,419
United Kingdom	7,479,212	13,213,403	—	20,692,615
United States	326,506,030	—	—	326,506,030
Total Common Stock	353,814,893	126,084,403	—	479,899,296
Exchange-Traded Funds	3,941,031	—	—	3,941,031
Short-Term Investments	803,000	3,913,913	—	4,716,913
Total Investments, at fair value	$358,558,924	$129,998,316	$—	$488,557,240

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(34,828)
Total	$(34,828)

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low Volatility Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $453,034,299.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$49,380,177
Gross Unrealized Depreciation	(13,878,783)
Net Unrealized Appreciation	$35,501,394

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY DEBT: 41.8%
91,150,000 (1)	United States Treasury Bills, 5.030%, 01/16/2024	$90,949,625	11.5
70,500,000 (1)	United States Treasury Bills, 5.200%, 02/01/2024	70,179,863	8.9
18,500,000 (1)	United States Treasury Bills, 5.340%, 03/19/2024	18,289,162	2.3
27,000,000 (1)	United States Treasury Bills, 5.360%, 03/28/2024	26,656,589	3.4
9,250,000 (1)	United States Treasury Bills, 5.370%, 06/13/2024	9,031,405	1.1
115,000,000 (2)	United States Treasury Floating Rate Notes, 5.316%, (USBMMY3M + (0.015)%), 01/31/2024	114,999,275	14.6
		330,105,919	41.8

	Total U.S. Treasury Debt (Cost $330,105,919)	330,105,919	41.8

U.S. GOVERNMENT AGENCY DEBT: 32.2%
1,250,000	Federal Farm Credit Banks Funding Corp., 0.370%, 03/15/2024	1,237,322	0.2
1,000,000 (2)	Federal Farm Credit Banks Funding Corp., 5.480%, (SOFRRATE + 0.080%), 11/08/2024	1,000,009	0.1
4,000,000 (1)	Federal Home Loan Bank Discount Notes, 5.440%, 05/03/2024	3,927,567	0.5
1,750,000	Federal Home Loan Banks, 4.860%, 01/09/2024	1,749,738	0.2
10,950,000	Federal Home Loan Banks, 5.000%, 01/19/2024	10,946,863	1.4
12,055,000	Federal Home Loan Banks, 5.000%, 02/21/2024	12,046,416	1.5
1,000,000	Federal Home Loan Banks, 5.000%, 02/21/2024	999,283	0.1
16,500,000 (2)	Federal Home Loan Banks, 5.430%, (SOFRRATE + 0.030%), 01/08/2024	16,500,000	2.1
3,000,000 (2)	Federal Home Loan Banks, 5.440%, (SOFRRATE + 0.040%), 02/01/2024	2,999,975	0.4
21,500,000 (2)	Federal Home Loan Banks, 5.440%, (SOFRRATE + 0.040%), 02/16/2024	21,500,000	2.7
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
9,000,000	Federal Home Loan Banks, 5.510%, 07/12/2024	$8,999,636	1.1
120,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 01/26/2024	120,000,000	15.2
16,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 02/01/2024	16,000,000	2.0
18,000,000 (2)	Federal Home Loan Banks 0002, 5.445%, (SOFRRATE + 0.045%), 02/05/2024	18,000,000	2.3
19,000,000 (2)	Federal Home Loan Banks 0003, 5.445%, (SOFRRATE + 0.045%), 02/02/2024	19,000,000	2.4
		254,906,809	32.2

	Total U.S. Government Agency Debt (Cost $254,906,809)	254,906,809	32.2

U.S. TREASURY REPURCHASE AGREEMENTS: 21.2%
167,237,000	Deutsche Bank, Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 $167,336,041 to be received upon repurchase (Collateralized by $207,571,043, various U.S. Treasuries, 0.00- 1.875%, Market Value plus accrued interest $171,918,033 due 5/15/26-2/15/32)	167,237,000	21.2
	Total U.S. Treasury Repurchase Agreements (Cost $167,237,000)	167,237,000	21.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 4.1%
32,750,000 (3)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270%, 01/02/2024	$32,750,000	4.1
	Total Investment Companies (Cost $32,750,000)	32,750,000	4.1
	Total Investments in Securities (Cost $784,999,728)	$784,999,728	99.3
	Assets in Excess of Other Liabilities	5,624,490	0.7
	Net Assets	$790,624,218	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(3)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2023, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Investment Companies	$32,750,000	$—	$—	$32,750,000
U.S. Government Agency Debt	—	254,906,809	—	254,906,809
U.S. Treasury Debt	—	330,105,919	—	330,105,919
U.S. Treasury Repurchase Agreements	—	167,237,000	—	167,237,000
Total Investments, at fair value	$32,750,000	$752,249,728	$—	$784,999,728

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of December 31, 2023:

Counterparty	U.S. Treasury Repurchase Agreements, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$167,237,000	$(167,237,000)	$—
Totals	$167,237,000	$(167,237,000)	$—

(1)	Collateral with a fair value of $171,918,033 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 7.5%
2,568,708	AT&T, Inc.	$43,102,921	2.1
226,494 (1)	Meta Platforms, Inc. - Class A	80,169,816	4.0
746,980 (1)	Pinterest, Inc. - Class A	27,668,139	1.4
		150,940,876	7.5

	Consumer Discretionary: 10.2%
747,807 (1)	Amazon.com, Inc.	113,621,796	5.7
586,263	Las Vegas Sands Corp.	28,850,002	1.4
105,440	McDonald's Corp.	31,264,014	1.6
61,525 (1)	Ulta Beauty, Inc.	30,146,635	1.5
		203,882,447	10.2

	Consumer Staples: 6.8%
1,321,781	Kenvue, Inc.	28,457,945	1.4
801,285	Kraft Heinz Co.	29,631,519	1.5
417,681	Mondelez International, Inc. - Class A	30,252,635	1.5
504,821	Philip Morris International, Inc.	47,493,560	2.4
		135,835,659	6.8

	Energy: 4.7%
687,244	BP PLC, ADR	24,328,437	1.2
255,864	Chesapeake Energy Corp.	19,686,176	1.0
229,424	ConocoPhillips	26,629,244	1.3
178,929	Valero Energy Corp.	23,260,770	1.2
		93,904,627	4.7

	Financials: 11.4%
286,558	Apollo Global Management, Inc.	26,704,340	1.3
87,939	Arthur J Gallagher & Co.	19,775,722	1.0
1,314,813	Bank of America Corp.	44,269,754	2.2
523,830	Bank of New York Mellon Corp.	27,265,351	1.4
463,465	Hartford Financial Services Group, Inc.	37,253,317	1.8
321,795	Intercontinental Exchange, Inc.	41,328,132	2.1
143,405	Raymond James Financial, Inc.	15,989,657	0.8
439,380	Truist Financial Corp.	16,221,910	0.8
		228,808,183	11.4

	Health Care: 14.8%
288,363	Abbott Laboratories	31,740,115	1.6
228,458	AbbVie, Inc.	35,404,136	1.8
367,617 (1)	Boston Scientific Corp.	21,251,939	1.0
112,315	Cigna Group	33,632,727	1.7
91,230	HCA Healthcare, Inc.	24,694,136	1.2
260,901	Johnson & Johnson	40,893,623	2.0
37,763	McKesson Corp.	17,483,514	0.9
172,749	Quest Diagnostics, Inc.	23,818,632	1.2
66,614	Thermo Fisher Scientific, Inc.	35,358,045	1.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
79,413 (1)	Vertex Pharmaceuticals, Inc.	$32,312,356	1.6
		296,589,223	14.8

	Industrials: 9.0%
469,950 (1)	Copart, Inc.	23,027,550	1.1
357,302	Emerson Electric Co.	34,776,204	1.7
390,808	Howmet Aerospace, Inc.	21,150,529	1.1
361,251	Ingersoll Rand, Inc.	27,939,152	1.4
70,538	Parker-Hannifin Corp.	32,496,856	1.6
70,846	Rockwell Automation, Inc.	21,996,266	1.1
45,680 (1)	Saia, Inc.	20,017,890	1.0
		181,404,447	9.0

	Information Technology: 26.4%
59,293 (1)	Adobe, Inc.	35,374,204	1.8
247,199 (1)	Advanced Micro Devices, Inc.	36,439,605	1.8
334,163	Dolby Laboratories, Inc. - Class A	28,798,167	1.4
711,277 (1)	Dropbox, Inc. - Class A	20,968,446	1.0
488,481	Micron Technology, Inc.	41,686,969	2.1
472,888	Microsoft Corp.	177,824,803	8.9
154,190	NVIDIA Corp.	76,357,972	3.8
76,502	Roper Technologies, Inc.	41,706,595	2.1
285,605	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	29,702,920	1.5
156,342	Visa, Inc. - Class A	40,703,640	2.0
		529,563,321	26.4

	Materials: 3.1%
49,836	Air Products and Chemicals, Inc.	13,645,097	0.7
575,705	Alcoa Corp.	19,573,970	1.0
192,565	CF Industries Holdings, Inc.	15,308,917	0.7
52,845	Reliance Steel & Aluminum Co.	14,779,690	0.7
		63,307,674	3.1

	Real Estate: 2.9%
132,069	Prologis, Inc.	17,604,798	0.9
121,022	Ryman Hospitality Properties, Inc.	13,319,681	0.7
295,802	Welltower, Inc.	26,672,466	1.3
		57,596,945	2.9

	Utilities: 3.0%
592,307	NextEra Energy, Inc.	35,976,727	1.8
402,403	Public Service Enterprise Group, Inc.	24,606,944	1.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
10,000,000 (2)(3)	Southern Energy	$—	0.0
		60,583,671	3.0
	Total Common Stock (Cost $1,605,791,814)	2,002,417,073	99.8

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,014,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,014,000)	$1,014,000	0.1
	Total Short-Term Investments (Cost $1,014,000)	1,014,000	0.1
	Total Investments in Securities (Cost $1,606,805,814)	$2,003,431,073	99.9
	Assets in Excess of Other Liabilities	1,315,938	0.1
	Net Assets	$2,004,747,011	100.0

ADR	American Depositary Receipt

(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$150,940,876	$—	$—	$150,940,876
Consumer Discretionary	203,882,447	—	—	203,882,447
Consumer Staples	135,835,659	—	—	135,835,659
Energy	93,904,627	—	—	93,904,627
Financials	228,808,183	—	—	228,808,183
Health Care	296,589,223	—	—	296,589,223
Industrials	181,404,447	—	—	181,404,447
Information Technology	529,563,321	—	—	529,563,321
Materials	63,307,674	—	—	63,307,674
Real Estate	57,596,945	—	—	57,596,945
Utilities	60,583,671	—	—	60,583,671
Total Common Stock	2,002,417,073	—	—	2,002,417,073
Short-Term Investments	1,014,000	—	—	1,014,000
Total Investments, at fair value	$2,003,431,073	$—	$—	$2,003,431,073

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, Voya Growth and Income Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Southern Energy	11/30/2005	$—	$—
		$—	$—

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,617,475,564.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$438,597,399
Gross Unrealized Depreciation	(52,641,767)
Net Unrealized Appreciation	$385,955,632

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.9%
	Basic Materials: 0.4%
445,000 (1)	Anglo American Capital PLC, 2.250%, 03/17/2028	$395,888	0.0
1,250,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	1,230,869	0.1
343,000 (1)	Anglo American Capital PLC, 4.750%, 03/16/2052	298,647	0.0
717,000 (1)(2)	Anglo American Capital PLC, 5.500%, 05/02/2033	725,041	0.0
567,000 (2)	BHP Billiton Finance USA Ltd., 4.900%, 02/28/2033	580,134	0.0
911,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2030	944,334	0.0
1,290,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2033	1,338,391	0.1
274,000	BHP Billiton Finance USA Ltd., 5.500%, 09/08/2053	299,226	0.0
433,000	FMC Corp., 5.150%, 05/18/2026	432,795	0.0
640,000	Nutrien Ltd., 2.950%, 05/13/2030	578,419	0.0
102,000	Nutrien Ltd., 5.800%, 03/27/2053	109,266	0.0
78,000	Nutrien Ltd., 5.875%, 12/01/2036	81,365	0.0
77,000	Nutrien Ltd., 5.950%, 11/07/2025	78,379	0.0
183,000	Rio Tinto Finance USA PLC, 5.000%, 03/09/2033	190,173	0.0
968,000	Rio Tinto Finance USA PLC, 5.125%, 03/09/2053	1,008,043	0.1
1,127,000	Steel Dynamics, Inc., 1.650%, 10/15/2027	1,003,847	0.1
		9,294,817	0.4

	Communications: 2.1%
466,000	Amazon.com, Inc., 2.100%, 05/12/2031	402,017	0.0
1,877,000	Amazon.com, Inc., 2.875%, 05/12/2041	1,476,431	0.1
920,000	Amazon.com, Inc., 3.150%, 08/22/2027	883,796	0.1
523,000	Amazon.com, Inc., 4.100%, 04/13/2062	462,603	0.0
420,000	AT&T, Inc., 3.500%, 06/01/2041	333,804	0.0
706,000	AT&T, Inc., 3.500%, 09/15/2053	512,930	0.0
525,000	AT&T, Inc., 3.550%, 09/15/2055	377,824	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
2,636,000	AT&T, Inc., 3.650%, 09/15/2059	$1,891,506	0.1
742,000	AT&T, Inc., 3.800%, 12/01/2057	552,198	0.0
1,330,000	AT&T, Inc., 4.900%, 08/15/2037	1,285,898	0.1
1,981,000 (2)	Bell Telephone Co. of Canada or Bell Canada, 5.100%, 05/11/2033	2,033,889	0.1
751,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	652,050	0.0
1,141,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 6.650%, 02/01/2034	1,203,675	0.1
748,000	Comcast Corp., 1.950%, 01/15/2031	631,622	0.0
1,001,000	Comcast Corp., 2.650%, 02/01/2030	901,504	0.1
356,000	Comcast Corp., 3.200%, 07/15/2036	299,530	0.0
377,000	Comcast Corp., 3.900%, 03/01/2038	337,398	0.0
625,000	Comcast Corp., 5.350%, 11/15/2027	646,376	0.0
2,683,000	Comcast Corp., 5.500%, 05/15/2064	2,826,196	0.1
82,000	Discovery Communications LLC, 5.300%, 05/15/2049	70,516	0.0
598,000	Meta Platforms, Inc., 3.500%, 08/15/2027	582,608	0.0
2,283,000	Meta Platforms, Inc., 4.450%, 08/15/2052	2,099,251	0.1
260,000	Meta Platforms, Inc., 4.650%, 08/15/2062	242,339	0.0
2,207,000	Meta Platforms, Inc., 5.750%, 05/15/2063	2,418,868	0.1
1,082,000 (1)	NBN Co. Ltd., 1.450%, 05/05/2026	998,591	0.1
550,000 (1)	NBN Co. Ltd., 1.625%, 01/08/2027	502,186	0.0
1,410,000 (1)(2)	NBN Co. Ltd., 6.000%, 10/06/2033	1,519,987	0.1
1,107,000	Netflix, Inc., 5.875%, 11/15/2028	1,168,198	0.1
135,000	Orange SA, 9.000%, 03/01/2031	166,623	0.0
371,000 (2)	Paramount Global, 4.200%, 05/19/2032	331,427	0.0
226,000	Paramount Global, 4.375%, 03/15/2043	167,249	0.0
474,000 (2)	Paramount Global, 4.950%, 01/15/2031	449,812	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
628,000	Paramount Global, 4.950%, 05/19/2050	$509,613	0.0
42,000	Paramount Global, 5.500%, 05/15/2033	39,849	0.0
714,000	Paramount Global, 5.850%, 09/01/2043	643,223	0.0
136,000	Paramount Global, 6.875%, 04/30/2036	138,147	0.0
947,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,026,753	0.1
2,473,000	Sprint Capital Corp., 8.750%, 03/15/2032	3,055,238	0.1
984,000	Time Warner Cable LLC, 5.500%, 09/01/2041	852,555	0.0
1,966,000	Time Warner Cable LLC, 5.875%, 11/15/2040	1,782,256	0.1
518,000	T-Mobile USA, Inc., 2.050%, 02/15/2028	467,662	0.0
499,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	473,182	0.0
67,000	T-Mobile USA, Inc., 2.550%, 02/15/2031	57,740	0.0
161,000	T-Mobile USA, Inc., 2.625%, 04/15/2026	153,234	0.0
679,000	T-Mobile USA, Inc., 2.625%, 02/15/2029	611,975	0.0
161,000	T-Mobile USA, Inc., 2.875%, 02/15/2031	142,033	0.0
153,000	T-Mobile USA, Inc., 3.375%, 04/15/2029	142,326	0.0
1,280,000	T-Mobile USA, Inc., 3.500%, 04/15/2031	1,171,680	0.1
195,000	T-Mobile USA, Inc., 3.875%, 04/15/2030	184,970	0.0
837,000	T-Mobile USA, Inc., 4.375%, 04/15/2040	755,859	0.0
719,000	T-Mobile USA, Inc., 4.500%, 04/15/2050	635,944	0.0
1,173,000	T-Mobile USA, Inc., 5.800%, 09/15/2062	1,259,325	0.1
1,079,000	T-Mobile USA, Inc., 6.000%, 06/15/2054	1,184,482	0.1
498,000	Verizon Communications, Inc., 1.750%, 01/20/2031	409,833	0.0
494,000	Verizon Communications, Inc., 2.550%, 03/21/2031	426,088	0.0
275,000	Verizon Communications, Inc., 3.400%, 03/22/2041	219,063	0.0
772,000	Verizon Communications, Inc., 4.272%, 01/15/2036	727,552	0.0
1,340,000	Verizon Communications, Inc., 4.400%, 11/01/2034	1,290,127	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
836,000	Verizon Communications, Inc., 4.812%, 03/15/2039	$809,105	0.0
1,036,000	Verizon Communications, Inc., 6.550%, 09/15/2043	1,193,257	0.1
415,000	Vodafone Group PLC, 5.750%, 02/10/2063	421,621	0.0
		49,213,594	2.1

	Consumer, Cyclical: 1.6%
105,087	American Airlines Pass Through Trust 2015-2, AA, 3.600%, 03/22/2029	98,467	0.0
32,011	American Airlines Pass Through Trust 2016-1, AA, 3.575%, 07/15/2029	29,885	0.0
1,539,884	American Airlines Pass Through Trust 2016-2, AA, 3.200%, 12/15/2029	1,404,184	0.1
66,551	American Airlines Pass Through Trust 2016-3, AA, 3.000%, 04/15/2030	60,150	0.0
1,351,278	American Airlines Pass Through Trust 2017-2, AA, 3.350%, 04/15/2031	1,221,905	0.1
335,399	American Airlines Pass Through Trust 2019-1, AA, 3.150%, 08/15/2033	294,057	0.0
858,000	American Honda Finance Corp., 4.700%, 01/12/2028	865,753	0.0
607,000	American Honda Finance Corp., 5.650%, 11/15/2028	635,801	0.0
873,000	American Honda Finance Corp., GMTN, 5.125%, 07/07/2028	898,398	0.0
1,054,000	American Honda Finance Corp., GMTN, 5.850%, 10/04/2030	1,123,936	0.1
403,000	AutoZone, Inc., 6.250%, 11/01/2028	428,515	0.0
836,000 (1)(2)	BMW US Capital LLC, 5.150%, 08/11/2033	863,002	0.0
582,550	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	514,294	0.0
173,358 (1)	Delta Air Lines, Inc./ SkyMiles IP Ltd., 4.750%, 10/20/2028	170,594	0.0
2,550,000 (2)	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	2,289,977	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
920,000	General Motors Co., 6.125%, 10/01/2025	$932,634	0.0
969,000	General Motors Financial Co., Inc., 3.950%, 04/13/2024	963,409	0.0
1,861,000	General Motors Financial Co., Inc., 4.350%, 01/17/2027	1,825,027	0.1
929,000	General Motors Financial Co., Inc., 5.800%, 01/07/2029	951,320	0.0
380,000	General Motors Financial Co., Inc., 5.850%, 04/06/2030	392,181	0.0
996,000	Home Depot, Inc., 4.900%, 04/15/2029	1,023,769	0.1
910,000 (1)	Hyundai Capital America, 5.680%, 06/26/2028	928,198	0.0
1,431,000 (1)	Hyundai Capital America, 6.100%, 09/21/2028	1,487,915	0.1
968,000 (1)	Hyundai Capital America, 6.500%, 01/16/2029	1,022,716	0.1
345,000	Lowe's Cos., Inc., 4.450%, 04/01/2062	291,441	0.0
391,000	Lowe's Cos., Inc., 5.750%, 07/01/2053	414,697	0.0
122,000	Lowe's Cos., Inc., 5.800%, 09/15/2062	129,255	0.0
298,000	Lowe's Cos., Inc., 5.850%, 04/01/2063	312,642	0.0
591,000	McDonald's Corp., 5.450%, 08/14/2053	629,413	0.0
370,299 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	371,621	0.0
534,000 (2)	Target Corp., 4.800%, 01/15/2053	530,497	0.0
1,120,000	Toyota Motor Credit Corp., 5.550%, 11/20/2030	1,180,337	0.1
308,000	Toyota Motor Credit Corp., MTN, 1.900%, 01/13/2027	286,663	0.0
1,130,000	Toyota Motor Credit Corp., MTN, 4.550%, 09/20/2027	1,139,486	0.1
683,861	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	693,158	0.0
2,051,857	United Airlines Pass Through Trust 2016-2, AA, 2.875%, 04/07/2030	1,837,181	0.1
274,957	United Airlines Pass Through Trust 2018-1, AA, 3.500%, 09/01/2031	251,012	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
133,033	United Airlines Pass Through Trust 2019-1, AA, 4.150%, 02/25/2033	$122,942	0.0
1,193,258	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	1,193,780	0.1
1,065,000 (1)	Volkswagen Group of America Finance LLC, 5.900%, 09/12/2033	1,106,406	0.1
947,000 (2)	Walmart, Inc., 4.000%, 04/15/2030	945,429	0.0
1,869,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	1,791,512	0.1
1,337,000	Warnermedia Holdings, Inc., 5.050%, 03/15/2042	1,179,341	0.1
1,774,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	1,523,770	0.1
427,000	Warnermedia Holdings, Inc., 5.391%, 03/15/2062	366,136	0.0
		36,722,806	1.6

	Consumer, Non-cyclical: 4.5%
1,636,000	AbbVie, Inc., 2.600%, 11/21/2024	1,599,025	0.1
247,000	AbbVie, Inc., 3.200%, 05/14/2026	239,492	0.0
726,000	AbbVie, Inc., 3.200%, 11/21/2029	678,995	0.0
864,000	AbbVie, Inc., 4.050%, 11/21/2039	780,615	0.0
1,236,000	AbbVie, Inc., 4.300%, 05/14/2036	1,184,984	0.1
856,000	AbbVie, Inc., 4.500%, 05/14/2035	837,747	0.0
288,000	AbbVie, Inc., 4.550%, 03/15/2035	282,563	0.0
557,000	AbbVie, Inc., 4.625%, 10/01/2042	527,876	0.0
844,000	Altria Group, Inc., 6.200%, 11/01/2028	885,913	0.1
217,000	Amgen, Inc., 2.200%, 02/21/2027	201,854	0.0
52,000	Amgen, Inc., 2.300%, 02/25/2031	44,499	0.0
175,000	Amgen, Inc., 2.450%, 02/21/2030	155,269	0.0
922,000	Amgen, Inc., 2.770%, 09/01/2053	592,438	0.0
341,000	Amgen, Inc., 3.150%, 02/21/2040	265,573	0.0
733,000	Amgen, Inc., 4.400%, 02/22/2062	619,642	0.0
144,000	Amgen, Inc., 5.250%, 03/02/2030	148,099	0.0
593,000	Amgen, Inc., 5.250%, 03/02/2033	608,178	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
2,495,000	Amgen, Inc., 5.600%, 03/02/2043	$2,579,714	0.1
961,000	Amgen, Inc., 5.650%, 03/02/2053	1,011,787	0.1
804,000	Amgen, Inc., 5.750%, 03/02/2063	844,520	0.1
950,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	931,967	0.1
1,239,000	Anheuser-Busch InBev Worldwide, Inc., 5.450%, 01/23/2039	1,307,599	0.1
35,000	BAT Capital Corp., 3.557%, 08/15/2027	33,425	0.0
852,000	BAT Capital Corp., 3.734%, 09/25/2040	627,225	0.0
218,000	BAT Capital Corp., 4.390%, 08/15/2037	182,843	0.0
743,000	BAT Capital Corp., 6.421%, 08/02/2033	778,069	0.0
797,000	BAT Capital Corp., 7.079%, 08/02/2043	847,201	0.1
1,110,000	BAT Capital Corp., 7.081%, 08/02/2053	1,187,773	0.1
1,113,000	Becton Dickinson & Co., 4.693%, 02/13/2028	1,118,386	0.1
173,000	Bristol-Myers Squibb Co., 3.200%, 06/15/2026	167,907	0.0
42,000	Bristol-Myers Squibb Co., 3.400%, 07/26/2029	39,858	0.0
744,000	Bristol-Myers Squibb Co., 4.125%, 06/15/2039	670,854	0.0
670,000	Bristol-Myers Squibb Co., 6.250%, 11/15/2053	767,405	0.0
848,000	Bristol-Myers Squibb Co., 6.400%, 11/15/2063	983,452	0.1
783,000 (1)	Cargill, Inc., 1.700%, 02/02/2031	642,098	0.0
485,000 (1)	Cargill, Inc., 2.125%, 04/23/2030	422,015	0.0
992,000 (1)	Cargill, Inc., 2.125%, 11/10/2031	828,537	0.0
367,000	Centene Corp., 2.450%, 07/15/2028	327,127	0.0
560,000	Centene Corp., 2.625%, 08/01/2031	465,302	0.0
8,077,000	Centene Corp., 3.000%, 10/15/2030	7,005,210	0.3
2,158,000	Cigna Group, 3.250%, 04/15/2025	2,106,974	0.1
2,066,000	Cigna Group, 4.800%, 08/15/2038	1,999,515	0.1
316,000 (1)	CSL Finance PLC, 4.950%, 04/27/2062	298,012	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
936,000	CVS Health Corp., 2.700%, 08/21/2040	$667,864	0.0
1,057,000	CVS Health Corp., 3.875%, 07/20/2025	1,039,055	0.1
1,854,000	CVS Health Corp., 4.125%, 04/01/2040	1,593,860	0.1
1,966,000	CVS Health Corp., 4.780%, 03/25/2038	1,863,796	0.1
799,000	CVS Health Corp., 5.050%, 03/25/2048	748,003	0.0
212,000	CVS Health Corp., 5.300%, 06/01/2033	217,648	0.0
691,000	CVS Health Corp., 6.000%, 06/01/2063	734,077	0.0
43,040	CVS Pass-Through Trust, 6.943%, 01/10/2030	43,984	0.0
371,000	Elevance Health, Inc., 4.900%, 02/08/2026	370,345	0.0
602,000 (2)	Estee Lauder Cos., Inc., 4.650%, 05/15/2033	605,013	0.0
932,000 (1)	Fresenius Medical Care US Finance III, Inc., 1.875%, 12/01/2026	842,435	0.1
1,432,000	Global Payments, Inc., 1.200%, 03/01/2026	1,316,193	0.1
483,000	Global Payments, Inc., 4.450%, 06/01/2028	470,664	0.0
916,000	Global Payments, Inc., 5.950%, 08/15/2052	935,397	0.1
339,000	HCA, Inc., 2.375%, 07/15/2031	279,542	0.0
432,000	HCA, Inc., 3.125%, 03/15/2027	409,688	0.0
128,000	HCA, Inc., 3.375%, 03/15/2029	118,167	0.0
321,000	HCA, Inc., 3.500%, 09/01/2030	291,081	0.0
659,000	HCA, Inc., 4.375%, 03/15/2042	557,549	0.0
1,578,000	HCA, Inc., 4.500%, 02/15/2027	1,560,345	0.1
759,000	HCA, Inc., 5.250%, 04/15/2025	758,636	0.0
290,000	HCA, Inc., 5.250%, 06/15/2049	269,951	0.0
699,000	Humana, Inc., 5.950%, 03/15/2034	748,456	0.0
153,000	J M Smucker Co., 2.750%, 09/15/2041	107,279	0.0
1,204,000	J M Smucker Co., 6.500%, 11/15/2043	1,342,904	0.1
153,000	Johnson & Johnson, 2.100%, 09/01/2040	108,957	0.0
603,000	Johnson & Johnson, 3.625%, 03/03/2037	555,182	0.0
159,000	Johnson & Johnson, 5.850%, 07/15/2038	181,909	0.0
1,304,000	Kenvue, Inc., 4.900%, 03/22/2033	1,344,714	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
542,000	Kenvue, Inc., 5.050%, 03/22/2028	$555,601	0.0
412,000	Kenvue, Inc., 5.100%, 03/22/2043	427,795	0.0
999,000	Kenvue, Inc., 5.200%, 03/22/2063	1,045,659	0.1
377,000 (1)	Mars, Inc., 2.375%, 07/16/2040	270,686	0.0
1,838,000 (1)	Mars, Inc., 3.875%, 04/01/2039	1,615,536	0.1
633,000	McKesson Corp., 5.250%, 02/15/2026	633,025	0.0
1,045,000	Medtronic Global Holdings SCA, 4.500%, 03/30/2033	1,045,816	0.1
226,000	Merck & Co., Inc., 4.500%, 05/17/2033	227,755	0.0
617,000	Merck & Co., Inc., 4.900%, 05/17/2044	624,549	0.0
548,000	Merck & Co., Inc., 5.000%, 05/17/2053	563,900	0.0
569,000 (2)	Merck & Co., Inc., 5.150%, 05/17/2063	593,945	0.0
525,000	Molson Coors Beverage Co., 4.200%, 07/15/2046	448,131	0.0
1,145,000 (1)	Nestle Holdings, Inc., 3.900%, 09/24/2038	1,051,198	0.1
1,116,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	1,110,725	0.1
373,000 (2)	PayPal Holdings, Inc., 2.300%, 06/01/2030	326,235	0.0
48,000	PayPal Holdings, Inc., 2.850%, 10/01/2029	43,945	0.0
2,206,000	PayPal Holdings, Inc., 5.250%, 06/01/2062	2,189,013	0.1
1,021,000	PepsiCo, Inc., 5.125%, 11/10/2026	1,043,199	0.1
707,000	Pfizer Investment Enterprises Pte Ltd., 4.650%, 05/19/2030	712,285	0.0
2,990,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	2,997,812	0.1
87,000	Pfizer Investment Enterprises Pte Ltd., 5.110%, 05/19/2043	86,743	0.0
1,097,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	1,120,742	0.1
2,877,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	2,907,001	0.1
424,000	Philip Morris International, Inc., 5.375%, 02/15/2033	435,111	0.0
766,000	Philip Morris International, Inc., 5.625%, 09/07/2033	800,419	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
325,000	Quest Diagnostics, Inc., 2.800%, 06/30/2031	$283,436	0.0
290,000	Quest Diagnostics, Inc., 2.950%, 06/30/2030	259,723	0.0
688,000	Quest Diagnostics, Inc., 6.400%, 11/30/2033	763,337	0.0
800,000	Reynolds American, Inc., 5.850%, 08/15/2045	750,302	0.0
1,223,000 (1)	Roche Holdings, Inc., 5.338%, 11/13/2028	1,269,125	0.1
2,247,000 (1)	Roche Holdings, Inc., 5.489%, 11/13/2030	2,373,369	0.1
596,000 (1)	Roche Holdings, Inc., 5.593%, 11/13/2033	642,960	0.0
528,000	Royalty Pharma PLC, 1.200%, 09/02/2025	492,901	0.0
1,140,000	Royalty Pharma PLC, 1.750%, 09/02/2027	1,022,803	0.1
1,264,000	Royalty Pharma PLC, 3.300%, 09/02/2040	950,668	0.1
591,000	Royalty Pharma PLC, 3.350%, 09/02/2051	400,106	0.0
424,000	S&P Global, Inc., 1.250%, 08/15/2030	347,318	0.0
1,112,000	S&P Global, Inc., 2.700%, 03/01/2029	1,029,096	0.1
485,000 (1)	S&P Global, Inc., 5.250%, 09/15/2033	507,785	0.0
1,397,000	Thermo Fisher Scientific, Inc., 4.977%, 08/10/2030	1,432,068	0.1
1,062,000	Thermo Fisher Scientific, Inc., 5.000%, 01/31/2029	1,090,616	0.1
1,053,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	1,098,046	0.1
561,000	Thermo Fisher Scientific, Inc., 5.404%, 08/10/2043	593,939	0.0
816,000 (1)	Triton Container International Ltd., 2.050%, 04/15/2026	747,782	0.0
646,000 (1)	Triton Container International Ltd., 3.150%, 06/15/2031	517,772	0.0
572,000	Unilever Capital Corp., 5.000%, 12/08/2033	593,757	0.0
393,000	UnitedHealth Group, Inc., 2.750%, 05/15/2040	297,819	0.0
372,000	UnitedHealth Group, Inc., 3.050%, 05/15/2041	290,899	0.0
590,000	UnitedHealth Group, Inc., 3.500%, 08/15/2039	501,817	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
509,000	UnitedHealth Group, Inc., 3.750%, 10/15/2047	$419,838	0.0
611,000	UnitedHealth Group, Inc., 4.200%, 05/15/2032	598,200	0.0
368,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	372,097	0.0
620,000	UnitedHealth Group, Inc., 5.200%, 04/15/2063	633,593	0.0
624,000	UnitedHealth Group, Inc., 5.875%, 02/15/2053	707,303	0.0
544,000	Viatris, Inc., 2.700%, 06/22/2030	460,832	0.0
1,527,000	Viatris, Inc., 3.850%, 06/22/2040	1,137,179	0.1
795,000	Zimmer Biomet Holdings, Inc., 5.350%, 12/01/2028	819,599	0.0
		104,193,142	4.5

	Energy: 1.9%
316,000	BP Capital Markets America, Inc., 2.772%, 11/10/2050	211,619	0.0
996,000	BP Capital Markets America, Inc., 2.939%, 06/04/2051	690,700	0.0
174,000	BP Capital Markets America, Inc., 3.000%, 02/24/2050	123,196	0.0
171,000	BP Capital Markets America, Inc., 3.937%, 09/21/2028	167,576	0.0
338,000	BP Capital Markets America, Inc., 4.893%, 09/11/2033	344,066	0.0
223,000	BP Capital Markets PLC, 3.279%, 09/19/2027	214,596	0.0
740,000 (3)	BP Capital Markets PLC, 4.875%, 12/31/2199	705,163	0.0
297,000 (1)	Cameron LNG LLC, 2.902%, 07/15/2031	260,782	0.0
35,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	33,080	0.0
1,269,000 (1)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	1,304,519	0.1
445,000 (1)	Columbia Pipelines Holding Co. LLC, 6.042%, 08/15/2028	459,626	0.0
636,000	ConocoPhillips Co., 5.300%, 05/15/2053	654,220	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
1,110,000	ConocoPhillips Co., 5.550%, 03/15/2054	$1,179,548	0.1
1,122,000	ConocoPhillips Co., 5.700%, 09/15/2063	1,215,988	0.1
1,717,000	Diamondback Energy, Inc., 4.250%, 03/15/2052	1,389,078	0.1
204,000	Diamondback Energy, Inc., 4.400%, 03/24/2051	169,106	0.0
96,000 (2)	Diamondback Energy, Inc., 6.250%, 03/15/2033	102,630	0.0
398,000	Enbridge, Inc., 5.700%, 03/08/2033	413,848	0.0
963,000 (3)	Enbridge, Inc. 20-A, 5.750%, 07/15/2080	890,125	0.0
572,000	Energy Transfer L.P., 4.250%, 04/01/2024	569,921	0.0
152,000	Energy Transfer L.P., 4.900%, 03/15/2035	145,030	0.0
586,000	Energy Transfer L.P., 5.000%, 05/15/2050	523,390	0.0
1,598,000	Energy Transfer L.P., 5.300%, 04/01/2044	1,473,698	0.1
831,000	Energy Transfer L.P., 5.350%, 05/15/2045	773,591	0.0
166,000	Energy Transfer L.P., 5.400%, 10/01/2047	155,038	0.0
337,000	Energy Transfer L.P., 6.000%, 06/15/2048	340,304	0.0
948,000	Energy Transfer L.P., 6.550%, 12/01/2033	1,030,139	0.1
392,000	Energy Transfer L.P. 20Y, 5.800%, 06/15/2038	394,622	0.0
1,362,000	Enterprise Products Operating LLC, 3.750%, 02/15/2025	1,344,947	0.1
1,180,000 (3)	Enterprise Products Operating LLC D, 8.638%, (TSFR3M + 3.248%), 08/16/2077	1,174,664	0.1
826,000 (2)	Equinor ASA, 3.125%, 04/06/2030	776,014	0.0
93,000	Exxon Mobil Corp., 2.995%, 08/16/2039	74,739	0.0
1,450,000	Hess Corp., 4.300%, 04/01/2027	1,435,752	0.1
984,000	Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	975,329	0.1
710,000	Kinder Morgan Energy Partners L.P., 5.000%, 03/01/2043	635,354	0.0
905,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/2044	848,773	0.0
539,000	Kinder Morgan, Inc., 4.800%, 02/01/2033	519,109	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
256,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	$228,968	0.0
740,000	Marathon Petroleum Corp., 5.125%, 12/15/2026	748,424	0.0
230,000	Marathon Petroleum Corp., 6.500%, 03/01/2041	247,520	0.0
86,000	MPLX L.P., 1.750%, 03/01/2026	80,474	0.0
1,081,000	MPLX L.P., 4.000%, 03/15/2028	1,043,089	0.1
601,000 (1)	Northern Natural Gas Co., 3.400%, 10/16/2051	424,149	0.0
218,000	Occidental Petroleum Corp., 6.125%, 01/01/2031	226,591	0.0
358,000	Occidental Petroleum Corp., 6.600%, 03/15/2046	388,102	0.0
460,000	Occidental Petroleum Corp., 7.500%, 05/01/2031	516,414	0.0
132,000	Occidental Petroleum Corp., 8.500%, 07/15/2027	144,105	0.0
893,000	ONEOK Partners L.P., 6.200%, 09/15/2043	936,482	0.1
753,000	ONEOK, Inc., 5.850%, 01/15/2026	764,549	0.0
363,000	Ovintiv, Inc., 5.650%, 05/15/2028	370,647	0.0
381,000	Ovintiv, Inc., 6.250%, 07/15/2033	394,188	0.0
933,000	Ovintiv, Inc., 7.100%, 07/15/2053	1,027,670	0.1
161,000	Phillips 66, 0.900%, 02/15/2024	160,018	0.0
33,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.300%, 01/31/2043	26,311	0.0
1,749,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/2025	1,731,350	0.1
1,497,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	1,466,936	0.1
891,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	895,237	0.0
453,000	Schlumberger Investment SA, 2.650%, 06/26/2030	407,116	0.0
102,000	Shell International Finance BV, 2.875%, 11/26/2041	77,403	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
167,000	Shell International Finance BV, 3.000%, 11/26/2051	$119,104	0.0
521,000	Targa Resources Corp., 4.950%, 04/15/2052	458,051	0.0
529,000	Targa Resources Corp., 6.250%, 07/01/2052	546,980	0.0
1,641,000	Targa Resources Corp., 6.500%, 03/30/2034	1,773,996	0.1
1,223,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	1,189,618	0.1
111,000	Transcontinental Gas Pipe Line Co. LLC, 3.250%, 05/15/2030	100,665	0.0
3,740,000	Williams Cos., Inc., 4.000%, 09/15/2025	3,673,108	0.2
243,000	Williams Cos., Inc., 5.100%, 09/15/2045	229,411	0.0
		44,116,556	1.9

	Financial: 8.0%
600,000 (1)(3)	ABN AMRO Bank NV, 3.324%, 03/13/2037	479,623	0.0
128,000	Alexandria Real Estate Equities, Inc., 3.550%, 03/15/2052	93,659	0.0
124,000	Alexandria Real Estate Equities, Inc., 5.150%, 04/15/2053	119,809	0.0
1,821,000	Alleghany Corp., 3.250%, 08/15/2051	1,380,169	0.1
929,000	Alleghany Corp., 4.900%, 09/15/2044	901,020	0.0
468,000 (3)	American Express Co., 4.990%, 05/01/2026	466,810	0.0
1,854,000 (3)	American Express Co., 5.282%, 07/27/2029	1,893,326	0.1
330,000	American Homes 4 Rent L.P., 2.375%, 07/15/2031	272,471	0.0
296,000	American Homes 4 Rent L.P., 3.625%, 04/15/2032	265,298	0.0
1,131,000	American International Group, Inc., 3.400%, 06/30/2030	1,042,641	0.1
1,414,000	American International Group, Inc., 4.200%, 04/01/2028	1,378,788	0.1
1,789,000	American International Group, Inc., 5.125%, 03/27/2033	1,816,669	0.1
244,000	American Tower Corp., 2.700%, 04/15/2031	209,688	0.0
176,000	American Tower Corp., 3.600%, 01/15/2028	167,831	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
528,000	American Tower Corp., 3.650%, 03/15/2027	$508,198	0.0
91,000	American Tower Corp., 4.400%, 02/15/2026	89,903	0.0
543,000	American Tower Corp., 5.250%, 07/15/2028	552,040	0.0
1,166,000	American Tower Corp., 5.550%, 07/15/2033	1,207,230	0.1
717,000	American Tower Corp., 5.650%, 03/15/2033	745,608	0.0
711,000	Ameriprise Financial, Inc., 5.700%, 12/15/2028	745,702	0.0
1,141,000	Assurant, Inc., 3.700%, 02/22/2030	1,029,459	0.1
795,000	AvalonBay Communities, Inc., 5.300%, 12/07/2033	827,601	0.0
849,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	844,871	0.0
800,000 (3)	Banco Bilbao Vizcaya Argentaria SA, 7.883%, 11/15/2034	870,993	0.0
1,000,000	Banco Santander SA, 2.746%, 05/28/2025	965,695	0.0
1,400,000	Banco Santander SA, 6.938%, 11/07/2033	1,555,470	0.1
4,872,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	4,465,292	0.2
343,000 (3)	Bank of America Corp., 2.299%, 07/21/2032	280,205	0.0
813,000 (3)	Bank of America Corp., 2.482%, 09/21/2036	644,349	0.0
793,000 (3)	Bank of America Corp., 2.572%, 10/20/2032	657,781	0.0
1,484,000 (3)	Bank of America Corp., 2.687%, 04/22/2032	1,253,611	0.1
3,774,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	3,557,500	0.2
468,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	447,213	0.0
1,054,000 (3)	Bank of America Corp., 3.846%, 03/08/2037	926,118	0.0
1,028,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	1,035,018	0.1
795,000 (3)	Bank of America Corp., 5.288%, 04/25/2034	797,256	0.0
3,699,000 (3)	Bank of America Corp., 5.872%, 09/15/2034	3,874,280	0.2
1,971,000 (3)	Bank of America Corp., GMTN, 3.593%, 07/21/2028	1,870,665	0.1
1,641,000 (3)	Bank of America Corp., MTN, 1.843%, 02/04/2025	1,634,731	0.1
466,000 (3)	Bank of America Corp., MTN, 1.898%, 07/23/2031	381,460	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
222,000 (3)	Bank of America Corp., MTN, 2.015%, 02/13/2026	$213,384	0.0
1,513,000 (3)	Bank of America Corp., MTN, 2.087%, 06/14/2029	1,334,257	0.1
1,120,000 (3)	Bank of America Corp., MTN, 2.551%, 02/04/2028	1,038,074	0.1
510,000 (3)	Bank of America Corp., MTN, 2.972%, 02/04/2033	434,126	0.0
1,054,000 (3)	Bank of America Corp., MTN, 3.194%, 07/23/2030	956,570	0.0
1,114,000 (3)	Bank of America Corp., MTN, 4.271%, 07/23/2029	1,076,426	0.1
474,000 (3)	Bank of America Corp. N, 1.658%, 03/11/2027	438,680	0.0
930,000 (3)	Bank of America Corp. N, 2.651%, 03/11/2032	785,724	0.0
2,083,000 (3)	Bank of America Corp. RR, 4.375%, 12/31/2199	1,861,632	0.1
247,000 (3)	Bank of New York Mellon Corp., MTN, 6.474%, 10/25/2034	273,706	0.0
1,801,000 (3)	Bank of Nova Scotia, 4.588%, 05/04/2037	1,612,521	0.1
1,417,000	Bank of Nova Scotia, 5.650%, 02/01/2034	1,470,142	0.1
1,396,000 (1)	Banque Federative du Credit Mutuel SA, 4.935%, 01/26/2026	1,391,874	0.1
553,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	481,528	0.0
1,546,000 (1)	Blackstone Holdings Finance Co. LLC, 2.000%, 01/30/2032	1,217,270	0.1
231,000 (1)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	198,064	0.0
892,000	Blue Owl Credit Income Corp., 7.750%, 09/16/2027	920,472	0.0
874,000 (1)(3)	BNP Paribas SA, 5.894%, 12/05/2034	913,780	0.0
1,229,000	Brookfield Finance, Inc., 3.625%, 02/15/2052	877,894	0.0
1,385,000 (1)(3)	CaixaBank SA, 6.840%, 09/13/2034	1,463,914	0.1
1,002,000	Camden Property Trust, 5.850%, 11/03/2026	1,032,701	0.1
1,042,000	Canadian Imperial Bank of Commerce, 6.092%, 10/03/2033	1,112,591	0.1

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
713,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	$641,711	0.0
1,164,000 (3)	Charles Schwab Corp., 5.643%, 05/19/2029	1,194,644	0.1
560,000 (3)	Charles Schwab Corp. H, 4.000%, 12/31/2199	442,994	0.0
551,000	CI Financial Corp., 4.100%, 06/15/2051	324,033	0.0
701,000 (3)	Citizens Bank NA/ Providence RI, 4.575%, 08/09/2028	665,917	0.0
1,284,000	Citizens Financial Group, Inc., 2.500%, 02/06/2030	1,076,567	0.1
1,725,000 (3)	Citizens Financial Group, Inc., 5.641%, 05/21/2037	1,590,858	0.1
745,000 (1)	Commonwealth Bank of Australia, 3.743%, 09/12/2039	587,838	0.0
1,250,000	Corebridge Financial, Inc., 3.850%, 04/05/2029	1,179,118	0.1
1,084,000	Corebridge Financial, Inc., 3.900%, 04/05/2032	980,679	0.0
914,000	Corebridge Financial, Inc., 5.750%, 01/15/2034	934,947	0.0
819,000 (1)	Corebridge Financial, Inc., 6.050%, 09/15/2033	854,033	0.0
1,754,000 (3)	Corebridge Financial, Inc., 6.875%, 12/15/2052	1,750,419	0.1
738,000	Credit Suisse AG/ New York NY, 1.250%, 08/07/2026	669,783	0.0
1,030,000	Credit Suisse AG/ New York NY, 5.000%, 07/09/2027	1,030,806	0.1
724,000	Crown Castle, Inc., 2.100%, 04/01/2031	590,088	0.0
222,000	Crown Castle, Inc., 2.500%, 07/15/2031	185,285	0.0
437,000	Crown Castle, Inc., 2.900%, 03/15/2027	408,961	0.0
1,293,000	Crown Castle, Inc., 4.800%, 09/01/2028	1,277,139	0.1
328,000 (2)	Crown Castle, Inc., 5.100%, 05/01/2033	324,947	0.0
647,000	Crown Castle, Inc., 5.600%, 06/01/2029	662,079	0.0
559,000	Crown Castle, Inc., 5.800%, 03/01/2034	578,950	0.0
747,000	CubeSmart L.P., 2.250%, 12/15/2028	660,342	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
813,000 (1)(3)	Depository Trust & Clearing Corp. D, 3.375%, 12/31/2199	$636,173	0.0
1,050,000 (3)	Discover Financial Services, 7.964%, 11/02/2034	1,168,520	0.1
595,000	Extra Space Storage L.P., 4.000%, 06/15/2029	567,844	0.0
749,000 (3)	Fifth Third Bancorp, 6.339%, 07/27/2029	780,151	0.0
2,891,000	First Horizon Bank, 5.750%, 05/01/2030	2,728,359	0.1
1,056,000 (3)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	1,121,222	0.1
498,000	Hartford Financial Services Group, Inc., 5.950%, 10/15/2036	530,519	0.0
2,091,000 (1)(3)	Hartford Financial Services Group, Inc. ICON, 7.766%, (TSFR3M + 2.387%), 02/12/2067	1,796,685	0.1
1,270,000	Healthpeak OP LLC, 5.250%, 12/15/2032	1,284,832	0.1
1,070,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	981,856	0.0
1,875,000 (3)	HSBC Holdings PLC, 2.206%, 08/17/2029	1,637,985	0.1
1,331,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,298,133	0.1
1,257,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	1,219,302	0.1
551,000 (3)	Huntington Bancshares, Inc., 2.487%, 08/15/2036	417,200	0.0
561,000 (3)	Huntington Bancshares, Inc., 6.208%, 08/21/2029	578,802	0.0
290,000	Huntington National Bank, 5.650%, 01/10/2030	292,786	0.0
771,000 (1)	Intact Financial Corp., 5.459%, 09/22/2032	773,329	0.0
1,398,000	Intercontinental Exchange, Inc., 2.100%, 06/15/2030	1,210,129	0.1
600,000	Invitation Homes Operating Parternship L.P., 5.450%, 08/15/2030	605,333	0.0
306,000	Invitation Homes Operating Parternship L.P., 5.500%, 08/15/2033	306,723	0.0
382,000	Invitation Homes Operating Partnership L.P., 2.000%, 08/15/2031	304,251	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
2,109,000	Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	$1,871,579	0.1
326,000 (2)	Invitation Homes Operating Partnership L.P., 4.150%, 04/15/2032	299,847	0.0
740,000	Jones Lang LaSalle, Inc., 6.875%, 12/01/2028	784,167	0.0
1,325,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	1,294,264	0.1
1,747,000 (3)	JPMorgan Chase & Co., 1.040%, 02/04/2027	1,606,285	0.1
968,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	877,408	0.0
978,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	902,900	0.0
1,943,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	1,723,739	0.1
524,000 (3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	479,500	0.0
299,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	289,707	0.0
2,796,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	2,631,808	0.1
1,552,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,471,723	0.1
451,000 (3)	JPMorgan Chase & Co., 4.452%, 12/05/2029	442,305	0.0
1,094,000 (3)	JPMorgan Chase & Co., 6.254%, 10/23/2034	1,186,518	0.1
562,000	KeyBank NA/ Cleveland OH, 4.900%, 08/08/2032	496,729	0.0
1,192,000 (3)	KeyCorp, MTN, 4.789%, 06/01/2033	1,095,221	0.1
427,000	Kite Realty Group L.P., 4.000%, 10/01/2026	403,930	0.0
779,000 (1)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	562,543	0.0
2,704,000 (3)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	2,716,163	0.1
1,203,000	Marsh & McLennan Cos., Inc., 5.400%, 09/15/2033	1,267,552	0.1
1,140,000	Marsh & McLennan Cos., Inc., 5.700%, 09/15/2053	1,241,494	0.1
1,590,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	1,465,621	0.1
1,056,000 (3)	Morgan Stanley, 2.188%, 04/28/2026	1,014,907	0.1
510,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	473,587	0.0
1,608,000 (3)	Morgan Stanley, 3.591%, 07/22/2028	1,536,007	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
1,009,000 (3)	Morgan Stanley, 5.297%, 04/20/2037	$982,348	0.0
2,183,000 (3)	Morgan Stanley, 5.948%, 01/19/2038	2,208,605	0.1
370,000 (3)	Morgan Stanley, 6.296%, 10/18/2028	387,791	0.0
2,535,000 (3)	Morgan Stanley, 6.627%, 11/01/2034	2,808,016	0.1
610,000 (3)	Morgan Stanley, GMTN, 0.791%, 01/22/2025	608,222	0.0
2,682,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	2,450,961	0.1
529,000	Morgan Stanley, GMTN, 3.875%, 01/27/2026	518,367	0.0
631,000 (3)	Morgan Stanley, MTN, 2.720%, 07/22/2025	620,671	0.0
2,692,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	2,578,546	0.1
1,320,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	1,328,326	0.1
1,308,000 (3)	Morgan Stanley, MTN, 5.250%, 04/21/2034	1,308,481	0.1
291,000 (3)	Morgan Stanley, MTN, 5.424%, 07/21/2034	295,471	0.0
1,355,000	National Bank of Canada, 5.600%, 12/18/2028	1,390,166	0.1
1,064,000 (3)	NatWest Group PLC, 5.808%, 09/13/2029	1,091,975	0.1
276,000 (1)	New York Life Insurance Co., 3.750%, 05/15/2050	221,226	0.0
595,000 (3)	Northern Trust Corp., 3.375%, 05/08/2032	550,697	0.0
282,000 (1)	Northwestern Mutual Life Insurance Co., 3.450%, 03/30/2051	210,986	0.0
3,894,000 (3)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	3,325,082	0.2
290,000	Piedmont Operating Partnership L.P., 2.750%, 04/01/2032	201,797	0.0
529,000 (3)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	502,292	0.0
2,149,000 (3)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	2,008,601	0.1
398,000	Realty Income Corp., 3.950%, 08/15/2027	387,250	0.0
3,380,000	Rexford Industrial Realty L.P., 2.150%, 09/01/2031	2,710,960	0.1
440,000	Sabra Health Care L.P., 3.200%, 12/01/2031	360,336	0.0
640,000 (3)	Santander UK Group Holdings PLC, 2.469%, 01/11/2028	583,751	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
672,000	Sixth Street Specialty Lending, Inc., 6.950%, 08/14/2028	$692,938	0.0
1,164,000 (3)	State Street Corp., 5.684%, 11/21/2029	1,204,250	0.1
1,858,000 (3)	State Street Corp., 6.123%, 11/21/2034	1,973,266	0.1
389,000 (1)	Teachers Insurance & Annuity Association of America, 3.300%, 05/15/2050	287,523	0.0
571,000 (1)	Teachers Insurance & Annuity Association of America, 4.900%, 09/15/2044	540,428	0.0
874,000 (3)	Truist Financial Corp., 6.296%, (TSFR3M + 0.912%), 03/15/2028	796,327	0.0
459,000 (3)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	420,386	0.0
862,000 (3)	Truist Financial Corp., MTN, 4.916%, 07/28/2033	803,191	0.0
4,036,000 (3)	Truist Financial Corp., MTN, 5.867%, 06/08/2034	4,119,917	0.2
672,000 (3)	Truist Financial Corp. N, 4.800%, 12/31/2199	619,479	0.0
773,000 (3)	Truist Financial Corp. Q, 5.100%, 12/31/2199	704,361	0.0
2,983,000	UBS AG, 5.125%, 05/15/2024	2,962,092	0.1
750,000 (1)(3)	UBS Group AG, 1.364%, 01/30/2027	688,045	0.0
1,441,000 (1)(3)	UBS Group AG, 6.301%, 09/22/2034	1,526,533	0.1
253,000 (1)(2)(3)	UBS Group AG, 9.250%, 12/31/2199	281,024	0.0
769,000 (1)(3)	UBS Group AG, 9.250%, 12/31/2199	831,502	0.0
1,308,000 (3)	US Bancorp, MTN, 4.967%, 07/22/2033	1,240,655	0.1
1,310,000 (3)	Wells Fargo & Co., 5.389%, 04/24/2034	1,316,454	0.1
2,938,000 (3)	Wells Fargo & Co., 6.491%, 10/23/2034	3,197,913	0.1
363,000 (3)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	349,531	0.0
402,000 (3)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	383,705	0.0
430,000 (3)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	425,676	0.0
426,000	Weyerhaeuser Co., 4.750%, 05/15/2026	424,210	0.0
		185,779,487	8.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: 2.1%
583,000	Avnet, Inc., 5.500%, 06/01/2032	$577,350	0.0
677,000	Avnet, Inc., 6.250%, 03/15/2028	701,811	0.0
1,448,000	Berry Global, Inc., 1.650%, 01/15/2027	1,304,730	0.1
1,555,000 (2)	Boeing Co., 3.250%, 02/01/2028	1,476,273	0.1
438,000	Boeing Co., 3.250%, 02/01/2035	369,673	0.0
335,000	Boeing Co., 3.625%, 02/01/2031	311,307	0.0
208,000	Boeing Co., 3.850%, 11/01/2048	161,896	0.0
755,000	Boeing Co., 4.875%, 05/01/2025	751,853	0.0
964,000	Boeing Co., 5.150%, 05/01/2030	981,907	0.1
279,000	Boeing Co., 5.705%, 05/01/2040	288,756	0.0
1,184,000	Boeing Co., 5.805%, 05/01/2050	1,226,922	0.1
770,000	Boeing Co., 5.930%, 05/01/2060	798,708	0.0
1,473,000	Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	1,254,031	0.1
277,000	Burlington Northern Santa Fe LLC, 4.400%, 03/15/2042	256,189	0.0
9,000	Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	8,374	0.0
133,000	Burlington Northern Santa Fe LLC, 5.150%, 09/01/2043	136,244	0.0
1,152,000	Burlington Northern Santa Fe LLC, 5.200%, 04/15/2054	1,200,331	0.1
571,000	Canadian Pacific Railway Co., 2.875%, 11/15/2029	514,720	0.0
220,000	Carrier Global Corp., 2.722%, 02/15/2030	196,934	0.0
351,000 (1)	Carrier Global Corp., 5.900%, 03/15/2034	379,784	0.0
1,384,000	CNH Industrial Capital LLC, 5.500%, 01/12/2029	1,427,362	0.1
386,000	FedEx Corp., 4.550%, 04/01/2046	346,290	0.0
635,000	Fortune Brands Innovations, Inc., 5.875%, 06/01/2033	663,830	0.0
1,320,000	GATX Corp., 6.900%, 05/01/2034	1,454,081	0.1
1,446,000	HEICO Corp., 5.250%, 08/01/2028	1,477,378	0.1
491,000	Ingersoll Rand, Inc., 5.700%, 08/14/2033	519,713	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
2,285,000	John Deere Capital Corp., MTN, 4.700%, 06/10/2030	$2,323,354	0.1
752,000 (2)	John Deere Capital Corp., MTN, 4.750%, 01/20/2028	764,872	0.0
901,000	Lennox International, Inc., 5.500%, 09/15/2028	925,883	0.0
473,000	Lockheed Martin Corp., 4.750%, 02/15/2034	481,663	0.0
897,000	Lockheed Martin Corp., 5.200%, 02/15/2055	942,407	0.0
286,000	Lockheed Martin Corp., 5.900%, 11/15/2063	334,365	0.0
565,000 (2)	Mohawk Industries, Inc., 5.850%, 09/18/2028	586,199	0.0
491,000	Nordson Corp., 5.600%, 09/15/2028	509,537	0.0
354,000	Norfolk Southern Corp., 2.550%, 11/01/2029	318,267	0.0
585,000	Norfolk Southern Corp., 5.050%, 08/01/2030	599,466	0.0
464,000	Norfolk Southern Corp., 5.550%, 03/15/2034	490,293	0.0
1,583,000	Norfolk Southern Corp., 5.950%, 03/15/2064	1,768,490	0.1
635,000	Otis Worldwide Corp., 5.250%, 08/16/2028	653,105	0.0
658,000	Packaging Corp. of America, 5.700%, 12/01/2033	693,060	0.0
1,273,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.200%, 11/15/2025	1,180,983	0.1
1,634,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 1.700%, 06/15/2026	1,502,826	0.1
1,987,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.200%, 06/15/2030	2,087,338	0.1
1,643,000	Raytheon Technologies Corp., 4.450%, 11/16/2038	1,513,023	0.1
2,277,000	Raytheon Technologies Corp., 4.500%, 06/01/2042	2,070,607	0.1
17,000	Raytheon Technologies Corp., 4.800%, 12/15/2043	15,841	0.0
654,000	Republic Services, Inc., 5.000%, 12/15/2033	668,002	0.0
688,000	Ryder System, Inc., 6.300%, 12/01/2028	730,109	0.0
861,000	Ryder System, Inc., 6.600%, 12/01/2033	955,216	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,055,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	$1,069,677	0.1
1,052,000 (1)	Sealed Air Corp., 1.573%, 10/15/2026	948,038	0.1
2,250,000 (1)	TTX Co., 3.600%, 01/15/2025	2,203,608	0.1
26,000	Union Pacific Corp., 3.550%, 05/20/2061	19,555	0.0
436,000	Union Pacific Corp., 3.799%, 10/01/2051	365,419	0.0
204,000	Union Pacific Corp., 3.839%, 03/20/2060	166,708	0.0
52,000	Union Pacific Corp., 3.950%, 08/15/2059	42,533	0.0
347,000 (1)	Veralto Corp., 5.450%, 09/18/2033	359,658	0.0
272,000	Waste Management, Inc., 2.000%, 06/01/2029	242,299	0.0
510,000	Waste Management, Inc., 4.625%, 02/15/2030	516,117	0.0
349,000	Waste Management, Inc., 4.875%, 02/15/2029	357,376	0.0
1,764,000	Waste Management, Inc., 4.875%, 02/15/2034	1,800,308	0.1
		48,992,649	2.1

	Technology: 1.6%
1,280,000	Advanced Micro Devices, Inc., 3.924%, 06/01/2032	1,238,643	0.1
1,460,000	Advanced Micro Devices, Inc., 4.393%, 06/01/2052	1,386,059	0.1
242,000	Apple, Inc., 2.700%, 08/05/2051	166,634	0.0
870,000	Apple, Inc., 2.850%, 08/05/2061	595,373	0.0
148,000	Apple, Inc., 3.850%, 08/04/2046	128,800	0.0
308,000	Apple, Inc., 4.100%, 08/08/2062	274,686	0.0
64,000	Apple, Inc., 4.375%, 05/13/2045	60,773	0.0
176,000	Apple, Inc., 4.650%, 02/23/2046	173,825	0.0
2,188,000 (1)	Broadcom, Inc., 3.187%, 11/15/2036	1,774,263	0.1
3,705,000 (1)	Broadcom, Inc., 4.926%, 05/15/2037	3,587,876	0.2
637,000	Concentrix Corp., 6.600%, 08/02/2028	655,813	0.0
1,578,000	Concentrix Corp., 6.850%, 08/02/2033	1,624,155	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
522,000	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	$534,487	0.0
1,182,000	Fiserv, Inc., 5.625%, 08/21/2033	1,238,855	0.1
740,000	HP, Inc., 2.650%, 06/17/2031	630,234	0.0
464,000	Intel Corp., 2.800%, 08/12/2041	347,836	0.0
109,000	Intel Corp., 3.700%, 07/29/2025	107,310	0.0
41,000 (2)	Intel Corp., 5.200%, 02/10/2033	42,851	0.0
1,144,000	Intel Corp., 5.700%, 02/10/2053	1,237,980	0.1
1,846,000	International Business Machines Corp., 3.500%, 05/15/2029	1,761,321	0.1
132,000	International Business Machines Corp., 4.150%, 07/27/2027	130,494	0.0
1,909,000	Intuit, Inc., 5.125%, 09/15/2028	1,974,397	0.1
1,599,000	Intuit, Inc., 5.200%, 09/15/2033	1,674,811	0.1
2,077,000	Intuit, Inc., 5.500%, 09/15/2053	2,273,519	0.1
783,000	KLA Corp., 5.250%, 07/15/2062	817,796	0.0
674,000	Marvell Technology, Inc., 5.750%, 02/15/2029	696,843	0.0
1,342,000 (1)	Microsoft Corp., 2.500%, 09/15/2050	907,496	0.0
458,000	Microsoft Corp., 2.525%, 06/01/2050	313,062	0.0
613,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 05/11/2041	469,068	0.0
141,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.400%, 05/01/2030	129,691	0.0
233,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 5.000%, 01/15/2033	233,479	0.0
2,227,000	Oracle Corp., 2.300%, 03/25/2028	2,030,558	0.1
194,000	Oracle Corp., 2.800%, 04/01/2027	183,086	0.0
167,000	Oracle Corp., 2.950%, 05/15/2025	162,199	0.0
397,000	Oracle Corp., 3.250%, 11/15/2027	377,113	0.0
982,000	Oracle Corp., 3.650%, 03/25/2041	779,949	0.0
1,240,000	Oracle Corp., 3.800%, 11/15/2037	1,055,010	0.0
146,000	Oracle Corp., 3.850%, 07/15/2036	127,343	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
167,000	Oracle Corp., 3.850%, 04/01/2060	$121,253	0.0
212,000	Oracle Corp., 4.300%, 07/08/2034	198,154	0.0
928,000	Oracle Corp., 6.900%, 11/09/2052	1,090,266	0.1
1,720,000	QUALCOMM, Inc., 6.000%, 05/20/2053	1,980,983	0.1
322,000	Texas Instruments, Inc., 3.875%, 03/15/2039	297,440	0.0
776,000	Texas Instruments, Inc., 5.000%, 03/14/2053	795,391	0.0
1,441,000	Texas Instruments, Inc., 5.050%, 05/18/2063	1,478,021	0.1
		37,865,196	1.6

	Utilities: 3.7%
1,178,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	1,145,018	0.1
1,050,000	AES Corp., 1.375%, 01/15/2026	972,000	0.1
1,190,000	AES Corp., 2.450%, 01/15/2031	1,000,505	0.1
866,000 (1)	AES Corp., 3.950%, 07/15/2030	801,692	0.0
936,000	AES Corp., 5.450%, 06/01/2028	952,178	0.1
133,000	Alabama Power Co., 3.750%, 03/01/2045	108,363	0.0
521,000	Alabama Power Co., 5.850%, 11/15/2033	560,579	0.0
137,000	Alabama Power Co. A, 4.300%, 07/15/2048	119,029	0.0
99,000 (1)	Alliant Energy Finance LLC, 3.600%, 03/01/2032	86,974	0.0
1,091,000	Ameren Corp., 5.000%, 01/15/2029	1,096,672	0.1
494,000 (1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	418,232	0.0
1,354,000 (1)	American Transmission Systems, Inc., 5.000%, 09/01/2044	1,259,395	0.1
181,000	Appalachian Power Co., 3.400%, 06/01/2025	176,942	0.0
252,000	Appalachian Power Co. Y, 4.500%, 03/01/2049	213,102	0.0
164,000	Avangrid, Inc., 3.150%, 12/01/2024	160,368	0.0
318,000	Avangrid, Inc., 3.200%, 04/15/2025	309,160	0.0
819,000	Avangrid, Inc., 3.800%, 06/01/2029	772,802	0.0
573,000	Black Hills Corp., 3.050%, 10/15/2029	515,429	0.0
528,000 (3)	CMS Energy Corp., 3.750%, 12/01/2050	419,319	0.0
1,340,000 (3)	CMS Energy Corp., 4.750%, 06/01/2050	1,213,445	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
154,000	Commonwealth Edison Co., 5.900%, 03/15/2036	$166,701	0.0
464,000	Consolidated Edison Co. of New York, Inc., 5.500%, 03/15/2034	486,972	0.0
638,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	703,109	0.0
393,000	Consolidated Edison Co. of New York, Inc. 05-A, 5.300%, 03/01/2035	401,321	0.0
1,295,000	Consumers Energy Co., 4.900%, 02/15/2029	1,318,842	0.1
77,000 (3)	Dominion Energy, Inc., 3.071%, 08/15/2024	75,756	0.0
1,144,000	Dominion Energy, Inc., 5.375%, 11/15/2032	1,175,572	0.1
184,000 (3)	Dominion Energy, Inc. C, 4.350%, 12/31/2199	164,076	0.0
398,000	Duke Energy Carolinas LLC, 2.550%, 04/15/2031	345,636	0.0
129,000	Duke Energy Carolinas LLC, 3.750%, 06/01/2045	103,589	0.0
1,169,000	Duke Energy Carolinas LLC, 3.875%, 03/15/2046	950,215	0.1
925,000	Duke Energy Carolinas LLC, 4.000%, 09/30/2042	794,748	0.0
70,000	Duke Energy Carolinas LLC, 4.250%, 12/15/2041	62,008	0.0
993,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	1,019,425	0.1
135,000	Duke Energy Carolinas LLC, 6.450%, 10/15/2032	148,777	0.0
50,000	Duke Energy Corp., 3.150%, 08/15/2027	47,286	0.0
360,000 (3)	Duke Energy Corp., 4.875%, 12/31/2199	355,351	0.0
915,000	Duke Energy Florida LLC, 2.400%, 12/15/2031	772,656	0.0
418,000	Duke Energy Florida LLC, 5.875%, 11/15/2033	450,844	0.0
572,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	626,980	0.0
227,000	Duke Energy Ohio, Inc., 3.700%, 06/15/2046	178,126	0.0
119,000	Duke Energy Ohio, Inc., 4.300%, 02/01/2049	101,636	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
471,000	Duke Energy Progress LLC, 3.700%, 10/15/2046	$367,688	0.0
196,000	Duke Energy Progress LLC, 4.100%, 05/15/2042	169,509	0.0
183,000	Duke Energy Progress LLC, 4.100%, 03/15/2043	156,560	0.0
1,227,000	Duke Energy Progress LLC, 4.200%, 08/15/2045	1,051,846	0.1
477,000 (1)	Duquesne Light Holdings, Inc., 2.532%, 10/01/2030	397,443	0.0
726,000	Entergy Arkansas LLC, 2.650%, 06/15/2051	457,535	0.0
438,000	Entergy Arkansas LLC, 4.200%, 04/01/2049	376,045	0.0
399,000	Entergy Arkansas LLC, 5.150%, 01/15/2033	407,171	0.0
1,599,000	Entergy Corp., 0.900%, 09/15/2025	1,487,635	0.1
733,000	Entergy Corp., 2.400%, 06/15/2031	614,009	0.0
410,000	Entergy Corp., 2.800%, 06/15/2030	361,069	0.0
925,000	Entergy Mississippi LLC, 5.000%, 09/01/2033	932,372	0.0
1,069,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	757,081	0.0
1,000,000	Evergy Kansas Central, Inc., 5.700%, 03/15/2053	1,046,999	0.1
373,000	Evergy Kansas Central, Inc., 5.900%, 11/15/2033	399,280	0.0
1,298,000	Eversource Energy, 2.900%, 03/01/2027	1,229,520	0.1
391,000	Eversource Energy, 5.125%, 05/15/2033	393,297	0.0
784,000	Eversource Energy, 5.450%, 03/01/2028	806,169	0.0
853,000	Eversource Energy, 5.950%, 02/01/2029	894,021	0.0
1,341,000	Eversource Energy U, 1.400%, 08/15/2026	1,223,969	0.1
351,000	Exelon Corp., 4.950%, 06/15/2035	338,944	0.0
1,257,000	Exelon Corp., 5.150%, 03/15/2028	1,278,651	0.1
12,000	Florida Power & Light Co., 2.875%, 12/04/2051	8,333	0.0
601,000	Florida Power & Light Co., 4.625%, 05/15/2030	605,514	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
420,000	Florida Power & Light Co., 4.800%, 05/15/2033	$425,063	0.0
120,000	Florida Power & Light Co., 5.400%, 09/01/2035	122,291	0.0
73,000	Florida Power & Light Co., 5.650%, 02/01/2037	77,938	0.0
514,000	Georgia Power Co., 4.650%, 05/16/2028	518,323	0.0
1,480,000	Georgia Power Co. A, 2.200%, 09/15/2024	1,443,278	0.1
119,000	Iberdrola International BV, 5.810%, 03/15/2025	119,637	0.0
1,027,000	Idaho Power Co., MTN, 5.800%, 04/01/2054	1,101,746	0.1
87,000	Indiana Michigan Power Co., 3.850%, 05/15/2028	84,061	0.0
272,000	Indiana Michigan Power Co., 5.625%, 04/01/2053	286,062	0.0
108,000	Indiana Michigan Power Co., 6.050%, 03/15/2037	115,630	0.0
2,494,000	Interstate Power and Light Co., 3.250%, 12/01/2024	2,444,770	0.1
230,000	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	212,946	0.0
285,000 (1)	Jersey Central Power & Light Co., 2.750%, 03/01/2032	240,843	0.0
2,755,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/2026	2,697,159	0.1
375,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	389,797	0.0
375,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	390,874	0.0
651,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	635,727	0.0
54,000	MidAmerican Energy Co., 4.800%, 09/15/2043	51,041	0.0
315,000	Mississippi Power Co., 4.750%, 10/15/2041	276,495	0.0
2,769,000	Mississippi Power Co. 12-A, 4.250%, 03/15/2042	2,365,991	0.1
986,000 (1)	Monongahela Power Co., 3.550%, 05/15/2027	944,744	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
982,000 (1)	Monongahela Power Co., 5.850%, 02/15/2034	$1,031,620	0.1
185,000 (1)	Narragansett Electric Co., 3.395%, 04/09/2030	168,591	0.0
1,465,000	National Rural Utilities Cooperative Finance Corp., 2.400%, 03/15/2030	1,273,427	0.1
737,000	National Rural Utilities Cooperative Finance Corp., 2.750%, 04/15/2032	621,449	0.0
124,000	National Rural Utilities Cooperative Finance Corp., 3.400%, 02/07/2028	118,946	0.0
157,000	National Rural Utilities Cooperative Finance Corp., 4.023%, 11/01/2032	146,619	0.0
271,000	National Rural Utilities Cooperative Finance Corp., 4.150%, 12/15/2032	257,308	0.0
349,000 (3)	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/2046	335,634	0.0
625,000	National Rural Utilities Cooperative Finance Corp., 5.800%, 01/15/2033	662,304	0.0
647,000 (3)	National Rural Utilities Cooperative Finance Corp., 7.125%, 09/15/2053	668,462	0.0
1,111,000 (3)	National Rural Utilities Cooperative Finance Corp., 8.562%, (TSFR3M + 3.172%), 04/30/2043	1,101,987	0.1
368,000	Nevada Power Co., 6.000%, 03/15/2054	404,472	0.0
378,000 (1)	New York State Electric & Gas Corp., 3.250%, 12/01/2026	356,504	0.0
1,161,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	1,068,392	0.1
1,194,000 (3)	NextEra Energy Capital Holdings, Inc., 3.800%, 03/15/2082	1,017,315	0.1
947,000	NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/2024	938,373	0.1
183,000	NextEra Energy Capital Holdings, Inc., 4.450%, 06/20/2025	181,428	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
1,160,000	NextEra Energy Capital Holdings, Inc., 6.051%, 03/01/2025	$1,171,055	0.1
517,000	NSTAR Electric Co., 1.950%, 08/15/2031	423,755	0.0
935,000	ONE Gas, Inc., 1.100%, 03/11/2024	926,835	0.0
122,000	Pacific Gas and Electric Co., 3.250%, 06/01/2031	105,770	0.0
796,000	Pacific Gas and Electric Co., 4.300%, 03/15/2045	625,080	0.0
704,000	Pacific Gas and Electric Co., 4.450%, 04/15/2042	569,797	0.0
398,000	PacifiCorp, 4.100%, 02/01/2042	330,592	0.0
133,000	PECO Energy Co., 2.850%, 09/15/2051	89,924	0.0
474,000 (1)	Pennsylvania Electric Co., 5.150%, 03/30/2026	473,668	0.0
216,000	Public Service Co. of Oklahoma J, 2.200%, 08/15/2031	179,203	0.0
188,000	Public Service Co. of Oklahoma K, 3.150%, 08/15/2051	129,062	0.0
672,000	Public Service Electric and Gas Co., 5.450%, 08/01/2053	726,447	0.0
51,000	Public Service Electric and Gas Co., MTN, 3.000%, 05/15/2027	48,580	0.0
1,453,000	Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	1,223,190	0.1
900,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	937,497	0.0
943,000	San Diego Gas & Electric Co., 4.950%, 08/15/2028	963,013	0.1
1,785,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	1,436,068	0.1
767,000	Southern Co., 5.113%, 08/01/2027	777,961	0.0
1,456,000 (3)	Southern Co. 21-A, 3.750%, 09/15/2051	1,329,339	0.1
1,714,000 (3)	Southern Co. B, 4.000%, 01/15/2051	1,632,941	0.1
374,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	374,311	0.0
1,474,000	Southwestern Electric Power Co. N, 1.650%, 03/15/2026	1,373,169	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
570,000	Tampa Electric Co., 4.350%, 05/15/2044	$490,267	0.0
512,000	Virginia Electric and Power Co., 5.450%, 04/01/2053	528,157	0.0
563,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	597,675	0.0
416,000	Virginia Electric and Power Co. A, 3.800%, 04/01/2028	403,818	0.0
1,655,000	WEC Energy Group, Inc., 1.375%, 10/15/2027	1,463,965	0.1
389,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	346,371	0.0
248,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	247,605	0.0
339,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	344,161	0.0
847,000	Wisconsin Electric Power Co., 1.700%, 06/15/2028	753,718	0.0
		84,831,731	3.7
	Total Corporate Bonds/Notes (Cost $604,993,352)	601,009,978	25.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 21.5%
	Federal Home Loan Mortgage Corporation: 2.2%(4)
230,318	2.500%, 05/01/2030	216,672	0.0
433,635	2.500%, 05/01/2030	407,736	0.0
570,725	2.500%, 06/01/2030	542,214	0.0
1,736,161	3.000%, 03/01/2045	1,590,017	0.1
2,289,517	3.000%, 03/01/2045	2,102,497	0.1
1,881,083	3.000%, 04/01/2045	1,722,744	0.1
1,973,586	3.000%, 04/01/2045	1,807,470	0.1
3,472,944	3.000%, 10/01/2046	3,162,713	0.2
4,453,593	3.000%, 10/01/2046	4,070,496	0.2
4,933,104	3.000%, 03/01/2048	4,496,170	0.2
672,795	3.500%, 08/01/2042	633,763	0.0
1,881,032	3.500%, 03/01/2045	1,766,081	0.1
332,532	3.500%, 04/01/2045	312,035	0.0
796,898	3.500%, 05/01/2045	748,552	0.1
346,780	3.500%, 06/01/2045	325,742	0.0
464,712	3.500%, 07/01/2045	435,203	0.0
531,197	3.500%, 07/01/2045	498,701	0.0
259,527	3.500%, 08/01/2045	243,782	0.0
388,852	3.500%, 08/01/2045	364,591	0.0
455,667	3.500%, 08/01/2045	428,021	0.0
489,147	3.500%, 08/01/2045	458,841	0.0
788,290	3.500%, 08/01/2045	740,317	0.0
523,070	3.500%, 09/01/2045	491,337	0.0
722,487	3.500%, 09/01/2045	677,410	0.0
1,003,396	3.500%, 11/01/2045	942,393	0.1
3,412,372	3.500%, 12/01/2046	3,190,322	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
8,858,585	3.500%, 03/01/2048	$8,324,797	0.4
516,242	4.000%, 10/01/2041	499,638	0.0
547,673	4.000%, 12/01/2041	530,145	0.0
137,348	4.000%, 07/01/2045	132,651	0.0
77,797	4.000%, 09/01/2045	74,775	0.0
667,281	4.000%, 09/01/2045	643,220	0.0
1,125,460	4.000%, 09/01/2045	1,086,971	0.1
1,407,152	4.000%, 09/01/2045	1,359,029	0.1
617,058	4.000%, 05/01/2047	598,495	0.0
185,768	4.000%, 11/01/2047	178,063	0.0
177,241	4.000%, 03/01/2048	171,178	0.0
764,846	4.000%, 06/01/2048	742,467	0.1
3,343	4.500%, 06/01/2039	3,345	0.0
9,919	4.500%, 09/01/2040	9,912	0.0
33,980	4.500%, 03/01/2041	33,998	0.0
153,924	4.500%, 08/01/2041	153,894	0.0
269,889	4.500%, 08/01/2041	270,030	0.0
105,590	4.500%, 09/01/2041	105,635	0.0
126,829	4.500%, 09/01/2041	126,895	0.0
262,856	4.500%, 09/01/2041	262,994	0.0
683,671	4.500%, 09/01/2041	683,184	0.0
10,273	5.000%, 05/01/2028	10,279	0.0
54,586	5.000%, 05/01/2035	55,568	0.0
147,459	5.000%, 01/01/2041	150,017	0.0
83,472	5.000%, 04/01/2041	84,979	0.0
1,531 (3)	5.250%, (H15T1Y + 2.250%), 04/01/2032	1,531	0.0
220,156 (3)	5.491%, (RFUCCT1Y + 1.733%), 06/01/2035	225,202	0.0
5,617	5.500%, 03/01/2034	5,795	0.0
818	5.500%, 05/01/2036	838	0.0
39,667	5.500%, 06/01/2036	40,920	0.0
4,490	5.500%, 12/01/2036	4,632	0.0
20,667	5.500%, 03/01/2037	20,788	0.0
5,604	5.500%, 04/01/2037	5,782	0.0
33,567	5.500%, 05/01/2037	34,629	0.0
58,910	5.500%, 07/01/2037	60,778	0.0
7,031	5.500%, 09/01/2037	7,254	0.0
6,030	5.500%, 10/01/2037	6,222	0.0
20,794	5.500%, 11/01/2037	21,452	0.0
18,590	5.500%, 12/01/2037	19,179	0.0
66,250	5.500%, 12/01/2037	68,347	0.0
3,989	5.500%, 01/01/2038	4,115	0.0
4,402	5.500%, 01/01/2038	4,541	0.0
43,963	5.500%, 02/01/2038	45,354	0.0
59,963	5.500%, 02/01/2038	61,865	0.0
42,993	5.500%, 03/01/2038	44,354	0.0
52,721	5.500%, 04/01/2038	54,390	0.0
4,477	5.500%, 05/01/2038	4,619	0.0
45,110	5.500%, 05/01/2038	46,540	0.0
33,354	5.500%, 06/01/2038	34,240	0.0
114,879	5.500%, 06/01/2038	118,523	0.0
104,727	5.500%, 07/01/2038	108,042	0.0
4,758	5.500%, 08/01/2038	4,884	0.0
21,682	5.500%, 08/01/2038	22,369	0.0
24,401	5.500%, 09/01/2038	25,174	0.0
21,099	5.500%, 10/01/2038	21,767	0.0
23,548	5.500%, 10/01/2038	24,294	0.0
2,255	5.500%, 11/01/2038	2,326	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal Home Loan Mortgage Corporation (continued)
80,360	5.500%, 11/01/2038	$82,909	0.0
4,920	5.500%, 12/01/2038	5,076	0.0
8,479	5.500%, 12/01/2038	8,747	0.0
18,914	5.500%, 01/01/2039	19,513	0.0
40,537	5.500%, 03/01/2039	41,821	0.0
15,665	5.500%, 07/01/2039	16,161	0.0
10,264	5.500%, 12/01/2039	10,589	0.0
70,576	5.500%, 03/01/2040	72,811	0.0
23,052	5.500%, 08/01/2040	23,781	0.0
34,865	5.500%, 08/01/2040	35,972	0.0
45,341	5.500%, 08/01/2040	46,777	0.0
29,818 (3)	5.585%, (RFUCCT1Y + 1.345%), 09/01/2035	30,174	0.0
144,172	6.000%, 09/01/2027	146,596	0.0
3,526	6.000%, 02/01/2029	3,639	0.0
4,208	6.000%, 05/01/2035	4,383	0.0
184,385	6.000%, 03/01/2037	192,951	0.0
1,586	6.000%, 05/01/2037	1,659	0.0
22,192	6.000%, 07/01/2037	23,220	0.0
5,702	6.000%, 08/01/2037	5,964	0.0
25,632	6.000%, 08/01/2037	26,820	0.0
137,261	6.000%, 09/01/2037	143,552	0.0
378	6.000%, 10/01/2037	395	0.0
5,819	6.000%, 11/01/2037	6,087	0.0
1,762	6.000%, 12/01/2037	1,831	0.0
5,095	6.000%, 12/01/2037	5,313	0.0
142,525	6.000%, 01/01/2038	148,967	0.0
854	6.000%, 04/01/2038	892	0.0
5,372	6.000%, 06/01/2038	5,587	0.0
312	6.000%, 07/01/2038	325	0.0
10,580	6.000%, 08/01/2038	11,001	0.0
36,770	6.000%, 11/01/2038	38,320	0.0
11,450	6.000%, 05/01/2039	11,836	0.0
6,744	6.000%, 08/01/2039	7,029	0.0
1,595	6.000%, 09/01/2039	1,648	0.0
3,716 (3)	6.338%, (H15T1Y + 2.250%), 11/01/2031	3,680	0.0
420,857	6.500%, 09/01/2034	436,632	0.0
35,778 (3)	6.509%, (H15T1Y + 2.436%), 01/01/2029	35,541	0.0
		51,476,924	2.2
	Federal National Mortgage Association: 0.0%(4)
17,758 (3)	4.175%, (RFUCCT1Y + 1.675%), 02/01/2035	17,695	0.0
42,997 (3)	4.317%, (RFUCCT1Y + 1.649%), 02/01/2034	42,916	0.0
47,929 (3)	4.357%, (RFUCCT1Y + 1.553%), 04/01/2035	47,620	0.0
1,232 (3)	4.464%, (ECOFC + 1.257%), 05/01/2036	1,209	0.0
6,411 (3)	4.585%, (H15T1Y + 2.210%), 04/01/2032	6,337	0.0
21,680 (3)	4.691%, (RFUCCT6M + 1.373%), 09/01/2035	21,410	0.0
7,665 (3)	5.003%, (ECOFC + 1.927%), 12/01/2036	7,586	0.0
225,173 (3)	5.555%, (H15T1Y + 1.805%), 08/01/2035	223,713	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association (continued)
10,606 (3)	5.716%, (RFUCCT1Y + 1.467%), 08/01/2035	$10,500	0.0
122,213 (3)	5.908%, (RFUCCT1Y + 1.658%), 10/01/2035	121,983	0.0
116,829 (3)	6.060%, (RFUCCT1Y + 1.810%), 09/01/2034	117,826	0.0
1,025 (3)	6.108%, (H15T1Y + 2.215%), 09/01/2031	1,018	0.0
21,773 (3)	6.129%, (12MTA + 1.200%), 08/01/2042	21,104	0.0
31,175 (3)	6.129%, (12MTA + 1.200%), 08/01/2042	30,139	0.0
11,462 (3)	6.129%, (12MTA + 1.200%), 10/01/2044	11,082	0.0
17,574 (3)	6.129%, (12MTA + 1.200%), 10/01/2044	16,756	0.0
56,237 (3)	6.300%, (H15T1Y + 2.175%), 10/01/2035	55,893	0.0
21,341 (3)	6.848%, (RFUCCT1M + 1.473%), 02/01/2033	21,452	0.0
		776,239	0.0
	Government National Mortgage Association: 4.8%
1,153,565	2.500%, 05/20/2051	1,010,237	0.1
3,987,427	2.500%, 08/20/2051	3,488,813	0.2
3,249,709	2.500%, 09/20/2051	2,843,443	0.1
1,675,848	2.500%, 11/20/2051	1,466,140	0.1
3,401,459	2.500%, 12/20/2051	2,976,037	0.1
5,464,081	2.500%, 03/20/2052	4,778,981	0.2
15,275,162	2.500%, 04/20/2052	13,359,952	0.6
23,311,992	2.500%, 05/20/2052	20,389,612	0.9
12,593,146	3.000%, 04/20/2045	11,610,933	0.5
903,479	3.000%, 11/20/2051	818,726	0.0
987,135	3.000%, 03/20/2052	890,517	0.1
13,265,000 (5)	3.000%, 01/20/2054	12,012,046	0.5
1,847,770	3.500%, 07/20/2046	1,697,654	0.1
266,206	3.500%, 07/20/2047	251,001	0.0
4,299,381	3.500%, 12/20/2047	4,042,590	0.2
2,437,529	3.500%, 01/20/2048	2,297,089	0.1
5,313,321	3.500%, 05/20/2050	4,995,133	0.2
340,674	4.000%, 11/20/2040	334,049	0.0
646,127	4.000%, 03/20/2046	626,363	0.0
5,395,496	4.000%, 03/20/2053	5,150,291	0.2
13,391,500 (5)	4.000%, 01/20/2054	12,786,824	0.6
542,984	4.500%, 08/20/2041	529,925	0.0
248,089	4.500%, 01/20/2047	248,311	0.0
1,642	5.000%, 11/15/2035	1,644	0.0
3,859	5.000%, 11/15/2035	3,836	0.0
4,235	5.000%, 11/15/2035	4,264	0.0
11,907	5.000%, 11/15/2035	11,835	0.0
13,144	5.000%, 06/15/2037	13,086	0.0
27,390	5.000%, 03/15/2038	27,233	0.0
63,679	5.000%, 03/15/2038	64,350	0.0
2,945	5.000%, 06/15/2038	2,932	0.0
818	5.000%, 09/15/2038	822	0.0
8,086	5.000%, 11/15/2038	8,160	0.0
27,611	5.000%, 11/15/2038	27,902	0.0
7,102	5.000%, 12/15/2038	7,177	0.0
41,282	5.000%, 12/15/2038	41,691	0.0
583,263	5.000%, 12/15/2038	589,400	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
39,214	5.000%, 01/15/2039	$39,627	0.0
68,486	5.000%, 01/15/2039	68,744	0.0
424,061	5.000%, 01/15/2039	427,380	0.0
17,336	5.000%, 02/15/2039	17,475	0.0
39,445	5.000%, 02/15/2039	39,861	0.0
59,554	5.000%, 02/15/2039	60,084	0.0
1,457	5.000%, 03/15/2039	1,471	0.0
46,045	5.000%, 03/15/2039	46,468	0.0
47,968	5.000%, 03/15/2039	48,409	0.0
77,875	5.000%, 03/15/2039	78,584	0.0
49,949	5.000%, 04/15/2039	50,445	0.0
370	5.000%, 05/15/2039	369	0.0
29,054	5.000%, 05/15/2039	29,321	0.0
64,179	5.000%, 05/15/2039	64,768	0.0
42,257	5.000%, 07/15/2039	42,698	0.0
29,983	5.000%, 09/15/2039	30,055	0.0
8,033	5.000%, 11/15/2039	7,967	0.0
1,146	5.000%, 04/15/2040	1,148	0.0
7,136	5.000%, 06/15/2040	7,189	0.0
2,624	5.000%, 09/15/2040	2,611	0.0
15,428	5.000%, 09/15/2040	15,589	0.0
31,062	5.000%, 10/15/2040	31,370	0.0
44,710	5.000%, 05/15/2042	44,649	0.0
178,230	5.000%, 02/20/2043	181,602	0.0
		110,746,883	4.8
	Uniform Mortgage-Backed Securities: 14.5%
3,730,135	2.000%, 10/01/2050	3,070,354	0.1
6,520,781	2.000%, 12/01/2050	5,369,185	0.2
949,745	2.000%, 11/01/2051	786,948	0.1
2,613,369	2.000%, 11/01/2051	2,167,903	0.1
5,912,191	2.000%, 11/01/2051	4,842,528	0.2
4,720,726	2.000%, 12/01/2051	3,866,251	0.2
6,124,277	2.000%, 12/01/2051	5,048,694	0.2
1,766,625	2.000%, 02/01/2052	1,463,364	0.1
3,346,166	2.000%, 02/01/2052	2,779,375	0.1
30,377,860	2.000%, 02/01/2052	24,925,855	1.1
7,648,356	2.000%, 03/01/2052	6,255,307	0.3
796,716	2.500%, 05/01/2030	756,140	0.0
1,200,922	2.500%, 06/01/2030	1,140,223	0.1
1,599,966	2.500%, 06/01/2030	1,517,905	0.1
669,748	2.500%, 07/01/2030	635,395	0.0
5,587,430	2.500%, 07/01/2050	4,795,138	0.2
17,459,246	2.500%, 11/01/2050	15,120,338	0.7
7,556,647	2.500%, 02/01/2051	6,445,292	0.3
9,536,065	2.500%, 03/01/2051	8,159,618	0.4
4,455,223	2.500%, 04/01/2051	3,815,204	0.2
8,999,793	2.500%, 11/01/2051	7,709,771	0.3
3,442,073	2.500%, 12/01/2051	2,960,439	0.1
4,379,508	2.500%, 12/01/2051	3,776,675	0.2
4,688,296	2.500%, 01/01/2052	4,038,589	0.2
2,499,406	2.500%, 02/01/2052	2,163,732	0.1
3,898,695	2.500%, 02/01/2052	3,338,388	0.2
4,106,714	2.500%, 02/01/2052	3,540,050	0.2
4,496,020	2.500%, 02/01/2052	3,850,117	0.2
4,532,882	2.500%, 02/01/2052	3,860,117	0.2
5,901,657	2.500%, 02/01/2052	5,059,232	0.2
1,713,538	3.000%, 08/01/2030	1,650,593	0.1
845,032	3.000%, 09/01/2030	812,602	0.1
See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
732,524	3.000%, 08/01/2043	$673,597	0.0
1,245,525	3.000%, 09/01/2043	1,145,424	0.1
4,505,683	3.000%, 04/01/2045	4,120,761	0.2
2,811,197	3.000%, 08/01/2046	2,563,244	0.1
268,683	3.000%, 09/01/2046	244,556	0.0
5,729,935	3.000%, 11/01/2046	5,211,086	0.2
3,786,452	3.000%, 01/01/2047	3,435,497	0.2
2,354,576	3.000%, 02/01/2052	2,102,390	0.1
4,137,788	3.000%, 02/01/2052	3,705,735	0.2
5,367,622	3.000%, 04/01/2052	4,788,521	0.2
3,639,118	3.000%, 05/01/2052	3,246,498	0.2
9,160,465	3.000%, 05/01/2052	8,152,390	0.4
5,463,725	3.000%, 10/01/2052	4,834,693	0.2
404,100	3.500%, 12/01/2041	382,878	0.0
71,884	3.500%, 08/01/2042	67,960	0.0
367,577	3.500%, 08/01/2042	346,301	0.0
283,582	3.500%, 10/01/2042	267,575	0.0
480,289	3.500%, 10/01/2042	453,378	0.0
207,325	3.500%, 03/01/2043	195,919	0.0
1,772,012	3.500%, 01/01/2046	1,661,804	0.1
2,920,381	3.500%, 02/01/2046	2,741,807	0.1
2,047,558	3.500%, 08/01/2046	1,922,383	0.1
12,306,508	3.500%, 08/01/2046	11,553,960	0.5
1,925,532	3.500%, 09/01/2047	1,797,769	0.1
5,665,993	3.500%, 07/01/2048	5,316,624	0.2
2,169,872	3.500%, 02/01/2052	2,017,647	0.1
1,533	4.000%, 05/01/2029	1,505	0.0
14,210	4.000%, 11/01/2030	13,949	0.0
7,865	4.000%, 02/01/2031	7,715	0.0
4,395	4.000%, 10/01/2031	4,305	0.0
3,378,105	4.000%, 12/01/2039	3,295,742	0.2
179,661	4.000%, 07/01/2042	174,831	0.0
392,729	4.000%, 07/01/2042	382,254	0.0
1,612,708	4.000%, 07/01/2042	1,569,353	0.1
139,904	4.000%, 08/01/2042	136,492	0.0
1,180,621	4.000%, 08/01/2043	1,148,872	0.1
2,014,265	4.000%, 09/01/2043	1,960,101	0.1
67,501	4.000%, 10/01/2043	65,638	0.0
141,130	4.000%, 10/01/2043	136,827	0.0
3,645,912	4.000%, 01/01/2045	3,540,979	0.2
357,211	4.000%, 06/01/2045	344,512	0.0
688,951	4.000%, 07/01/2045	666,687	0.0
1,475,046	4.000%, 07/01/2045	1,427,389	0.1
2,782,670	4.000%, 02/01/2046	2,683,729	0.1
540,747	4.000%, 06/01/2047	523,456	0.0
87,835	4.000%, 03/01/2048	84,494	0.0
349,192	4.000%, 03/01/2048	336,490	0.0
4,750,393	4.000%, 06/01/2048	4,558,189	0.2
2,552,783	4.000%, 09/01/2048	2,462,152	0.1
4,683,880	4.000%, 05/01/2051	4,482,582	0.2
4,555,713	4.000%, 05/01/2052	4,328,696	0.2
4,637,947	4.000%, 08/01/2052	4,388,671	0.2
10,850,545	4.000%, 11/01/2052	10,429,429	0.5
7,226	4.500%, 10/01/2025	7,122	0.0
79,903	4.500%, 07/01/2026	79,472	0.0
196,141	4.500%, 04/01/2029	194,339	0.0
3,029	4.500%, 06/01/2029	3,004	0.0
36,570	4.500%, 06/01/2029	36,272	0.0
38,108	4.500%, 07/01/2029	37,797	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
909	4.500%, 10/01/2029	$902	0.0
5,797	4.500%, 06/01/2030	5,704	0.0
205,955	4.500%, 10/01/2030	204,749	0.0
46,944	4.500%, 02/01/2031	46,505	0.0
30,036	4.500%, 05/01/2031	29,864	0.0
23,540	4.500%, 10/01/2033	23,619	0.0
11,734	4.500%, 01/01/2034	11,767	0.0
2,638	4.500%, 07/01/2034	2,645	0.0
3,078	4.500%, 09/01/2035	3,050	0.0
17,096	4.500%, 09/01/2035	17,067	0.0
21,967	4.500%, 11/01/2035	22,031	0.0
115,694	4.500%, 02/01/2036	113,880	0.0
43,382	4.500%, 01/01/2037	43,307	0.0
23,001	4.500%, 09/01/2037	23,079	0.0
1,479	4.500%, 02/01/2038	1,477	0.0
13,693	4.500%, 01/01/2039	13,680	0.0
20,463	4.500%, 02/01/2039	20,426	0.0
9,584	4.500%, 04/01/2039	9,563	0.0
24,993	4.500%, 04/01/2039	24,940	0.0
45,737	4.500%, 04/01/2039	45,250	0.0
308	4.500%, 05/01/2039	308	0.0
2,736	4.500%, 05/01/2039	2,730	0.0
8,966	4.500%, 05/01/2039	8,954	0.0
46,714	4.500%, 05/01/2039	46,634	0.0
48,400	4.500%, 05/01/2039	48,357	0.0
55,564	4.500%, 05/01/2039	55,485	0.0
601,851	4.500%, 05/01/2039	601,124	0.0
4,231	4.500%, 06/01/2039	4,227	0.0
74,660	4.500%, 06/01/2039	74,585	0.0
10,088	4.500%, 07/01/2039	10,075	0.0
16,212	4.500%, 07/01/2039	16,178	0.0
33,994	4.500%, 07/01/2039	33,922	0.0
35,979	4.500%, 08/01/2039	35,946	0.0
41,223	4.500%, 08/01/2039	40,901	0.0
71,701	4.500%, 08/01/2039	71,629	0.0
124,491	4.500%, 08/01/2039	124,379	0.0
138,244	4.500%, 09/01/2039	137,290	0.0
108,781	4.500%, 10/01/2039	108,683	0.0
6,644	4.500%, 11/01/2039	6,638	0.0
55,472	4.500%, 11/01/2039	55,422	0.0
3,417	4.500%, 12/01/2039	3,413	0.0
6,390	4.500%, 12/01/2039	6,384	0.0
3,245	4.500%, 01/01/2040	3,242	0.0
235,889	4.500%, 01/01/2040	235,234	0.0
56,184	4.500%, 02/01/2040	56,133	0.0
108,141	4.500%, 02/01/2040	108,044	0.0
34,542	4.500%, 04/01/2040	34,511	0.0
345,593	4.500%, 04/01/2040	345,282	0.0
32,846	4.500%, 05/01/2040	32,823	0.0
164,320	4.500%, 05/01/2040	163,969	0.0
2,471	4.500%, 06/01/2040	2,469	0.0
23,618	4.500%, 06/01/2040	23,597	0.0
40,456	4.500%, 06/01/2040	40,419	0.0
72,706	4.500%, 06/01/2040	72,641	0.0
174,570	4.500%, 06/01/2040	174,412	0.0
13,958	4.500%, 07/01/2040	13,945	0.0
51,398	4.500%, 07/01/2040	51,352	0.0
80,658	4.500%, 07/01/2040	80,586	0.0
1,363	4.500%, 08/01/2040	1,362	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,002	4.500%, 08/01/2040	$3,000	0.0
16,766	4.500%, 08/01/2040	16,751	0.0
30,757	4.500%, 08/01/2040	30,730	0.0
44,752	4.500%, 08/01/2040	44,712	0.0
46,149	4.500%, 08/01/2040	46,107	0.0
53,886	4.500%, 08/01/2040	53,199	0.0
9,601	4.500%, 09/01/2040	9,593	0.0
11,148	4.500%, 09/01/2040	11,138	0.0
12,104	4.500%, 09/01/2040	11,983	0.0
18,227	4.500%, 09/01/2040	18,211	0.0
18,414	4.500%, 09/01/2040	18,398	0.0
72,525	4.500%, 09/01/2040	72,445	0.0
138,831	4.500%, 09/01/2040	138,706	0.0
17,208	4.500%, 10/01/2040	17,192	0.0
19,637	4.500%, 10/01/2040	19,620	0.0
54,002	4.500%, 10/01/2040	53,629	0.0
93,877	4.500%, 10/01/2040	93,793	0.0
105,883	4.500%, 10/01/2040	105,756	0.0
28,258	4.500%, 11/01/2040	28,233	0.0
33,624	4.500%, 11/01/2040	33,593	0.0
238,940	4.500%, 11/01/2040	238,725	0.0
270,161	4.500%, 11/01/2040	266,701	0.0
672,379	4.500%, 11/01/2040	671,774	0.0
1,963	4.500%, 12/01/2040	1,961	0.0
11,546	4.500%, 12/01/2040	11,458	0.0
15,447	4.500%, 12/01/2040	15,433	0.0
16,558	4.500%, 12/01/2040	16,543	0.0
23,337	4.500%, 12/01/2040	23,316	0.0
28,182	4.500%, 12/01/2040	28,156	0.0
67,271	4.500%, 12/01/2040	67,211	0.0
68,516	4.500%, 12/01/2040	68,433	0.0
136,711	4.500%, 12/01/2040	136,588	0.0
11,808	4.500%, 01/01/2041	11,798	0.0
28,464	4.500%, 01/01/2041	28,439	0.0
80,880	4.500%, 01/01/2041	80,807	0.0
145,710	4.500%, 01/01/2041	145,549	0.0
325,354	4.500%, 01/01/2041	325,061	0.0
15,097	4.500%, 02/01/2041	15,084	0.0
37,430	4.500%, 02/01/2041	37,397	0.0
49,872	4.500%, 02/01/2041	49,828	0.0
52,344	4.500%, 02/01/2041	52,297	0.0
54,564	4.500%, 02/01/2041	53,868	0.0
2,805	4.500%, 03/01/2041	2,803	0.0
10,867	4.500%, 03/01/2041	10,736	0.0
13,782	4.500%, 03/01/2041	13,770	0.0
18,807	4.500%, 03/01/2041	18,790	0.0
25,282	4.500%, 03/01/2041	25,228	0.0
33,737	4.500%, 03/01/2041	33,706	0.0
52,795	4.500%, 03/01/2041	52,747	0.0
69,142	4.500%, 03/01/2041	69,016	0.0
114,455	4.500%, 03/01/2041	113,335	0.0
3,354	4.500%, 04/01/2041	3,351	0.0
15,268	4.500%, 04/01/2041	15,075	0.0
25,948	4.500%, 04/01/2041	25,925	0.0
69,890	4.500%, 04/01/2041	69,184	0.0
146,651	4.500%, 04/01/2041	146,519	0.0
262,889	4.500%, 04/01/2041	262,652	0.0
2,381	4.500%, 05/01/2041	2,379	0.0
4,952	4.500%, 05/01/2041	4,947	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,821	4.500%, 05/01/2041	$10,800	0.0
13,091	4.500%, 05/01/2041	13,079	0.0
17,545	4.500%, 05/01/2041	17,530	0.0
135,823	4.500%, 05/01/2041	135,602	0.0
142,392	4.500%, 05/01/2041	142,249	0.0
163,374	4.500%, 05/01/2041	163,227	0.0
284,082	4.500%, 05/01/2041	283,827	0.0
9,713	4.500%, 06/01/2041	9,705	0.0
46,015	4.500%, 06/01/2041	45,936	0.0
171,954	4.500%, 06/01/2041	171,658	0.0
1,559	4.500%, 07/01/2041	1,543	0.0
2,717	4.500%, 07/01/2041	2,715	0.0
8,463	4.500%, 07/01/2041	8,456	0.0
16,601	4.500%, 07/01/2041	16,590	0.0
31,222	4.500%, 07/01/2041	31,165	0.0
74,266	4.500%, 07/01/2041	74,199	0.0
132,508	4.500%, 07/01/2041	132,362	0.0
12,354	4.500%, 08/01/2041	12,343	0.0
20,358	4.500%, 08/01/2041	20,115	0.0
41,355	4.500%, 08/01/2041	41,267	0.0
67,034	4.500%, 08/01/2041	66,974	0.0
85,642	4.500%, 08/01/2041	85,565	0.0
111,744	4.500%, 08/01/2041	110,531	0.0
122,986	4.500%, 08/01/2041	121,365	0.0
150,668	4.500%, 08/01/2041	150,440	0.0
3,424	4.500%, 09/01/2041	3,421	0.0
8,772	4.500%, 09/01/2041	8,764	0.0
42,112	4.500%, 09/01/2041	42,057	0.0
392,876	4.500%, 09/01/2041	392,442	0.0
15,135	4.500%, 10/01/2041	15,121	0.0
23,483	4.500%, 10/01/2041	23,442	0.0
41,865	4.500%, 10/01/2041	41,419	0.0
82,080	4.500%, 10/01/2041	81,998	0.0
149,445	4.500%, 10/01/2041	149,203	0.0
188,625	4.500%, 10/01/2041	188,455	0.0
403,217	4.500%, 10/01/2041	402,482	0.0
817,046	4.500%, 10/01/2041	815,388	0.1
2,664	4.500%, 11/01/2041	2,662	0.0
208,074	4.500%, 11/01/2041	207,844	0.0
172,595	4.500%, 12/01/2041	171,417	0.0
464,625	4.500%, 12/01/2041	463,969	0.0
8,150	4.500%, 01/01/2042	8,143	0.0
11,123	4.500%, 01/01/2042	11,101	0.0
18,933	4.500%, 01/01/2042	18,910	0.0
32,097	4.500%, 03/01/2042	31,962	0.0
26,115	4.500%, 04/01/2042	25,667	0.0
10,907	4.500%, 06/01/2042	10,861	0.0
4,569	4.500%, 08/01/2042	4,565	0.0
3,944	4.500%, 09/01/2042	3,871	0.0
6,258	4.500%, 01/01/2043	6,157	0.0
4,168	4.500%, 12/01/2043	4,139	0.0
41,578	4.500%, 04/01/2047	41,249	0.0
19,989	4.500%, 05/01/2047	19,771	0.0
46,111	4.500%, 06/01/2047	45,608	0.0
67,117	4.500%, 06/01/2047	66,386	0.0
63,867	4.500%, 07/01/2047	63,428	0.0
236,152	4.500%, 07/01/2047	233,214	0.0
15,846	4.500%, 08/01/2047	15,638	0.0
5,567,118	4.500%, 10/01/2052	5,400,372	0.3

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
10,398	5.000%, 04/01/2026	$10,297	0.0
13,046	5.000%, 05/01/2026	12,918	0.0
12,826	5.000%, 08/01/2027	12,700	0.0
6,630	5.000%, 04/01/2028	6,621	0.0
4,983,890	5.000%, 05/01/2042	5,066,417	0.2
633,645	5.000%, 09/01/2052	627,357	0.0
32,107,942	5.000%, 10/01/2052	31,818,747	1.4
1,574	5.500%, 07/01/2026	1,580	0.0
1,799	5.500%, 12/01/2027	1,807	0.0
8,639	5.500%, 04/01/2028	8,675	0.0
2,595	5.500%, 08/01/2028	2,614	0.0
3,655	5.500%, 01/01/2029	3,670	0.0
32,032	5.500%, 10/01/2029	32,450	0.0
31,864	5.500%, 04/01/2033	32,824	0.0
10,859	5.500%, 10/01/2033	11,186	0.0
487	5.500%, 11/01/2033	502	0.0
2,019	5.500%, 11/01/2033	2,059	0.0
3,309	5.500%, 11/01/2033	3,408	0.0
5,251	5.500%, 11/01/2033	5,410	0.0
783	5.500%, 12/01/2033	807	0.0
9,399	5.500%, 12/01/2033	9,682	0.0
24,878	5.500%, 12/01/2033	25,628	0.0
57,111	5.500%, 12/01/2033	58,834	0.0
167,917	5.500%, 12/01/2033	171,252	0.0
229	5.500%, 01/01/2034	233	0.0
6,488	5.500%, 01/01/2034	6,624	0.0
7,895	5.500%, 01/01/2034	8,133	0.0
13,562	5.500%, 01/01/2034	13,936	0.0
61,446	5.500%, 01/01/2034	63,300	0.0
2,577	5.500%, 06/01/2034	2,655	0.0
4,314	5.500%, 11/01/2034	4,399	0.0
25,891	5.500%, 11/01/2034	26,672	0.0
522	5.500%, 12/01/2034	538	0.0
7,743	5.500%, 01/01/2035	7,977	0.0
15,651	5.500%, 01/01/2035	16,123	0.0
20,494	5.500%, 01/01/2035	21,006	0.0
8,438	5.500%, 02/01/2035	8,692	0.0
734,587	5.500%, 02/01/2035	756,763	0.0
4,832	5.500%, 07/01/2035	4,978	0.0
392,810	5.500%, 08/01/2035	404,655	0.0
1,571	5.500%, 10/01/2035	1,646	0.0
295	5.500%, 11/01/2035	301	0.0
27,500	5.500%, 11/01/2035	28,330	0.0
428	5.500%, 12/01/2035	441	0.0
439	5.500%, 12/01/2035	450	0.0
6,794	5.500%, 12/01/2035	6,999	0.0
70,645	5.500%, 12/01/2035	72,775	0.0
4,932	5.500%, 01/01/2036	5,081	0.0
43,250	5.500%, 01/01/2036	44,557	0.0
386	5.500%, 02/01/2036	396	0.0
6,400	5.500%, 04/01/2036	6,594	0.0
512,243	5.500%, 07/01/2036	527,707	0.0
388	5.500%, 08/01/2036	400	0.0
25,697	5.500%, 09/01/2036	26,472	0.0
42,711	5.500%, 09/01/2036	43,998	0.0
640	5.500%, 12/01/2036	659	0.0
968	5.500%, 12/01/2036	997	0.0
67,652	5.500%, 12/01/2036	69,695	0.0
68,588	5.500%, 12/01/2036	70,482	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
6,735	5.500%, 01/01/2037	$6,938	0.0
39,600	5.500%, 01/01/2037	40,798	0.0
55,817	5.500%, 02/01/2037	57,502	0.0
148,552	5.500%, 03/01/2037	151,904	0.0
6,334	5.500%, 04/01/2037	6,525	0.0
478	5.500%, 05/01/2037	493	0.0
1,237	5.500%, 05/01/2037	1,265	0.0
6,909	5.500%, 05/01/2037	7,118	0.0
14,714	5.500%, 05/01/2037	15,158	0.0
13,043	5.500%, 06/01/2037	13,403	0.0
29,424	5.500%, 06/01/2037	30,312	0.0
14,437	5.500%, 07/01/2037	14,724	0.0
8,272	5.500%, 08/01/2037	8,522	0.0
22,343	5.500%, 08/01/2037	23,018	0.0
23,451	5.500%, 08/01/2037	24,159	0.0
58,300	5.500%, 09/01/2037	60,062	0.0
388	5.500%, 11/01/2037	400	0.0
202,380	5.500%, 01/01/2038	208,497	0.0
391	5.500%, 02/01/2038	403	0.0
646	5.500%, 02/01/2038	666	0.0
3,558	5.500%, 03/01/2038	3,665	0.0
188,839	5.500%, 03/01/2038	194,553	0.0
339	5.500%, 04/01/2038	350	0.0
8,449	5.500%, 04/01/2038	8,661	0.0
27,276	5.500%, 04/01/2038	28,101	0.0
1,595	5.500%, 05/01/2038	1,643	0.0
5,086	5.500%, 05/01/2038	5,241	0.0
50,625	5.500%, 05/01/2038	51,894	0.0
11,215	5.500%, 06/01/2038	11,555	0.0
46,943	5.500%, 06/01/2038	48,363	0.0
953,709	5.500%, 06/01/2038	982,532	0.1
212	5.500%, 07/01/2038	218	0.0
21,941	5.500%, 07/01/2038	22,605	0.0
26,832	5.500%, 07/01/2038	27,643	0.0
28,096	5.500%, 07/01/2038	28,945	0.0
6,114	5.500%, 08/01/2038	6,299	0.0
12,541	5.500%, 08/01/2038	12,888	0.0
46,790	5.500%, 08/01/2038	48,205	0.0
30,169	5.500%, 11/01/2038	31,088	0.0
104,618	5.500%, 11/01/2038	107,783	0.0
109	5.500%, 12/01/2038	112	0.0
18,120	5.500%, 12/01/2038	18,673	0.0
29,009	5.500%, 01/01/2039	29,887	0.0
55,685	5.500%, 01/01/2039	57,367	0.0
190,154	5.500%, 01/01/2039	195,906	0.0
10,850	5.500%, 03/01/2039	11,178	0.0
100,344	5.500%, 06/01/2039	103,379	0.0
173,716	5.500%, 06/01/2039	178,968	0.0
9,629	5.500%, 07/01/2041	9,920	0.0
190,971	5.500%, 09/01/2041	196,739	0.0
31,923	6.000%, 11/01/2028	32,991	0.0
187	6.000%, 04/01/2031	193	0.0
203	6.000%, 01/01/2032	210	0.0
434	6.000%, 11/01/2032	451	0.0
453	6.000%, 11/01/2032	468	0.0
29,962	6.000%, 01/01/2033	31,146	0.0
1,893	6.000%, 09/01/2033	1,957	0.0
316	6.000%, 01/01/2034	329	0.0
22,103	6.000%, 06/01/2035	22,802	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
3,212	6.000%, 07/01/2035	$3,328	0.0
4,267	6.000%, 07/01/2035	4,411	0.0
5,214	6.000%, 07/01/2035	5,411	0.0
6,596	6.000%, 07/01/2035	6,893	0.0
342	6.000%, 10/01/2035	352	0.0
925	6.000%, 10/01/2035	949	0.0
30,051	6.000%, 11/01/2035	31,301	0.0
2,058	6.000%, 12/01/2035	2,132	0.0
25,824	6.000%, 12/01/2035	26,985	0.0
179,410	6.000%, 12/01/2035	184,601	0.0
3,928	6.000%, 01/01/2036	4,074	0.0
19,283	6.000%, 02/01/2036	20,150	0.0
28,347	6.000%, 02/01/2036	29,622	0.0
14,998	6.000%, 03/01/2036	15,670	0.0
19,109	6.000%, 03/01/2036	20,265	0.0
10,357	6.000%, 04/01/2036	10,821	0.0
22,195	6.000%, 04/01/2036	23,190	0.0
7,929	6.000%, 05/01/2036	8,167	0.0
314	6.000%, 06/01/2036	327	0.0
1,694	6.000%, 06/01/2036	1,750	0.0
1,130	6.000%, 07/01/2036	1,173	0.0
2,384	6.000%, 07/01/2036	2,455	0.0
10,645	6.000%, 07/01/2036	11,061	0.0
40,590	6.000%, 07/01/2036	42,415	0.0
1,336	6.000%, 08/01/2036	1,376	0.0
2,042	6.000%, 08/01/2036	2,134	0.0
10,713	6.000%, 08/01/2036	11,195	0.0
11,611	6.000%, 08/01/2036	12,013	0.0
108,324	6.000%, 08/01/2036	112,554	0.0
299,203	6.000%, 08/01/2036	309,577	0.0
73	6.000%, 09/01/2036	75	0.0
7,911	6.000%, 09/01/2036	8,266	0.0
8,146	6.000%, 09/01/2036	8,413	0.0
11,612	6.000%, 09/01/2036	11,982	0.0
14,526	6.000%, 09/01/2036	15,034	0.0
30,303	6.000%, 09/01/2036	31,659	0.0
52,562	6.000%, 09/01/2036	54,426	0.0
2,133	6.000%, 10/01/2036	2,194	0.0
7,365	6.000%, 10/01/2036	7,585	0.0
9,688	6.000%, 10/01/2036	10,123	0.0
18,190	6.000%, 10/01/2036	18,981	0.0
22,853	6.000%, 10/01/2036	23,880	0.0
24,811	6.000%, 10/01/2036	25,924	0.0
8,532	6.000%, 11/01/2036	8,888	0.0
14,216	6.000%, 11/01/2036	14,603	0.0
21,519	6.000%, 11/01/2036	22,485	0.0
1,302	6.000%, 12/01/2036	1,347	0.0
2,092	6.000%, 12/01/2036	2,186	0.0
3,192	6.000%, 12/01/2036	3,317	0.0
18,435	6.000%, 12/01/2036	19,155	0.0
23,162	6.000%, 12/01/2036	24,204	0.0
351	6.000%, 01/01/2037	366	0.0
488	6.000%, 01/01/2037	509	0.0
6,700	6.000%, 01/01/2037	7,000	0.0
9,982	6.000%, 01/01/2037	10,255	0.0
7,197	6.000%, 02/01/2037	7,469	0.0
8,970	6.000%, 02/01/2037	9,373	0.0
48,931	6.000%, 02/01/2037	51,131	0.0
348	6.000%, 03/01/2037	360	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,311	6.000%, 03/01/2037	$4,462	0.0
4,421	6.000%, 03/01/2037	4,619	0.0
6,981	6.000%, 03/01/2037	7,197	0.0
10,238	6.000%, 03/01/2037	10,698	0.0
78,452	6.000%, 03/01/2037	82,377	0.0
610	6.000%, 04/01/2037	631	0.0
695	6.000%, 04/01/2037	719	0.0
1,240	6.000%, 04/01/2037	1,296	0.0
2,037	6.000%, 04/01/2037	2,120	0.0
5,006	6.000%, 04/01/2037	5,231	0.0
9,123	6.000%, 04/01/2037	9,533	0.0
12,069	6.000%, 04/01/2037	12,651	0.0
13,330	6.000%, 04/01/2037	13,825	0.0
15,913	6.000%, 04/01/2037	16,628	0.0
19,713	6.000%, 04/01/2037	20,359	0.0
26,030	6.000%, 04/01/2037	26,842	0.0
36,931	6.000%, 04/01/2037	38,598	0.0
62,949	6.000%, 04/01/2037	65,763	0.0
547	6.000%, 05/01/2037	569	0.0
4,696	6.000%, 05/01/2037	4,907	0.0
5,274	6.000%, 05/01/2037	5,437	0.0
7,019	6.000%, 05/01/2037	7,220	0.0
10,020	6.000%, 05/01/2037	10,471	0.0
10,133	6.000%, 05/01/2037	10,483	0.0
12,327	6.000%, 05/01/2037	12,753	0.0
13,332	6.000%, 05/01/2037	13,731	0.0
19,252	6.000%, 05/01/2037	20,117	0.0
49,770	6.000%, 05/01/2037	52,009	0.0
3,334	6.000%, 06/01/2037	3,485	0.0
3,468	6.000%, 06/01/2037	3,596	0.0
3,925	6.000%, 06/01/2037	4,101	0.0
4,685	6.000%, 06/01/2037	4,813	0.0
22,585	6.000%, 06/01/2037	23,197	0.0
34,173	6.000%, 06/01/2037	35,711	0.0
2,203	6.000%, 07/01/2037	2,302	0.0
4,438	6.000%, 07/01/2037	4,638	0.0
4,694	6.000%, 07/01/2037	4,926	0.0
5,010	6.000%, 07/01/2037	5,144	0.0
5,665	6.000%, 07/01/2037	5,813	0.0
6,093	6.000%, 07/01/2037	6,320	0.0
12,254	6.000%, 07/01/2037	12,716	0.0
29,601	6.000%, 07/01/2037	30,707	0.0
32,003	6.000%, 07/01/2037	33,435	0.0
4,066	6.000%, 08/01/2037	4,243	0.0
5,515	6.000%, 08/01/2037	5,724	0.0
7,175	6.000%, 08/01/2037	7,384	0.0
8,227	6.000%, 08/01/2037	8,456	0.0
11,368	6.000%, 08/01/2037	11,866	0.0
16,054	6.000%, 08/01/2037	16,608	0.0
28,466	6.000%, 08/01/2037	29,747	0.0
33,450	6.000%, 08/01/2037	34,639	0.0
503	6.000%, 09/01/2037	522	0.0
1,350	6.000%, 09/01/2037	1,410	0.0
5,323	6.000%, 09/01/2037	5,509	0.0
9,376	6.000%, 09/01/2037	9,797	0.0
57,673	6.000%, 09/01/2037	60,261	0.0
148,496	6.000%, 09/01/2037	155,178	0.0
564	6.000%, 10/01/2037	583	0.0
20,280	6.000%, 10/01/2037	21,183	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
587	6.000%, 11/01/2037	$613	0.0
21,195	6.000%, 11/01/2037	22,085	0.0
29,696	6.000%, 11/01/2037	30,918	0.0
889	6.000%, 12/01/2037	928	0.0
16,715	6.000%, 12/01/2037	17,452	0.0
33,976	6.000%, 12/01/2037	35,300	0.0
39,522	6.000%, 12/01/2037	41,301	0.0
15,526	6.000%, 02/01/2038	16,172	0.0
53,435	6.000%, 02/01/2038	55,155	0.0
76,900	6.000%, 02/01/2038	80,104	0.0
699	6.000%, 03/01/2038	723	0.0
3,650	6.000%, 03/01/2038	3,792	0.0
16,435	6.000%, 03/01/2038	17,147	0.0
2,030	6.000%, 05/01/2038	2,121	0.0
45,256	6.000%, 05/01/2038	47,096	0.0
6,768	6.000%, 06/01/2038	7,072	0.0
25,714	6.000%, 07/01/2038	26,838	0.0
75,063	6.000%, 07/01/2038	78,319	0.0
767	6.000%, 08/01/2038	798	0.0
3,115	6.000%, 09/01/2038	3,229	0.0
4,064	6.000%, 09/01/2038	4,247	0.0
13,706	6.000%, 09/01/2038	14,225	0.0
14,471	6.000%, 09/01/2038	15,076	0.0
336	6.000%, 10/01/2038	345	0.0
1,142	6.000%, 10/01/2038	1,189	0.0
7,690	6.000%, 10/01/2038	8,030	0.0
8,556	6.000%, 10/01/2038	8,940	0.0
11,067	6.000%, 10/01/2038	11,376	0.0
18,449	6.000%, 10/01/2038	19,261	0.0
418	6.000%, 11/01/2038	435	0.0
1,061	6.000%, 11/01/2038	1,098	0.0
87,366	6.000%, 11/01/2038	91,167	0.0
798	6.000%, 12/01/2038	828	0.0
11,297	6.000%, 12/01/2038	11,772	0.0
42,396	6.000%, 12/01/2038	44,304	0.0
830	6.000%, 10/01/2039	867	0.0
10,591	6.000%, 10/01/2039	11,061	0.0
248,307	6.000%, 02/01/2040	259,105	0.0
10,288	6.000%, 04/01/2040	10,742	0.0
71,155	6.000%, 09/01/2040	73,856	0.0
108,763	6.000%, 10/01/2040	113,616	0.0
158,000	6.000%, 05/01/2041	165,111	0.0
825	6.500%, 04/01/2027	851	0.0
328	6.500%, 02/01/2028	339	0.0
4,409	6.500%, 01/01/2032	4,608	0.0
4,357	6.500%, 04/01/2032	4,517	0.0
3,312	6.500%, 10/01/2032	3,442	0.0
10,691	6.500%, 10/01/2032	11,155	0.0
3,492	6.500%, 03/01/2038	3,699	0.0
92	7.000%, 08/01/2025	95	0.0
1,448	7.000%, 03/01/2026	1,495	0.0
363	7.000%, 12/01/2027	375	0.0
138,303	7.000%, 03/01/2038	143,243	0.0
396,807	7.000%, 04/01/2038	414,387	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
4,775	7.500%, 09/01/2031	$4,893	0.0
		334,353,901	14.5
	Total U.S. Government Agency Obligations (Cost $513,680,276)	497,353,947	21.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.1%
663,085 (3)	Alternative Loan Trust 2005-53T2 2A6, 5.970%, (TSFR1M + 0.614%), 11/25/2035	369,323	0.0
956,425	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/2035	678,059	0.0
1,116,711	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/2035	932,141	0.0
184,874 (3)(6)	Alternative Loan Trust 2005-J3 2A2, 10.196%, (-1.000*TSFR1M + 4.886%), 05/25/2035	8,119	0.0
1,114,978	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	563,884	0.0
1,489,153 (3)	Alternative Loan Trust 2007-23CB A3, 5.970%, (TSFR1M + 0.614%), 09/25/2037	598,168	0.0
68,053	Banc of America Funding Trust 2007- 8 4A1, 6.000%, 08/25/2037	53,580	0.0
1,299,832 (1)(3)	Bayview MSR Opportunity Master Fund Trust 2022-2 AF, 5.000%, (SOFR30A + 0.850%), 12/25/2051	1,203,392	0.1
288,999 (3)	Bear Stearns ALT-A Trust 2005-10 22A1, 5.151%, 01/25/2036	269,025	0.0
197,185 (3)	Bear Stearns ALT-A Trust 2005-4 23A1, 4.488%, 05/25/2035	186,629	0.0
728,956 (3)	Bear Stearns ALT-A Trust 2006-6 31A1, 4.228%, 11/25/2036	403,302	0.0
829,074 (3)	Bear Stearns ALT-A Trust 2006-6 32A1, 4.492%, 11/25/2036	432,544	0.0
1,589 (3)	Bear Stearns ARM Trust 2005-12 13A1, 4.803%, 02/25/2036	1,190	0.0
62,075 (3)	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.805%, 01/26/2036	45,944	0.0
3,300,000 (1)(3)	Bellemeade RE Ltd. 2021-3A M1C, 6.887%, (SOFR30A + 1.550%), 09/25/2031	3,270,294	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
92,909 (3)	Chase Mortgage Finance Trust Series 2005-A1 1A1, 4.770%, 12/25/2035	$85,886	0.0
1,108,028 (3)	CHL Mortgage Pass- Through Trust 2004-22 A3, 4.765%, 11/25/2034	1,004,906	0.1
9,245 (3)	CHL Mortgage Pass- Through Trust 2004- HYB9 1A1, 5.003%, 02/20/2035	9,214	0.0
11,139 (3)	CHL Mortgage Pass- Through Trust 2005-2 2A3, 6.150%, (TSFR1M + 0.794%), 03/25/2035	10,092	0.0
1,384,289 (1)(3)	CIM Trust 2020-J1 B3, 3.443%, 07/25/2050	1,136,447	0.1
427,985	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/2037	377,801	0.0
17,426 (3)	Citigroup Mortgage Loan Trust 2005- 3 2A2A, 5.322%, 08/25/2035	16,724	0.0
888,786	Citigroup Mortgage Loan Trust 2005- 8 3A1, 5.500%, 09/25/2035	874,831	0.0
634,335 (3)	Citigroup Mortgage Loan Trust 2007- 10 22AA, 4.523%, 09/25/2037	560,466	0.0
549,555 (1)(3)	Citigroup Mortgage Loan Trust 2015-A B2, 4.500%, 06/25/2058	529,229	0.0
168,325	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/2037	150,333	0.0
412,577 (1)(3)	Connecticut Avenue Securities Trust 2020- R02 2M2, 7.452%, (SOFR30A + 2.114%), 01/25/2040	415,937	0.0
800,000 (1)(3)	Connecticut Avenue Securities Trust 2020- SBT1 1M2, 9.102%, (SOFR30A + 3.764%), 02/25/2040	837,705	0.0
8,600,000 (1)(3)	Connecticut Avenue Securities Trust 2022- R01 1B1, 8.487%, (SOFR30A + 3.150%), 12/25/2041	8,677,911	0.4
88,662 (3)	DSLA Mortgage Loan Trust 2004-AR3 2A1, 6.046%, 07/19/2044	81,340	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
68,091 (1)(3)	Fannie Mae Connecticut Avenue Securities 2019-R01 2M2, 7.902%, (SOFR30A + 2.564%), 07/25/2031	$68,384	0.0
399,334 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R01 1M2, 7.502%, (SOFR30A + 2.164%), 01/25/2040	404,808	0.0
2,700,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2020-R02 2B1, 8.452%, (SOFR30A + 3.114%), 01/25/2040	2,715,735	0.1
1,500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2021-R01 1B1, 8.437%, (SOFR30A + 3.100%), 10/25/2041	1,514,810	0.1
1,500,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2021-R03 1B1, 8.087%, (SOFR30A + 2.750%), 12/25/2041	1,506,623	0.1
1,000,000 (1)(3)	Fannie Mae Connecticut Avenue Securities 2022-R08 1B1, 10.937%, (SOFR30A + 5.600%), 07/25/2042	1,085,461	0.1
2,439,698 (6)	Fannie Mae Interest Strip 409 C29, 5.000%, 04/25/2042	493,715	0.0
203,391 (6)	Fannie Mae Interest Strip 418 10, 4.000%, 08/25/2043	31,813	0.0
193,241 (6)	Fannie Mae Interest Strip 418 15, 3.500%, 08/25/2043	28,563	0.0
2,181,199 (6)	Fannie Mae Interest Strip 421 C11, 6.500%, 05/25/2039	378,347	0.0
109 (3)	Fannie Mae REMIC Trust 1994-77 FB, 6.952%, (SOFR30A + 1.614%), 04/25/2024	109	0.0
101,777	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/2029	102,905	0.0
6,316 (3)	Fannie Mae REMIC Trust 2002-21 FC, 6.352%, (SOFR30A + 1.014%), 04/25/2032	6,357	0.0
417,202 (6)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/2033	75,144	0.0
15,656 (3)	Fannie Mae REMIC Trust 2004-11 A, 5.563%, (SOFR30A + 0.234%), 03/25/2034	15,622	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
201,659	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/2036	$203,354	0.0
1,742,122 (3)(6)	Fannie Mae REMIC Trust 2005- 66 SY, 1.248%, (-1.000*SOFR30A + 6.586%), 07/25/2035	165,157	0.0
120,484 (3)	Fannie Mae REMIC Trust 2005- 74 DK, 2.192%, (-1.000*SOFR30A + 23.542%), 07/25/2035	122,449	0.0
2,001,626 (3)(6)	Fannie Mae REMIC Trust 2005- 92 SC, 1.228%, (-1.000*SOFR30A + 6.566%), 10/25/2035	174,106	0.0
102,535	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/2036	104,869	0.0
412,622 (3)	Fannie Mae REMIC Trust 2006- 104 ES, 6.190%, (-1.000*SOFR30A + 32.878%), 11/25/2036	547,700	0.0
2,016,502 (3)(6)	Fannie Mae REMIC Trust 2006- 12 SD, 1.298%, (-1.000*SOFR30A + 6.636%), 10/25/2035	135,265	0.0
2,560,216 (3)(6)	Fannie Mae REMIC Trust 2006- 120 QD, 9.896%, (-1.000*SOFR30A + 4.586%), 10/25/2036	54,208	0.0
1,147,125 (3)(6)	Fannie Mae REMIC Trust 2006- 123 UI, 1.288%, (-1.000*SOFR30A + 6.626%), 01/25/2037	114,315	0.0
1,306,950 (3)(6)	Fannie Mae REMIC Trust 2006- 59 XS, 1.748%, (-1.000*SOFR30A + 7.086%), 07/25/2036	121,334	0.0
127,416 (3)(6)	Fannie Mae REMIC Trust 2006- 72 HS, 1.248%, (-1.000*SOFR30A + 6.586%), 08/25/2026	2,670	0.0
1,459,763 (3)(6)	Fannie Mae REMIC Trust 2007- 53 SX, 0.648%, (-1.000*SOFR30A + 5.986%), 06/25/2037	120,128	0.0
332,506 (3)	Fannie Mae REMIC Trust 2007-73 A1, 5.692%, (SOFR30A + 0.174%), 07/25/2037	323,838	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
189,981 (3)	Fannie Mae REMIC Trust 2008- 20 SP, 1.870%, (-1.000*SOFR30A + 15.214%), 03/25/2038	$187,758	0.0
1,008,774	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/2036	984,117	0.1
3,463,359 (3)(6)	Fannie Mae REMIC Trust 2010- 102 SB, 1.148%, (-1.000*SOFR30A + 6.486%), 09/25/2040	381,351	0.0
3,843,559 (6)	Fannie Mae REMIC Trust 2010-112 PI, 6.000%, 10/25/2040	803,345	0.0
1,100,463 (3)(6)	Fannie Mae REMIC Trust 2010- 116 SE, 1.148%, (-1.000*SOFR30A + 6.486%), 10/25/2040	102,354	0.0
3,022,588 (3)(6)	Fannie Mae REMIC Trust 2010- 123 SL, 0.618%, (-1.000*SOFR30A + 5.956%), 11/25/2040	217,837	0.0
8,691,379 (3)(6)	Fannie Mae REMIC Trust 2010- 139 SA, 0.578%, (-1.000*SOFR30A + 5.916%), 12/25/2040	786,310	0.0
1,688,011 (3)(6)	Fannie Mae REMIC Trust 2010- 55 AS, 0.968%, (-1.000*SOFR30A + 6.306%), 06/25/2040	156,330	0.0
3,195,892	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/2040	3,219,906	0.1
307,114	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/2040	306,654	0.0
489,420	Fannie Mae REMIC Trust 2011-10 ZC, 5.000%, 02/25/2041	493,111	0.0
45,538	Fannie Mae REMIC Trust 2011-127 UY, 3.500%, 12/25/2041	42,656	0.0
1,000,000	Fannie Mae REMIC Trust 2011-128 KB, 4.500%, 12/25/2041	986,054	0.1
1,180,287 (3)(6)	Fannie Mae REMIC Trust 2011- 149 ES, 0.548%, (-1.000*SOFR30A + 5.886%), 07/25/2041	37,664	0.0
986,397 (6)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/2041	96,685	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,424,932	Fannie Mae REMIC Trust 2011-84 Z, 5.250%, 09/25/2041	$1,476,232	0.1
10,667,363	Fannie Mae REMIC Trust 2011-99 CZ, 4.500%, 10/25/2041	10,490,726	0.5
281,253 (3)(6)	Fannie Mae REMIC Trust 2012- 10 US, 0.998%, (-1.000*SOFR30A + 6.336%), 02/25/2042	32,445	0.0
56,947	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/2041	55,821	0.0
631,724	Fannie Mae REMIC Trust 2012-110 CA, 3.000%, 10/25/2042	568,928	0.0
4,092,620 (3)(6)	Fannie Mae REMIC Trust 2012- 113 SG, 0.648%, (-1.000*SOFR30A + 5.986%), 10/25/2042	445,484	0.0
2,821,218 (3)(6)	Fannie Mae REMIC Trust 2012- 122 SB, 0.698%, (-1.000*SOFR30A + 6.036%), 11/25/2042	317,321	0.0
1,038,899 (6)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/2032	60,802	0.0
765,285 (3)	Fannie Mae REMIC Trust 2012-131 BS, 10.546%, (-1.000*SOFR30A + 5.263%), 12/25/2042	509,275	0.0
9,886,638 (3)(6)	Fannie Mae REMIC Trust 2012- 134 SF, 0.698%, (-1.000*SOFR30A + 6.036%), 12/25/2042	1,057,550	0.1
4,618,740 (3)(6)	Fannie Mae REMIC Trust 2012- 137 SN, 0.648%, (-1.000*SOFR30A + 5.986%), 12/25/2042	460,399	0.0
7,195,258 (3)(6)	Fannie Mae REMIC Trust 2012- 19 S, 0.498%, (-1.000*SOFR30A + 5.836%), 03/25/2042	714,247	0.0
3,366,181 (3)(6)	Fannie Mae REMIC Trust 2012- 30 TS, 0.998%, (-1.000*SOFR30A + 6.336%), 04/25/2042	398,428	0.0
726,668 (6)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/2042	99,896	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,882,077 (3)(6)	Fannie Mae REMIC Trust 2013- 60 DS, 0.748%, (-1.000*SOFR30A + 6.086%), 06/25/2033	$268,561	0.0
4,339,607 (3)(6)	Fannie Mae REMIC Trust 2013- 9 DS, 0.698%, (-1.000*SOFR30A + 6.036%), 02/25/2043	517,508	0.0
8,784,820 (3)(6)	Fannie Mae REMIC Trust 2013- 9 SA, 0.698%, (-1.000*SOFR30A + 6.036%), 03/25/2042	475,203	0.0
10,147,058 (6)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/2045	2,056,616	0.1
13,244,196 (6)	Fannie Mae REMIC Trust 2016-2 IO, 5.500%, 02/25/2046	2,069,321	0.1
3,445,944 (3)(6)	Fannie Mae REMIC Trust 2016- 54 SD, 0.548%, (-1.000*SOFR30A + 5.886%), 08/25/2046	412,912	0.0
5,491,442 (3)(6)	Fannie Mae REMIC Trust 2016- 62 SC, 0.548%, (-1.000*SOFR30A + 5.886%), 09/25/2046	642,681	0.0
12,638,096 (3)(6)	Fannie Mae REMIC Trust 2016- 82 SD, 0.598%, (-1.000*SOFR30A + 5.936%), 11/25/2046	1,109,194	0.1
20,872,257 (3)(6)	Fannie Mae REMIC Trust 2016- 88 CS, 0.598%, (-1.000*SOFR30A + 5.936%), 12/25/2046	1,797,832	0.1
257,258	Fannie Mae REMIC Trust 2016-88 EA, 3.500%, 01/25/2045	252,905	0.0
5,294,921 (3)(6)	Fannie Mae REMIC Trust 2016- 93 SL, 1.198%, (-1.000*SOFR30A + 6.536%), 12/25/2046	412,246	0.0
796,568	Fannie Mae REMIC Trust 2016-97 PA, 3.000%, 12/25/2044	753,348	0.0
7,069,838 (6)	Fannie Mae REMIC Trust 2017-23 IO, 6.000%, 04/25/2047	1,495,524	0.1
1,042,261	Fannie Mae REMIC Trust 2017-54 D, 3.000%, 07/25/2047	932,223	0.0
3,471,991	Fannie Mae REMIC Trust 2018-11 BX, 4.000%, 12/25/2047	3,259,380	0.2

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
188,897	Fannie Mae REMIC Trust 2018-27 EA, 3.000%, 05/25/2048	$169,101	0.0
3,103,212 (3)(6)	Fannie Mae REMIC Trust 2018- 43 SE, 0.798%, (-1.000*SOFR30A + 6.136%), 09/25/2038	259,848	0.0
490,408	Fannie Mae REMIC Trust 2018-64 ET, 3.000%, 09/25/2048	436,395	0.0
5,516,100 (3)(6)	Fannie Mae REMIC Trust 2019- 18 SA, 0.598%, (-1.000*SOFR30A + 5.936%), 05/25/2049	474,978	0.0
4,713,860 (3)(6)	Fannie Mae REMIC Trust 2019- 25 PS, 0.598%, (-1.000*SOFR30A + 5.936%), 06/25/2049	509,629	0.0
13,459,802 (3)(6)	Fannie Mae REMIC Trust 2019- 33 PS, 0.598%, (-1.000*SOFR30A + 5.936%), 07/25/2049	1,494,798	0.1
10,827,300 (6)	Fannie Mae REMIC Trust 2020-71 TI, 3.000%, 10/25/2050	1,824,566	0.1
9,171,272 (3)(6)	Fannie Mae REMIC Trust 2020- 94 SC, 0.498%, (-1.000*SOFR30A + 5.836%), 07/25/2050	1,026,212	0.1
12,260,188 (6)	Fannie Mae REMIC Trust 2021-13 BI, 3.000%, 02/25/2050	2,111,712	0.1
15,805,438 (6)	Fannie Mae REMIC Trust 2021-17 KI, 4.500%, 04/25/2051	3,484,261	0.2
17,126,317 (6)	Fannie Mae REMIC Trust 2021-8 TI, 4.000%, 03/25/2051	3,452,236	0.2
189 (3)	FHLMC-GNMA 27 FC, 7.125%, (PRIME + (1.375)%), 03/25/2024	188	0.0
103,427 (3)	First Horizon Alternative Mortgage Securities Trust 2005-AA1 1A1, 5.207%, 03/25/2035	62,136	0.0
53,403 (3)	First Horizon Asset Securities, Inc. 2005- AR6 4A1, 5.445%, 02/25/2036	50,361	0.0
18,599 (3)	First Horizon Mortgage Pass-Through Trust 2005-AR3 2A1, 5.464%, 08/25/2035	13,086	0.0
1,262,652 (1)(3)	Flagstar Mortgage Trust 2018-1 B1, 3.940%, 03/25/2048	1,138,431	0.1

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,767,713 (1)(3)	Flagstar Mortgage Trust 2018-1 B3, 3.940%, 03/25/2048	$1,535,832	0.1
1,571,984 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.009%, 04/25/2048	1,410,435	0.1
71,658	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/2029	72,347	0.0
69,757	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/2029	70,222	0.0
41,720 (3)	Freddie Mac REMIC Trust 2411 FJ, 5.803%, (SOFR30A + 0.464%), 12/15/2029	41,639	0.0
46,907	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/2032	47,244	0.0
132,473	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/2032	134,253	0.0
57,108	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/2033	57,851	0.0
111,827 (6)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/2033	18,532	0.0
2,316,966 (3)(6)	Freddie Mac REMIC Trust 2815 GS, 0.547%, (-1.000*SOFR30A + 5.886%), 03/15/2034	163,025	0.0
172,496	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/2034	175,325	0.0
489,247	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/2034	491,614	0.0
360,496	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/2035	362,195	0.0
446,884	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/2035	449,460	0.0
2,685,431 (3)(6)	Freddie Mac REMIC Trust 3045 DI, 1.277%, (-1.000*SOFR30A + 6.616%), 10/15/2035	235,308	0.0
180,339 (3)	Freddie Mac REMIC Trust 3065 DC, 3.501%, (-1.000*SOFR30A + 19.517%), 03/15/2035	183,867	0.0
224,355 (3)(6)	Freddie Mac REMIC Trust 3102 IS, 4.573%, (-1.000*SOFR30A + 24.147%), 01/15/2036	52,078	0.0
1,503,211	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/2036	1,504,193	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
860,533 (3)(6)	Freddie Mac REMIC Trust 3170 SA, 1.147%, (-1.000*SOFR30A + 6.486%), 09/15/2033	$68,028	0.0
352,603 (3)(6)	Freddie Mac REMIC Trust 3171 PS, 1.032%, (-1.000*SOFR30A + 6.371%), 06/15/2036	23,992	0.0
4,132,149 (3)(6)	Freddie Mac REMIC Trust 3284 CI, 0.667%, (-1.000*SOFR30A + 6.006%), 03/15/2037	359,957	0.0
1,808,313 (3)(6)	Freddie Mac REMIC Trust 3311 IC, 0.957%, (-1.000*SOFR30A + 6.296%), 05/15/2037	184,317	0.0
686,847	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/2037	704,972	0.0
3,961,090 (3)(6)	Freddie Mac REMIC Trust 3510 IC, 0.627%, (-1.000*SOFR30A + 5.966%), 08/15/2037	345,276	0.0
162,729 (3)(6)	Freddie Mac REMIC Trust 3524 LA, 4.993%, 03/15/2033	157,022	0.0
28,582 (3)	Freddie Mac REMIC Trust 3556 NT, 8.553%, (SOFR30A + 3.214%), 03/15/2038	29,437	0.0
1,970,488 (3)(6)	Freddie Mac REMIC Trust 3575 ST, 1.147%, (-1.000*SOFR30A + 6.486%), 04/15/2039	225,505	0.0
3,181,873 (3)(6)	Freddie Mac REMIC Trust 3589 SB, 0.747%, (-1.000*SOFR30A + 6.086%), 10/15/2039	304,736	0.0
338,919 (6)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	38,242	0.0
3,215,641	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/2034	3,258,073	0.2
1,083,722	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/2036	1,118,939	0.1
6,212,603 (3)(6)	Freddie Mac REMIC Trust 3702 SB, 9.696%, (-1.000*SOFR30A + 4.386%), 08/15/2040	248,367	0.0
563,189	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/2037	577,400	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
634,567	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/2041	$610,104	0.0
2,171,969 (3)(6)	Freddie Mac REMIC Trust 3856 KS, 1.097%, (-1.000*SOFR30A + 6.436%), 05/15/2041	229,004	0.0
870,898	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/2041	860,144	0.0
355,974 (3)(6)	Freddie Mac REMIC Trust 3925 SD, 0.597%, (-1.000*SOFR30A + 5.936%), 07/15/2040	9,704	0.0
1,061,083 (3)(6)	Freddie Mac REMIC Trust 3925 SL, 0.597%, (-1.000*SOFR30A + 5.936%), 01/15/2041	17,665	0.0
6,024,400 (3)(6)	Freddie Mac REMIC Trust 3951 SN, 1.097%, (-1.000*SOFR30A + 6.436%), 11/15/2041	715,392	0.0
334,978	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/2042	332,426	0.0
875,188	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/2042	934,599	0.0
49,620 (3)(6)	Freddie Mac REMIC Trust 4094 YS, 1.247%, (-1.000*SOFR30A + 6.586%), 04/15/2040	74	0.0
3,378,057 (3)(6)	Freddie Mac REMIC Trust 4102 MS, 1.147%, (-1.000*SOFR30A + 6.486%), 09/15/2042	444,005	0.0
7,702,795 (3)(6)	Freddie Mac REMIC Trust 4139 CS, 0.697%, (-1.000*SOFR30A + 6.036%), 12/15/2042	914,007	0.0
4,306,198 (6)	Freddie Mac REMIC Trust 4150 IO, 3.500%, 01/15/2043	643,679	0.0
418,207 (6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	67,243	0.0
3,656,550	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/2033	3,478,245	0.2
19,293,728	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/2041	18,984,924	0.8

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,055,069 (3)(6)	Freddie Mac REMIC Trust 4313 SD, 0.697%, (-1.000*SOFR30A + 6.036%), 03/15/2044	$334,618	0.0
6,197,604 (3)(6)	Freddie Mac REMIC Trust 4313 SE, 0.697%, (-1.000*SOFR30A + 6.036%), 03/15/2044	561,246	0.0
101,573 (6)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/2042	1,452	0.0
615,636 (6)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/2043	82,275	0.0
13,336,836	Freddie Mac REMIC Trust 4335 XZ, 4.250%, 05/15/2044	12,794,067	0.6
7,352,671	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/2044	7,011,760	0.3
1,492,765 (3)(6)	Freddie Mac REMIC Trust 4346 ST, 0.747%, (-1.000*SOFR30A + 6.086%), 07/15/2039	50,581	0.0
7,930,448	Freddie Mac REMIC Trust 4348 ZX, 4.250%, 06/15/2044	7,709,420	0.3
1,989,223 (3)(6)	Freddie Mac REMIC Trust 4386 LS, 0.647%, (-1.000*SOFR30A + 5.986%), 09/15/2044	201,895	0.0
1,958,458 (6)	Freddie Mac REMIC Trust 4465 MI, 5.000%, 03/15/2041	326,561	0.0
6,421,821 (3)(6)	Freddie Mac REMIC Trust 4675 KS, 0.547%, (-1.000*SOFR30A + 5.886%), 04/15/2047	708,503	0.0
3,796,096 (6)	Freddie Mac REMIC Trust 4717 IB, 4.000%, 09/15/2047	728,286	0.0
1,790,945	Freddie Mac REMIC Trust 4753 VZ, 3.000%, 12/15/2047	1,430,422	0.1
1,671,549	Freddie Mac REMIC Trust 4755 Z, 3.000%, 02/15/2048	1,445,188	0.1
16,390,702	Freddie Mac REMIC Trust 4771 HZ, 3.500%, 03/15/2048	14,749,889	0.6
734,719	Freddie Mac REMIC Trust 4787 PY, 4.000%, 05/15/2048	689,999	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,216,036 (3)(6)	Freddie Mac REMIC Trust 4892 ES, 0.698%, (-1.000*SOFR30A + 6.036%), 07/25/2045	$565,343	0.0
14,951,760 (3)(6)	Freddie Mac REMIC Trust 4901 BS, 0.648%, (-1.000*SOFR30A + 5.986%), 07/25/2049	1,285,881	0.1
2,369,355 (6)	Freddie Mac REMIC Trust 4953 AI, 4.000%, 02/25/2050	448,653	0.0
5,045,205 (6)	Freddie Mac REMIC Trust 4988 IJ, 4.500%, 12/15/2047	937,494	0.1
11,655,285 (3)(6)	Freddie Mac REMIC Trust 4995 SB, 0.648%, (-1.000*SOFR30A + 5.986%), 07/25/2050	1,385,768	0.1
4,146,536 (6)	Freddie Mac REMIC Trust 5015 EI, 4.500%, 09/25/2050	912,694	0.0
51,539,462 (6)	Freddie Mac REMIC Trust 5050 IM, 3.500%, 10/25/2050	9,697,289	0.4
33,707,078 (6)	Freddie Mac REMIC Trust 5072 IU, 2.500%, 02/25/2051	4,888,480	0.2
27,414,050 (6)	Freddie Mac REMIC Trust 5077 LI, 3.000%, 02/25/2051	4,195,844	0.2
16,222,450 (6)	Freddie Mac REMIC Trust 5118 LI, 3.000%, 06/25/2041	1,856,061	0.1
12,980,652 (6)	Freddie Mac REMIC Trust 5124 IQ, 3.500%, 07/25/2051	2,383,365	0.1
22,433,350 (6)	Freddie Mac REMIC Trust 5171 DI, 3.000%, 12/25/2051	4,107,594	0.2
23,106,703 (6)	Freddie Mac REMIC Trust 5211 IH, 3.500%, 04/25/2052	3,673,591	0.2
2,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- DNA6 B1, 8.737%, (SOFR30A + 3.400%), 10/25/2041	2,035,982	0.1
1,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- DNA7 B1, 8.987%, (SOFR30A + 3.650%), 11/25/2041	1,020,393	0.1
2,550,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- HQA3 M2, 7.437%, (SOFR30A + 2.100%), 09/25/2041	2,520,237	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2021- HQA4 M2, 7.687%, (SOFR30A + 2.350%), 12/25/2041	$2,369,797	0.1
2,500,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- DNA1 M2, 7.837%, (SOFR30A + 2.500%), 01/25/2042	2,500,299	0.1
1,800,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA1 M2, 10.587%, (SOFR30A + 5.250%), 03/25/2042	1,923,302	0.1
2,000,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA2 M2, 11.337%, (SOFR30A + 6.000%), 07/25/2042	2,164,531	0.1
1,400,000 (1)(3)	Freddie Mac STACR REMIC Trust 2022- HQA3 M2, 10.687%, (SOFR30A + 5.350%), 08/25/2042	1,489,098	0.1
4,082,025 (6)	Freddie Mac Strips 228 IO, 6.000%, 02/01/2035	692,855	0.0
4,795,454 (3)(6)	Freddie Mac Strips 311 S1, 0.497%, (-1.000*SOFR30A + 5.836%), 08/15/2043	547,851	0.0
286,558 (3)(6)	Freddie Mac Strips 347 118, 4.500%, 02/15/2044	51,202	0.0
7,923,077 (3)(6)	Freddie Mac Strips 347 C29, 3.000%, 01/15/2044	1,117,874	0.1
6,803,733 (3)(6)	Freddie Mac Strips 347 C30, 3.500%, 02/15/2044	1,096,060	0.1
2,562,671 (3)(6)	Freddie Mac Strips 347 C31, 4.000%, 02/15/2044	422,452	0.0
5,980,602 (6)	Freddie Mac Strips 351 C1, 2.500%, 02/15/2031	298,759	0.0
4,154,399 (6)	Freddie Mac Strips 351 C11, 3.500%, 02/15/2031	312,007	0.0
5,387,883 (6)	Freddie Mac Strips 351 C12, 4.000%, 02/15/2031	458,884	0.0
3,978,887 (6)	Freddie Mac Strips 351 C13, 3.000%, 02/15/2031	258,996	0.0
6,422,900 (6)	Freddie Mac Strips 351 C2, 3.000%, 02/15/2031	399,475	0.0
5,274,388 (6)	Freddie Mac Strips 351 C7, 3.000%, 02/15/2031	324,854	0.0
5,854,127 (6)	Freddie Mac Strips 351 C8, 3.500%, 02/15/2031	444,181	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,761,695 (1)(3)	Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2, 7.637%, (SOFR30A + 2.300%), 08/25/2033	$1,779,779	0.1
1,666,998	Freddie Mac Structured Pass-Through Certificates T-54 2A, 6.500%, 02/25/2043	1,729,070	0.1
1,409,568 (3)	Freddie Mac Structured Pass-Through Certificates T-62 1A1, 6.212%, (12MTA + 1.200%), 10/25/2044	1,281,240	0.1
324,526 (3)(6)	Ginnie Mae 2005- 7 AH, 1.297%, (-1.000*TSFR1M + 6.656%), 02/16/2035	26,605	0.0
5,236,282 (3)(6)	Ginnie Mae 2007- 35 KY, 0.977%, (-1.000*TSFR1M + 6.336%), 06/16/2037	515,631	0.0
172,740 (3)	Ginnie Mae 2007- 8 SP, 4.305%, (-1.000*TSFR1M + 21.677%), 03/20/2037	206,386	0.0
1,062,932 (3)(6)	Ginnie Mae 2008- 35 SN, 0.928%, (-1.000*TSFR1M + 6.286%), 04/20/2038	87,219	0.0
528,061 (3)(6)	Ginnie Mae 2008- 40 PS, 1.027%, (-1.000*TSFR1M + 6.386%), 05/16/2038	41,457	0.0
4,507,498 (3)(6)	Ginnie Mae 2009- 106 SU, 0.728%, (-1.000*TSFR1M + 6.086%), 05/20/2037	415,139	0.0
1,538,930 (3)(6)	Ginnie Mae 2009- 25 KS, 0.728%, (-1.000*TSFR1M + 6.086%), 04/20/2039	156,673	0.0
745,370	Ginnie Mae 2009-29 PB, 4.750%, 05/20/2039	741,058	0.0
800,549	Ginnie Mae 2009-31 ZL, 4.500%, 05/20/2039	794,867	0.0
7,878,406	Ginnie Mae 2009-33 ZB, 6.000%, 05/20/2039	8,142,245	0.4
738,171 (6)	Ginnie Mae 2010-106 IP, 5.000%, 03/20/2040	55,609	0.0
833,100 (3)(6)	Ginnie Mae 2010- 116 NS, 1.177%, (-1.000*TSFR1M + 6.536%), 09/16/2040	64,695	0.0
2,896,605 (3)(6)	Ginnie Mae 2010- 116 SK, 1.148%, (-1.000*TSFR1M + 6.506%), 08/20/2040	272,894	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,058,454 (3)(6)	Ginnie Mae 2010- 149 HS, 0.627%, (-1.000*TSFR1M + 5.986%), 05/16/2040	$30,878	0.0
957,611 (3)(6)	Ginnie Mae 2010- 4 SP, 1.027%, (-1.000*TSFR1M + 6.386%), 01/16/2039	26,434	0.0
1,432,929	Ginnie Mae 2010-59 ZA, 4.500%, 05/20/2040	1,425,298	0.1
329,698 (6)	Ginnie Mae 2010-6 IA, 5.000%, 11/20/2039	15,290	0.0
988,270 (3)(6)	Ginnie Mae 2010- 68 MS, 0.378%, (-1.000*TSFR1M + 5.736%), 06/20/2040	88,436	0.0
2,388,605 (6)	Ginnie Mae 2010-9 JI, 5.000%, 01/20/2040	495,467	0.0
353,648 (6)	Ginnie Mae 2011-116 BI, 4.000%, 08/16/2026	7,364	0.0
12,843	Ginnie Mae 2011- 169 BC, 7.000%, 05/16/2032	13,150	0.0
2,369,150 (3)(6)	Ginnie Mae 2011- 80 KS, 1.198%, (-1.000*TSFR1M + 6.556%), 06/20/2041	271,444	0.0
45,514 (6)	Ginnie Mae 2012-40 NI, 4.500%, 05/20/2040	2,830	0.0
4,652,663 (6)	Ginnie Mae 2013-167 PI, 5.500%, 11/20/2043	712,982	0.0
4,524,868 (6)	Ginnie Mae 2013-184 JI, 5.500%, 12/16/2043	974,157	0.1
361,485	Ginnie Mae 2013- 26 GU, 1.500%, 04/20/2042	326,433	0.0
359,390	Ginnie Mae 2013-26 JC, 2.000%, 01/20/2043	320,322	0.0
155,738	Ginnie Mae 2013-69 KA, 1.250%, 08/20/2042	136,316	0.0
115,639	Ginnie Mae 2013-8 BE, 1.750%, 11/20/2042	99,185	0.0
3,747,916	Ginnie Mae 2014-3 EP, 2.750%, 02/16/2043	3,495,962	0.2
3,972,362 (3)(6)	Ginnie Mae 2014- 3 SU, 0.578%, (-1.000*TSFR1M + 5.936%), 07/20/2039	360,520	0.0
5,033,089 (3)(6)	Ginnie Mae 2014- 55 MS, 0.727%, (-1.000*TSFR1M + 6.086%), 04/16/2044	479,398	0.0
3,693,094 (3)(6)	Ginnie Mae 2014- 56 SP, 0.727%, (-1.000*TSFR1M + 6.086%), 12/16/2039	271,696	0.0
4,589,105 (3)(6)	Ginnie Mae 2014- 58 CS, 0.127%, (-1.000*TSFR1M + 5.486%), 04/16/2044	265,403	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,856,928 (6)	Ginnie Mae 2014-79 BI, 6.000%, 05/16/2044	$1,090,131	0.1
2,245,997 (3)(6)	Ginnie Mae 2014- 99 S, 0.128%, (-1.000*TSFR1M + 5.486%), 06/20/2044	203,514	0.0
1,094,880	Ginnie Mae 2018-112 AL, 3.500%, 08/20/2048	1,010,229	0.1
1,272,030	Ginnie Mae 2018-126 A, 3.500%, 09/20/2048	1,178,074	0.1
25,192,093 (3)(6)	Ginnie Mae 2019- 143 SC, 0.578%, (-1.000*TSFR1M + 5.936%), 04/20/2046	2,898,534	0.1
25,569,402 (6)	Ginnie Mae 2021-228 IG, 3.000%, 12/20/2051	3,956,384	0.2
11,698,710 (6)	Ginnie Mae 2021-87 ID, 2.500%, 05/20/2051	1,615,337	0.1
160,064 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	148,818	0.0
948,815 (1)(3)	GS Mortgage-Backed Securities Trust 2023- PJ4 A3, 6.000%, 01/25/2054	952,470	0.1
1,331	GSR Mortgage Loan Trust 2003-2F 3A1, 6.000%, 03/25/2032	1,302	0.0
32,755 (3)	HarborView Mortgage Loan Trust 2005- 2 2A1A, 5.910%, (TSFR1M + 0.554%), 05/19/2035	29,719	0.0
73,835 (3)	HomeBanc Mortgage Trust 2004-1 2A, 6.330%, (TSFR1M + 0.974%), 08/25/2029	70,938	0.0
1,491,935 (3)	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 5.680%, (TSFR1M + 0.534%), 02/25/2046	1,059,032	0.1
3,531 (3)	JP Morgan Mortgage Trust 2005-A1 6T1, 4.263%, 02/25/2035	3,258	0.0
35,268 (3)	JP Morgan Mortgage Trust 2007-A1 5A5, 5.044%, 07/25/2035	34,595	0.0
929,474 (1)(3)	JP Morgan Mortgage Trust 2017-6 B3, 3.778%, 12/25/2048	830,283	0.0
1,437,955 (1)(3)	JP Morgan Mortgage Trust 2018-1 B1, 3.612%, 06/25/2048	1,274,075	0.1
1,437,886 (1)(3)	JP Morgan Mortgage Trust 2018-1 B2, 3.612%, 06/25/2048	1,270,565	0.1
1,778,146 (1)(3)	JP Morgan Mortgage Trust 2018-1 B3, 3.612%, 06/25/2048	1,501,622	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,832,794 (1)(3)	JP Morgan Mortgage Trust 2019-8 B3A, 3.386%, 03/25/2050	$1,550,613	0.1
1,325,773 (1)(3)	JP Morgan Mortgage Trust 2020-8 B2, 3.505%, 03/25/2051	1,110,913	0.1
1,759,762 (1)(3)	JP Morgan Mortgage Trust 2020-8 B3, 3.505%, 03/25/2051	1,490,798	0.1
6,478,209 (3)(6)	Lehman Mortgage Trust 2006-9 2A5, 1.150%, (-1.000*TSFR1M + 6.506%), 01/25/2037	673,476	0.0
25,546 (3)	Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A3 1A, 4.756%, 05/25/2033	24,455	0.0
10,794 (3)	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 5.970%, (TSFR1M + 0.614%), 11/25/2035	10,097	0.0
2,000,000 (3)	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 7.270%, (TSFR1M + 1.914%), 09/25/2035	1,967,226	0.1
1,152,158 (1)(3)	New Residential Mortgage Loan Trust 2017-3A B2, 4.750%, 04/25/2057	1,108,554	0.1
10,879 (1)(3)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 7.000%, 02/19/2030	10,534	0.0
2,900,000 (1)(3)	Oaktown Re VII Ltd. 2021-2 M1C, 8.687%, (SOFR30A + 3.350%), 04/25/2034	2,929,024	0.1
953,497,005 (1)(6)	PMTT4 2017-PM1 XIO, 13.000%, 10/25/2048	3,514,733	0.2
322,384	Prime Mortgage Trust 2007-1 A4, 5.500%, 03/25/2037	272,234	0.0
1,110	RFMSI Series Trust 2003-S9 A1, 6.500%, 03/25/2032	1,086	0.0
1,431,203	Seasoned Credit Risk Transfer Trust 2017- 4 M45T, 4.500%, 06/25/2057	1,360,539	0.1
621,527	Seasoned Credit Risk Transfer Trust Series 2018-2 HT, 3.000%, 11/25/2057	532,242	0.0
829,319	Seasoned Credit Risk Transfer Trust Series 2018-3 HT, 3.000%, 08/25/2057	705,150	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
656,251	Seasoned Credit Risk Transfer Trust Series 2018-4 HT, 3.000%, 03/25/2058	$556,085	0.0
663,782	Seasoned Credit Risk Transfer Trust Series 2019-1 HT, 3.000%, 07/25/2058	566,989	0.0
850,943	Seasoned Credit Risk Transfer Trust Series 2019-2 HT, 3.000%, 08/25/2058	722,353	0.0
172,727	Seasoned Credit Risk Transfer Trust Series 2019-3 HT, 3.000%, 10/25/2058	146,991	0.0
21,088 (3)	Sequoia Mortgage Trust 2003-4 2A1, 6.172%, (TSFR1M + 0.814%), 07/20/2033	19,231	0.0
8,544 (3)	Sequoia Mortgage Trust 2005-4 2A1, 6.164%, 04/20/2035	8,447	0.0
565,387 (1)(3)	Sequoia Mortgage Trust 2015-2 B3, 3.763%, 05/25/2045	487,218	0.0
774,636 (1)(3)	Sequoia Mortgage Trust 2015-3 B3, 3.726%, 07/25/2045	564,639	0.0
93,941 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	86,169	0.0
1,924,572 (1)(3)	Sequoia Mortgage Trust 2020-3 B3, 3.320%, 04/25/2050	1,597,163	0.1
698,000 (1)(3)	Starwood Mortgage Residential Trust 2020-1 M1, 2.878%, 02/25/2050	603,007	0.0
436,846 (3)	Structured Adjustable Rate Mortgage Loan Trust 2005-7 4A, 6.064%, 04/25/2035	398,321	0.0
24,639 (3)	Structured Adjustable Rate Mortgage Loan Trust Series 2005- 17 3A1, 4.672%, 08/25/2035	21,149	0.0
71,705 (3)	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 5.970%, (TSFR1M + 0.614%), 07/19/2035	68,613	0.0
47,195 (3)	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 5.970%, (TSFR1M + 0.614%), 07/19/2035	42,753	0.0
106,667 (3)	Thornburg Mortgage Securities Trust 2006-5 A1, 5.080%, 10/25/2046	99,468	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
6,500,000 (1)(3)	Triangle Re Ltd. 2021-3 M1B, 8.237%, (SOFR30A + 2.900%), 02/25/2034	$6,537,536	0.3
1,288,822 (1)(3)	Verus Securitization Trust 2021-4 A1, 0.938%, 07/25/2066	1,029,388	0.1
3,153 (3)	WaMu Mortgage Pass- Through Certificates 2002-AR2 A, 4.335%, (ECOFC + 1.250%), 02/27/2034	2,954	0.0
10,746 (3)	WaMu Mortgage Pass- Through Certificates 2002-AR9 1A, 6.412%, (12MTA + 1.400%), 08/25/2042	10,110	0.0
16,181 (3)	WaMu Mortgage Pass- Through Certificates 2005-AR1 A1A, 6.110%, (TSFR1M + 0.754%), 01/25/2045	15,226	0.0
29,266,956 (3)(6)	WaMu Mortgage Pass- Through Certificates 2005-AR11 X, 1.410%, 08/25/2045	28,800	0.0
395,505 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR12 1A1, 4.490%, 10/25/2036	356,210	0.0
366,858 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR12 2A3, 3.792%, 10/25/2036	327,964	0.0
676,428 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR16 2A1, 4.339%, 12/25/2036	587,473	0.0
197,925 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR7 3A, 6.060%, (12MTA + 1.048%), 07/25/2046	163,082	0.0
1,355,329 (3)	WaMu Mortgage Pass- Through Certificates 2006-AR8 1A4, 4.407%, 08/25/2046	1,202,009	0.1
1,194,879 (3)	WaMu Mortgage Pass- Through Certificates 2007-HY7 2A2, 3.769%, 07/25/2037	974,231	0.1
726,904 (3)	WaMu Mortgage Pass- Through Certificates Series Trust 2005- AR13 A1C3, 6.450%, (TSFR1M + 1.094%), 10/25/2045	677,415	0.0

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,151,914 (3)	Washington Mutual Mortgage Pass-Through Certificates WMALT 2006-AR10 A1, 5.670%, (TSFR1M + 0.314%), 12/25/2036	$559,526	0.0
124,679	Washington Mutual Mortgage Pass- Through Certificates WMALT Series Trust 2005-8 1A2, 5.500%, 10/25/2035	110,661	0.0
689,972 (3)	Wells Fargo Alternative Loan Trust 2007-PA2 2A1, 5.900%, (TSFR1M + 0.544%), 06/25/2037	561,126	0.0
48,256 (3)	Wells Fargo Mortgage Backed Securities Trust 2005-AR7 1A1, 4.692%, 05/25/2035	48,980	0.0
136,420 (3)	Wells Fargo Mortgage Backed Securities Trust 2006-AR4 2A4, 4.773%, 04/25/2036	128,259	0.0
540,368 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.752%, 08/20/2045	488,479	0.0
	Total Collateralized Mortgage Obligations (Cost $367,952,912)	325,677,600	14.1

ASSET-BACKED SECURITIES: 7.8%
	Automobile Asset-Backed Securities: 0.0%
350,000 (1)	GLS Auto Receivables Issuer Trust 2021-4A C, 1.940%, 10/15/2027	338,132	0.0

	Home Equity Asset-Backed Securities: 0.1%
1,046,120 (1)(3)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	825,406	0.1
176,390 (3)	Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 6.385%, (TSFR1M + 1.029%), 03/25/2035	175,808	0.0
42,394 (3)	Renaissance Home Equity Loan Trust 2003-2 A, 4.156%, (TSFR1M + 0.994%), 08/25/2033	38,690	0.0
609,753 (3)	Renaissance Home Equity Loan Trust 2005-3 AF4, 5.140%, 11/25/2035	601,677	0.0
		1,641,581	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: 7.0%
2,000,000 (1)(3)	AGL CLO 12 Ltd. 2021-12A C, 7.527%, (TSFR3M + 2.112%), 07/20/2034	$1,979,608	0.1
2,369,616 (1)(3)(6)(7)	American Homes 4 Rent Trust 2015- SFR1 XS, 3.232%, 04/17/2052	—	—
5,000,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 A, 6.826%, (TSFR1M + 1.464%), 11/15/2036	4,978,071	0.2
3,470,000 (1)(3)	Barings CLO Ltd. 2017-1A A2, 7.007%, (TSFR3M + 1.612%), 07/18/2029	3,462,179	0.2
4,393,000 (1)(3)	Barings CLO Ltd. 2018-3A A2, 6.977%, (TSFR3M + 1.562%), 07/20/2029	4,400,688	0.2
744,167 (1)	Beacon Container Finance II LLC 2021-1A A, 2.250%, 10/22/2046	661,091	0.0
373,475 (3)	Bear Stearns Asset Backed Securities Trust 2006-SD4 1A1, 5.602%, 10/25/2036	368,887	0.0
2,250,000 (1)(3)	Benefit Street Partners CLO IV Ltd. 2014- IVA BRRR, 7.827%, (TSFR3M + 2.412%), 01/20/2032	2,245,988	0.1
1,950,000 (1)(3)	Benefit Street Partners CLO XVIII Ltd. 2019- 18A A2R, 7.105%, (TSFR3M + 1.712%), 10/15/2034	1,943,132	0.1
1,450,000 (1)(3)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	1,424,471	0.1
5,000,000 (1)(3)	BlueMountain CLO XXXI Ltd. 2021-31A C, 7.658%, (TSFR3M + 2.262%), 04/19/2034	4,915,080	0.2
2,308,875 (1)	Bojangles Issuer LLC 2020-1A A2, 3.832%, 10/20/2050	2,164,604	0.1
3,490,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A AR, 6.847%, (TSFR3M + 1.432%), 07/20/2034	3,487,438	0.2
3,000,000 (1)(3)	Broad River Bsl Funding Clo Ltd. 2020-1A CR, 7.677%, (TSFR3M + 2.262%), 07/20/2034	2,945,151	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,750,000 (1)(3)	California Street CLO IX L.P. 2012-9A CR3, 8.155%, (TSFR3M + 2.762%), 07/16/2032	$1,731,972	0.1
2,400,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2014-1A A2R2, 6.794%, (TSFR3M + 1.392%), 04/17/2031	2,358,994	0.1
5,500,000 (1)(3)	Carlyle Global Market Strategies CLO Ltd. 2016-1A BR2, 7.727%, (TSFR3M + 2.312%), 04/20/2034	5,393,663	0.2
3,250,000 (1)(3)	Cedar Funding IV CLO Ltd. 2014-4A CRR, 7.674%, (TSFR3M + 2.262%), 07/23/2034	3,196,645	0.1
3,000,000 (1)(3)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 7.114%, (TSFR3M + 1.712%), 10/17/2034	3,003,903	0.1
33,059 (3)	Chase Funding Trust Series 2002-4 2A1, 6.210%, (TSFR1M + 0.854%), 10/25/2032	32,305	0.0
106,708 (3)	Chase Funding Trust Series 2003-5 2A2, 6.070%, (TSFR1M + 0.714%), 07/25/2033	103,795	0.0
963,853 (1)	CLI Funding VIII LLC 2022-1A A, 2.720%, 01/18/2047	852,749	0.0
909,625 (1)	DB Master Finance LLC 2019-1A A23, 4.352%, 05/20/2049	879,025	0.0
478,750 (1)	DB Master Finance LLC 2019-1A A2II, 4.021%, 05/20/2049	462,488	0.0
288,750 (1)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	264,127	0.0
1,333,500 (1)	Driven Brands Funding LLC 2019-1A A2, 4.641%, 04/20/2049	1,292,765	0.1
7,500,000 (1)(3)	FS Rialto 2021-FL3 A, 6.723%, (TSFR1M + 1.364%), 11/16/2036	7,415,745	0.3
97,871 (3)	GSAMP Trust 2007- FM1 A2A, 5.540%, (TSFR1M + 0.184%), 12/25/2036	46,182	0.0
781,503 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/2040	728,614	0.0
500,000 (1)(3)	HGI CRE CLO Ltd. 2022-FL3 A, 7.038%, (SOFR30A + 1.700%), 04/20/2037	500,876	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
10,000,000 (1)(3)	LCM 26 Ltd. 26A A2, 6.927%, (TSFR3M + 1.512%), 01/20/2031	$9,888,460	0.4
2,450,000 (1)(3)	LCM 30 Ltd. 30A CR, 7.677%, (TSFR3M + 2.262%), 04/20/2031	2,385,702	0.1
58,753 (3)	Long Beach Mortgage Loan Trust 2004-4 1A1, 6.030%, (TSFR1M + 0.674%), 10/25/2034	56,187	0.0
2,090,000 (1)(3)	Madison Park Funding XLVIII Ltd. 2021-48A C, 7.658%, (TSFR3M + 2.262%), 04/19/2033	2,094,523	0.1
1,650,000 (1)(3)	Madison Park Funding XXI Ltd. 2016-21A ABRR, 7.055%, (TSFR3M + 1.662%), 10/15/2032	1,649,269	0.1
3,532,000 (1)(3)	MF1 Ltd. 2021-FL7 AS, 6.923%, (TSFR1M + 1.564%), 10/16/2036	3,436,661	0.1
2,500,000 (1)(3)	MF1 Ltd. 2022-FL8 A, 6.706%, (TSFR1M + 1.350%), 02/19/2037	2,470,040	0.1
1,156,533 (1)	Mosaic Solar Loan Trust 2018-1A A, 4.010%, 06/22/2043	1,072,995	0.0
354,873 (1)	Mosaic Solar Loan Trust 2018-2GS B, 4.740%, 02/22/2044	319,775	0.0
1,345,426 (1)	Mosaic Solar Loans LLC 2017-2A A, 3.820%, 06/22/2043	1,248,188	0.1
5,050,000 (1)(3)	OCP CLO Ltd. 2021- 21A C, 7.577%, (TSFR3M + 2.162%), 07/20/2034	4,967,629	0.2
4,000,000 (1)(3)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 7.008%, (TSFR3M + 1.612%), 07/19/2030	3,936,680	0.2
1,500,000 (1)(3)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	1,494,870	0.1
1,800,000 (1)(3)	OHA Credit Funding 9 Ltd. 2021-9A C, 7.558%, (TSFR3M + 2.162%), 07/19/2035	1,794,037	0.1
4,000,000 (1)(3)	Palmer Square CLO Ltd. 2013-2A BR3, 7.514%, (TSFR3M + 2.112%), 10/17/2031	3,972,060	0.2
7,000,000 (1)(3)	Palmer Square CLO Ltd. 2021-2A C, 7.455%, (TSFR3M + 2.062%), 07/15/2034	6,912,458	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
2,000,000 (1)(3)	Palmer Square CLO Ltd. 2021-3A A2, 7.055%, (TSFR3M + 1.662%), 01/15/2035	$2,003,430	0.1
152,691 (3)	Popular ABS Mortgage Pass-Through Trust 2005-D A5, 3.526%, 01/25/2036	150,008	0.0
2,450,000 (1)(3)	Rockland Park CLO Ltd. 2021-1A C, 7.577%, (TSFR3M + 2.162%), 04/20/2034	2,438,426	0.1
50,251 (3)	Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 5.630%, (TSFR1M + 0.274%), 11/25/2036	14,377	0.0
1,498,333 (1)	Sonic Capital LLC 2020-1A A2I, 3.845%, 01/20/2050	1,417,642	0.1
2,600,000 (1)(3)	Sound Point CLO XXIX Ltd. 2021-1A C1, 7.940%, (TSFR3M + 2.562%), 04/25/2034	2,538,383	0.1
2,800,000 (1)(3)	Sound Point CLO XXVI Ltd. 2020-1A C1R, 7.877%, (TSFR3M + 2.462%), 07/20/2034	2,752,506	0.1
1,761,563 (1)	Sunrun Athena Issuer LLC 2018-1 A, 5.310%, 04/30/2049	1,682,061	0.1
8,200,000 (1)(3)	Symphony CLO XXV Ltd. 2021-25A C, 7.708%, (TSFR3M + 2.312%), 04/19/2034	8,069,267	0.4
1,714,500 (1)	Taco Bell Funding LLC 2018-1A A2II, 4.940%, 11/25/2048	1,673,930	0.1
6,000,000 (1)(3)	TCW CLO Ltd. 2020- 1A CRR, 7.727%, (TSFR3M + 2.312%), 04/20/2034	5,903,940	0.3
7,100,000 (1)(3)	TCW CLO Ltd. 2023-1A C, 8.890%, (TSFR3M + 3.500%), 04/28/2036	7,179,130	0.3
7,000,000 (1)(3)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.155%, (TSFR3M + 2.762%), 04/15/2035	6,940,745	0.3
7,000,000 (1)(3)	Trinitas Clo VII Ltd. 2017-7A A1R, 6.840%, (TSFR3M + 1.462%), 01/25/2035	7,008,477	0.3
1,072,750 (1)	Triton Container Finance VIII LLC 2021-1A A, 1.860%, 03/20/2046	936,268	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
70,504	United States Small Business Administration 2007-20L 1, 5.290%, 12/01/2027	$70,122	0.0
		161,718,482	7.0
	Student Loan Asset-Backed Securities: 0.7%
411,061 (1)	Commonbond Student Loan Trust 2018-BGS B, 3.990%, 09/25/2045	385,806	0.0
340,279 (1)	Commonbond Student Loan Trust-GS 2017- BGS B, 3.260%, 09/25/2042	305,581	0.0
264,037 (1)	Commonbond Student Loan Trust-GS 2018- AGS A1, 3.210%, 02/25/2044	244,891	0.0
1,808,272 (1)	Navient Private Education Refi Loan Trust 2018-A B, 3.680%, 02/18/2042	1,724,437	0.1
1,550,000 (1)	SMB Private Education Loan Trust 2014-A C, 4.500%, 09/15/2045	1,350,931	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/2041	1,415,668	0.1
2,500,000 (1)(3)	Sofi Professional Loan Program LLC 2017-C B, 3.560%, 07/25/2040	2,401,362	0.1
2,200,000 (1)	Sofi Professional Loan Program LLC 2018-A B, 3.610%, 02/25/2042	2,008,785	0.1
2,100,000 (1)	SoFi Professional Loan Program LLC 2017-F BFX, 3.620%, 01/25/2041	1,907,921	0.1
5,000,000 (1)	Sofi Professional Loan Program Trust 2018-B BFX, 3.830%, 08/25/2047	4,601,057	0.2
458,184 (1)	Sofi Professional Loan Program Trust 2018- C A2FX, 3.590%, 01/25/2048	444,969	0.0
1,000,000 (1)	Sofi Professional Loan Program Trust 2018-D BFX, 4.140%, 02/25/2048	912,931	0.0
		17,704,339	0.7
	Total Asset-Backed Securities (Cost $185,136,169)	181,402,534	7.8
U.S. TREASURY OBLIGATIONS: 7.8%
	United States Treasury Bonds: 3.5%
17,000	1.250%, 05/15/2050	9,166	0.0
920,000	1.375%, 11/15/2040	610,830	0.0
77,000	1.625%, 11/15/2050	45,899	0.0
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	United States Treasury Bonds (continued)
100	2.000%, 11/15/2041	$72	0.0
3,046,300	2.875%, 05/15/2052	2,426,330	0.1
4,011,100	3.250%, 05/15/2042	3,520,994	0.1
10,496,400	4.125%, 08/15/2053	10,612,845	0.5
60,008,300 (2)	4.750%, 11/15/2043	64,387,031	2.8
		81,613,167	3.5
	United States Treasury Notes: 4.3%
4,197,000 (2)	0.250%, 06/15/2024	4,105,445	0.2
170,000	0.875%, 06/30/2026	157,227	0.0
1,757,900	1.250%, 11/30/2026	1,625,439	0.1
8,250,800	1.250%, 09/30/2028	7,313,400	0.3
139,400	1.500%, 01/31/2027	129,416	0.0
1,600,500	1.500%, 11/30/2028	1,431,635	0.1
54,300	2.750%, 04/30/2027	52,239	0.0
1,315,300	2.750%, 08/15/2032	1,204,912	0.1
10,106,800	3.750%, 12/31/2028	10,061,793	0.4
6,702,000	4.250%, 12/31/2025	6,701,215	0.3
6,942,600	4.250%, 12/15/2026	7,011,484	0.3
2,152,800	4.375%, 11/30/2028	2,203,256	0.1
5,836,000	4.375%, 11/30/2030	6,002,417	0.3
42,398,700	4.500%, 11/15/2033	44,525,260	1.9
5,684,000	4.875%, 11/30/2025	5,743,282	0.2
		98,268,420	4.3
	Total U.S. Treasury Obligations (Cost $175,980,331)	179,881,587	7.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.1%
2,000,000 (1)(3)	AREIT LLC 2023-CRE8 A, 7.470%, (TSFR1M + 2.112%), 02/17/2028	2,002,286	0.1
12,135,686 (3)(6)	BANK 2019-BN16 XA, 0.940%, 02/15/2052	465,507	0.0
50,180,428 (3)(6)	BANK 2019-BN19 XA, 0.942%, 08/15/2061	2,045,517	0.1
22,800,000 (1)(3)(6)	BBCCRE Trust 2015- GTP XA, 0.597%, 08/10/2033	190,317	0.0
26,576,851 (3)(6)	Benchmark Mortgage Trust 2019-B12 XA, 1.024%, 08/15/2052	1,007,873	0.0
18,750,146 (3)(6)	Benchmark Mortgage Trust 2019-B9 XA, 1.016%, 03/15/2052	741,392	0.0
1,700,000 (1)(3)	BIG Commercial Mortgage Trust 2022- BIG B, 7.103%, (TSFR1M + 1.741%), 02/15/2039	1,659,136	0.1
3,537,000 (1)(8)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	2,517,852	0.1
1,348,000 (1)	BMD2 Re-Remic Trust 2019-FRR1 6B10, 2.451%, 05/25/2052	1,026,980	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,000,000 (1)(3)	BOCA Commercial Mortgage Trust 2022- BOCA A, 7.131%, (TSFR1M + 1.770%), 05/15/2039	$995,840	0.0
383,131 (1)(3)	BX 2021-MFM1 D, 6.976%, (TSFR1M + 1.614%), 01/15/2034	374,000	0.0
2,940,000 (1)(3)	BX Commercial Mortgage Trust 2021- 21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	2,820,214	0.1
2,500,000 (1)(3)	BX Trust 2019-ATL B, 6.863%, (TSFR1M + 1.501%), 10/15/2036	2,429,247	0.1
5,000,000 (1)(3)	BX Trust 2021-ARIA A, 6.376%, (TSFR1M + 1.014%), 10/15/2036	4,892,923	0.2
1,000,000 (1)(3)	BX Trust 2023-DELC A, 8.052%, (TSFR1M + 2.690%), 05/15/2038	1,004,367	0.0
16,533,795 (3)(6)	CD Mortgage Trust 2016-CD1 XA, 1.362%, 08/10/2049	395,843	0.0
4,500,000	CD Mortgage Trust 2018-CD7 A4, 4.279%, 08/15/2051	4,237,991	0.2
33,843,999 (3)(6)	Citigroup Commercial Mortgage Trust 2017- P8 XA, 0.867%, 09/15/2050	824,235	0.0
46,290,165 (3)(6)	Citigroup Commercial Mortgage Trust 2018- C5 XA, 0.666%, 06/10/2051	1,168,109	0.1
1,000,000 (1)(3)	Citigroup Commercial Mortgage Trust 2023- SMRT C, 5.852%, 10/12/2040	985,091	0.0
131,618 (3)(6)	COMM Mortgage Trust 2012-CR3 XA, 0.879%, 10/15/2045	610	0.0
65,166,000 (1)(3)(6)	COMM Mortgage Trust 2012-CR4 XB, 0.401%, 10/15/2045	694,184	0.0
65,974,176 (3)(6)	COMM Mortgage Trust 2016-CR28 XA, 0.665%, 02/10/2049	700,722	0.0
3,906,000 (1)(3)	COMM Mortgage Trust 2020-CBM F, 3.633%, 02/10/2037	3,590,705	0.2
500,000 (3)	CSAIL Commercial Mortgage Trust 2018- C14 B, 4.902%, 11/15/2051	434,519	0.0
750,000 (1)	CSAIL Commercial Mortgage Trust 2020- C19 E, 2.500%, 03/15/2053	273,792	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,736,000 (1)(3)	CSWF 2021-SOP2 D, 7.793%, (TSFR1M + 2.431%), 06/15/2034	$2,000,528	0.1
5,000,000 (1)	DC Commercial Mortgage Trust 2023-DC A, 6.314%, 09/12/2040	5,166,111	0.2
2,000,000 (1)(3)	DTP Commercial Mortgage Trust 2023- STE2 A, 6.038%, 01/15/2041	1,975,273	0.1
1,866,880 (1)(3)	Extended Stay America Trust 2021-ESH A, 6.556%, (TSFR1M + 1.194%), 07/15/2038	1,851,041	0.1
10,238,178	Freddie Mac Multifamily ML Certificates US XUS, 1.846%, 07/25/2037	1,331,923	0.1
2,300,000 (1)(8)	FREMF Mortgage Trust 2019-KG01 C, 0.000%, 05/25/2029	1,439,075	0.1
66,051,875 (1)(6)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	183,505	0.0
7,380,000 (1)(6)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	28,723	0.0
1,000,000 (1)(3)	FRR Re-REMIC Trust 2018-C1 B725, 1.908%, 02/27/2050	984,944	0.0
3,000,000 (1)(8)	FRR Re-REMIC Trust 2018-C1 C725, 0.000%, 02/27/2050	2,957,937	0.1
4,158,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	3,128,528	0.1
8,097,000 (1)(8)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	5,854,510	0.3
3,030,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	2,305,234	0.1
4,451,000 (1)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	3,560,648	0.2
2,598,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 BK89, 0.000%, 01/27/2052	1,709,622	0.1
1,723,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	1,606,159	0.1
1,756,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	1,552,899	0.1
2,125,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	1,538,005	0.1
1,724,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	1,586,249	0.1

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,388,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	$1,287,022	0.1
1,755,000 (1)(8)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	1,515,499	0.1
2,845,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	2,155,508	0.1
2,164,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	1,961,709	0.1
2,631,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	2,361,788	0.1
1,140,000 (1)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.020%, 09/27/2051	1,008,768	0.0
1,817,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	1,136,957	0.1
2,163,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	1,931,321	0.1
2,140,000 (1)(8)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	1,819,483	0.1
2,000,000 (1)(3)	GS Mortgage Securities Corp. Trust 2021- ARDN A, 6.726%, (TSFR1M + 1.364%), 11/15/2036	1,944,958	0.1
37,199,099 (3)(6)	GS Mortgage Securities Trust 2014-GC22 XA, 0.929%, 06/10/2047	55,086	0.0
104,662,641 (3)(6)	GS Mortgage Securities Trust 2019-GC42 XA, 0.802%, 09/10/2052	3,455,301	0.2
37,095,757 (3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2016- JP4 XA, 0.574%, 12/15/2049	469,783	0.0
1,754,909 (3)(6)	JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 0.915%, 10/15/2048	14,392	0.0
2,978,474 (1)(3)	KIND Trust 2021-KIND A, 6.426%, (TSFR1M + 1.064%), 08/15/2038	2,865,364	0.1
688,079 (1)(3)	Life Mortgage Trust 2021-BMR F, 7.826%, (TSFR1M + 2.464%), 03/15/2038	651,650	0.0
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000 (1)(3)	Life Mortgage Trust 2022-BMR2 A1, 6.657%, (TSFR1M + 1.295%), 05/15/2039	$4,895,038	0.2
1,377,390 (1)(3)	Med Trust 2021-MDLN D, 7.476%, (TSFR1M + 2.114%), 11/15/2038	1,343,725	0.1
4,850,000 (1)(3)	PFP Ltd. 2023-10 A, 7.723%, (TSFR1M + 2.365%), 09/16/2038	4,861,139	0.2
1,350,000 (1)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	1,127,297	0.0
1,140,000 (1)(3)	RFM Reremic Trust 2022-FRR1 AB60, 2.420%, 11/08/2049	965,794	0.0
420,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	339,655	0.0
530,000 (1)(8)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	402,001	0.0
21,321,233 (3)(6)	Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.008%, 12/15/2047	139,226	0.0
24,655,864 (3)(6)	Wells Fargo Commercial Mortgage Trust 2021-C59 XA, 1.521%, 04/15/2054	1,859,835	0.1
	Total Commercial Mortgage-Backed Securities (Cost $122,012,321)	118,808,465	5.1

MUNICIPAL BONDS: 0.1%
	California: 0.1%
500,000	California State University, 6.434%, 11/01/2030	539,170	0.1
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/2033	224,253	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/2040	371,368	0.0
200,000	Regents of the University of California Medical Center Pooled Revenue H, 6.398%, 05/15/2031	213,925	0.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
	California: (continued)
300,000	Regents of the University of California Medical Center Pooled Revenue H, 6.548%, 05/15/2048	$351,329	0.0
		1,700,045	0.1
	Total Municipal Bonds (Cost $1,500,000)	1,700,045	0.1

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 14.6%
	Affiliated Investment Companies: 14.6%
5,864,608	Voya VACS Series EMCD Fund	50,025,107	2.2
9,197,688	Voya VACS Series EMHCD Fund	95,931,889	4.1
6,942,112	Voya VACS Series HYB Fund	71,503,754	3.1
11,907,527	Voya VACS Series SC Fund	121,814,000	5.2
		339,274,750	14.6
	Total Mutual Funds (Cost $336,366,410)	339,274,750	14.6
PURCHASED OPTIONS(9): 0.0%
	Total Purchased Options (Cost $926,785)	110,965	0.0
	Total Long-Term Investments (Cost $2,308,548,556)	2,245,219,871	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.2%
	Commercial Paper: 1.9%
2,157,000	American Electric Power Co., Inc., 6.240%, 01/18/2024	2,150,378	0.1
8,000,000	Dominion Energy, Inc., 6.110%, 01/23/2024	7,969,306	0.3
1,448,000	Dominion Energy, Inc., 6.250%, 01/17/2024	1,443,798	0.1
5,500,000	Duke Energy Co., 9.180%, 01/03/2024	5,495,854	0.2
7,000,000	Enbridge (US) Inc., 8.420%, 01/04/2024	6,993,550	0.3
15,000,000	Exelon Corp., 6.920%, 01/08/2024	14,977,283	0.7
4,000,000	Keurig Dr. Pepper, Inc., 6.300%, 01/16/2024	3,988,978	0.2
	Total Commercial Paper (Cost $43,037,994)	43,019,147	1.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Time Deposits: 0.4%
2,020,000 (10)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024	$2,020,000	0.1
1,990,000 (10)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024	1,990,000	0.0
2,000,000 (10)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024	2,000,000	0.1
1,990,000 (10)	Mizuho Bank Ltd., 5.320%, 01/02/2024	1,990,000	0.1
1,990,000 (10)	Royal Bank of Canada, 5.320%, 01/02/2024	1,990,000	0.1
	Total Time Deposits (Cost $9,990,000)	9,990,000	0.4

	Repurchase Agreements: 3.1%
6,379,239 (10)	Bethesda Securities LLC, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $6,383,063, collateralized by various U.S. Government Agency Obligations, 2.000%-5.881%, Market Value plus accrued interest $6,506,824, due 10/01/27-01/01/57)	6,379,239	0.3
15,382,771 (10)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $15,391,992, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $15,690,426, due 08/01/25-09/20/73)	15,382,771	0.7

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,277,418 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $8,282,389, collateralized by various U.S. Government Securities, 0.000%- 5.250%, Market Value plus accrued interest $8,448,107, due 01/23/24-11/15/53)	$8,277,418	0.4
7,425,303 (10)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $7,429,779, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $7,578,438, due 02/02/24-04/20/71)	7,425,303	0.3
5,462,061 (10)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $5,465,263, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $5,571,302, due 02/01/35-09/01/52)	5,462,061	0.2
15,000,000 (10)	National Bank Financial, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $15,008,778, collateralized by various U.S. Government Securities, 0.125%- 4.375%, Market Value plus accrued interest $15,300,034, due 01/02/24-09/09/49)	15,000,000	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
14,458,922 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $14,467,589, collateralized by various U.S. Government Securities, 0.125%- 3.625%, Market Value plus accrued interest $14,737,485, due 04/15/25-02/15/53)	$14,458,922	0.6
	Total Repurchase Agreements (Cost $72,385,714)	72,385,714	3.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
40,703,000 (11)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $40,703,000)	$40,703,000	1.8

	Total Short-Term Investments (Cost $166,116,708)	166,097,861	7.2
	Total Investments in Securities (Cost $2,474,665,264)	$2,411,317,732	104.1
	Liabilities in Excess of Other Assets	(95,519,841)	(4.1)
	Net Assets	$2,315,797,891	100.0

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(4)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(5)	Represents or includes a TBA transaction.
(6)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(8)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

12MTA	12-month Treasury Average
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
RFUCCT1M	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
RFUCCT1Y	FTSE USD IBOR Consumer Cash Fallbacks Term 1Y
SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$601,009,978	$—	$601,009,978
U.S. Government Agency Obligations	—	497,353,947	—	497,353,947
Mutual Funds	339,274,750	—	—	339,274,750
Collateralized Mortgage Obligations	—	325,677,600	—	325,677,600
Asset-Backed Securities	—	181,402,534	—	181,402,534
U.S. Treasury Obligations	—	179,881,587	—	179,881,587
Commercial Mortgage-Backed Securities	—	118,808,465	—	118,808,465
Municipal Bonds	—	1,700,045	—	1,700,045
Purchased Options	—	110,965	—	110,965
Short-Term Investments	40,703,000	125,394,861	—	166,097,861
Total Investments, at fair value	$379,977,750	$2,031,339,982	$—	$2,411,317,732
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	—	1,225,206	—	1,225,206
Centrally Cleared Interest Rate Swaps	—	1,249,221	—	1,249,221
Forward Foreign Currency Contracts	—	9,795	—	9,795
Forward Premium Swaptions	—	76,459	—	76,459
Futures	12,544,349	—	—	12,544,349
Total Assets	$392,522,099	$2,033,900,663	$—	$2,426,422,762
Liabilities Table
Other Financial Instruments+
Centrally Cleared Credit Default Swaps	$—	$(1,379,955)	$—	$(1,379,955)
Centrally Cleared Interest Rate Swaps	—	(1,474,942)	—	(1,474,942)
Forward Premium Swaptions	—	(14,316)	—	(14,316)
Futures	(5,038,079)	—	—	(5,038,079)
Written Options	—	(2,329,357)	—	(2,329,357)
Total Liabilities	$(5,038,079)	$(5,198,570)	$—	$(10,236,649)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund - Class P	$116,943,433	$565,769	$(153,639,286)	$36,130,084	$—	$911,117	$(36,275,139)	$—
Voya High Yield Bond Fund - Class P	71,064,002	405,008	(83,494,647)	12,025,637	—	758,782	(11,359,283)	—
Voya Investment Grade Credit Fund - Class P	149,477,522	1,112,689	(180,280,913)	29,690,702	—	1,517,391	(25,836,683)	—
Voya Securitized Credit Fund - Class P	122,428,596	—	(129,927,575)	7,498,979	—	991,842	(6,049,374)	—
Voya VACS Series EMCD Fund	86,773,176	5,081,872	(53,231,455)	11,401,514	50,025,107	5,050,139	(8,406,205)	—
Voya VACS Series EMHCD Fund	—	125,887,680	(33,881,898)	3,926,107	95,931,889	6,789,769	1,118,103	978,101

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya VACS Series HYB Fund	$—	$77,445,786	$(8,010,980)	$2,068,948	$71,503,754	$4,877,341	$(1,007)	$—
Voya VACS Series SC Fund	—	125,009,985	(5,934,716)	2,738,731	121,814,000	5,039,397	65,282	815,666
	$546,686,729	$335,508,789	$(648,401,470)	$105,480,702	$339,274,750	$25,935,778	$(86,744,306)	$1,793,767

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	408,371	USD	441,625	Morgan Stanley Capital Services LLC	02/02/24	$9,795
						$9,795

At December 31, 2023, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 5-Year Note	891	03/28/24	$96,917,133	$1,714,993
U.S. Treasury 10-Year Note	471	03/19/24	53,171,484	1,027,588
U.S. Treasury Long Bond	221	03/19/24	27,611,187	2,032,542
U.S. Treasury Ultra Long Bond	693	03/19/24	92,580,469	7,769,226
			$270,280,273	$12,544,349
Short Contracts:
U.S. Treasury 2-Year Note	(979)	03/28/24	(201,589,867)	(649,052)
U.S. Treasury Ultra 10-Year Note	(762)	03/19/24	(89,927,906)	(4,389,027)
			$(291,517,773)	$(5,038,079)

At December 31, 2023, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)		Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 33, Version 14	Buy	(5.000)	12/20/24	USD	27,668,610	$(946,272)	$1,225,206
CDX North American High Yield Index Series 40, Version 2	Buy	(5.000)	06/20/28	USD	45,540,000	(2,792,196)	(1,379,955)
						$(3,738,468)	$(154,749)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Payments made quarterly.
(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	9.000%	Monthly	08/14/28	MXN	144,762,000	$127,552	$127,552
Pay	28-day MXN TIIE-BANXICO	Monthly	8.860	Monthly	08/09/28	MXN	146,106,000	81,806	81,806
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	36,079,000	189,418	189,418
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	52,231,800	230,823	230,823
Pay	1-day Secured Overnight Financing Rate	Annual	4.903	Annual	02/21/25	USD	54,202,900	194,403	194,403
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	11,857,000	(30,844)	(30,844)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	16,091,000	(52,721)	(52,721)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	16,091,000	(125,776)	(125,776)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	18,632,000	(140,490)	(140,490)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	19,140,000	(81,229)	(81,229)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062	Annual	02/20/25	USD	20,495,000	(103,968)	(103,968)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	21,681,000	(72,792)	(72,792)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	22,020,000	98,267	98,267
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	23,172,000	(100,593)	(100,593)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	25,407,000	(216,120)	(216,120)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	27,101,000	(195,965)	(195,965)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	34,724,000	326,952	326,952
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	37,264,000	(79,306)	(79,306)
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	42,346,000	(275,138)	(275,138)
								$(225,721)	$(225,721)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	6,000,500	$297,625	$19,612
						$297,625	$19,612

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	2.225%	1-day Secured Overnight Financing Rate	05/16/24	USD	31,589,600	$342,221	$50,498
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.213%	1-day Secured Overnight Financing Rate	05/16/24	USD	26,324,700	286,939	40,855
								$629,160	$91,353

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	169,383,000	$737,239	$(642)
Put on 10-Year Interest Rate Swap(1)	BNP Paribas	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	31,589,600	342,221	(204,884)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/16/24	USD	26,324,700	286,939	(170,737)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	169,383,000	737,240	(1,953,094)
								$2,103,639	$(2,329,357)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Intermediate Bond Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	12,484,500	$(2,184,788)	$38,090
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.700%	Receive	1-day Secured Overnight Financing Rate	05/28/27	USD	20,904,800	(3,700,150)	38,369

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration(4)	Unrealized Appreciation/ (Depreciation)
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	19,473,000	$(3,505,140)	$(14,316)
								$(9,390,078)	$62,143

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:

EUR	—	EU Euro
MXN	—	Mexican Peso
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$19,612
Interest rate contracts	Investments in securities at value*	91,353
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	9,795
Interest rate contracts	Unrealized appreciation on forward premium swaptions	76,459
Interest rate contracts	Variation margin receivable on futures contracts**	12,544,349
Credit contracts	Variation margin receivable on centrally cleared swaps**	1,225,206
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	1,249,221
Total Asset Derivatives		$15,215,995

Liability Derivatives
Interest rate contracts	Unrealized depreciation on forward premium swaptions	$14,316
Interest rate contracts	Variation margin payable on futures contracts**	5,038,079
Credit contracts	Variation margin payable on centrally cleared swaps**	1,379,955
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,474,942
Interest rate contracts	Written options, at fair value	2,329,357
Total Liability Derivatives		$10,236,649

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(8,568,918)	$—	$(8,568,918)

See Accompanying Notes to Financial Statements

Voya Intermediate Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	—	—	(143,402)	—	—	(143,402)
Foreign exchange contracts	(1,107,349)	(8,138)	—	—	175,510	(939,977)
Interest rate contracts	84,772	—	(10,018,174)	(10,444,181)	8,542,007	(11,835,576)
Total	$(1,022,577)	$(8,138)	$(10,161,576)	$(19,013,099)	$8,717,517	$(21,487,873)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$1,503,209	$—	$1,503,209
Foreign exchange contracts	288,681	9,795	—	—	—	298,476
Interest rate contracts	(275,835)	—	7,541,397	1,231,250	(338,834)	8,157,978
Total	$12,846	$9,795	$7,541,397	$2,734,459	$(338,834)	$9,959,663

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Barclays Bank PLC	BNP Paribas	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Total
Assets:
Purchased options	$—	$70,110	$40,855	$—	$110,965
Forward foreign currency contracts	—	—	—	9,795	9,795
Forward premium swaptions	76,459	—	—	—	76,459
Total Assets	$76,459	$70,110	$40,855	$9,795	$197,219
Liabilities:
Forward premium swaptions	$14,316	$—	$—	$—	$14,316
Written options	—	204,884	170,737	1,953,736	2,329,357
Total Liabilities	$14,316	$204,884	$170,737	$1,953,736	$2,343,673
Net OTC derivative instruments by counterparty, at fair value	$62,143	$(134,774)	$(129,882)	$(1,943,941)	$(2,146,454)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$134,774	$129,882	$1,850,000	$2,114,656
Net Exposure(1)(2)	$62,143	$—	$—	$(93,941)	$(31,798)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2023, the Portfolio had pledged $170,000 and $190,000, respectively, in cash collateral to BNP Paribas and JPMorgan Chase Bank N.A, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,497,599,408.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$34,528,383
Gross Unrealized Depreciation	(115,944,550)
Net Unrealized Depreciation	$(81,416,167)

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.8%
	Communication Services: 2.8%
445,110 (1)	Globalstar, Inc.	$863,513	0.3
43,163 (1)	IMAX Corp.	648,308	0.2
59,546 (1)	Integral Ad Science Holding Corp.	856,867	0.3
132,405 (1)	Magnite, Inc.	1,236,663	0.4
99,879 (1)	Playtika Holding Corp.	870,945	0.3
432,859 (1)	Vimeo, Inc.	1,696,807	0.6
10,667 (1)	Ziff Davis, Inc.	716,716	0.2
109,022 (1)	ZipRecruiter, Inc. - Class A	1,515,406	0.5
		8,405,225	2.8

	Consumer Discretionary: 7.8%
39,838	Acushnet Holdings Corp.	2,516,566	0.8
130,088	Arko Corp.	1,073,226	0.4
68,501	Gentex Corp.	2,237,243	0.7
348,958 (1)	GrowGeneration Corp.	875,885	0.3
61,860	International Game Technology PLC	1,695,583	0.6
34,378	KB Home	2,147,250	0.7
98,257 (1)	Lindblad Expeditions Holdings, Inc.	1,107,356	0.4
22,331	MDC Holdings, Inc.	1,233,788	0.4
195,027 (1)	Peloton Interactive, Inc. - Class A	1,187,714	0.4
33,310	Red Rock Resorts, Inc. - Class A	1,776,422	0.6
67,029	Steven Madden Ltd.	2,815,218	0.9
19,067 (1)	Taylor Morrison Home Corp.	1,017,224	0.3
81,215 (1)	Tri Pointe Homes, Inc.	2,875,011	1.0
71,471 (1)	Udemy, Inc.	1,052,768	0.3
		23,611,254	7.8

	Consumer Staples: 2.4%
43,555 (1)	BellRing Brands, Inc.	2,414,254	0.8
110,400	Dole PLC	1,356,816	0.4
14,532 (1)	National Beverage Corp.	722,531	0.2
193,661	Primo Water Corp.	2,914,598	1.0
		7,408,199	2.4

	Energy: 4.3%
660,958 (1)	Clean Energy Fuels Corp.	2,531,469	0.8
196,470	Excelerate Energy, Inc. - Class A	3,037,426	1.0
68,296 (2)	HighPeak Energy, Inc.	972,535	0.3
158,592 (1)	Kosmos Energy Ltd.	1,064,152	0.4
63,655	Murphy Oil Corp.	2,715,522	0.9
77,867	Permian Resources Corp.	1,058,991	0.4
146,480	SFL Corp. Ltd.	1,652,295	0.5
		13,032,390	4.3

	Financials: 15.9%
167,854 (2)	AGNC Investment Corp.	1,646,648	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
55,734 (1)	Ambac Financial Group, Inc.	$918,496	0.3
52,949	Arrow Financial Corp.	1,479,395	0.5
100,624	Associated Banc-Corp.	2,152,347	0.7
84,731	Atlantic Union Bankshares Corp.	3,096,071	1.0
30,179	BankUnited, Inc.	978,705	0.3
89,169	BCB Bancorp, Inc.	1,145,822	0.4
55,057	Berkshire Hills Bancorp, Inc.	1,367,065	0.5
216,833	BGC Group, Inc. - Class A	1,565,534	0.5
63,697	ConnectOne Bancorp, Inc.	1,459,298	0.5
137,802	Eastern Bankshares, Inc.	1,956,788	0.7
71,719	Farmers National Banc Corp.	1,036,340	0.3
143,191	First BanCorp/Puerto Rico	2,355,492	0.8
221,287 (1)	Genworth Financial, Inc. - Class A	1,478,197	0.5
60,538	Hilltop Holdings, Inc.	2,131,543	0.7
15,059	International Bancshares Corp.	818,005	0.3
167,567	KKR Real Estate Finance Trust, Inc.	2,216,911	0.7
136,482	Ladder Capital Corp.	1,570,908	0.5
127,185	MFA Financial, Inc.	1,433,375	0.5
48,967	NBT Bancorp, Inc.	2,052,207	0.7
31,685	Origin Bancorp, Inc.	1,127,036	0.4
41,720	Pacific Premier Bancorp, Inc.	1,214,469	0.4
114,692 (1)	Pagseguro Digital Ltd. - Class A	1,430,209	0.5
81,619	ProAssurance Corp.	1,125,526	0.4
53,943	Provident Financial Services, Inc.	972,592	0.3
247,473	Redwood Trust, Inc.	1,833,775	0.6
82,732	Simmons First National Corp. - Class A	1,641,403	0.5
32,848	United Community Banks, Inc.	961,133	0.3
16,322	Unum Group	738,081	0.2
183,551	Valley National Bancorp	1,993,364	0.7
47,253	Victory Capital Holdings, Inc. - Class A	1,627,393	0.5
106,693	WisdomTree, Inc.	739,383	0.2
		48,263,511	15.9

	Health Care: 13.9%
2,327,693 (1)	23andMe Holding Co. - Class A	2,126,348	0.7
119,704 (1)	Alignment Healthcare, Inc.	1,030,651	0.3
92,222 (1)	Allscripts Healthcare Solutions, Inc.	967,409	0.3
195,696 (1)	Amicus Therapeutics, Inc.	2,776,926	0.9

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
35,371 (1)	Amphastar Pharmaceuticals, Inc.	$2,187,696	0.7
54,237 (1)	Avanos Medical, Inc.	1,216,536	0.4
255,582 (1)	BioCryst Pharmaceuticals, Inc.	1,530,936	0.5
26,518	Bio-Techne Corp.	2,046,129	0.7
34,336	Bruker Corp.	2,523,009	0.8
1,084,005 (1)	Cerus Corp.	2,341,451	0.8
360,110 (1)	Community Health Systems, Inc.	1,127,144	0.4
33,629 (1)	Cymabay Therapeutics, Inc.	794,317	0.3
23,293	DENTSPLY SIRONA, Inc.	828,998	0.3
14,389 (1)	Haemonetics Corp.	1,230,403	0.4
17,086 (1)	HealthEquity, Inc.	1,132,802	0.4
109,712 (1)	Hims & Hers Health, Inc.	976,437	0.3
62,375 (1)	Insmed, Inc.	1,933,001	0.6
24,655 (1)	Lantheus Holdings, Inc.	1,528,610	0.5
451,279 (1)	MannKind Corp.	1,642,656	0.5
26,392 (1)	Merit Medical Systems, Inc.	2,004,736	0.7
679,265 (1)	OPKO Health, Inc.	1,025,690	0.3
23,252 (1)	Option Care Health, Inc.	783,360	0.3
85,939 (1)	Orthofix Medical, Inc.	1,158,458	0.4
101,630	Patterson Cos., Inc.	2,891,373	0.9
34,904 (1)	QIAGEN NV	1,515,881	0.5
871,076 (1)	Rigel Pharmaceuticals, Inc.	1,263,060	0.4
33,413	Select Medical Holdings Corp.	785,206	0.3
32,625 (1)	Supernus Pharmaceuticals, Inc.	944,168	0.3
		42,313,391	13.9

	Industrials: 18.6%
45,729	AAON, Inc.	3,378,001	1.1
52,933	ABM Industries, Inc.	2,372,986	0.8
40,524	Allison Transmission Holdings, Inc.	2,356,471	0.8
25,437	Apogee Enterprises, Inc.	1,358,590	0.4
27,802	Barnes Group, Inc.	907,179	0.3
149,427 (1)	CoreCivic, Inc.	2,171,174	0.7
25,774	Crane Holdings Co.	1,465,767	0.5
44,137	First Advantage Corp.	731,350	0.2
24,078	Franklin Electric Co., Inc.	2,327,139	0.8
76,126	Hillenbrand, Inc.	3,642,629	1.2
18,151	Insperity, Inc.	2,127,660	0.7
31,394	Kennametal, Inc.	809,651	0.3
145,829 (1)	Legalzoom.com, Inc.	1,647,868	0.5
58,164 (1)	Leonardo DRS, Inc.	1,165,606	0.4
127,594 (1)	Manitowoc Co., Inc.	2,129,544	0.7
63,472	Marten Transport Ltd.	1,331,643	0.4
263,229	Mueller Water Products, Inc. - Class A	3,790,498	1.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
35,460 (1)	NEXTracker, Inc. - Class A	$1,661,301	0.5
161,054 (1)	NOW, Inc.	1,823,131	0.6
29,164	nVent Electric PLC	1,723,301	0.6
28,978	Pentair PLC	2,106,990	0.7
842,100 (1)	Planet Labs PBC	2,079,987	0.7
106,166 (1)	Resideo Technologies, Inc.	1,998,044	0.7
141,490	Shyft Group, Inc.	1,729,008	0.6
28,933	Timken Co.	2,318,980	0.8
33,837 (1)	Titan Machinery, Inc.	977,213	0.3
73,224	Wabash National Corp.	1,875,999	0.6
20,752	Watts Water Technologies, Inc. - Class A	4,323,472	1.4
		56,331,182	18.6

	Information Technology: 17.7%
477,727 (1)	8x8, Inc.	1,805,808	0.6
189,412	A10 Networks, Inc.	2,494,556	0.8
88,602 (1)	ACI Worldwide, Inc.	2,711,221	0.9
27,337 (1)	Altair Engineering, Inc. - Class A	2,300,409	0.8
82,642 (1)	Box, Inc. - Class A	2,116,462	0.7
43,308	Clear Secure, Inc. - Class A	894,310	0.3
31,003	Cognex Corp.	1,294,065	0.4
41,691	CSG Systems International, Inc.	2,218,378	0.7
24,625	CTS Corp.	1,077,098	0.4
115,213 (1)	Dropbox, Inc. - Class A	3,396,479	1.1
55,259	EVERTEC, Inc.	2,262,304	0.8
107,458 (1)	ExlService Holdings, Inc.	3,315,079	1.1
118,988 (1)	Freshworks, Inc. - Class A	2,795,028	0.9
70,501	Gen Digital, Inc.	1,608,833	0.5
93,413 (1)	Knowles Corp.	1,673,027	0.6
2,945	Littelfuse, Inc.	787,964	0.3
58,992 (1)	N-able, Inc.	781,644	0.3
33,341 (1)	Nutanix, Inc. - Class A	1,590,032	0.5
50,245 (1)	PowerSchool Holdings, Inc. - Class A	1,183,772	0.4
26,903 (1)	Procore Technologies, Inc.	1,862,226	0.6
27,435 (1)(2)	Riot Platforms, Inc.	424,419	0.1
342,985 (1)	Sabre Corp.	1,509,134	0.5
29,292	Sapiens International Corp. NV	847,711	0.3
107,300 (1)	Sprinklr, Inc. - Class A	1,291,892	0.4
31,022 (1)	Squarespace, Inc. - Class A	1,024,036	0.3
1,975 (1)	Super Micro Computer, Inc.	561,414	0.2
14,734 (1)	Teradata Corp.	641,076	0.2
261,772 (1)	Viavi Solutions, Inc.	2,636,044	0.9
20,476	Vontier Corp.	707,446	0.2
12,170 (1)	Workiva, Inc.	1,235,620	0.4
172,269 (1)	Yext, Inc.	1,014,664	0.3

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
139,998 (1)	Zeta Global Holdings Corp. - Class A	$1,234,782	0.4
256,722 (1)	Zuora, Inc. - Class A	2,413,187	0.8
		53,710,120	17.7

	Materials: 7.2%
14,747	Ashland, Inc.	1,243,320	0.4
52,955	Avient Corp.	2,201,339	0.7
13,849	Balchem Corp.	2,060,039	0.7
38,052 (1)	Cleveland-Cliffs, Inc.	777,022	0.3
39,840 (1)	Constellium SE	795,206	0.3
154,996	Element Solutions, Inc.	3,586,608	1.2
399,314 (1)	Glatfelter Corp.	774,669	0.3
341,239	Hecla Mining Co.	1,641,360	0.5
36,311	Minerals Technologies, Inc.	2,589,337	0.8
114,914 (1)	O-I Glass, Inc.	1,882,291	0.6
544,784 (1)	Rayonier Advanced Materials, Inc.	2,206,375	0.7
33,191	Sensient Technologies Corp.	2,190,606	0.7
		21,948,172	7.2

	Real Estate: 5.5%
82,949	Acadia Realty Trust	1,409,303	0.5
225,814 (1)	Anywhere Real Estate, Inc.	1,831,352	0.6
216,782 (1)	Apartment Investment and Management Co. - Class A	1,697,403	0.6
45,510	Broadstone Net Lease, Inc.	783,682	0.2
117,326	Empire State Realty Trust, Inc. - Class A	1,136,889	0.4
87,565	Essential Properties Realty Trust, Inc.	2,238,161	0.7
47,797	Gladstone Land Corp.	690,667	0.2
86,372 (2)	Global Net Lease, Inc.	859,401	0.3
46,118	Peakstone Realty Trust	919,132	0.3
43,938	Plymouth Industrial REIT, Inc.	1,057,588	0.3
99,292	Retail Opportunity Investments Corp.	1,393,067	0.5
228,955	Summit Hotel Properties, Inc.	1,538,578	0.5
222,112	Uniti Group, Inc.	1,283,807	0.4
		16,839,030	5.5

	Utilities: 1.7%
28,925	ALLETE, Inc.	1,769,053	0.6
70,537	Avista Corp.	2,520,992	0.8
18,066	Portland General Electric Co.	782,981	0.3
		5,073,026	1.7
	Total Common Stock (Cost $276,794,990)	296,935,500	97.8
Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
28,457	iShares Russell 2000 ETF	$5,711,605	1.9
	Total Exchange-Traded Funds (Cost $5,269,314)	5,711,605	1.9
	Total Long-Term Investments (Cost $282,064,304)	302,647,105	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.7%
52,798 (3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $52,829, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $53,854, due 01/18/24-08/15/36)	52,798	0.0
1,000,000 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $1,020,000, due 12/01/29-12/01/53)	1,000,000	0.4

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $1,020,000, due 02/01/35-09/01/52)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $2,052,798)	2,052,798	0.7
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.3%
945,000 (4)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $945,000)	$945,000	0.3
	Total Short-Term Investments (Cost $2,997,798)	2,997,798	1.0
	Total Investments in Securities (Cost $285,062,102)	$305,644,903	100.7
	Liabilities in Excess of Other Assets	(2,030,391)	(0.7)
	Net Assets	$303,614,512	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$296,935,500	$—	$—	$296,935,500
Exchange-Traded Funds	5,711,605	—	—	5,711,605
Short-Term Investments	945,000	2,052,798	—	2,997,798
Total Investments, at fair value	$303,592,105	$2,052,798	$—	$305,644,903

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $307,214,074.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$30,010,610
Gross Unrealized Depreciation	(31,580,040)
Net Unrealized Depreciation	$(1,569,430)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio			Voya Growth and Income Portfolio
Class I	NII	$0.2492	Class ADV	NII	$0.1266
Class S	NII	$0.2043	Class I	NII	$0.2279
All Classes	LTCG	$0.0573	Class S	NII	$0.1670
			Class S2	NII	$0.1678
			All Classes	STCG	$0.6565
			All Classes	LTCG	$1.1652
Voya Global High Dividend Low Volatility Portfolio			Voya Intermediate Bond Portfolio
Class ADV	NII	$0.2653	Class ADV	NII	$0.3860
Class I	NII	$0.3204	Class I	NII	$0.4435
Class S	NII	$0.2927	Class S	NII	$0.4139
Class S2	NII	$0.2776	Class S2	NII	$0.3965
Class T	NII	$0.2536
All Classes	LTCG	$0.3749
Voya Government Money Market Portfolio			Voya Small Company Portfolio
Class I	NII	$0.0467	Class ADV	NII	$0.0071
Class S	NII	$0.0450	Class I	NII	$0.0615
			Class R6	NII	$0.0700
			Class S	NII	$0.0274

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Balanced Portfolio	8.17%
Voya Global High Dividend Low Volatility Portfolio	57.87%
Voya Growth and Income Portfolio	35.66%
Voya Small Company Portfolio	99.97%

For the year ended December 31, 2023, 37.86% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Balanced Portfolio	$1,231,964
Voya Global High Dividend Low Volatility Portfolio	$17,125,548
Voya Growth and Income Portfolio	$110,458,275

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Directors/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee

Independent Directors/Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director/Trustee	January 2020 – Present May 2013 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present)

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present);

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	October 2015 – Present	Retired.	138	None.

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Inves- tors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director/Trustee of the Board.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023−Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023− Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020−Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019−January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015−March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President and Chief Investment Risk Officer	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present); Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present);, Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	March 2002 −Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB- ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Directors/Trustees (“Board”) of Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Portfolio, Voya Global High Dividend Low Volatility Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, and Voya Small Company Portfolio, each a series of the Registrants (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Registrants, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/ Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high- quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory

relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Registrants’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Balanced Portfolio

In considering whether to approve the renewal of the Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the ten-year period, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the recent changes to the Portfolio’s portfolio management team.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2)

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Global High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one- year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; and (2) its confidence in the Sub-Adviser’s ability to achieve the Portfolio’s investment objective over a long-term period.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Government Money Market Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year- to-date, three-year and five-year periods, and the second quintile for the one-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Voya Intermediate Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date and five-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the impact of security selection, sector allocation and the interest rate environment on the Portfolio’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Small Company Portfolio

In considering whether to approve the renewal of the Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year period, the fourth quintile for the three-year and ten-year periods, and the fifth quintile for the five-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s investment strategy and portfolio management team, effective June 1, 2022, as well as the Portfolio’s improved performance for the more recent periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-CAPAPALL (1223)

(b)         Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $47,233 for the year ended December 31, 2023 and $40,736 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $7,995 for the year ended December 31, 2023 and $7,800 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Variable Funds	$7,995	$7,800
Voya Investments, LLC (1)	$17,183,452	$12,831,317

__________________________________

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Funds

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024